                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5002

                           SCUDDER VARIABLE SERIES II
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments Logo]

Annual report to
shareholders for the year
ended December 31, 2003

Scudder Variable Series II

Scudder Aggressive Growth Portfolio

Scudder Blue Chip Portfolio

Scudder Contrarian Value Portfolio

Scudder Fixed Income Portfolio

Scudder Global Blue Chip Portfolio

Scudder Government Securities Portfolio

Scudder Growth Portfolio

Scudder High Income Portfolio

Scudder International Select Equity Portfolio

Scudder Money Market Portfolio

Scudder Small Cap Growth Portfolio

Scudder Strategic Income Portfolio

Scudder Technology Growth Portfolio

Scudder Total Return Portfolio

SVS Davis Venture Value Portfolio

SVS Dreman Financial Services Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

SVS Eagle Focused Large Cap Growth Portfolio

SVS Focus Value+Growth Portfolio

SVS Index 500 Portfolio

SVS INVESCO Dynamic Growth Portfolio

SVS Janus Growth and Income Portfolio

SVS Janus Growth Opportunities Portfolio

SVS MFS Strategic Value Portfolio

SVS Oak Strategic Equity Portfolio

SVS Turner Mid Cap Growth Portfolio

Contents

Management Summary, Portfolios of Investments, Financial Statements, Financial Highlights for:

<Click Here> Scudder Aggressive Growth Portfolio

<Click Here> Scudder Blue Chip Portfolio

<Click Here> Scudder Contrarian Value Portfolio

<Click Here> Scudder Fixed Income Portfolio (formerly Scudder Investment Grade Bond Portfolio)

<Click Here> Scudder Global Blue Chip Portfolio

<Click Here> Scudder Government Securities Portfolio

<Click Here> Scudder Growth Portfolio

<Click Here> Scudder High Income Portfolio

<Click Here> Scudder International Select Equity Portfolio

<Click Here> Scudder Money Market Portfolio

<Click Here> Scudder Small Cap Growth Portfolio

<Click Here> Scudder Strategic Income Portfolio

<Click Here> Scudder Technology Growth Portfolio

<Click Here> Scudder Total Return Portfolio

<Click Here> SVS Davis Venture Value Portfolio

<Click Here> SVS Dreman Financial Services Portfolio

<Click Here> SVS Dreman High Return Equity Portfolio

<Click Here> SVS Dreman Small Cap Value Portfolio

<Click Here> SVS Eagle Focused Large Cap Growth Portfolio

<Click Here> SVS Focus Value+Growth Portfolio

<Click Here> SVS Index 500 Portfolio

<Click Here> SVS INVESCO Dynamic Growth Portfolio

<Click Here> SVS Janus Growth and Income Portfolio

<Click Here> SVS Janus Growth Opportunities Portfolio

<Click Here> SVS MFS Strategic Value Portfolio

<Click Here> SVS Oak Strategic Equity Portfolio

<Click Here> SVS Turner Mid Cap Growth Portfolio

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

This report must be preceded or accompanied by a prospectus. To obtain a prospectus, call (800) 778-1482 or your financial representative. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

Management Summary December 31, 2003

Scudder Aggressive Growth Portfolio

For the 12 months ended December 31, 2003, the portfolio posted a strong 33.99% total return (Class A shares, unadjusted for contract charges) outpacing its benchmark, the Russell 3000 Growth Index, which returned 30.97%. Please see the following page for standardized performance as of December 31, 2003.

At the sector level, the portfolio's technology stocks experienced a healthy gain, rising on average 60% for the period, versus 49% for the benchmark's technology stocks. The portfolio's second-best-performing sector was consumer discretionary. While the portfolio was underweight in this sector, our stock picks were up an average of 57%, versus the benchmark's 36% average. On the downside, the portfolio was underweight in the industrials sector, which came back strongly during the period, and our stock picks fell short of the benchmark average for that sector.

Looking at securities, the highest-contributing stock was National Semiconductor Corp. Its shares were up more than 150% for the year. The next-best performer was Harman International Industries, Inc., a consumer discretionary company that produces entertainment subsystems for automobiles. In terms of detractors, LaBranche & Co., Inc., a financial specialist firm, had its stock valuation decline significantly when the New York Stock Exchange scandal hit, calling the specialist system into question. We believe LaBranche will bounce back, and the portfolio continues to hold it. The next three biggest detractors were stocks we inherited from the previous portfolio management team. The portfolio has since exited these securities.

We have positioned the portfolio based on the thesis of a sustained economic recovery. We believe that as the economy improves and business decision makers gain more confidence, job growth should finally ignite, propelling both consumer and capital spending.

Audrey M.T. Jones
Samuel A. Dedio
Doris R. Klug

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. It is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 3000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

Scudder Aggressive Growth Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. It is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this Portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this Portfolio would be lower.

Growth of an Assumed $10,000 Investment in Scudder Aggressive Growth Portfolio from 5/1/1999 to 12/31/2003
[] Scudder Aggressive Growth Portfolio - Class A [] Russell 3000 Growth Index [] S&P 500 Index

The Russell 3000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
Scudder Aggressive Growth Portfolio		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$13,399	$7,277	$9,675
	Average annual total return	33.99%	-10.05%	-.71%
Russell 3000 Growth Index	Growth of $10,000	$13,097	$7,576	$7,384
	Average annual total return	30.97%	-8.84%	-6.29%
S&P 500 Index	Growth of $10,000	$12,868	$8,833	$8,912
	Average annual total return	28.68%	-4.05%	-2.44%
Scudder Aggressive Growth Portfolio			1-Year	Life of Class**
Class B	Growth of $10,000		$13,343	$12,678
	Average annual total return		33.43%	17.14%
Russell 3000 Growth Index	Growth of $10,000		$13,097	$11,862
	Average annual total return		30.97%	12.06%
S&P 500 Index	Growth of $10,000		$12,868	$11,543
	Average annual total return		28.68%	10.04%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1999. Index returns begin April 30, 1999.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

Scudder Aggressive Growth Portfolio

	Shares	Value ($)

Common Stocks 94.6%
Consumer Discretionary 15.9%
Automobiles 0.9%
Thor Industries, Inc.	9,400	528,468
Hotel Restaurants & Leisure 6.1%
GTECH Holdings Corp.	45,800	2,266,642
The Cheesecake Factory, Inc.*	31,900	1,404,557
		3,671,199
Household Durables 4.4%
Harman International Industries, Inc.	19,000	1,405,620
Tempur-Pedic International, Inc.*	81,400	1,261,700
		2,667,320
Multiline Retail 0.9%
Kohl's Corp.*	12,200	548,268
Specialty Retail 1.4%
Chico's FAS, Inc.*	23,400	864,630
Textiles, Apparel & Luxury Goods 2.2%
Columbia Sportswear Co.*	24,900	1,357,050
Consumer Staples 4.4%
Beverages 1.0%
Constellation Brands, Inc. "A"*	19,300	635,549
Food & Drug Retailing 2.0%
Performance Food Group Co.*	32,700	1,182,759
Food Products 1.4%
Dean Foods Co.*	25,900	851,333
Energy 3.3%
Energy Equipment & Services
BJ Services Co.*	16,000	574,400
Rowan Companies, Inc.*	60,600	1,404,102
		1,978,502
Financials 8.1%
Diversified Financial Services 8.0%
Ameritrade Holding Corp.*	65,000	914,550
Chicago Mercantile Exchange	5,400	390,744
Citigroup, Inc.	11,400	553,356
Goldman Sachs Group, Inc.	3,000	296,190
Investment Technology Group, Inc.	46,900	757,435
Investors Financial Services Corp.	27,300	1,048,593
LaBranche & Co., Inc.	30,400	354,768
Providian Financial Corp.*	45,000	523,800
		4,839,436
Insurance 0.1%
Aspen Insurance Holdings Ltd.*	2,100	52,101
Health Care 20.4%
Biotechnology 6.3%
Amgen, Inc.*	20,600	1,273,080
Gilead Sciences, Inc.*	14,700	854,658
	Shares	Value ($)

Martek Biosciences Corp.*	16,600	1,078,502
MedImmune, Inc.*	25,300	642,620
		3,848,860
Health Care Equipment & Supplies 2.3%
Medtronic, Inc.	28,898	1,404,732
Health Care Providers & Services 3.8%
Cardinal Health, Inc.	14,700	899,052
WellPoint Health Networks, Inc.*	14,300	1,386,957
		2,286,009
Pharmaceuticals 8.0%
Biovail Corp.*	23,300	500,717
Eli Lilly & Co.	17,700	1,244,841
Johnson & Johnson	16,800	867,888
Pfizer, Inc.	35,200	1,243,616
Teva Pharmaceutical Industries Ltd. (ADR)	17,100	969,741
		4,826,803
Industrials 8.6%
Aerospace & Defense 1.9%
Alliant Techsystems, Inc.*	20,300	1,172,528
Airlines 2.0%
SkyWest, Inc.	39,400	713,928
Southwest Airlines Co.	31,100	501,954
		1,215,882
Commercial Services & Supplies 3.4%
Corinthian Colleges, Inc.*	21,200	1,177,872
ITT Educational Services, Inc.*	19,300	906,521
		2,084,393
Road & Rail 1.3%
Swift Transportation Co., Inc.*	36,200	760,924
Information Technology 31.6%
Communications Equipment 5.6%
Adaptec, Inc.*	110,100	972,183
Cisco Systems, Inc.*	100,200	2,433,858
		3,406,041
Computers & Peripherals 4.6%
Dell, Inc.*	32,300	1,096,908
EMC Corp.*	67,000	865,640
Network Appliance, Inc.*	40,900	839,677
		2,802,225
Electronic Equipment & Instruments 5.4%
Jabil Circuit, Inc.*	39,700	1,123,510
Vishay Intertechnology, Inc.*	92,000	2,106,800
		3,230,310
IT Consulting & Services 1.0%
Fiserv, Inc.*	15,800	624,258
Semiconductors & Semiconductor Equipment & 13.3%
Applied Micro Circuits Corp.*	204,500	1,222,910
Linear Technology Corp.	25,500	1,072,785
Microchip Technology, Inc.	22,200	740,592
	Shares	Value ($)

National Semiconductor Corp.*	33,600	1,324,176
Novellus Systems, Inc.*	19,900	836,795
QLogic Corp.*	11,200	577,920
Teradyne, Inc.*	41,900	1,066,355
Texas Instruments, Inc.	41,500	1,219,270
		8,060,803
Software 1.7%
Cognos, Inc.*	32,300	989,026
Materials 1.0%
Containers & Packaging
Packaging Corp. of America	27,400	598,964
Telecommunication Services 1.3%
Wireless Telecommunication Services
Nextel Partners, Inc. "A"*	59,400	798,930
Total Common Stocks (Cost $47,069,217)		57,287,303
	Shares	Value ($)

Other 2.0%
Ishares Russell 3000 Growth Cost ($695,839)	32,000	1,209,600

Cash Equivalents 3.4%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $2,038,983)	2,038,983	2,038,983
Total Investment Portfolio - 100.0% (Cost $49,804,039) (a)		60,535,886

Notes to Scudder Aggressive Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $49,916,746. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $10,619,140. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,722,832 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,103,692.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $47,765,056)	$ 58,496,903
Investment in Scudder Cash Management QP Trust (cost $2,038,983)	2,038,983
Total investments in securities, at value (cost $49,804,039)	60,535,886
Dividends receivable	8,153
Interest receivable	1,667
Receivable for Portfolio shares sold	31,095
Other assets	1,239
Total assets	60,578,040
Liabilities
Due to custodian bank	550,000
Payable for Portfolio shares redeemed	48,766
Accrued management fee	42,672
Other accrued expenses and payables	50,024
Total liabilities	691,462
Net assets, at value	$ 59,886,578
Net Assets
Net assets consist of: Accumulated net investment loss	(85)
Net unrealized appreciation (depreciation) on investments	10,731,847
Accumulated net realized gain (loss)	(41,752,884)
Paid-in capital	90,907,700
Net assets, at value	$ 59,886,578
Class A Net Asset Value, offering and redemption price per share ($56,067,632 / 5,923,874 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.46
Class B Net Asset Value, offering and redemption price per share ($3,818,946 / 405,258 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.42

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $955)	$ 160,936
Interest - Scudder Cash Management QP Trust	30,253
Total Income	191,189
Expenses: Management fee	379,697
Custodian and accounting fees	52,831
Distribution service fees (Class B)	3,462
Record keeping fees (Class B)	1,967
Auditing	42,750
Legal	9,407
Trustees' fees and expenses	1,088
Reports to shareholders	5,814
Other	5,053
Total expenses before expense reductions	502,069
Expense reductions	(15,048)
Total expenses after expense reductions	487,021
Net investment income (loss)	(295,832)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(6,980,374)
Net unrealized appreciation (depreciation) during the period on investments	21,899,078
Net gain (loss) on investment transactions	14,918,704
Net increase (decrease) in net assets resulting from operations	$ 14,622,872

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ (295,832)	$ (99,515)
Net realized gain (loss) on investment transactions	(6,980,374)	(25,580,629)
Net unrealized appreciation (depreciation) on investment transactions during the period	21,899,078	4,021,333
Net increase (decrease) in net assets resulting from operations	14,622,872	(21,658,811)
Distributions to shareholders from: Net investment income Class A	-	(257,547)
Portfolio share transactions: Class A Proceeds from shares sold	19,207,656	16,785,284
Reinvestment of distributions	-	257,547
Cost of shares redeemed	(21,817,569)	(21,199,303)
Net increase (decrease) in net assets from Class A share transactions	(2,609,913)	(4,156,472)
Class B Proceeds from shares sold	3,541,180	85,623*
Cost of shares redeemed	(186,774)	(134)*
Net increase (decrease) in net assets from Class B share transactions	3,354,406	85,489
Increase (decrease) in net assets	15,367,365	(25,987,341)
Net assets at beginning of period	44,519,213	70,506,554
Net assets at end of period (including accumulated net investment loss of $85 and $486, respectively)	$ 59,886,578	$ 44,519,213
Other Information
Class A Shares outstanding at beginning of period	6,292,403	6,898,699
Shares sold	2,320,895	1,832,303
Shares issued to shareholders in reinvestment of distributions	-	26,632
Shares redeemed	(2,689,424)	(2,465,231)
Net increase (decrease) in Portfolio shares	(368,529)	(606,296)
Shares outstanding at end of period	5,923,874	6,292,403
Class B Shares outstanding at beginning of period	11,689	-
Shares sold	417,145	11,707*
Shares redeemed	(23,576)	(18)*
Net increase (decrease) in Portfolio shares	393,569	11,689
Shares outstanding at end of period	405,258	11,689

* For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001	2000[a]	1999[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.06	$ 10.22	$ 13.20	$ 13.99	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.01)	.06	.18	.06
Net realized and unrealized gain (loss) on investment transactions	2.45	(3.11)	(2.92)	(.87)	3.93
Total from investment operations	2.40	(3.12)	(2.86)	(.69)	3.99
Less distributions from: Net investment income	-	(.04)	(.12)	-	-
Net realized gains on investment transactions	-	-	-	(.10)	-
Total distributions	-	(.04)	(.12)	(.10)	-
Net asset value, end of period	$ 9.46	$ 7.06	$ 10.22	$ 13.20	$ 13.99
Total Return (%)	33.99[d]	(30.66)	(21.76)	(4.96)	39.89d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	44	71	66	12
Ratio of expenses before expense reductions (%)	.98	.81	.86	.95	2.66*
Ratio of expenses after expense reductions (%)	.95	.81	.86	.94	.50*
Ratio of net investment income (loss) (%)	(.57)	(.19)	.58	1.22	.80*
Portfolio turnover rate (%)	91	71	42	103	90*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.06	$ 7.43
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.45	(.35)
Total from investment operations	2.36	(.37)
Net asset value, end of period	$ 9.42	$ 7.06
Total Return (%)	33.43[c]	(4.98)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4.1
Ratio of expenses before expense reductions (%)	1.37	1.06*
Ratio of expenses after expense reductions (%)	1.34	1.06*
Ratio of net investment income (loss) (%)	(.96)	(.47)*
Portfolio turnover rate (%)	91	71

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary December 31, 2003

Scudder Blue Chip Portfolio

Two main stories with fortuitous outcomes emerged in 2003. The war in Iraq was the first story. When it became clear that coalition forces would win the main campaign to depose Saddam Hussein's regime, market sentiment rose while the risk premium fell, sparking a strong spring rally. The second story began at the end of summer, when we saw leading indicators point to a potential economic recovery. By the fourth quarter, it became clear that the recovery would be self-sustaining.

With these dramas at play, Scudder Blue Chip Portfolio produced a strong 27.25% total return (Class A shares, unadjusted for contract charges) for the 12 months ended December 31, 2003. Its benchmark, the Russell 1000 Index, returned 29.89% for the same annual period. Please see the following page for standardized performance as of December 31, 2003.

Overweight positions in top-10 holdings Intel Corp. and Citigroup, Inc. racked up nice gains for the portfolio. Intel Corp., the world's largest semiconductor chip maker, was a direct beneficiary of the past year's tremendous revival in technology. Citigroup, Inc., the financial services behemoth, managed to beat earnings estimates throughout the year.

Detractors included Eastman Kodak Co. The market did not take a liking to the company's plan to focus on digital technology versus traditional film - and punished its stock accordingly.

We believe the portfolio's strong performance in 2003 validates the strength of the disciplines we use to manage risk and select companies with solid balance sheets, strong cash flows, improving relative earnings and attractive valuations.

Janet Campagna
Robert Wang

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the US. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Index. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

Scudder Blue Chip Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Blue Chip Portfolio from 5/1/1997 to 12/31/2003
[] Scudder Blue Chip Portfolio - Class A [] Russell 1000 Index

The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the US. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Index. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Scudder Blue Chip Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$12,725	$8,344	$9,630	$12,229
	Average annual total return	27.25%	-5.86%	-.75%	3.06%
Russell 1000 Index	Growth of $10,000	$12,989	$8,910	$9,934	$15,661
	Average annual total return	29.89%	-3.78%	-.13%	6.96%
Scudder Blue Chip Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$12,676	$11,529
	Average annual total return			26.76%	9.95%
Russell 1000 Index	Growth of $10,000			$12,989	$11,673
	Average annual total return			29.89%	10.86%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1997. Index returns begin April 30, 1997.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

Scudder Blue Chip Portfolio

	Shares	Value ($)

Common Stocks 97.2%
Consumer Discretionary 14.7%
Auto Components 1.4%
American Axle & Manufacturing Holdings, Inc.*	58,900	2,380,738
Autoliv, Inc.	33,700	1,268,805
		3,649,543
Hotel Restaurants & Leisure 2.0%
Brinker International, Inc.*	40,200	1,333,032
CBRL Group, Inc.	26,000	994,760
Regal Entertainment Group "A"	7,700	158,004
Starbucks Corp.*	77,900	2,575,374
		5,061,170
Household Durables 0.8%
NVR, Inc.*	2,600	1,211,600
Ryland Group, Inc.	3,800	336,832
Toll Brothers, Inc.	9,300	369,768
Whirlpool Corp.	3,700	268,805
		2,187,005
Internet & Catalog Retail 0.3%
eBay, Inc.*	13,200	852,588
Leisure Equipment & Products 0.9%
Eastman Kodak Co.	48,200	1,237,294
Marvel Enterprises, Inc.*	38,200	1,112,002
		2,349,296
Media 4.9%
Comcast Corp. "A"*	111,339	3,659,713
Cox Communications, Inc. "A"*	77,000	2,652,650
Hughes Electronics Corp.*	135,254	2,238,453
McGraw-Hill, Inc.	51,400	3,593,888
News Corporation Ltd. (ADR)	15,127	457,592
		12,602,296
Specialty Retail 3.6%
Advance Auto Parts, Inc.*	19,500	1,587,300
Blockbuster, Inc. "A"	111,800	2,006,810
Chico's FAS, Inc.*	53,200	1,965,740
Claire's Stores, Inc.	126,800	2,388,912
PETsMART, Inc.	20,400	485,520
Talbots, Inc.	22,800	701,784
The Gap, Inc.	12,000	278,520
		9,414,586
Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc.*	7,200	271,800
NIKE, Inc. "B"	24,700	1,690,962
		1,962,762
Consumer Staples 7.1%
Beverages 3.0%
Anheuser-Busch Companies, Inc.	69,600	3,666,528
PepsiCo, Inc.	89,100	4,153,842
		7,820,370
	Shares	Value ($)

Food & Drug Retailing 1.6%
Supervalu, Inc.	11,200	320,208
Sysco Corp.	77,200	2,874,156
Wal-Mart Stores, Inc.	20,100	1,066,305
		4,260,669
Household Products 2.4%
Procter & Gamble Co.	62,100	6,202,548
Tobacco 0.1%
Loew's Corp. - Carolina Group	8,000	201,920
Energy 6.1%
Oil & Gas
Apache Corp.	8,400	681,240
Chesapeake Energy Corp.	36,700	498,386
ChevronTexaco Corp.	37,400	3,230,986
ExxonMobil Corp.	97,540	3,999,140
Occidental Petroleum Corp.	99,800	4,215,552
Pogo Producing Co.	63,400	3,062,220
		15,687,524
Financials 18.5%
Banks 7.4%
Bank of America Corp.	82,500	6,635,475
Golden West Financial Corp.	28,400	2,930,596
National City Corp.	56,300	1,910,822
US Bancorp.	90,300	2,689,134
Wachovia Corp.	96,100	4,477,299
Wells Fargo & Co.	8,300	488,787
		19,132,113
Consumer Finance 0.6%
American Express Co.	34,400	1,659,112
Diversified Financial Services 6.6%
Capital One Finance Corp.	9,900	606,771
CIT Group, Inc.	34,900	1,254,655
Citigroup, Inc.	140,800	6,834,432
Countrywide Financial Corp.	13,200	1,001,220
Doral Financial Corp.	7,350	237,258
Fannie Mae	8,700	653,022
J.P. Morgan Chase & Co.	73,300	2,692,309
Lehman Brothers Holdings, Inc.	42,200	3,258,684
MBNA Corp.	17,200	427,420
		16,965,771
Insurance 3.0%
American International Group, Inc.	18,612	1,233,603
John Hancock Financial Services, Inc.	6,700	251,250
Prudential Financial, Inc.	72,400	3,024,148
W.R. Berkley Corp.	92,850	3,245,108
		7,754,109
Real Estate 0.9%
Apartment Investment & Management Co. (REIT)	5,700	196,650
Avalonbay Communities, Inc. (REIT)	4,400	210,320
Equity Office Properties Trust (REIT)	24,500	701,925
	Shares	Value ($)

Equity Residential (REIT)	9,700	286,247
General Growth Properties, Inc. (REIT)	12,300	341,325
The Rouse Co. (REIT)	5,300	249,100
Vornado Realty Trust (REIT)	5,800	317,550
		2,303,117
Health Care 14.5%
Biotechnology 4.0%
Amgen, Inc.*	70,700	4,369,260
Genentech, Inc.*	12,500	1,169,625
Gilead Sciences, Inc.*	40,500	2,354,670
IDEXX Laboratories, Inc.*	55,200	2,554,656
		10,448,211
Health Care Equipment & Supplies 0.8%
Guidant Corp.	28,700	1,727,740
Respironics, Inc.*	9,000	405,810
		2,133,550
Health Care Providers & Services 3.5%
First Health Group Corp.*	91,400	1,778,644
Humana, Inc.*	104,400	2,385,540
Manor Care, Inc.	8,100	280,017
PacifiCare Health Systems, Inc.*	4,500	304,200
UnitedHealth Group, Inc.	74,800	4,351,864
		9,100,265
Pharmaceuticals 6.2%
Abbott Laboratories	20,800	969,280
Allergan, Inc.	22,900	1,758,949
Endo Pharmaceuticals Holdings, Inc.*	88,500	1,704,510
Johnson & Johnson	13,682	706,812
Merck & Co., Inc.	110,300	5,095,860
Mylan Laboratories, Inc.	63,450	1,602,747
Pfizer, Inc.	95,050	3,358,117
Watson Pharmaceuticals, Inc.*	15,700	722,200
		15,918,475
Industrials 9.4%
Aerospace & Defense 1.2%
Goodrich Corp.	33,000	979,770
Lockheed Martin Corp.	41,800	2,148,520
		3,128,290
Air Freight & Logistics 1.8%
FedEx Corp.	11,500	776,250
J.B. Hunt Transport Services, Inc.*	59,900	1,617,899
Ryder System, Inc.	65,700	2,243,655
		4,637,804
Airlines 0.2%
Southwest Airlines Co.	37,300	602,022
Commercial Services & Supplies 0.3%
University of Phoenix Online	11,100	765,123
Industrial Conglomerates 4.0%
3M Co.	55,200	4,693,656
Carlisle Companies, Inc.	22,500	1,369,350
General Electric Co.	135,400	4,194,692
		10,257,698
	Shares	Value ($)

Machinery 1.1%
Caterpillar, Inc.	14,600	1,212,092
Deere & Co.	11,300	735,065
Eaton Corp.	9,500	1,025,810
		2,972,967
Road & Rail 0.8%
Swift Transportation Co., Inc.*	94,700	1,990,594
Information Technology 16.3%
Communications Equipment 2.4%
Avaya, Inc.*	83,300	1,077,902
Cisco Systems, Inc.*	94,300	2,290,547
QUALCOMM, Inc.	52,900	2,852,897
		6,221,346
Computers & Peripherals 3.4%
EMC Corp.*	156,700	2,024,564
International Business Machines Corp.	46,300	4,291,084
Maxtor Corp.*	8,200	91,020
SanDisk Corp.*	18,900	1,155,546
Western Digital Corp.*	107,800	1,270,962
		8,833,176
Electronic Equipment & Instruments 0.4%
Avnet, Inc.*	49,000	1,061,340
Internet Software & Services 0.3%
Yahoo!, Inc.*	15,200	686,584
IT Consulting & Services 0.0%
Acxiom Corp.*	6,800	126,276
Office Electronics 1.0%
Xerox Corp.*	180,800	2,495,040
Semiconductors & Semiconductor Equipment 5.5%
Intel Corp.	218,100	7,022,820
International Rectifier Corp.*	12,200	602,802
MEMC Electronic Materials, Inc.*	82,900	797,498
Silicon Laboratories, Inc.*	24,400	1,054,568
Texas Instruments, Inc.	92,800	2,726,464
Xilinx, Inc.*	49,900	1,933,126
		14,137,278
Software 3.3%
Electronic Arts, Inc.*	55,900	2,670,902
Microsoft Corp.	213,700	5,885,298
		8,556,200
Materials 4.0%
Chemicals 1.5%
Engelhard Corp.	37,600	1,126,120
Monsanto Co.	97,800	2,814,684
		3,940,804
Metals & Mining 2.3%
Alcoa, Inc.	108,400	4,119,200
CONSOL Energy, Inc.	24,700	639,730
United States Steel Corp.	34,200	1,197,684
		5,956,614
	Shares	Value ($)

Paper & Forest Products 0.2%
Rayonier, Inc.	8,200	340,382
Telecommunication Services 4.0%
Diversified Telecommunication Services 3.1%
AT&T Corp.	46,600	945,980
BellSouth Corp.	68,400	1,935,720
Sprint Corp. (FON Group)	134,900	2,215,058
Verizon Communications, Inc.	85,600	3,002,848
		8,099,606
Wireless Telecommunication Services 0.9%
AT&T Wireless Services, Inc.*	283,900	2,268,361
Utilities 2.6%
Electric Utilities 2.5%
Edison International	32,500	712,725
Entergy Corp.	46,200	2,639,406
Exelon Corp.	46,800	3,105,648
		6,457,779
Multi-Utilities & Unregulated Power 0.1%
AES Corp.*	24,300	229,392
Total Common Stocks (Cost $216,216,726)		251,431,676

	Principal Amount ($)	Value ($)

US Government Backed 0.2%
US Treasury Bill:
0.83%**, 1/29/2004 (c)	75,000	74,951
0.93%**, 1/29/2004 (c)	375,000	374,729
Total US Government Backed (Cost $449,680)		449,680

	Shares	Value ($)

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $6,822,980)	6,822,980	6,822,980
Total Investment Portfolio - 100.0% (Cost $223,489,386) (a)		258,704,336

Notes to Scudder Blue Chip Portfolio of Investments

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $225,611,449. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $33,092,887. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $36,078,728 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,985,841.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) At December 31, 2003, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.
At December 31, 2003, open futures contracts were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
S&P 500 Index Future	3/18/2004	6,000	6,502,644	6,663,600	160,956

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $216,666,406)	$ 251,881,356
Investment in Scudder Cash Management QP Trust (cost $6,822,980)	6,822,980
Total investments in securities, at value (cost $223,489,386)	258,704,336
Cash	10,000
Dividends receivable	191,353
Interest receivable	5,735
Receivable for Portfolio shares sold	105,892
Receivable for daily variation margin on open futures contracts	17,400
Other assets	6,383
Total assets	259,041,099
Liabilities
Payable for Portfolio shares redeemed	143,358
Accrued management fee	140,424
Other accrued expenses and payables	77,370
Total liabilities	361,152
Net assets, at value	$ 258,679,947
Net Assets
Net assets consist of: Undistributed net investment income	1,620,422
Net unrealized appreciation (depreciation) on: Investments	35,214,950
Futures	160,956
Accumulated net realized gain (loss)	(57,507,869)
Paid-in capital	279,191,488
Net assets, at value	$ 258,679,947
Class A Net Asset Value, offering and redemption price per share ($241,837,540 / 20,421,127 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.84
Class B Net Asset Value, offering and redemption price per share ($16,842,407 / 1,427,149 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.80

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $762)	$ 3,238,344
Interest - Scudder Cash Management QP Trust	67,004
Interest	3,096
Total Income	3,308,444
Expenses: Management fee	1,406,973
Custodian fees	21,123
Distribution service fees (Class B)	17,238
Record keeping fees (Class B)	9,721
Auditing	38,314
Legal	14,995
Trustees' fees and expenses	970
Reports to shareholders	36,371
Other	12,272
Total expenses, before expense reductions	1,557,977
Expense reductions	(21)
Total expenses, after expense reductions	1,557,956
Net investment income (loss)	1,750,488
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	14,874,763
Futures	429,096
15,303,859
Net unrealized appreciation (depreciation) during the period on: Investments	40,272,517
Futures	189,876
40,462,393
Net gain (loss) on investment transactions	55,766,252
Net increase (decrease) in net assets resulting from operations	$ 57,516,740

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ 1,750,488	$ 1,369,121
Net realized gain (loss) on investment transactions	15,303,859	(31,737,958)
Net unrealized appreciation (depreciation) on investment transactions during the period	40,462,393	(23,730,543)
Net increase (decrease) in net assets resulting from operations	57,516,740	(54,099,380)
Distributions to shareholders from: Net investment income Class A	(1,353,726)	(811,699)
Class B	(7,619)	-
Portfolio share transactions: Class A Proceeds from shares sold	48,054,210	30,297,497
Reinvestment of distributions	1,353,726	811,699
Cost of shares redeemed	(35,300,630)	(42,122,019)
Net increase (decrease) in net assets from Class A share transactions	14,107,306	(11,012,823)
Class B Proceeds from shares sold	14,291,287	390,999*
Reinvestment of distributions	7,619	-*
Cost of shares redeemed	(18,533)	(13)*
Net increase (decrease) in net assets from Class B share transactions	14,280,373	390,986
Increase (decrease) in net assets	84,543,074	(65,532,916)
Net assets at beginning of period	174,136,873	239,669,789
Net assets at end of period (including undistributed net investment income of $1,620,422 and $1,271,447, respectively)	$ 258,679,947	$ 174,136,873
Other Information
Class A Shares outstanding at beginning of period	18,535,421	19,851,259
Shares sold	5,312,621	2,729,968
Shares issued to shareholders in reinvestment of distributions	150,749	66,642
Shares redeemed	(3,577,664)	(4,112,448)
Net increase (decrease) in Portfolio shares	1,885,706	(1,315,838)
Shares outstanding at end of period	20,421,127	18,535,421
Class B Shares outstanding at beginning of period	40,975	-
Shares sold	1,387,142	40,976*
Shares issued to shareholders in reinvestment of distributions	849	-*
Shares redeemed	(1,817)	(1)*
Net increase (decrease) in Portfolio shares	1,386,174	40,975
Shares outstanding at end of period	1,427,149	40,975

* For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001	2000[a]	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.37	$ 12.07	$ 14.41	$ 15.69	$ 12.60
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.07	.05	.07	.09
Net realized and unrealized gain (loss) on investment transactions	2.45	(2.73)	(2.33)	(1.29)	3.08
Total from investment operations	2.53	(2.66)	(2.28)	(1.22)	3.17
Less distributions from: Net investment income	(.06)	(.04)	(.06)	(.06)	(.08)
Net asset value, end of period	$ 11.84	$ 9.37	$ 12.07	$ 14.41	$ 15.69
Total Return (%)	27.25	(22.11)	(15.81)	(7.84)	25.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	242	174	240	228	185
Ratio of expenses before expense reductions (%)	.71	.69	.69	.71	.71
Ratio of expenses after expense reductions (%)	.71	.69	.69	.71	.70
Ratio of net investment income (loss) (%)	.82	.65	.42	.44	.67
Portfolio turnover rate (%)	182	195	118	86	64

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.35	$ 10.28
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.03
Net realized and unrealized gain (loss) on investment transactions	2.45	(.96)
Total from investment operations	2.49	(.93)
Less distributions from: Net investment income	(.04)	-
Net asset value, end of period	$ 11.80	$ 9.35
Total Return (%)	26.76	(9.05)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17.4
Ratio of expenses (%)	1.10	.94*
Ratio of net investment income (loss) (%)	.43	.61*
Portfolio turnover rate (%)	182	195

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized ** Not annualized

Management Summary December 31, 2003

Scudder Contrarian Value Portfolio

Stocks rebounded strongly in 2003, and Scudder Contrarian Value Portfolio posted strong gains. The portfolio posted a total return of 32.60% (Class A shares, unadjusted for contract charges), outperforming the 30.03% return by the Russell 1000 Value Index and the 28.68% return of the broad market as measured by the Standard & Poor's 500 (S&P 500) index. Stocks enjoyed a broad-based advance during the year, and value stocks outperformed growth stocks. This type of environment favors our active management style and low price-to-earnings (P/E) contrarian value discipline. Please see the following page for standardized performance as of December 31, 2003.

The portfolio was helped by its substantial underweight in telecommunications - one of the worst-performing sectors. Meanwhile, the portfolio's financial stocks logged substantial gains, particularly its regional bank stocks. An overweight position in technology also helped performance with semiconductor stocks posting the strongest returns. While technology is traditionally considered a growth sector, we found opportunities to add tech stocks that fit our low-P/E style.

The only material detractor from performance was the portfolio's overweight position in health care. While we are optimistic about the sector's long-term performance potential, in hindsight we were premature in building the portfolio's position. We were drawn particularly to the pharmaceutical stocks, which struggled on concerns of fierce competition and a lack of new products in development. We remain committed to the sector and have maintained portfolio's pharmaceuticals position.

In managing the portfolio we look for solid companies with projected earnings growth that is faster than that of the market, valuations that are lower than the market's and current dividend income that is materially higher. While the market rallied strongly in 2003, there remains a large pool of attractively valued, quality stocks that fit within our contrarian philosophy.

Thomas F. Sassi
Frederick L. Gaskin

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values.

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

Scudder Contrarian Value Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Contrarian Value Portfolio from 5/1/1996 to 12/31/2003
[] Scudder Contrarian Value Portfolio - Class A [] Russell 1000 Value Index

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Scudder Contrarian Value Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$13,260	$11,483	$11,973	$21,851
	Average annual total return	32.60%	4.72%	3.67%	10.73%
Russell 1000 Value Index	Growth of $10,000	$13,003	$10,371	$11,913	$21,356
	Average annual total return	30.03%	1.22%	3.56%	10.40%
Scudder Contrarian Value Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$13,219	$11,625
	Average annual total return			32.19%	10.55%
Russell 1000 Value Index	Growth of $10,000			$13,003	$11,535
	Average annual total return			30.03%	9.99%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1996. Index returns begin April 30, 1996.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

Scudder Contrarian Value Portfolio

	Shares	Value ($)

Common Stocks 94.3%
Consumer Discretionary 5.8%
Automobiles 0.3%
General Motors Corp.	14,600	779,640
Hotel Restaurants & Leisure 1.0%
McDonald's Corp.	120,000	2,979,600
Multiline Retail 1.3%
Target Corp.	94,000	3,609,600
Specialty Retail 3.2%
Limited Brands	354,300	6,388,029
Sherwin-Williams Co.	80,200	2,786,148
		9,174,177
Consumer Staples 4.8%
Food Products 3.8%
ConAgra Foods, Inc.	151,800	4,006,002
General Mills, Inc.	46,000	2,083,800
Sara Lee Corp.	214,200	4,650,282
		10,740,084
Household Products 1.0%
Kimberly-Clark Corp.	46,800	2,765,412
Energy 7.1%
Oil & Gas
BP PLC (ADR)	100,844	4,976,651
ChevronTexaco Corp.	40,600	3,507,434
ConocoPhillips	63,500	4,163,695
ExxonMobil Corp.	184,000	7,544,000
		20,191,780
Financials 30.2%
Banks 18.2%
AmSouth Bancorp.	190,000	4,655,000
Bank of America Corp.	58,906	4,737,810
BB&T Corp.	82,000	3,168,480
FleetBoston Financial Corp.	206,400	9,009,360
KeyCorp.	37,000	1,084,840
National City Corp.	121,200	4,113,528
PNC Financial Services Group	144,200	7,892,066
SunTrust Banks, Inc.	52,700	3,768,050
US Bancorp.	222,000	6,611,160
Wachovia Corp.	139,500	6,499,305
		51,539,599
Capital Markets 0.2%
Merrill Lynch & Co., Inc.	10,700	627,555
Diversified Financial Services 8.8%
Bear Stearns Companies, Inc.	36,300	2,902,185
Citigroup, Inc.	127,900	6,208,266
Fannie Mae	44,000	3,302,640
Freddie Mac	44,400	2,589,408
J.P. Morgan Chase & Co.	264,700	9,722,431
		24,724,930
	Shares	Value ($)

Insurance 3.0%
Allstate Corp.	82,700	3,557,754
American International Group, Inc.	42,500	2,816,900
Jefferson-Pilot Corp.	40,100	2,031,065
		8,405,719
Health Care 13.3%
Health Care Equipment & Supplies 2.4%
Baxter International, Inc.	219,500	6,699,140
Pharmaceuticals 10.9%
Abbott Laboratories	93,600	4,361,760
Bristol-Myers Squibb Co.	272,300	7,787,780
Johnson & Johnson	88,300	4,561,578
Merck & Co., Inc.	107,700	4,975,740
Pfizer, Inc.	137,300	4,850,809
Wyeth	100,300	4,257,735
		30,795,402
Industrials 10.8%
Aerospace & Defense 3.0%
Honeywell International, Inc.	165,100	5,519,293
L-3 Communications Holdings, Inc.*	28,100	1,443,216
United Technologies Corp.	15,300	1,449,981
		8,412,490
Commercial Services & Supplies 2.0%
Avery Dennison Corp.	63,900	3,579,678
Pitney Bowes, Inc.	50,400	2,047,248
		5,626,926
Electrical Equipment 2.2%
Emerson Electric Co.	96,000	6,216,000
Industrial Conglomerates 3.6%
General Electric Co.	157,200	4,870,056
Textron, Inc.	96,600	5,511,996
		10,382,052
Information Technology 11.6%
Communications Equipment 0.5%
Nokia Oyj (ADR)	81,700	1,388,900
Computers & Peripherals 3.4%
Diebold, Inc.	24,100	1,298,267
Hewlett-Packard Co.	174,497	4,008,196
International Business Machines Corp.	48,500	4,494,980
		9,801,443
Electronic Equipment & Instruments 1.9%
Waters Corp.*	160,000	5,305,600
IT Consulting & Services 1.7%
Automatic Data Processing, Inc.	121,300	4,804,693
Semiconductors & Semiconductor Equipment 4.1%
Applied Materials, Inc.*	135,600	3,044,220
Intel Corp.	188,800	6,079,360
Texas Instruments, Inc.	83,600	2,456,168
		11,579,748
	Shares	Value ($)

Materials 7.9%
Chemicals 4.2%
Air Products & Chemicals, Inc.	62,000	3,275,460
Dow Chemical Co.	172,300	7,162,511
E.I. du Pont de Nemours & Co.	31,000	1,422,590
		11,860,561
Containers & Packaging 2.3%
Sonoco Products Co.	259,200	6,381,504
Metals & Mining 1.4%
Alcoa, Inc.	106,400	4,043,200
Telecommunication Services 2.3%
Diversified Telecommunication Services
SBC Communications, Inc.	192,400	5,015,868
Verizon Communications, Inc.	40,000	1,403,200
		6,419,068
	Shares	Value ($)

Utilities 0.5%
Electric Utilities
FPL Group, Inc.	20,000	1,308,400
Total Common Stocks (Cost $226,129,480)		266,563,223

Cash Equivalents 5.7%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $15,997,658)	15,997,658	15,997,658
Total Investment Portfolio - 100.0% (Cost $242,127,138) (a)		282,560,881

Notes to Scudder Contrarian Value Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $244,172,230. At December 31, 2003, net realized appreciation for all securities based on tax cost was $38,388,651. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $41,884,949 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,496,298.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $226,129,480)	$ 266,563,223
Investment in Scudder Cash Management QP Trust (cost $15,997,658)	15,997,658
Total investments in securities, at value (cost $242,127,138)	282,560,881
Cash	10,000
Dividends receivable	651,126
Interest receivable	15,627
Receivable for Portfolio shares sold	53,154
Total assets	283,290,788
Liabilities
Payable for investments purchased	2,103,676
Receivable for Portfolio shares redeemed	421,018
Accrued management fee	182,595
Other accrued expenses and payables	72,139
Total liabilities	2,779,428
Net assets, at value	$ 280,511,360
Net Assets
Net assets consist of: Undistributed net investment income	$ 4,287,513
Net unrealized appreciation (depreciation) on investments	40,433,743
Accumulated net realized gain (loss)	(40,183,060)
Paid-in capital	275,973,164
Net assets, at value	$ 280,511,360
Class A Net Asset Value, offering and redemption price per share ($262,737,817 / 18,033,776 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.57
Class B Net Asset Value, offering and redemption price per share ($17,773,543 / 1,221,656 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.55

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $16,297)	$ 6,175,388
Interest - Scudder Cash Management QP Trust	147,114
Total Income	6,322,502
Expenses: Management fee	1,728,833
Custodian fees	14,388
Distribution service fees (Class B)	15,999
Record keeping fees (Class B)	8,936
Auditing	44,707
Legal	14,039
Trustees' fees and expenses	1,377
Reports to shareholders	31,484
Other	13,047
Total expenses, before expense reductions	1,872,810
Expense reductions	(14)
Total expenses, after expense reductions	1,872,796
Net investment income (loss)	4,449,706
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(2,062,532)
Net unrealized appreciation (depreciation) during the period on investments	64,744,276
Net gain (loss) on investment transactions	62,681,744
Net increase (decrease) in net assets resulting from operations	$ 67,131,450

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ 4,449,706	$ 4,585,675
Net realized gain (loss) on investment transactions	(2,062,532)	(15,937,183)
Net unrealized appreciation (depreciation) on investment transactions during the period	64,744,276	(30,380,752)
Net increase (decrease) in net assets resulting from operations	67,131,450	(41,732,260)
Distributions to shareholders from: Net investment income Class A	(4,338,949)	(3,673,679)
Class B	(34,467)	-
Portfolio share transactions: Class A Proceeds from shares sold	21,484,093	51,424,489
Reinvestment of distributions	4,338,949	3,673,679
Cost of shares redeemed	(38,394,030)	(51,711,686)
Net increase (decrease) in net assets from Class A share transactions	(12,570,988)	3,386,482
Class B Proceeds from shares sold	15,038,872	516,615*
Reinvestment of distributions	34,467	-*
Cost of shares redeemed	(130,010)	(28)*
Net increase (decrease) in net assets from Class B share transactions	14,943,329	516,587
Increase (decrease) in net assets	65,130,375	(41,502,870)
Net assets at beginning of period	215,380,985	256,883,855
Net assets at end of period (including undistributed net investment income of $4,287,513 and $4,275,027, respectively)	$ 280,511,360	$ 215,380,985
Other Information
Class A Shares outstanding at beginning of period	19,122,645	19,168,291
Shares sold	1,748,402	4,009,357
Shares issued to shareholders in reinvestment of distributions	417,608	265,248
Shares redeemed	(3,254,879)	(4,320,251)
Net increase (decrease) in Portfolio shares	(1,088,869)	(45,646)
Shares outstanding at end of period	18,033,776	19,122,645
Class B Shares outstanding at beginning of period	44,927	-
Shares sold	1,182,972	44,930*
Shares issued to shareholders in reinvestment of distributions	3,314	-*
Shares redeemed	(9,557)	(3)*
Net increase (decrease) in Portfolio shares	1,176,729	44,927
Shares outstanding at end of period	1,221,656	44,927

* For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001	2000[a]	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.24	$ 13.40	$ 13.40	$ 14.70	$ 17.57
Income (loss) from investment operations: Net investment income (loss)[b]	.24	.23	.23	.30	.37
Net realized and unrealized gain (loss) on investment transactions	3.33	(2.20)	.01	1.40	(1.94)
Total from investment operations	3.57	(1.97)	.24	1.70	(1.57)
Less distributions from: Net investment income	(.24)	(.19)	(.24)	(.40)	(.30)
Net realized gains on investment transactions	-	-	-	(2.60)	(1.00)
Total distributions	(.24)	(.19)	(.24)	(3.00)	(1.30)
Net asset value, end of period	$ 14.57	$ 11.24	$ 13.40	$ 13.40	$ 14.70
Total Return (%)	32.60	(14.98)	1.87	16.13	(10.21)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	263	215	257	219	237
Ratio of expenses before expense reductions (%)	.80	.79	.79	.80	.81
Ratio of expenses after expense reductions (%)	.80	.79	.79	.80	.80
Ratio of net investment income (loss) (%)	1.94	1.84	1.75	2.55	2.14
Portfolio turnover rate (%)	58	84	72	56	88

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.23	$ 12.77
Income (loss) from investment operations: Net investment income (loss)[b]	.18	.15
Net realized and unrealized gain (loss) on investment transactions	3.35	(1.69)
Total from investment operations	3.53	(1.54)
Less distributions from: Net investment income	(.21)	-
Net asset value, end of period	$ 14.55	$ 11.23
Total Return (%)	32.19	(12.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18.5
Ratio of expenses (%)	1.19	1.04*
Ratio of net investment income (loss) (%)	1.55	2.74*
Portfolio turnover rate (%)	58	84**

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2003

Scudder Fixed Income Portfolio

In the midst of signs of an improving US economy, the bond market gains in 2003 were led by corporate bonds. Among investment-grade corporate bonds, BBB-rated securities were the best-performing. In this environment, the portfolio posted strong positive results, gaining a total return of 5.13% (Class A shares, unadjusted for contract charges), which outpaced the 4.10% return of its benchmark, the Lehman Brothers Aggregate Bond Index. Please see the following page for standardized performance as of December 31, 2003.

The portfolio's performance was helped largely by our increased (but selective) use of lower-quality corporate bonds. An overweight to utilities and industrials also aided results. Although we maintained an overweight to asset-backed securities, we reduced that stake, specifically among manufactured housing bonds. The portfolio's results were helped further by our focus on high-quality, agency-backed multifamily issues in the commercial mortgage-backed bond sector, an area of the market that handily outperformed. After a tough third quarter, mortgage-backed bonds bounced back in the fourth quarter. The portfolio's blend of mortgage-backed bonds, including both pass-through securities and structured mortgages, provided solid returns throughout the period. Finally, the portfolio's position in Treasuries declined throughout the period, a fortuitous move given that Treasuries lagged so dramatically.

Gary W. Bartlett
Lead Manager

J. Christopher Gagnier
Warren S. Davis
Daniel R. Taylor
Thomas Flaherty
Andrew P. Cestone

Portfolio Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this portfolio's prospectus for specific details regarding its investments and risk profile.

A Treasury's guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

Credit quality ratings cited are the ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P), which represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The portfolio's credit quality does not remove market risk.

The Lehman Brothers (LB) Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate issues and mortgage securities. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

Scudder Fixed Income Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Fixed Income Portfolio from 5/1/1996 to 12/31/2003
[] Scudder Fixed Income Portfolio - Class A [] Lehman Brothers Aggregate Bond Index

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues , corporate issues and mortgage securities. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Scudder Fixed Income Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,513	$12,004	$12,921	$15,749
	Average annual total return	5.13%	6.28%	5.26%	6.10%
Lehman Brothers Aggregate Bond Index	Growth of $10,000	$10,410	$12,447	$13,780	$17,425
	Average annual total return	4.10%	7.57%	6.62%	7.51%
Scudder Fixed Income Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$10,476	$11,029
	Average annual total return			4.76%	6.75%
Lehman Brothers Aggregate Bond Index	Growth of $10,000			$10,410	$11,059
	Average annual total return			4.10%	6.94%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1996. Index returns begins April 30, 1996.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

Scudder Fixed Income Portfolio

	Principal Amount ($)	Value ($)

Corporate Bonds 25.1%
Consumer Discretionary 3.5%
American Achieve Corp., 11.625%, 1/1/2007	50,000	55,000
Boca Resorts, Inc., 9.875%, 4/15/2009	100,000	106,500
Central Garden & Pet Co., 9.125%, 2/1/2013	50,000	55,500
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	80,000	86,800
Cinemark USA, Inc., 8.5%, 8/1/2008	105,000	109,331
Circus & Eldorado, 10.125%, 3/1/2012	50,000	51,875
Comcast Cable Communications:
6.375%, 1/30/2006	375,000	403,706
6.875%, 6/15/2009	1,135,000	1,279,527
8.375%, 5/1/2007	275,000	318,829
Comcast Corp., 7.05%, 3/15/2033	295,000	320,905
CSC Holdings, Inc., 7.875%, 12/15/2007	75,000	79,125
Dex Media West LLC/Finance Co., 144A, 9.875%, 8/15/2013	105,000	122,062
DIMON, Inc., Series B, 9.625%, 10/15/2011	265,000	295,475
EchoStar DBS Corp., 144A, 6.375%, 10/1/2011	270,000	276,750
Eldorado Resorts LLC, 10.5%, 8/15/2006	44,000	44,440
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	135,000	139,725
General Motors Corp., 8.25%, 7/15/2023	935,000	1,061,607
Herbst Gaming, Inc., 10.75%, 9/1/2008	180,000	202,500
International Game Technology, 8.375%, 5/15/2009	135,000	161,603
Intrawest Corp., 10.5%, 2/1/2010	55,000	60,775
J.C. Penney Co., Inc., 6.875%, 10/15/2015	50,000	52,563
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	50,000	54,875
Krystal, Inc., 10.25%, 10/1/2007	50,000	50,250
Laidlaw International, Inc., 144A, 10.75%, 6/15/2011	50,000	56,500
Lin Television Corp., 144A, 6.5%, 5/15/2013	50,000	50,063
Primedia, Inc., 8.875%, 5/15/2011	50,000	52,750
Schuler Homes, Inc., 10.5%, 7/15/2011	115,000	133,400
Six Flags, Inc., 8.875%, 2/1/2010	90,000	92,362
Sonic Automotive, Inc., 8.625%, 8/15/2013	120,000	126,600
Time Warner, Inc.:
7.57%, 2/1/2024	435,000	491,926
8.11%, 8/15/2006	2,000,000	2,264,062
Transwestern Publishing, Series F, 9.625%, 11/15/2007	160,000	165,600
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	50,000	53,000
		8,875,986
	Principal Amount ($)	Value ($)

Consumer Staples 0.1%
Agrilink Foods, Inc., 11.875%, 11/1/2008	16,000	17,000
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	71,000	84,490
Michael Foods, Inc., 144A, 8.0%, 11/15/2013	50,000	52,125
National Beef Pack, 144A, 10.5%, 8/1/2011	50,000	51,500
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013	50,000	51,750
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	100,000	105,375
		362,240
Energy 4.1%
Avista Corp., 9.75%, 6/1/2008	275,000	327,250
Citgo Petroleum Corp., 11.375%, 2/1/2011	270,000	313,200
Devon Energy Corp., 7.95%, 4/15/2032	825,000	994,754
Devon Financing Corp., 7.875%, 9/30/2031	220,000	262,812
Husky Oil Ltd., 8.9%, 8/15/2028	1,165,000	1,345,575
National Fuel Gas Co., 5.25%, 3/1/2013	845,000	865,817
Newpark Resources, Inc., 8.625%, 12/15/2007	50,000	51,750
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	1,715,000	1,763,792
Pioneer National Resources Co.: 6.5%, 1/15/2008	1,150,000	1,244,786
9.625%, 4/1/2010	375,000	466,658
Southern Natural Gas, 8.875%, 3/15/2010	50,000	56,250
Tri-State Generation & Trans Association:
144A, 6.04%, 1/31/2018	1,190,000	1,222,416
144A, 7.144%, 7/31/2033	1,145,000	1,218,520
Westport Resources Corp.:
8.25%, 11/1/2011	110,000	121,000
144A, 8.25%, 11/1/2011	50,000	55,000
Williams Holdings of Delaware, Inc., 6.5%, 12/1/2008	155,000	160,231
		10,469,811
Financials 7.7%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	115,000	115,287
American International Group, Inc., 144A, 4.25%, 5/15/2013	1,015,000	962,738
AmeriCredit Corp.:
9.25%, 5/1/2009	80,000	84,000
9.875%, 4/15/2006	70,000	73,500
ASIF Global Finance, 144A, 4.9%, 1/17/2013	1,125,000	1,118,106
CBRE Escrow, Inc., 144A, 9.75%, 5/15/2010	50,000	55,500
Citigroup, Inc., 6.0%, 10/31/2033	1,400,000	1,399,856
Dollar Financial Group, Inc., 144A, 9.75%, 11/15/2011	50,000	51,750
	Principal Amount ($)	Value ($)

Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	115,000	120,175
Ford Motor Credit Co.:
5.8%, 1/12/2009	925,000	952,614
6.875%, 2/1/2006	1,398,000	1,492,097
General Motors Acceptance Corp., 6.875%, 9/15/2011	400,000	430,851
IOS Capital LLC, 7.25%, 6/30/2008	75,000	79,875
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	2,720,000	2,733,567
Nationwide Building Society, 144A, 5.25%, 1/15/2014	1,675,000	1,690,182
NiSource Finance Corp., 7.875%, 11/15/2010	1,200,000	1,427,269
PEI Holding, Inc., 11.0%, 3/15/2010	50,000	58,000
PLC Trust, Series 2003-1, 2.709%, 3/31/2006	1,550,000	1,550,000
PNC Funding Corp., 5.75%, 8/1/2006	870,000	934,040
Prudential Financial, Inc., 5.75%, 7/15/2033	1,125,000	1,062,582
PXRE Capital Trust I, 8.85%, 2/1/2027	50,000	46,125
R.H. Donnelly Finance Corp.:
10.875%, 12/15/2012	10,000	11,863
144A, 10.875%, 12/15/2012	50,000	59,312
Universal City Development, 144A, 11.75%, 4/1/2010	50,000	58,500
US West Communications, Inc., 7.25%, 10/15/2035	50,000	49,750
Verizon Global Funding Corp.:
7.25%, 12/1/2010	1,840,000	2,118,552
7.75%, 12/1/2030	465,000	546,240
Wachovia Corp., 7.5%, 7/15/2006	155,000	174,846
		19,457,177
Health Care 1.1%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	2,330,000	2,727,388
Industrials 3.7%
Avondale Mills, Inc., 10.25%, 7/1/2013	70,000	44,100
BAE System 2001 Asset Trust, "B", Series B 2001, 144A, 7.156%, 12/15/2011	297,241	324,451
Browning-Ferris Industries, 7.4%, 9/15/2035	50,000	47,375
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	50,000	53,500
Corrections Corp. of America, 9.875%, 5/1/2009	75,000	83,719
CP Ships Ltd., 10.375%, 7/15/2012	110,000	127,600
Delta Air Lines, Inc.:
Series 02-1, 6.417%, 7/2/2012	3,335,000	3,574,629
7.7%, 12/15/2005	50,000	47,188
Eagle-Picher, Inc., 144A, 9.75%, 9/1/2013	50,000	54,000
Golden State Petroleum Transportation, 8.04%, 2/1/2019	50,000	48,646
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	65,000	71,825
Kansas City Southern:
7.5%, 6/15/2009	50,000	51,250
9.5%, 10/1/2008	70,000	77,700
Mobile Mini, Inc., 9.5%, 7/1/2013	60,000	66,000
	Principal Amount ($)	Value ($)

Overseas Shipholding Group, 8.75%, 12/1/2013	50,000	54,812
Seabulk International, Inc., 9.5%, 8/15/2013	60,000	62,400
Ship Finance International Ltd., 144A, 8.5%, 12/15/2013	50,000	49,500
Sociedad Concesionaria Autopista Contral, 144A, 6.223%, 12/15/2026	1,915,000	1,919,711
Systems 2001 Asset Trust LLC, "G", Series 2001, 144A, 6.664%, 9/15/2013	813,630	899,223
Tech Olympic USA, Inc., 10.375%, 7/1/2012	50,000	56,000
Tyco International Group SA, 144A, 6.0%, 11/15/2013	1,605,000	1,653,150
Westlake Chemical Corp., 144A, 8.75%, 7/15/2011	110,000	120,450
		9,487,229
Information Technology 0.0%
DigitalNet, Inc., 9.0%, 7/15/2010	32,000	34,640
Materials 1.2%
Cascades, Inc., 7.25%, 2/15/2013	105,000	110,775
Euramax International PLC, 144A, 8.5%, 8/15/2011	60,000	64,050
Georgia-Pacific Corp., 144A, 8.0%, 1/15/2024	240,000	244,800
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	50,000	55,250
Inversiones CMPC SA, 144A, 4.875%, 6/18/2013	1,545,000	1,485,532
Owens-Brockway Glass Container, 8.25%, 5/15/2013	80,000	85,900
Texas Industries, Inc., 144A, 10.25%, 6/15/2011	50,000	56,500
TriMas Corp., 9.875%, 6/15/2012	50,000	52,125
United States Steel LLC, 9.75%, 5/15/2010	95,000	106,875
Weyerhaeuser Co., 7.375%, 3/15/2032	630,000	685,000
		2,946,807
Telecommunication Services 0.2%
ACC Escrow Corp., 144A, 10.0%, 8/1/2011	155,000	172,825
Cincinnati Bell, Inc., 144A, 8.375%, 1/15/2014	50,000	53,750
Qwest Services Corp., 5.625%, 11/15/2008	335,000	331,650
Shaw Communications, Inc., 8.25%, 4/11/2010	80,000	90,600
		648,825
Utilities 3.5%
AEP Texas Central Co., 5.5%, 2/15/2013	734,000	751,912
Alabama Power Co., 7.125%, 8/15/2004	1,000,000	1,035,258
American Electric Power, 6.125%, 5/15/2006	860,000	926,725
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	1,490,000	1,674,399
CMS Energy Corp., 144A, 7.75%, 8/1/2010	165,000	173,456
Consumers Energy Co., 144A, 4.0%, 5/15/2010	1,655,000	1,601,388
	Principal Amount ($)	Value ($)

NRG Energy, Inc., 144A, 8.0%, 12/15/2013	70,000	73,588
Progress Energy, Inc., 6.75%, 3/1/2006	1,000,000	1,084,147
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	100,000	109,000
Xcel Energy, Inc., 7.0%, 12/1/2010	1,240,000	1,406,098
		8,835,971
Total Corporate Bonds (Cost $61,894,423)		63,846,074

Foreign Bonds - US$ Denominated 4.7%
Alcan, Inc., 6.125%, 12/15/2033	1,600,000	1,609,747
Arcel Finance Ltd., 144A, 7.048%, 9/1/2011	775,000	798,250
Brazilian Merchant Voucher, 144A, 5.911%, 6/15/2011	750,000	731,250
Crown Euro Holdings SA, 10.875%, 3/1/2013	140,000	164,675
Eircom Funding, 8.25%, 8/15/2013	75,000	83,062
Fage Dairy Industry SA, 9.0%, 2/1/2007	145,000	148,081
France Telecom, 1.0%, 3/1/2011	765,000	918,828
Gazprom OAO, 144A, 9.625%, 3/1/2013	120,000	132,300
Hutchinson Whamp International Ltd., 144A, 7.45%, 11/24/2033	245,000	255,173
Innova S. de R.L.:
144A, 9.375%, 9/19/2013	80,000	82,100
12.875%, 4/1/2007	50,907	51,798
LeGrand SA, 8.5%, 2/15/2025	50,000	52,813
Luscar Coal Ltd., 9.75%, 10/15/2011	65,000	73,612
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	50,000	52,750
Mobile Telesystems Financial SA, 144A, 8.375%, 10/14/2010	50,000	51,000
Petroleos Mexicanos, 9.5%, 9/15/2027	965,000	1,148,350
PTC International Finance II SA, 11.25%, 12/1/2009	50,000	55,000
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	1,085,000	1,034,000
Royal Caribbean International, 7.5%, 10/15/2027	70,000	68,600
Sappi Papier Holding AG, 144A, 7.5%, 6/15/2032	950,000	1,068,099
Telecomunicaciones de Puerto Rico, 6.8%, 5/15/2009	625,000	698,711
TFM SA de CV:
10.25%, 6/15/2007	150,000	156,750
Step-Up Coupon, 11.75%, 6/15/2009	160,000	164,400
12.5%, 6/15/2012	50,000	57,000
Tyco International Group SA:
5.8%, 8/1/2006	1,275,000	1,348,312
6.375%, 2/15/2006	295,000	314,175
Ukraine Government, 144A, 7.65%, 6/11/2013	60,000	62,400
United Mexican States, 7.5%, 4/8/2033	133,000	137,655
Vicap SA, 11.375%, 5/15/2007	55,000	53,900
	Principal Amount ($)	Value ($)

Vivendi Universal SA:
144A, 6.25%, 7/15/2008	165,000	174,694
144A, 9.25%, 4/15/2010	75,000	88,875
Total Foreign Bonds - US$ Denominated (Cost $11,437,965)		11,836,360

Asset Backed 11.5%
Automobile Receivables 7.6%
Americredit Automobile Receivables Trust: "A3", Series 2002-1, 4.23%, 10/6/2006	2,250,000	2,286,961
"A4", Series 2001-C, 5.01%, 7/14/2008	1,530,000	1,577,444
Bay View Auto Trust, "A4", Series 2003-LJ1, 3.44%, 4/25/2012	2,300,000	2,313,451
Capital One Auto Finance Trust, "A4", Series 2003-B, 3.18%, 9/15/2010	1,285,000	1,286,405
Household Automotive Trust, "A4", Series 2003-1, 2.22%, 11/17/2009	2,315,000	2,255,565
MMCA Automobile Trust:
"A4", Series 2002-4, 3.05%, 11/16/2009	1,150,000	1,143,066
"A4", Series 2002-2, 4.3%, 3/15/2010	2,385,000	2,411,643
"B", Series 2002-2, 4.67%, 3/15/2010	1,014,835	878,308
WFS Financial Owner Trust:
"A4", Series 2003-3, 3.25%, 5/20/2011	3,490,000	3,505,547
"A4", Series 2002-2, 4.5%, 2/20/2010	1,540,000	1,593,940
		19,252,330
Home Equity Loans 1.5%
Long Beach Mortgage Loan Trust, "N1", Series 2003-4, 144A, 6.535%, 8/25/2033	1,644,620	1,649,141
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,994,416	2,122,727
		3,771,868
Manufactured Housing Receivables 0.8%
Conseco Finance Securitizations Corp., "A4", Series 2001-1, 6.21%, 7/1/2032	1,000,000	1,013,942
Green Tree Financial Corp., "A5", Series 1996-5, 7.05%, 1/15/2019	1,082,812	1,137,137
		2,151,079
Miscellaneous 1.6%
Federal Home Loan Mortgage Corp., "3A", Series T-41, 7.5%, 7/25/2032	499,227	546,654
PSE&G Transition Funding LLC, "A7", Series 2001-1, 6.89%, 12/15/2017	1,025,000	1,186,951
US Airways Aircraft Certificate Owner Trust, Series 2003-1A, 144A, 5.551%, 9/20/2022	2,245,000	2,320,926
		4,054,531
Total Asset Backed (Cost $29,181,118)		29,229,808
	Shares	Value ($)

Convertible Preferred Stocks 0.0%
Materials 0.0%
Hercules Trust II, 6.5% (Cost $99,775)	160	124,800

Preferred Stock 0.3%
Farm Credit Bank of Texas (Cost $725,000)	725,000	727,001

	Principal Amount ($)	Value ($)

Convertible Bonds 0.1%
DIMON, Inc., 6.25%, 3/31/2007	50,000	47,000
Parker Drilling Co., 5.5%, 8/1/2004	85,000	84,894
Total Convertible Bond (Cost $129,606)		131,894

US Government Agency Sponsored Pass-Thrus 18.2%
Federal Home Loan Mortgage Corp.:
2.875%, 12/15/2006	2,435,000	2,452,456
3.5%, 9/15/2020	2,290,000	2,320,925
5.0% with various maturities from 1/15/2023 until 1/1/2034	3,385,000	3,329,974
6.0%, 10/1/2033	350,202	362,054
6.5%, 10/1/2033	164,847	172,685
Federal National Mortgage Association:
1.0%, 12/1/2033	1,695,000	1,719,895
4.0%, 12/15/2018	2,307,000	2,368,641
4.5%, 10/25/2015	1,735,000	1,778,394
5.0% with various maturities from 7/1/2023 until 1/1/2034 (d)	2,190,218	2,215,033
5.5% with various maturities from 9/25/2017 until 1/1/2034 (d)	11,493,167	11,767,628
5.78%, 10/1/2008	1,768,967	1,895,300
6.0% with various maturities from 7/1/2017 until 1/1/2034 (d)	8,293,741	8,602,219
6.292%, 12/1/2008	1,420,301	1,553,532
6.303%, 4/1/2011	1,077,854	1,174,783
6.5% with various maturities from 3/1/2017 until 11/1/2033	3,172,442	3,326,350
6.715%, 12/1/2007	1,046,712	1,155,703
8.0%, 9/1/2015	98,072	105,214
Total US Government Agency Sponsored Pass-Thrus (Cost $46,293,369)		46,300,786

Collateralized Mortgage Obligations 19.2%
ABN AMRO Mortgage Corp., Series 2002-3, 6.0%, 4/25/2017	239,851	241,322
Countrywide Home Loans, Series 2002-12, 6.0%, 8/25/2017	864,993	882,621
Federal Home Loan Mortgage Corp.:
"LC", Series 2682, 4.5%, 7/15/2032	1,690,000	1,596,567
	Principal Amount ($)	Value ($)

"ME", Series 2691, 4.5%, 4/15/2032	1,911,000	1,817,710
"QH", Series 2694, 4.5%, 3/15/2032	2,500,000	2,359,556
"1A2B", Series T-48, 4.688%, 7/25/2022	940,000	959,406
"HG", Series 2543, 4.75%, 9/15/2028	2,421,038	2,460,023
"CH", Series 2390, 5.5%, 12/15/2016	440,000	456,720
"DB", Series 2483, 5.5%, 9/15/2012	510,813	512,009
"PE", Series 2378, 5.5%, 11/15/2016	1,765,000	1,841,333
"PE", Series 2512, 5.5%, 2/15/2022	45,000	46,391
"PL", Series 2459, 5.5%, 6/15/2030	119,196	119,497
"BD", Series 2453, 6.0%, 5/15/2017	1,050,000	1,115,995
"GA", Series 2366, 6.0%, 3/15/2029	636,733	640,828
"DA", Series 2444, 6.5%, 2/15/2030	101,339	101,950
"PE", Series 2208, 7.0%, 12/15/2028	113,442	113,689
"A5", Series T-42, 7.5%, 2/25/2042	628,046	687,711
Federal National Mortgage Association:
"A2", Series 2003-63, 2.34%, 7/25/2044	330,000	327,335
"PU", Series 2003-33, 4.5%, 5/25/2033	1,772,354	1,813,117
"A2", Series 2002-W10, 4.7%, 8/25/2042	510,000	519,501
"A2", Series 2002-W9, 4.7%, 8/25/2042	484,136	487,903
"2A3", Series 2003-W15, 4.71%, 8/25/2043	2,330,000	2,403,402
"1A3", Series 2003-W18, 4.732%, 8/25/2033	1,160,000	1,196,357
"A2", Series 2002-60, 4.75%, 2/25/2044	500,000	510,752
"KH", Series 2003-92, 5.0%, 3/25/2032	1,100,000	1,079,051
"PE", Series 2003-58, 5.0%, 3/25/2032	1,160,000	1,124,143
"A2", Series 2002-W3, 5.5%, 10/25/2021	1,645,948	1,669,649
"PB", Series 2002-47, 5.5%, 9/25/2012	561,633	562,060
"PG", Series 2002-3, 5.5%, 2/25/2017	500,000	509,888
"QC", Series 2002-11, 5.5%, 3/25/2017	640,000	665,284
"A", Series 2001-66, 6.0%, 6/25/2029	519,583	525,466
"AN", Series 2000-27, 6.0%, 8/25/2030	307,843	318,168
"B", Series 1999-32, 6.0%, 7/25/2029	550,245	570,753
"QE", Series 2001-64, 6.0%, 4/25/2027	1,297,996	1,305,910
"QN", Series 2001-51, 6.0%, 10/25/2016	1,550,000	1,633,793
"VD", Series 2002-56, 6.0%, 4/25/2020	422,237	433,513
6.31%, 6/1/2008	1,500,000	1,643,176
	Principal Amount ($)	Value ($)

"A2", Series 1998-M6, 6.32%, 8/15/2008	1,218,026	1,326,105
"HM", Series 2002-36, 6.5%, 12/25/2029	216,930	223,163
"1A2", Series 2003-W3, 7.0%, 8/25/2042	997,378	1,076,233
"2A", Series 2002-W6, 7.5%, 6/25/2042	859,326	938,276
"A5", Series 2002-W4, 7.5%, 5/25/2042	496,800	542,444
Federal National Mortgage Association Grantor Trust, "A2", Series 2002-T19, 7.0%, 7/25/2042	1,233,445	1,330,965
Federal National Mortgage Association Whole Loan, "2A3", Series 2001-4, 4.16%, 6/25/2042	1,200,000	1,210,217
FHLMC Structured Pass Through Securities, "3A", Series T-58, 7.0%, 9/25/2043	1,167,777	1,253,688
GSMPS Mortgage Loan Trust, "A", Series 1998-4, 144A, 7.5%, 12/21/2026	972,100	1,048,605
Master Asset Securitization Trust, Series 2003-6, 5.5%, 7/25/2033	1,792,104	1,831,521
Residential Funding Mortgage Securities I, "A12", Series 2001-S29, 5.5%, 12/26/2031	779,643	784,662
Wells Fargo Mortgage Backed Securities Trust, "1A1", Series 2003-6, 5.0%, 6/25/2018	1,779,486	1,817,263
Total Collateralized Mortgage Obligations (Cost $48,436,158)		48,635,691

Municipal Investments 4.5%
Brockton, MA, Core City GO, Economic Development, Series A, 6.45%, 5/1/2017 (c)	1,530,000	1,678,272
Illinois, Higher Education Revenue, 7.05%, 7/1/2009 (c)	1,410,000	1,620,146
Jicarilla, NM, Apache Nation Revenue, 5.2%, 12/1/2013 (c)	945,000	941,192
New York, GO, Environmental Facilities Corp., Series B, 4.95%, 1/1/2013	1,500,000	1,506,495
	Principal Amount ($)	Value ($)

Oklahoma City Airport, Airport Revenue, 5.2%, 10/1/2012 (c)	1,430,000	1,456,040
Oregon, School District GO, School Board, Zero Coupon, 6/30/2017 (c)	3,830,000	1,760,766
Portland, OR, Industrial Development Revenue, 3.35%, 6/15/2010 (c)	1,550,000	1,479,289
Trenton, NJ, School District GO, 4.3%, 4/1/2011 (c)	1,040,000	1,022,778
Total Municipal Investments (Cost $11,383,751)		11,464,978

Government National Mortgage Association 0.2%
Government National Mortgage Association, 6.0%, 10/15/2033 (Cost $477,427)	461,630	480,182

US Government Backed 10.4%
US Treasury Bond:
5.375%, 2/15/2031	80,000	83,428
6.0%, 2/15/2026	7,841,000	8,695,238
US Treasury Note:
1.625%, 4/30/2005	13,020,000	13,059,164
4.0%, 11/15/2012	10,000	9,904
5.0%, 8/15/2011	1,679,000	1,796,792
6.125%, 8/15/2007	2,456,000	2,748,706
Total US Government Backed(Cost $26,977,381)		26,393,232

	Shares	Value ($)

Cash Equivalents 5.8%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $14,730,930)	14,730,930	14,730,930
Total Investment Portfolio - 100.0% (Cost $251,766,903) (a)		253,901,736

Notes to Scudder Fixed Income Portfolio of Investments

(a) The cost for federal income tax purposes was $251,816,876. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $2,084,860. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,786,768 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,701,908.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Bond is insured by one of these companies:
Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	1.5%
FGIC	Financial Guaranty Insurance Company	2.4%

(d) Mortgage dollar roll included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $237,035,973)	$ 239,170,806
Investment in Scudder Cash Management QP Trust (cost $14,730,930)	14,730,930
Total investments in securities, at value (cost $251,766,903)	253,901,736
Receivable for investments sold	78,490
Interest receivable	2,152,644
Receivable for Portfolio shares sold	537,472
Other assets	2,765
Total assets	256,673,107
Liabilities
Payable for investments purchased	2,773,377
Payable for investments purchased - mortgage dollar rolls	7,542,800
Deferred mortgage dollar roll income	11,495
Accrued management fee	122,973
Payable for Portfolio shares redeemed	216,584
Other accrued expenses and payables	100,636
Total liabilities	10,767,865
Net assets, at value	$ 245,905,242
Net Assets
Net assets consist of: Undistributed net investment income	8,499,174
Net unrealized appreciation (depreciation) on investments	2,134,833
Accumulated net realized gain (loss)	4,219,982
Paid-in capital	231,051,253
Net assets, at value	$ 245,905,242
Class A Net Asset Value, offering and redemption price per share ($200,626,994 / 16,493,825 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.16
Class B Net Asset Value, offering and redemption price per share ($45,278,248 / 3,731,351 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.13

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Interest	$ 10,533,400
Interest - Scudder Cash Management QP Trust	177,935
Total Income	10,711,335
Expenses: Management fee	1,453,086
Custodian fees	25,215
Distribution service fees (Class B)	63,474
Record keeping fees (Class B)	34,321
Auditing	44,223
Legal	16,647
Trustees' fees and expenses	6,157
Reports to shareholders	5,754
Other	57,559
Total expenses, before expense reductions	1,706,436
Expense reductions	(598)
Total expenses, after expense reductions	1,705,838
Net investment income	9,005,497
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	5,632,277
Net unrealized appreciation (depreciation) during the period on investments	(3,106,535)
Net gain (loss) on investment transactions	2,525,742
Net increase (decrease) in net assets resulting from operations	$ 11,531,239

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ 9,005,497	$ 8,062,442
Net realized gain (loss) on investment transactions	5,632,277	226,395
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,106,535)	5,822,638
Net increase (decrease) in net assets resulting from operations	11,531,239	14,111,475
Distributions to shareholders from: Net investment income Class A	(7,642,555)	(5,123,396)
Class B	(352,039)	-
Portfolio share transactions: Class A Proceeds from shares sold	33,556,029	100,217,749
Reinvestment of distributions	7,642,555	5,123,396
Cost of shares redeemed	(59,678,316)	(31,852,501)
Net increase (decrease) in net assets from Class A share transactions	(18,479,732)	73,488,644
Class B Proceeds from shares sold	45,408,382	1,702,476*
Reinvestment of distributions	352,039	-*
Cost of shares redeemed	(2,824,214)	(637)*
Net increase (decrease) in net assets from Class B share transactions	42,936,207	1,701,839
Increase (decrease) in net assets	27,993,120	84,178,562
Net assets at beginning of period	217,912,122	133,733,560
Net assets at end of period (including undistributed net investment income of $8,499,174 and $7,795,796, respectively)	245,905,242	$ 217,912,122
Other Information
Class A Shares outstanding at beginning of period	18,049,005	11,645,925
Shares sold	2,793,008	8,685,540
Shares issued to shareholders in reinvestment of distributions	650,984	465,763
Shares redeemed	(4,999,172)	(2,748,223)
Net increase (decrease) in Portfolio shares	(1,555,180)	6,403,080
Shares outstanding at end of period	16,493,825	18,049,005
Class B Shares outstanding at beginning of period	144,625	-
Shares sold	3,792,922	144,674*
Shares issued to shareholders in reinvestment of distributions	29,986	-*
Shares redeemed	(236,182)	(49)*
Net increase (decrease) in Portfolio shares	3,586,726	144,625
Shares outstanding at end of period	3,731,351	144,625

* For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001[a]	2000[b]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.98	$ 11.48	$ 11.45	$ 11.00	$ 11.65
Income from investment operations: Net investment income[c]	.45	.53	.62	.69	.60
Net realized and unrealized gain (loss) on investment transactions	.14	.37	.01[d]	.36	(.85)
Total from investment operations	.59	.90	.63	1.05	(.25)
Less distributions from: Net investment income	(.41)	(.40)	(.60)	(.60)	(.30)
Net realized gains on investment transactions	-	-	-	-	(.10)
Total distributions	(.41)	(.40)	(.60)	(.60)	(.40)
Net asset value, end of period	$ 12.16	$ 11.98	$ 11.48	$ 11.45	$ 11.00
Total Return (%)	5.13	8.01	5.71	9.90	(2.06)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	201	216	134	78	71
Ratio of expenses before expense reductions (%)	.66	.65	.64	.68	.65
Ratio of expenses after expense reductions (%)	.66	.65	.64	.67	.65
Ratio of net investment income (loss) (%)	3.75	4.57	5.46	6.36	5.42
Portfolio turnover rate (%)	229[e]	267	176	311	131

a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
c Based on average shares outstanding during the period.
d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
e The portfolio turnover rate including mortgage dollar roll transactions was 265% for the year ended December 31, 2003.

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.96	$ 11.36
Income from investment operations: Net investment income[b]	.40	.27
Net realized and unrealized gain (loss) on investment transactions	.15	.33
Total from investment operations	.55	.60
Less distributions from: Net investment income	(.38)	-
Total distributions	(.38)	-
Net asset value, end of period	$ 12.13	$ 11.96
Total Return (%)	4.76	5.28**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	2
Ratio of expenses (%)	1.05	.92*
Ratio of net investment income (loss) (%)	3.36	4.69*
Portfolio turnover rate (%)	229[c]	267

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
c The portfolio turnover rate including mortgage dollar roll transactions was 265% for the year ended December 31, 2003.
* Annualized ** Not annualized

Management Summary December 31, 2003

Scudder Global Blue Chip Portfolio

After three consecutive years of declines, global equities rebounded sharply in 2003. Initial uncertainty over the US-led war in Iraq weighed on stock prices in the first part of the year, but a swift victory paved the way for an impressive worldwide economic rebound. Amidst a very positive environment, the portfolio's total return was 29.13% (Class A shares, unadjusted for contract charges), compared with the 33.11% return of the MSCI World Index. Please see the following page for standardized performance as of December 31, 2003.

We continue to manage the portfolio by identifying the important long-term themes in the global economy and investing in companies that we believe will benefit as these themes unfold. For instance, we believe the largest companies in commoditized industries will emerge as the long-term winners, and the portfolio therefore owns a number of energy and basic materials stocks. These holdings performed very well during 2003. We also believe the continued risks in the global economy dictate holdings such as gold stocks though these more conservative holdings detracted from relative performance. We have reduced the portfolio's sizeable weighting in this area. While all themes yielded positive returns for the year, the portfolio's holdings in pharmaceuticals detracted the most from relative performance.

Other notable thematic shifts included our decision to take profits among the portfolio's most conservative securities and trim "Japan Restructuring." We reduced exposure to this theme based on declining risk/return prospects and a less favorable view toward exporters given the yen's appreciation versus the dollar. We continue to find value in Asia outside of Japan, primarily in companies with exposure to China's powerful economic growth.

Important: portfolio manager change

Please note that as of August 22, 2003, Oliver Kratz joined Steve Wreford in the management of the portfolio. William Holzer left the firm to pursue other opportunities.

Steve M. Wreford
Oliver Kratz

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

Scudder Global Blue Chip Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this Portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this Portfolio would be lower.

Growth of an Assumed $10,000 Investment in Scudder Global Blue Chip Portfolio from 5/5/1998 to 12/31/2003
[] Scudder Global Blue Chip Portfolio - Class A [] MSCI World Index

MSCI World Index is an unmanaged, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Scudder Global Blue Chip Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$12,913	$9,194	$11,257	$11,020
	Average annual total return	29.13%	-2.76%	2.40%	1.73%
MSCI World Index	Growth of $10,000	$13,311	$8,870	$9,621	$10,364
	Average annual total return	33.11%	-3.92%	-.77%	.63%
Scudder Global Blue Chip Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$12,896	$11,575
	Average annual total return			28.96%	10.24%
MSCI World Index	Growth of $10,000			$13,311	$11,695
	Average annual total return			33.11%	11.00%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 5, 1998. Index returns begin April 30, 1998.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

Scudder Global Blue Chip Portfolio

	Shares	Value ($)

Common Stocks 97.1%
Australia 3.0%
BHP Billition Ltd.	101,805	933,420
Foster's Group Ltd.	95,100	321,883
WMC Resources Ltd.	116,600	576,193
(Cost $1,149,022)		1,831,496
Brazil 3.5%
Aracruz Celulose SA (Preferred) (ADR)	22,000	770,880
Companhia de Bebidas das Americas (Preferred) (ADR)	26,400	673,464
Companhia Vale do Rio Doce	12,200	713,700
(Cost $1,625,030)		2,158,044
Canada 4.8%
Canadian National Railway Co.*	12,600	797,653
Encana Corp.*	23,699	933,103
Goldcorp, Inc.*	31,100	495,084
Inco Ltd.	8,300	330,962
Meridian Gold, Inc.	24,600	359,514
(Cost $1,786,275)		2,916,316
China 0.6%
China Mobile Ltd. (Cost $503,666)	129,600	397,287
France 3.8%
Aventis SA	7,076	466,482
Compagnie de Saint-Gobain	6,872	335,538
Suez SA	30,043	602,108
Total SA	5,000	927,220
(Cost $2,004,633)		2,331,348
Germany 7.8%
BASF AG	17,512	982,180
Deutsche Boerse AG	19,002	1,036,344
Deutsche Telekom AG (Registered)*	67,850	1,238,604
E.ON AG	16,648	1,083,687
Schering AG	9,500	479,871
(Cost $4,343,283)		4,820,686
Hong Kong 5.0%
Bank of East Asia Ltd.	156,000	478,216
CLP Holdings Ltd.	102,500	487,162
Fountain Set (Holdings) Ltd.	652,000	445,088
Hang Seng Bank Ltd.	27,400	359,976
Hutchison Whampoa Ltd.	97,000	712,147
Sun Hung Kai Properties Ltd. (REIT)	68,000	560,547
(Cost $2,498,611)		3,043,136
Japan 9.3%
Canon, Inc.	19,000	882,775
Daiwa Securities Group, Inc.	54,000	366,536
FANUC Ltd.	16,500	986,313
Japan Retail Fund Investment Corp. (REIT)*	15	96,229
Komatsu	120,000	759,777
Mitsubishi Estate Co., Ltd.	91,000	860,857
Mitsui Fudosan Co., Ltd.	84,000	757,095
	Shares	Value ($)

Nomura Holdings, Inc.	59,000	1,002,560
(Cost $5,271,987)		5,712,142
Korea 3.6%
Kookmin Bank (ADR)	2,300	87,032
Kookmin Bank	12,700	475,518
LG Electronics, Inc.	3,100	152,335
Samsung Electronics Co., Ltd.	2,450	926,583
SK Telecom Co., Ltd.*	3,300	550,692
(Cost $2,249,791)		2,192,160
Mexico 1.2%
Grupo Televisa SA de CV (ADR)	3,800	151,468
Telefonos de Mexico SA de CV (ADR)	17,400	574,722
(Cost $698,801)		726,190
Netherlands 1.5%
STMicroelectronics NV	15,735	425,619
TPG NV	22,300	520,993
(Cost $934,155)		946,612
Peru 0.8%
Compania de Minas Buenaventura SA (ADR) (Cost $231,474)	18,400	520,352
Russia 3.6%
Gazprom (ADR)	37,000	958,300
GMK Norilsk Nickel (ADR)*	9,600	638,400
LUKOIL (ADR)	6,800	633,080
(Cost $1,608,492)		2,229,780
Singapore 0.7%
DBS Group Holdings Ltd. (Cost $311,878)	46,000	398,210
South Africa 1.8%
Gold Fields Ltd.	39,100	559,828
Impala Platinum Holdings Ltd. (ADR)	12,700	551,760
(Cost $788,378)		1,111,588
Switzerland 2.5%
Novartis AG (Registered)	9,498	429,987
Swiss Re (Registered)	7,544	507,880
Syngenta AG	9,182	616,674
(Cost $1,436,121)		1,554,541
United Kingdom 10.0%
BOC Group PLC	44,440	677,232
British Sky Broadcasting Group PLC*	59,443	746,133
Cable and Wireless PLC	134,357	320,259
National Grid Transco PLC	79,860	570,717
Pearson PLC	50,768	563,820
Reed Elsevier PLC	64,704	539,809
Rio Tinto PLC	23,854	657,184
RT Group PLC*	54,206	10,646
Shell Transport & Trading Co., PLC	96,645	716,986
Vodafone Group PLC	542,526	1,341,623
(Cost $5,773,682)		6,144,409
	Shares	Value ($)

United States 33.6%
AFLAC, Inc.	17,800	644,004
Amgen, Inc.*	9,676	597,977
Anadarko Petroleum Corp.	23,100	1,178,331
AutoZone, Inc.*	6,800	579,428
Caremark Rx, Inc.*	34,700	878,951
Comcast Corp. "A"*	16,300	509,864
ConocoPhillips	12,900	845,853
eBay, Inc.*	5,200	335,868
Entergy Corp.	14,200	811,246
Equity Residential (REIT)	20,200	596,102
ExxonMobil Corp.	30,700	1,258,700
Genentech, Inc.*	6,600	617,562
Goldman Sachs Group, Inc.	6,200	612,126
Intel Corp.	27,800	895,160
International Business Machines Corp.	7,400	685,832
Interpublic Group of Companies, Inc.*	24,200	377,520
Intuit, Inc.*	9,500	502,645
Lehman Brothers Holdings, Inc.	7,900	610,038
Liberty Media Corp. "A"*	46,200	549,318
	Shares	Value ($)

Medicines Co.*	10,600	312,276
Microsoft Corp.	35,800	985,932
Monsanto Co.	21,900	630,282
Newmont Mining Corp.	24,100	1,171,501
Pfizer, Inc.	11,700	413,361
ProLogis (REIT)	14,200	455,678
St. Jude Medical, Inc.*	10,200	625,770
Unocal Corp.	20,000	736,600
VERITAS Software Corp.*	16,600	616,856
Viacom, Inc. "B"	30,500	1,353,590
Wyeth	6,000	254,701
(Cost $17,286,806)		20,643,072
Total Common Stocks (Cost $50,502,085)		59,677,369

Cash Equivalents 2.9%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $1,793,049)	1,793,049	1,793,049
Total Investment Portfolio - 100.0% (Cost $52,295,134) (a)		61,470,418

At December 31, 2003, the Scudder Global Blue Chip Portfolio had the following industry diversification:

Industry	Value	Percent
Materials	$ 11,185,146	18.2%
Financials	9,904,949	16.1%
Energy	8,188,174	13.3%
Consumer Discretionary	6,304,241	10.3%
Information Technology	5,921,402	9.6%
Health Care	5,076,937	8.3%
Telecommunication Services	4,423,187	7.2%
Industrials	4,123,066	6.7%
Utilities	3,554,920	5.8%
Consumer Staples	995,347	1.6%
Total Common Stocks	59,677,369	97.1%
Cash Equivalents	1,793,049	2.9%
Total Investment Portfolio	$ 61,470,418	100.0%

Notes to Scudder Global Blue Chip Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $52,517,786. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $8,952,632. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,234,398 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,281,766.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $50,502,085)	$ 59,677,369
Investment in Scudder Cash Management QP Trust (cost $1,793,049)	1,793,049
Total investments in securities, at value (cost $52,295,134)	61,470,418
Receivable for investments sold	234,480
Dividends receivable	41,667
Interest receivable	2,741
Receivable for Portfolio shares sold	35,008
Foreign taxes recoverable	32,559
Total assets	61,816,873
Liabilities
Payable for investments purchased	631,594
Payable for Portfolio shares redeemed	232,405
Accrued management fee	51,307
Other accrued expenses and payables	104,988
Total liabilities	1,020,294
Net assets, at value	$ 60,796,579
Net Assets
Net assets consist of: Undistributed net investment income	671,339
Net unrealized appreciation (depreciation) on: Investments	9,175,284
Foreign currency related transactions	6,549
Accumulated net realized gain (loss)	(10,083,000)
Paid-in capital	61,026,407
Net assets, at value	$ 60,796,579
Class A Net Asset Value, offering and redemption price per share ($54,681,989 / 5,262,148 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.39
Class B Net Asset Value, offering and redemption price per share ($6,114,590 / 588,861 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.38

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $67,151)	$ 894,695
Interest	130,097
Interest - Scudder Cash Management QP Trust	17,238
Total Income	1,042,030
Expenses: Management fee	476,692
Custodian and accounting fees	130,231
Distribution service fees (Class B)	6,508
Record keeping fees (Class B)	3,593
Auditing	55,791
Legal	17,967
Trustees' fees and expenses	2,456
Reports to shareholders	7,566
Registration fees	53
Other	14,277
Total expenses, before expense reductions	715,134
Expense reductions	(142,979)
Total expenses, after expense reductions	572,155
Net investment income (loss)	469,875
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(758,760)
Foreign currency related transactions	(143,801)
(902,561)
Net unrealized appreciation (depreciation) during the period on: Investments	13,472,676
Foreign currency related transactions	42,466
13,515,142
Net gain (loss) on investment transactions	12,612,581
Net increase (decrease) in net assets resulting from operations	$ 13,082,456

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ 469,875	$ 359,985
Net realized gain (loss) on investment transactions	(902,561)	(5,433,666)
Net unrealized appreciation (depreciation) on investment transactions during the period	13,515,142	(2,788,015)
Net increase (decrease) in net assets resulting from operations	13,082,456	(7,861,696)
Distributions to shareholders from: Net investment income Class A	(164,671)	(282,572)
Class B	(1,208)	-
Portfolio share transactions: Class A Proceeds from shares sold	14,111,779	40,590,022
Reinvestment of distributions	164,671	282,572
Cost of shares redeemed	(14,079,045)	(34,633,900)
Net increase (decrease) in net assets from Class A share transactions	197,405	6,238,694
Class B Proceeds from shares sold	5,128,199	231,749*
Reinvestment of distributions	1,208	-*
Cost of shares redeemed	(196,055)	(34,683)*
Net increase (decrease) in net assets from Class B share transactions	4,933,352	197,066
Increase (decrease) in net assets	18,047,334	(1,708,508)
Net assets at beginning of period	42,749,245	44,457,753
Net assets at end of period (including undistributed net investment income of $671,339 and $177,943, respectively)	$ 60,796,579	$ 42,749,245
Other Information
Class A Shares outstanding at beginning of period	5,267,978	4,612,725
Shares sold	1,644,533	4,422,044
Shares issued to shareholders in reinvestment of distributions	21,782	29,191
Shares redeemed	(1,672,145)	(3,795,982)
Net increase (decrease) in Portfolio shares	(5,830)	655,253
Shares outstanding at end of period	5,262,148	5,267,978
Class B Shares outstanding at beginning of period	24,654	-
Shares sold	585,383	29,051*
Shares issued to shareholders in reinvestment of distributions	160	-*
Shares redeemed	(21,336)	(4,397)*
Net increase (decrease) in Portfolio shares	564,207	24,654
Shares outstanding at end of period	588,861	24,654

* For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001	2000[a]	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.08	$ 9.64	$ 11.81	$ 12.37	$ 9.79
Income (loss) from investment operations: Net investment income (loss)[b]	.09	.07	.08	.03	.04
Net realized and unrealized gain (loss) on investment transactions	2.25	(1.57)	(1.90)	(.44)	2.57
Total from investment operations	2.34	(1.50)	(1.82)	(.41)	2.61
Less distributions from: Net investment income	(.03)	(.06)	-	-	(.03)
Net realized gains on investment transactions	-	-	(.35)	(.15)	-
Total distributions	(.03)	(.06)	(.35)	(.15)	(.03)
Net asset value, end of period	$ 10.39	$ 8.08	$ 9.64	$ 11.81	$ 12.37
Total Return (%)	29.13[c]	(15.77)	(15.48)	(3.36)[c]	26.70[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	43	44	33	17
Ratio of expenses before expense reductions (%)	1.48	1.32	1.24	1.78	3.47
Ratio of expenses after expense reductions (%)	1.17	1.32	1.24	1.50	1.56
Ratio of net investment income (loss) (%)	1.02	.79	.76	.28	.39
Portfolio turnover rate (%)	65	41	52	54	65

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b Based on average shares outstanding during the period.
c Total returns would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.06	$ 8.98
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.02
Net realized and unrealized gain (loss) on investment transactions	2.29	(.94)
Total from investment operations	2.33	(.92)
Less distributions from: Net investment income	(.01)	-
Net asset value, end of period	$ 10.38	$ 8.06
Total Return (%)	28.96[c]	(10.24)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6.2
Ratio of expenses before expense reductions (%)	1.87	1.60*
Ratio of expenses after expense reductions (%)	1.64	1.60*
Ratio of net investment income (loss) (%)	.55	.49*
Portfolio turnover rate (%)	65	41

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
c Total returns would have been lower had certain expenses not been reduced..
* Annualized ** Not annualized

Management Summary December 31, 2003

Scudder Government Securities Portfolio

Uncertainties associated with the war in Iraq, combined with conflicting economic signals, weighed on the bond market during the first half of 2003. As 2003 progressed, convincing signs of a pickup in the US economy began to emerge, as well as economic data that indicated inflation would remain quiet. As fixed-income yields crept upward in late fall, investor inflows into mortgage-related securities increased substantially. This situation can mainly be attributed to the fact that the percentage of mortgage holders with a financial incentive to refinance their mortgages declined dramatically, from 70% in June to 30% by year-end.

For the year ended December 31, 2003, the portfolio posted a total return of 2.26% (Class A shares, unadjusted for contract charges) compared with the 2.85% return of its benchmark, the Lehman Brothers GNMA Index. Early in the year, our strategy was to reduce the portfolio's prepayment exposure by purchasing lower-coupon mortgage-backed securities on a rolling forward basis, as well as mortgage pools with specific characteristics that afforded additional prepayment protection. Please see the following page for standardized performance as of December 31, 2003.

Following the interest rate increases of summer and early fall, we felt that the ensuing slowdown in prepayments by mortgage holders would make higher-coupon mortgage securities very attractive. For this reason, the portfolio sold positions in 5% and 5.5% coupon GNMAs during the fourth quarter and purchased 6%, 6.5% and 8% coupon GNMAs. These issues performed very well, as supply was limited, the market was more heavily focused on shorter-duration instruments and investors flocked to the perceived yield advantage. The fund's result were held back primarily because of prepayments by mortgage holders and difficulties associated with timing our move into higher-yielding instruments.

Sean McCaffrey
William Chepolis

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The government guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA). Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

Scudder Government Securities Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Government Securities Portfolio from 12/31/1993 to 12/31/2003
[] Scudder Government Securities Portfolio - Class A [] Lehman Brothers GNMA Index

The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Scudder Government Securities Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,226	$11,876	$13,264	$18,358
	Average annual total return	2.26%	5.90%	5.81%	6.26%
Lehman Brothers GNMA Index	Growth of $10,000	$10,285	$12,098	$13,701	$19,523
	Average annual total return	2.85%	6.55%	6.50%	6.92%
Scudder Government Securities Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$10,183	$10,562
	Average annual total return			1.83%	3.71%
Lehman Brothers GNMA Index	Growth of $10,000			$10,285	$10,713
	Average annual total return			2.85%	4.77%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

Scudder Government Securities Portfolio

	Principal Amount ($)	Value ($)

US Government Agency Sponsored Pass-Thrus 24.3%
Federal Home Loan Mortgage Corp.:
3.375%, 6/12/2008	18,000,000	17,989,920
5.0% with various maturities from 9/1/2033 until 12/1/2033	3,994,549	3,944,984
5.125%, 11/7/2013	1,000,000	996,137
5.5%, 2/1/2017	144,785	150,132
6.0% with various maturities from 3/1/2017 until 12/1/2033 (c)	13,171,804	13,636,889
6.5%, 9/1/2032	8,037,855	8,419,763
7.0% with various maturities from 1/1/2024 until 9/1/2032	12,033,586	12,768,755
7.5% with various maturities from 1/1/2017 until 12/1/2033 (c)	4,778,637	5,132,094
8.0%, 11/1/2030	24,892	26,849
8.5% , 7/1/2030	12,614	13,604
Federal National Mortgage Association:
5.0% with various maturities from 10/1/2033 until 12/1/2033	996,808	986,931
6.0% with various maturities from 7/1/2016 until 9/1/2033	4,795,776	4,993,834
6.5% with various maturities from 9/1/2016 until 9/1/2033	17,718,912	18,533,520
7.0% with various maturities from 9/1/2013 until 10/1/2033	3,076,841	3,257,994
7.25%, 1/15/2010	2,100,000	2,475,976
7.5% with various maturities from 6/1/2015 until 3/1/2032	6,957,627	7,436,375
8.0%, 12/1/2024	44,995	49,162
Total US Government Agency Sponsored Pass-Thrus (Cost $100,104,836)		100,812,919

Government National Mortgage Association 61.8%
Government National Mortgage Association:
4.5%, 8/15/2018	3,486,461	3,504,858
5.0% with various maturities from 7/15/2018 until 11/15/2033	26,648,530	26,591,911
5.5% with various maturities from 1/20/2029 until 12/1/2033 (c)	78,408,346	79,751,169
6.0% with various maturities from 5/15/2016 until 12/1/2033 (c)	65,960,848	68,483,335
6.5% with various maturities from 5/15/2013 until 12/1/2033	30,542,968	32,249,119
7.0% with various maturities from 1/15/2011 until 12/1/2033 (d)	21,416,981	22,754,858
7.5% with various maturities from 12/15/2013 until 12/1/2033	15,613,264	16,755,152
	Principal Amount ($)	Value ($)

8.0% with various maturities from 12/15/2026 until 12/1/2033	5,428,881	5,906,925
8.5% with various maturities from 5/15/2016 until 3/15/2031	405,645	443,747
9.0%, 8/15/2027	78,948	88,790
9.5% with various maturities from 6/15/2013 until 12/15/2022	90,793	101,562
10.0% with various maturities from 2/15/2016 until 3/15/2016	48,135	53,898
Total Government National Mortgage Association (Cost $254,304,964)		256,685,324

US Government Sponsored Agencies 6.8%
Federal Home Loan Banks, 2.25%, 12/15/2005	17,610,000	17,720,045
Federal Housing Authority, 8.5%, 3/15/2026	7,076	7,739
Student Loan Marketing Association, 5.25%, 3/15/2006	10,000,000	10,664,655
Total US Government Sponsored Agencies (Cost $28,363,307)		28,392,439

US Government Backed 1.2%
US Treasury Bond, 6.875%, 8/15/2025	1,650,000	2,018,478
US Treasury Note, 4.25%, 11/15/2013 (e)	3,000,000	2,996,718
Total US Government Backed (Cost $5,021,789)		5,015,196

Repurchase Agreements 3.1%
State Street Bank and Trust Co., 0.78%, dated 12/31/2003, to be repurchased at $13,000,563 on 1/2/2004 (d) (Cost $13,000,000)	13,000,000	13,000,000

	Shares	Value ($)

Cash Equivalents 2.8%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $11,757,268)	11,757,268	11,757,268
Total Investment Portfolio - 100.0% (Cost $412,552,164) (a)		415,663,146

Notes to Scudder Government Securities Portfolio of Investments

(a) The cost for federal income tax purposes was $412,553,205. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $3,109,941. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,725,278 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $615,337.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Mortgage dollar roll included.
(d) Collateralized by a $13,115,000 US Treasury Note, 2.125%, maturing on 10/31/2004 with a value of $13,262,544.
(e) At December 31, 2003, these securities have been segregated, in part or in whole, to cover initial margin requirements for open futures contracts.
At December 31, 2003, open futures contracts purchased were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
10 year US Treasury Note	3/22/2004	5	542,325	561,328	19,003

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $400,794,896)	$ 403,905,878
Investment in Scudder Cash Management QP Trust (cost $11,757,268)	11,757,268
Total investments in securities, at value (cost $412,552,164)	415,663,146
Receivable for investments sold	64,680,602
Interest receivable	2,095,017
Receivable for Portfolio shares sold	597,919
Receivable for daily variation margin on open futures contracts	781
Other assets	9,836
Total assets	483,047,301
Liabilities
Due to custodian bank	181,495
Payable for investments purchased	54,552,433
Payable for when-issued and forward delivery securities	9,948,683
Payable for investments purchased - mortgage dollar rolls	32,723,433
Deferred mortgage dollar roll income	70,563
Payable for Portfolio shares redeemed	470,886
Accrued management fee	181,945
Other accrued expenses and payables	125,681
Total liabilities	98,255,119
Net assets, at value	$ 384,792,182
Net Assets
Net assets consist of: Undistributed net investment income	9,445,556
Net unrealized appreciation (depreciation) on: Investments	3,110,982
Futures	19,003
Accumulated net realized gain (loss)	2,538,213
Paid-in capital	369,678,428
Net assets, at value	$ 384,792,182
Class A Net Asset Value, offering and redemption price per share ($346,569,026 / 27,631,433 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.54
Class B Net Asset Value, offering and redemption price per share ($38,223,156 / 3,055,787 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.51

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Interest	$ 11,406,158
Interest - Scudder Cash Management QP Trust	1,525,604
Mortgage dollar roll income	2,316,861
Total Income	15,248,623
Expenses: Management fee	2,701,849
Custodian fees	28,388
Distribution service fees (Class B)	86,751
Record keeping fees (Class B)	41,176
Auditing	61,875
Legal	23,835
Trustees' fees and expenses	10,709
Reports to shareholders	88,161
Other	67,262
Total expenses, before expense reductions	3,110,006
Expense reductions	(3,421)
Total expenses, after expense reductions	3,106,585
Net investment income	12,142,038
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	87,725
Futures	381,315
469,040
Net unrealized appreciation (depreciation) during the period on: Investments	(3,716,994)
Futures	357,535
(3,359,459)
Net gain (loss) on investment transactions	(2,890,419)
Net increase (decrease) in net assets resulting from operations	$ 9,251,619

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ 12,142,038	$ 21,027,204
Net realized gain (loss) on investment transactions	469,040	5,132,459
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,359,459)	5,993,567
Net increase (decrease) in net assets resulting from operations	9,251,619	32,153,230
Distributions to shareholders from: Net investment income Class A	(14,733,066)	(11,715,627)
Class B	(755,455)	-
Net Realized Gains Class A	(9,005,857)	-
Class B	(509,269)	-
Portfolio share transactions: Class A Proceeds from shares sold	45,404,708	298,429,792
Reinvestment of distributions	23,738,923	11,715,627
Cost of shares redeemed	(259,047,177)	(84,769,500)
Net increase (decrease) in net assets from Class A share transactions	(189,903,546)	225,375,919
Class B Proceeds from shares sold	71,406,944	2,771,516*
Reinvestment of distributions	1,264,724	-*
Cost of shares redeemed	(36,011,827)	(20,523)*
Net increase (decrease) in net assets from Class B share transactions	36,659,841	2,750,993
Increase (decrease) in net assets	(168,995,733)	248,564,515
Net assets at beginning of period	553,787,915	305,223,400
Net assets at end of period (including undistributed net investment income of $9,445,556 and $15,075,238, respectively)	$ 384,792,182	$ 553,787,915
Other Information
Class A Shares outstanding at beginning of period	42,918,597	24,768,244
Shares sold	3,576,998	23,909,004
Shares issued to shareholders in reinvestment of distributions	1,917,523	978,749
Shares redeemed	(20,781,685)	(6,737,400)
Net increase (decrease) in Portfolio shares	(15,287,164)	18,150,353
Shares outstanding at end of period	27,631,433	42,918,597
Class B Shares outstanding at beginning of period	216,015	-
Shares sold	5,681,579	217,485*
Shares issued to shareholders in reinvestment of distributions	102,159	-*
Shares redeemed	(2,943,966)	(1,470)*
Net increase (decrease) in Portfolio shares	2,839,772	216,015
Shares outstanding at end of period	3,055,787	216,015

* For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001[a]	2000[b]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.84	$ 12.32	$ 11.96	$ 11.56	$ 12.08
Income from investment operations: Net investment income[c]	.31	.62	.61	.75	.72
Net realized and unrealized gain (loss) on investment transactions	(.04)	.35	.25	.45	(.64)
Total from investment operations	.27	.97	.86	1.20	.08
Less distributions from: Net investment income	(.35)	(.45)	(.50)	(.80)	(.60)
Net realized gain on investment transactions	(.22)	-	-	-	-
Total distributions	(.57)	(.45)	(.50)	(.80)	(.60)
Net asset value, end of period	$ 12.54	$ 12.84	$ 12.32	$ 11.96	$ 11.56
Total Return (%)	2.26	8.05	7.48	10.93	.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	347	551	305	152	146
Ratio of expenses before expense reductions (%)	.61	.59	.60	.61	.63
Ratio of expenses after expense reductions (%)	.61	.59	.60	.60	.63
Ratio of net investment income (loss) (%)	2.50	4.96	5.06	6.60	6.13
Portfolio turnover rate (%)	511[d]	534[d]	334	173	150

a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
c Based on average shares outstanding during the period.
d The portfolio turnover rate including mortgage dollar roll transactions was 536% and 651% for the years ended December 31, 2003 and December 31, 2002, respectively.

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.82	$ 12.36
Income from investment operations: Net investment income[b]	.27	.31
Net realized and unrealized gain (loss) on investment transactions	(.04)	.15
Total from investment operations	.23	.46
Less distributions from: Net investment income	(.32)	-
Net realized gains on investment transactions	(.22)	-
Total distributions	(.54)	-
Net asset value, end of period	$ 12.51	$ 12.82
Total Return (%)	1.83	3.72**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	3
Ratio of expenses (%)	.98	.84*
Ratio of net investment income (loss) (%)	2.13	4.95*
Portfolio turnover rate (%)	511[c]	534[c]

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
c The portfolio turnover rate including mortgage dollar roll transactions was 536% and 651% for the years ended December 31, 2003 and December 31, 2002, respectively.
* Annualized ** Not annualized

Management Summary December 31, 2003

Scudder Growth Portfolio

Positive economic news, better-than-expected corporate earnings, accommodative monetary policy and significant fiscal stimulus combined to create a vastly improved environment in 2003 which sent equity markets sharply higher. Scudder Growth Portfolio posted a strong positive total return of 24.71% (Class A shares, unadjusted for contract charges). However, during a period in which smaller and lower-quality companies generally produced the best returns, our focus on larger, higher-quality companies caused the portfolio to trail the 29.75% return of its benchmark, the Russell 1000 Growth Index. The unmanaged index measures the performance of large companies with greater-than-average growth orientation compared with the overall market. The majority of last year's relative underperformance was a result of disappointing stock selection, though sector allocation had a marginally negative impact as well. Please see the following page for standardized performance as of December 31, 2003.

Positioning within the information technology sector added to the year's performance from both a sector allocation and security selection perspective. In fact, the five largest contributors to the portfolio's 2003 return were all technology stocks. As with most highly cyclical sectors, technology companies made a strong showing last year. Therefore, the portfolio's overweight position within the sector was rewarded. Particular strength was visible in the semiconductor and computer/peripherals industries, as holdings Analog Devices, Inc. and EMC Corp. gained 91% and 110%, respectively.

The retail side of the consumer discretionary sector, however, proved to be a drag on performance. Longtime holding Kohl's Corp. declined nearly 20% last year after reporting disappointing same-store sales and earnings.

Finally, the portfolio's overweight position in energy detracted from annual performance. However, we are comfortable with this allocation, as we believe long-term growth opportunities exist in the sector, specifically in the energy equipment and services industry.

Julie M. Van Cleave
Jack A. Zehner
Thomas J. Schmid

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large companies with greater-than-average growth orientation compared with the overall market. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

Scudder Growth Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Growth Portfolio from 12/31/1993 to 12/31/2003
[] Scudder Growth Portfolio - Class A [] Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index composed of common stock of larger US companies with higher price -to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Scudder Growth Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,471	$6,837	$7,588	$16,452
	Average annual total return	24.71%	-11.90%	-5.37%	5.10%
Russell 1000 Growth Index	Growth of $10,000	$12,975	$7,446	$7,692	$24,129
	Average annual total return	29.75%	-9.36%	-5.11%	9.21%
Scudder Growth Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$12,428	$11,490
	Average annual total return			24.28%	9.70%
Russell 1000 Growth Index	Growth of $10,000			$12,975	$11,811
	Average annual total return			29.75%	11.73%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

Scudder Growth Portfolio

	Shares	Value ($)

Common Stocks 98.8%
Consumer Discretionary 15.4%
Automobiles 1.5%
Harley-Davidson, Inc.	99,700	4,738,741
Hotel Restaurants & Leisure 2.3%
Brinker International, Inc.*	61,800	2,049,288
International Game Technology	152,700	5,451,390
		7,500,678
Media 6.4%
Clear Channel Communications, Inc.	76,850	3,598,886
Comcast Corp. "A"*	128,100	4,006,968
New York Times Co. "A"	59,200	2,829,168
Omnicom Group, Inc.	60,640	5,295,691
Viacom, Inc. "B"	111,030	4,927,511
		20,658,224
Multiline Retail 2.4%
Kohl's Corp.*	61,400	2,759,316
Target Corp.	129,000	4,953,600
		7,712,916
Specialty Retail 2.8%
Bed Bath & Beyond, Inc.*	50,900	2,206,515
Home Depot, Inc.	44,200	1,568,658
Lowe's Companies, Inc.	30,100	1,667,239
Staples, Inc.*	123,500	3,371,550
		8,813,962
Consumer Staples 11.8%
Beverages 2.9%
Anheuser-Busch Companies, Inc.	55,900	2,944,812
PepsiCo, Inc.	134,650	6,277,383
		9,222,195
Food & Drug Retailing 4.4%
Wal-Mart Stores, Inc.	179,290	9,511,335
Walgreen Co.	126,500	4,602,070
		14,113,405
Food Products 0.8%
General Mills, Inc.	59,600	2,699,880
Household Products 3.7%
Colgate-Palmolive Co.	101,640	5,087,082
Procter & Gamble Co.	66,400	6,632,032
		11,719,114
Energy 5.2%
Energy Equipment & Services 2.9%
Baker Hughes, Inc.	88,600	2,849,376
Nabors Industries Ltd.*	67,900	2,817,850
Noble Corp.*	49,600	1,774,688
Schlumberger Ltd.	31,100	1,701,792
		9,143,706
Oil & Gas 2.3%
Devon Energy Corp.	77,100	4,414,746
EOG Resources, Inc.	67,200	3,102,624
		7,517,370
	Shares	Value ($)

Financials 8.1%
Banks 1.0%
Fifth Third Bancorp.	52,900	3,126,390
Consumer Finance 0.8%
American Express Co.	51,800	2,498,314
Diversified Financial Services 5.0%
Citigroup, Inc.	96,200	4,669,548
Fannie Mae	35,600	2,672,136
Goldman Sachs Group, Inc.	8,100	799,713
Lehman Brothers Holdings, Inc.	49,900	3,853,278
Morgan Stanley	71,100	4,114,557
		16,109,232
Insurance 1.3%
AFLAC, Inc.	22,400	810,432
American International Group, Inc.	48,410	3,208,615
		4,019,047
Health Care 19.7%
Biotechnology 2.8%
Amgen, Inc.*	116,600	7,205,880
Biogen Idec, Inc.*	44,900	1,651,422
		8,857,302
Health Care Equipment & Supplies 5.4%
Baxter International, Inc.	99,900	3,048,948
Boston Scientific Corp.*	48,600	1,786,536
Medtronic, Inc.	154,700	7,519,967
Zimmer Holdings, Inc.*	69,000	4,857,600
		17,213,051
Health Care Providers & Services 0.8%
UnitedHealth Group, Inc.	46,400	2,699,552
Pharmaceuticals 10.7%
Johnson & Johnson	207,986	10,744,557
Merck & Co., Inc.	54,400	2,513,280
Pfizer, Inc.	472,102	16,679,363
Teva Pharmaceutical Industries Ltd. (ADR)	73,800	4,185,198
		34,122,398
Industrials 7.7%
Aerospace & Defense 2.3%
United Technologies Corp.	79,600	7,543,692
Air Freight & Logistics 0.9%
FedEx Corp.	43,700	2,949,750
Industrial Conglomerates 4.5%
3M Co.	39,100	3,324,673
General Electric Co.	353,840	10,961,963
		14,286,636
Information Technology 30.1%
Communications Equipment 3.9%
Cisco Systems, Inc.*	513,920	12,483,117
Computers & Peripherals 4.3%
Dell, Inc.*	63,800	2,166,648
EMC Corp.*	517,500	6,686,100
	Shares	Value ($)

International Business Machines Corp.	52,800	4,893,504
		13,746,252
IT Consulting & Services 1.9%
Fiserv, Inc.*	90,900	3,591,459
Paychex, Inc.	68,700	2,555,640
		6,147,099
Semiconductors & Semiconductor Equipment 10.5%
Analog Devices, Inc.	123,200	5,624,080
Applied Materials, Inc.*	285,560	6,410,822
Intel Corp.	346,940	11,171,468
Linear Technology Corp.	96,230	4,048,396
Texas Instruments, Inc.	118,500	3,481,530
Xilinx, Inc.*	74,900	2,901,626
		33,637,922
Software 9.5%
BEA Systems, Inc.*	122,400	1,505,520
Electronic Arts, Inc.*	89,500	4,276,310
Microsoft Corp.	579,680	15,964,387
Oracle Corp.*	194,300	2,564,760
	Shares	Value ($)

Symantec Corp.*	46,800	1,621,620
VERITAS Software Corp.*	121,700	4,522,372
		30,454,969
Materials 0.8%
Chemicals 0.8%
Ecolab, Inc.	89,900	2,460,563
Total Common Stocks (Cost $261,109,817)		316,195,477

Other 0.4%
IShares Nasdaq Biotechnology Index* (Cost $1,553,737)	19,500	1,403,025

Cash Equivalents 0.8%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $2,622,981)	2,622,981	2,622,981
Total Investment Portfolio - 100.0% (Cost $265,286,535) (a)		320,221,483

Notes to Scudder Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $266,982,287. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $53,239,196. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $58,475,989 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,236,793.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $262,663,554)	$ 317,598,502
Investment in Scudder Cash Management QP Trust (cost $2,622,981)	2,622,981
Total investments in securities, at value (cost $265,286,535)	320,221,483
Dividends receivable	259,827
Interest receivable	3,003
Receivable for Portfolio shares sold	126,840
Other assets	8,397
Total assets	320,619,550
Liabilities
Payable for Portfolio shares redeemed	182,215
Accrued management fee	160,625
Other accrued expenses and payables	65,350
Total liabilities	408,190
Net assets, at value	$ 320,211,360
Net Assets
Net assets consist of: Undistributed net investment income	702,179
Net unrealized appreciation (depreciation) on investments	54,934,948
Accumulated net realized gain (loss)	(160,256,586)
Paid-in capital	424,830,819
Net assets, at value	$ 320,211,360
Class A Net Asset Value, offering and redemption price per share ($313,308,283 / 16,929,119 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.51
Class B Net Asset Value, offering and redemption price per share ($6,903,077 / 374,544 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.43

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,955)	$ 2,623,725
Interest - Scudder Cash Management QP Trust	68,112
Total Income	2,691,837
Expenses: Management fee	1,735,405
Custodian fees	17,237
Distribution service fees (Class B)	7,373
Record keeping fees (Class B)	4,133
Auditing	39,784
Legal	18,615
Trustees' fees and expenses	2,557
Reports to shareholders	16,764
Other	19,586
Total expenses, before expense reductions	1,861,454
Expense reductions	(43)
Total expenses, after expense reductions	1,861,411
Net investment income (loss)	830,426
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(12,111,531)
Net unrealized appreciation (depreciation) during the period on investments	78,050,590
Net gain (loss) on investment transactions	65,939,059
Net increase (decrease) in net assets resulting from operations	$ 66,769,485

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ 830,426	$ 252,479
Net realized gain (loss) on investment transactions	(12,111,531)	(51,145,776)
Net unrealized appreciation (depreciation) on investment transactions during the period	78,050,590	(66,147,811)
Net increase (decrease) in net assets resulting from operations	66,769,485	(117,041,108)
Distributions to shareholders from: Net investment income Class A	(328,128)	-
Portfolio share transactions: Class A Proceeds from shares sold	46,556,451	17,458,661
Reinvestment of distributions	328,128	-
Cost of shares redeemed	(45,206,144)	(74,105,054)
Net increase (decrease) in net assets from Class A share transactions	1,678,435	(56,646,393)
Class B Proceeds from shares sold	6,505,025	135,924*
Cost of shares redeemed	(422,693)	(55)*
Net increase (decrease) in net assets from Class B share transactions	6,082,332	135,869
Increase (decrease) in net assets	74,202,124	(173,551,632)
Net assets at beginning of period	246,009,236	419,560,868
Net assets at end of period (including undistributed net investment income of $702,179 and $199,881, respectively)	$ 320,211,360	$ 246,009,236
Other Information
Class A Shares outstanding at beginning of period	16,549,770	19,928,329
Shares sold	3,153,740	934,108
Shares issued to shareholders in reinvestment of distributions	22,156	-
Shares redeemed	(2,796,547)	(4,312,667)
Net increase (decrease) in Portfolio shares	379,349	(3,378,559)
Shares outstanding at end of period	16,929,119	16,549,770
Class B Shares outstanding at beginning of period	8,811	-
Shares sold	390,729	8,814*
Shares redeemed	(24,996)	(3)*
Net increase (decrease) in Portfolio shares	365,733	8,811
Shares outstanding at end of period	374,544	8,811

* For the period from July 1, 2002 (commencement of operations Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001	2000[a]	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.86	$ 21.05	$ 30.12	$ 40.54	$ 29.57
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.01	.03	(.01)	(.01)
Net realized and unrealized gain (loss) on investment transactions	3.62	(6.20)	(6.75)	(6.81)	10.98
Total from investment operations	3.67	(6.19)	(6.72)	(6.82)	10.97
Less distributions from: Net investment income	(.02)	-	(.03)	-	-
Net realized gains on investment transactions	-	-	(2.31)	(3.60)	-
Return of capital	-	-	(.01)	-	-
Total distributions	(.02)	-	(2.35)	(3.60)	-
Net asset value, end of period	$ 18.51	$ 14.86	$ 21.05	$ 30.12	$ 40.54
Total Return (%)	24.71	(29.41)	(22.34)	(19.06)	37.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	313	246	420	583	738
Ratio of expenses (%)	.64	.64	.63	.65	.66
Ratio of net investment income (loss) (%)	.29	.07	.13	(.03)	(.04)
Portfolio turnover rate (%)	26	38	73	65	87

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.83	$ 16.04
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	.06
Net realized and unrealized gain (loss) on investment transactions	3.63	(1.27)
Total from investment operations	3.60	(1.21)
Net asset value, end of period	$ 18.43	$ 14.83
Total Return (%)	24.28	(7.54)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7.1
Ratio of expenses (%)	1.03	.88*
Ratio of net investment income (loss) (%)	(.10)	.80*
Portfolio turnover rate (%)	26	38

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

The accompanying notes are an integral part of the financial statements.

Management Summary December 31, 2003

Scudder High Income Portfolio

High-yield bonds delivered strong gains in 2003, capping the best year for the asset class since 1991. Returns were buoyed from more robust economic activity, improving fundamentals in the asset class and strong technical factors. In addition, high-yield companies showed improved financial positions as a result of cost-cutting and deleveraging. Lower-quality, higher-risk market segments generally provided the best performance. The portfolio produced a strong total return of 24.62% (Class A shares, unadjusted for contract charges), but trailed the 27.94% return of its unmanaged benchmark, the CSFB High Yield Index. Please see the following page for standardized performance as of December 31, 2003.

Early in the period, the portfolio had been positioned more conservatively due to our concerns regarding weak economic fundamentals, uncertainty around the war with Iraq (and a potential oil price shock), and the potential for retaliatory terrorist attacks. As a result, the portfolio remained underweight in lower-tier securities early in the year, and on average, throughout the period, which was a performance detractor. Most notably, the portfolio was initially underweight in securities rated CCC/split CCC and below - one of the top-performing credit-quality segments. However, as the year progressed our bottom-up analysis led us to take a larger position in the B-rated and CCC/split CCC-rated credit quality segments, which benefited performance in the later half of the year. On a sector basis, results were held back by an underweight position in some of the higher-beta industries that performed well during the year, including airline, utilities and cable/wireless video sectors. Among individual securities, positions in Tyco International, Ltd., Qwest Services Corp. and Georgia-Pacific Corp. aided returns. (Tyco International, Ltd. was no longer in the portfolio as of 12/31/03.)

Andrew P. Cestone

Manager
Deutsche Investment Management Americas Inc.

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities All of these factors may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

Credit quality ratings cited are the ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P), which represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The portfolio's credit quality does not remove market risk.

CSFB High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

Scudder High Income Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the Portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder High Income Portfolio from 12/31/1993 to 12/31/2003
[] Scudder High Income Portfolio - Class A [] Citigroup Long-Term High Yield Bond Index [] CSFB High Yield Index

The Citigroup Long-Term High Yield Bond Index (formerly known as Salomon Smith Barney Long-Term High Yield Bond Index) is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc. This index is unmanaged. The CSFB High Yield Index is an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by Standard & Poor's and Moody's.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Scudder High Income Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,462	$12,751	$11,895	$17,629
	Average annual total return	24.62%	8.44%	3.53%	5.83%
Citigroup Long-Term High Yield Bond Index	Growth of $10,000	$14,298	$16,928	$17,459	$30,143
	Average annual total return	42.98%	19.18%	11.79%	11.67%
CSFB High Yield Index	Growth of $10,000	$12,794	$13,956	$13,663	$20,226
	Average annual total return	27.94%	11.75%	6.44%	7.30%
Scudder High Income Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$12,414	$12,724
	Average annual total return			24.14%	17.42%
Citigroup Long-Term High Yield Bond Index	Growth of $10,000			$14,298	$15,636
	Average annual total return			42.98%	35.27%
CSFB High Yield Index	Growth of $10,000			$12,794	$13,170
	Average annual total return			27.94%	20.46%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Effective 10/7/2002 the Portfolio changed its investment objective.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

Scudder High Income Portfolio

	Principal Amount ($)(c)	Value ($)

Corporate Bonds 83.7%
Consumer Discretionary 22.8%
Adelphia Communications Corp.:
8.125%, 7/15/2003*	190,000	176,700
Series A, 10.25%, 6/15/2011*	275,000	259,875
Advantica Restaurant Co.:
11.25%, 1/15/2008	784,706	541,447
12.75%, 9/30/2007	705,000	726,150
American Achieve Corp., 11.625%, 1/1/2007	1,285,000	1,413,500
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	1,710,000	1,624,500
Bally Total Fitness Holdings, 144A, 10.5%, 7/15/2011	1,100,000	1,105,500
Boca Resorts, Inc., 9.875%, 4/15/2009	1,965,000	2,092,725
Buffets, Inc., 11.25%, 7/15/2010	1,555,000	1,667,737
Carrols Corp., 9.5%, 12/1/2008	580,000	588,700
Central Garden & Pet Co., 9.125%, 2/1/2013	515,000	571,650
Charter Communications Holdings LLC:
9.625%, 11/15/2009	3,070,000	2,701,600
144A, 10.25%, 9/15/2010	2,395,000	2,514,750
Step-up Coupon, 0% to 1/15/2006, 13.5% to 1/15/2011	1,200,000	894,000
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	1,335,000	1,448,475
Cinemark USA, Inc., 8.5%, 8/1/2008	910,000	947,538
Circus & Eldorado, 10.125%, 3/1/2012	1,360,000	1,411,000
CKE Restaurants, Inc., 9.125%, 5/1/2009	495,000	507,375
Collins & Aikman Corp., 11.5%, 4/15/2006	100,000	92,000
CSC Holdings, Inc.:
7.25%, 7/15/2008	580,000	603,200
7.875%, 12/15/2007	1,095,000	1,155,225
Dex Media East LLC/Financial, 12.125%, 11/15/2012	4,425,000	5,442,750
Dex Media West LLC/Finance Co., 144A, 9.875%, 8/15/2013	1,145,000	1,331,062
Dex Media, Inc., 144A, 8.0%, 11/15/2013	305,000	320,250
DIMON, Inc.:
144A, 7.75%, 6/1/2013	650,000	669,500
Series B, 9.625%, 10/15/2011	2,440,000	2,720,600
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,260,000	126
EchoStar DBS Corp., 144A, 6.375%, 10/1/2011	90,000	92,250
El Pollo Loco, Inc., 144A, 9.25%, 12/15/2009	530,000	536,625
Eldorado Resorts LLC, 10.5%, 8/15/2006	1,714,000	1,731,140
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	945,000	978,075
General Motors Corp., 8.25%, 7/15/2023	1,015,000	1,152,440
Group 1 Automotive, Inc., 144A, 8.25%, 8/15/2013	940,000	1,005,800
	Principal Amount ($)(c)	Value ($)

Herbst Gaming, Inc., 10.75%, 9/1/2008	2,868,000	3,226,500
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	1,050,000	0
Inn of the Mountain Gods, 144A, 12.0%, 11/15/2010	960,000	1,020,000
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	1,575,000	1,393,875
International Game Technology, 8.375%, 5/15/2009	1,220,000	1,460,411
Intrawest Corp., 10.5%, 2/1/2010	1,340,000	1,480,700
J.C. Penney Co., Inc., 6.875%, 10/15/2015	545,000	572,931
Jacobs Entertainment Co., 11.875%, 2/1/2009	895,000	1,002,400
Jefra Cosmetics International, Inc., 10.75%, 5/15/2011	1,660,000	1,821,850
Kellwood Co., 7.625%, 10/15/2017	595,000	626,238
Keystone Automotive Operation, 144A, 9.75%, 11/1/2013	570,000	612,750
Krystal, Inc., 10.25%, 10/1/2007	830,000	834,150
Laidlaw International, Inc., 144A, 10.75%, 6/15/2011	1,200,000	1,356,000
Lin Television Corp., 144A, 6.5%, 5/15/2013	485,000	485,606
Mediacom LLC, 7.875%, 2/15/2011	840,000	840,000
Meritage Corp., 9.75%, 6/1/2011	355,000	396,713
Mortons Restaurant Group, 144A, 7.5%, 7/1/2010	385,000	361,900
Norcraft Co./Finance, 144A, 9.0%, 11/1/2011	505,000	545,400
Old Evangeline Downs, 13.0%, 3/1/2010	510,000	548,250
Penn National Gaming, Inc.:
144A, 6.875%, 12/1/2011	150,000	148,500
8.875%, 3/15/2010	355,000	385,175
Petro Stopping Centers, 10.5%, 2/1/2007	3,480,000	3,532,200
PRIMEDIA, Inc.:
7.625%, 4/1/2008	855,000	863,550
8.875%, 5/15/2011	795,000	838,725
Remington Arms Co., 10.5%, 2/1/2011	1,705,000	1,815,825
Renaissance Media Group, 10.0% to 4/15/2008	1,640,000	1,695,350
Rent-Way, Inc., 144A, 11.875%, 6/15/2010	480,000	535,200
Restaurant Co., 11.25%, 5/15/2008	1,163,933	1,175,572
Rite Aid Corp.:
144A, 6.125%, 12/15/2008	890,000	845,500
7.3%, 3/10/2019	1,324,181	1,198,384
River Rock Entertainment, 144A, 9.75%, 11/1/2011	1,220,000	1,311,500
Samsonite Corp., 10.75%, 6/15/2008	2,565,000	2,654,775
Schuler Homes, Inc., 10.5%, 7/15/2011	1,600,000	1,856,000
Scientific Games Corp., 12.5%, 8/15/2010	609,000	720,143
Sealy Mattress Co., Series B, 9.875%, 12/15/2007	845,000	874,575
Simmons Co., 144A, 7.875%, 1/15/2014	1,375,000	1,381,875
	Principal Amount ($)(c)	Value ($)

Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	2,405,000	2,597,400
8.75%, 12/15/2011	1,160,000	1,287,600
Six Flags, Inc.:
8.875%, 2/1/2010	2,285,000	2,344,981
9.5%, 2/1/2009	635,000	665,163
Sonic Automotive, Inc.:
8.625%, 8/15/2013	1,550,000	1,635,250
144A, 8.625%, 8/15/2013	415,000	437,825
Telenet Group Holding NV, 144A, Step-Up Coupon, 0% to 12/15/2008, 11.50% to 6/15/2014	3,015,000	1,899,450
Transwestern Publishing, Series F, 9.625%, 11/15/2007	2,595,000	2,685,825
Trump Holdings & Funding, 11.625%, 3/15/2010	1,505,000	1,441,037
Venetian Casino Resort LLC, 144A, 11.0%, 6/15/2010	695,000	806,200
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	1,540,000	1,632,400
Williams Scotsman, Inc., 9.875%, 6/1/2007	1,345,000	1,361,812
Worldspan LP/ WS Finance Corp., 144A, 9.625%, 6/15/2011	1,090,000	1,122,700
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009	1,110,000	992,063
Young Broadcasting, Inc., 144A, 8.75%, 1/15/2014	310,000	313,875
		100,666,369
Consumer Staples 2.7%
Agrilink Foods, Inc., 11.875%, 11/1/2008	573,000	608,813
Aurora Foods, Inc.:
8.75%, 7/1/2008*	170,000	132,600
9.875%, 2/15/2007*	290,000	229,100
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	1,484,000	1,765,960
General Nutrition Center, 144A, 8.5%, 12/1/2010	580,000	594,500
Jostens Holding Corp., 144A, Step-Up Coupon, 0% to 12/1/2008, 10.25% to 12/1/2013	1,110,000	696,525
Michael Foods, Inc., Series B, 144A, 8.0%, 11/15/2013	825,000	860,062
National Beef Pack, 144A, 10.5%, 8/1/2011	580,000	597,400
Pilgrim's Pride Corp., 9.625%, 9/15/2011	780,000	858,000
Pinnacle Foods Holding Corp., 8.25%, 12/1/2013	950,000	983,250
PPC Escrow Corp., 144A, 9.25%, 11/15/2013	390,000	403,650
Salton, Inc., 10.75%, 12/15/2005	585,000	596,700
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	2,500,000	2,634,375
United Agri Products, 144A, 8.25%, 12/15/2011	695,000	714,113
		11,675,048
Energy 8.7%
Avista Corp., 9.75%, 6/1/2008	3,175,000	3,778,250
Citgo Petroleum Corp., 11.375%, 2/1/2011	3,580,000	4,152,800
	Principal Amount ($)(c)	Value ($)

Coastal Corp., 6.5%, 6/1/2008	1,240,000	1,126,850
Continental Resources, Inc., 10.25%, 8/1/2008	2,035,000	2,045,175
Dynegy Holdings, Inc., 144A, 9.875%, 7/15/2010	390,000	438,750
Edison Mission Energy:
Series B, 3.14%, 12/15/2004	238,000	233,240
Series C, 3.14%, 12/15/2004	100,000	98,000
Series A, 3.39%, 12/15/2003	238,000	233,240
7.73%, 6/15/2009	4,500,000	4,286,250
El Paso Corp., 7.375%, 12/15/2012	990,000	910,800
Gulfterra Energy Partner, 144A, 6.25%, 6/1/2010	315,000	327,600
Hanover Compressor Co., 8.625%, 12/15/2010*	1,085,000	1,128,400
Hanover Equipment Trust, Zero Coupon, 3/31/2007	565,000	415,275
Lone Star Technologies, Inc., Series B, 9.0%, 6/1/2011	1,485,000	1,470,150
Mission Energy Holding, 13.5%, 7/15/2008	910,000	891,800
Newpark Resources, Inc., 8.625%, 12/15/2007	1,150,000	1,190,250
On Semiconductor Corp., 13.0%, 5/15/2008	1,450,000	1,685,625
Parker Drilling Co.:
144A, 9.625%, 10/1/2013	740,000	769,600
Series B, 10.125%, 11/15/2009	2,075,000	2,199,500
Pioneer Natural Resources Co., 9.625%, 4/1/2010	2,285,000	2,843,500
Southern Natural Gas, 8.875%, 3/15/2010	915,000	1,029,375
Stone Energy Corp., 8.25%, 12/15/2011	1,805,000	1,967,450
Trico Marine Services, Inc., 8.875%, 5/15/2012	1,200,000	876,000
Westport Resources Corp., 8.25%, 11/1/2011	1,165,000	1,281,500
Williams Cos., Inc.:
1.0%, 3/15/2012	195,000	216,450
8.75%, 3/15/2032	615,000	694,950
Williams Holdings of Delaware, Inc., 6.5%, 12/1/2008	835,000	863,181
Wiser Oil Co., 9.5%, 5/15/2007	1,185,000	1,173,150
		38,327,111
Financials 8.2%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	2,115,000	2,120,287
Alamosa Delaware, Inc., Step-Up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	115,000	103,500
AmeriCredit Corp.:
9.25%, 5/1/2009	2,250,000	2,362,500
9.875%, 4/15/2006	1,700,000	1,785,000
CBRE Escrow, Inc., 144A, 9.75%, 5/15/2010	1,040,000	1,154,400
Couche-Tard US/ Finance, 144A, 7.5%, 12/15/2013	515,000	539,463
Dollar Financial Group, Inc., 144A, 9.75%, 11/15/2011	1,205,000	1,247,175
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	1,595,000	1,666,775
Ford Motor Credit Co., 7.0%, 10/1/2013	285,000	300,584
	Principal Amount ($)(c)	Value ($)

FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	210,000	0
General Motors Acceptance Corp., 6.875%, 9/15/2011	175,000	188,497
Global Exchange Services, Inc., LIBOR plus 9.0%**, 12.0%, 7/15/2008	1,170,000	1,111,500
IOS Capital LLC, 7.25%, 6/30/2008	1,225,000	1,304,625
iStar Financial, Inc.:
6.0%, 12/15/2010	680,000	693,600
6.5%, 12/15/2013	385,000	392,700
Kraton Polymers LLC, 144A, 8.125%, 1/15/2014	295,000	306,800
LaBranche & Co., Inc., 12.0%, 3/2/2007	610,000	616,100
PEI Holding, Inc., 11.0%, 3/15/2010	970,000	1,125,200
Poster Financial Group, 144A, 8.75%, 12/1/2011	390,000	412,425
Pxre Capital Trust I, 8.85%, 2/1/2027	820,000	756,450
Qwest Capital Funding, Inc.:
6.5%, 11/15/2018	310,000	272,800
7.75%, 2/15/2031	730,000	671,600
R.H. Donnelly Finance Corp.:
10.875%, 12/15/2012	715,000	848,169
144A, 10.875%, 12/15/2012	970,000	1,150,662
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	575,000	603,750
Trac-X North America, 144A, 6.05%, 3/25/2009	12,000,000	12,285,000
Universal City Development, 11.75%, 4/1/2010	895,000	1,047,150
US West Communications, Inc., 7.25%, 10/15/2035	445,000	442,775
WMC Finance Co., 144A, 11.75%, 12/15/2008	765,000	763,087
		36,272,574
Health Care 2.7%
AmerisourceBergen Corp., 7.25%, 11/15/2012	1,430,000	1,540,825
Biovail Corp., 7.875%, 4/1/2010	1,275,000	1,300,500
Genesis Healthcare Corp., 144A, 8.0%, 10/15/2013	435,000	453,488
HEALTHSOUTH Corp., 7.625%, 6/1/2012*	1,330,000	1,243,550
HMP Equity Holdings Corp., 144A, Zero Coupon, 5/15/2008	1,120,000	683,200
Neighbore, Inc., 144A, 6.875%, 11/15/2013	485,000	493,487
Norcross Safety Products, 144A, 9.875%, 8/15/2011	720,000	790,200
Tenet Healthcare Corp.:
6.375%, 12/1/2011	3,425,000	3,288,000
7.375%, 2/1/2013	2,190,000	2,200,950
		11,994,200
Industrials 12.2%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	760,000	760,000
Allied Waste North America, Inc.:
Series B, 8.5%, 12/1/2008	780,000	867,750
Series B, 8.875%, 4/1/2008	1,235,000	1,383,200
AMI Semiconductor, Inc., 10.75%, 2/1/2013	523,000	623,678
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	1,005,000	1,110,525
	Principal Amount ($)(c)	Value ($)

Argo-Tech Corp., 8.625%, 10/1/2007	1,225,000	1,194,375
Atrium Companies, Inc.:
10.5%, 5/1/2009	145,000	155,150
144A, 10.5%, 5/1/2009	470,000	502,900
AutoNation, Inc., 9.0%, 8/1/2008	685,000	786,038
Avondale Mills, Inc., 144A, 10.25%, 7/1/2013	1,730,000	1,089,900
Browning-Ferris Industries:
7.4%, 9/15/2035	765,000	724,837
9.25%, 5/1/2021	280,000	309,750
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	1,365,000	1,460,550
Collins & Aikman Products, 10.75%, 12/31/2011	2,045,000	2,009,212
Congoleum Corp., 8.625%, 8/1/2008*	520,000	317,200
Continental Airlines, Inc., 8.0%, 12/15/2005	655,000	636,988
Corrections Corp. of America, 9.875%, 5/1/2009	1,500,000	1,674,375
CP Ships Ltd., 10.375%, 7/15/2012	1,610,000	1,867,600
Dana Corp., 7.0%, 3/1/2029	1,750,000	1,739,062
DeCrane Aircraft Holdings, Inc., Series B, 12.0%, 9/30/2008	1,160,000	591,600
Delta Air Lines, Inc.:
7.7%, 12/15/2005	1,180,000	1,113,625
7.9%, 12/15/2009	505,000	408,419
Eagle-Picher, Inc., 144A, 9.75%, 9/1/2013	775,000	837,000
Equistar Chemicals LP, 144A, 10.625%, 5/1/2011	115,000	127,075
Evergreen International Aviation, 144A, 12.0%, 5/15/2010	1,015,000	843,719
Golden State Petroleum Transportation, 8.04%, 2/1/2019	770,000	749,148
GS Technologies, 12.0%, 9/1/2004*	315,268	1,576
Hercules, Inc., 11.125%, 11/15/2007	2,589,000	3,100,327
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	1,020,000	1,127,100
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	1,055,000	1,186,875
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	550,000	605,000
Kansas City Southern:
7.5%, 6/15/2009	360,000	369,000
9.5%, 10/1/2008	1,300,000	1,443,000
Metaldyne Corp., 144A, 10.0%, 11/1/2013	1,125,000	1,136,250
Millennium America, Inc.:
7.625%, 11/15/2026	1,315,000	1,222,950
9.25%, 6/15/2008	3,920,000	4,272,800
144A, 9.25%, 6/15/2008	965,000	1,051,850
Mobile Mini, Inc., 144A, 9.5%, 7/1/2013	1,045,000	1,149,500
Motors and Gears, Inc., 10.75%, 11/15/2006	1,030,000	875,500
Nortek Holdings, Inc., 144A, Step-Up Coupon, 0% to 11/15/2007, 10% to 5/15/2011	205,000	148,113
Overseas Shipholding Group, 8.75%, 12/1/2013	495,000	542,644
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	4,445,000	266,700
Quintiles Transnational Corp., 144A, 10.0%, 10/1/2013	1,000,000	1,080,000
	Principal Amount ($)(c)	Value ($)

Republic Engineered Products LLC, 10.0%, 8/16/2009*	530,823	217,637
Resolution Performance Products LLC, 13.5%, 11/15/2010	1,875,000	1,631,250
Seabulk International, Inc., 144A, 9.5%, 8/15/2013	1,330,000	1,383,200
Ship Finance International Ltd., 144A, 8.5%, 12/15/2013	1,535,000	1,519,650
Tech Olympic USA, Inc., 10.375%, 7/1/2012	1,055,000	1,181,600
Tenneco Automotive, Inc., 11.625%, 10/15/2009	1,260,000	1,360,800
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	695,000	809,675
Westlake Chemical Corp., 144A, 8.75%, 7/15/2011	1,795,000	1,965,525
		53,532,198
Information Technology 1.4%
Activant Solutions, Inc., 10.5%, 6/15/2011	455,000	489,694
DigitalNet, Inc., 144A, 9.0%, 7/15/2010	592,000	640,840
Lucent Technologies, Inc.:
6.45%, 3/15/2029	1,815,000	1,427,044
7.25%, 7/15/2006	1,190,000	1,207,850
Mediacom Broadband LLC, 11.0%, 7/15/2013	685,000	768,912
Stratus Technologies, Inc., 144A, 10.375%, 12/1/2008	405,000	429,806
Telex Communications, Inc., 144A, 11.5%, 10/15/2008	610,000	648,125
ViaSystems, Inc., 144A, 10.5%, 1/15/2011	710,000	757,925
		6,370,196
Materials 10.4%
Aqua Chemical, Inc., 11.25%, 7/1/2008	760,000	608,000
ARCO Chemical Co., 9.8%, 2/1/2020	4,235,000	4,256,175
Buckeye Technologies, Inc., 144A, 8.5%, 10/1/2013	145,000	155,150
Caraustar Industries, Inc., 9.875%, 4/1/2011	1,625,000	1,755,000
Cascades, Inc., 7.25%, 2/15/2013	960,000	1,012,800
Dan River, Inc., 144A, 12.75%, 4/15/2009	410,000	147,600
Dayton Superior Corp.:
144A, 10.75%, 9/15/2008	845,000	866,125
13.0%, 6/15/2009	915,000	796,050
DIMAC Corp., 144A, 12.5%, 10/1/2008*	1,540,000	0
Equistar Chemicals LP, 8.75%, 2/15/2009	5,335,000	5,575,075
Euramax International PLC, 144A, 8.5%, 8/15/2011	870,000	928,725
Fibermark, Inc., 10.75%, 4/15/2011	1,480,000	917,600
Foamex LP, 10.75%, 4/1/2009	1,340,000	1,276,350
Fonda Group, 9.5%, 3/1/2007	635,000	630,238
Georgia-Pacific Corp.:
7.375%, 12/1/2025	560,000	543,900
7.7%, 6/15/2015	1,765,000	1,835,600
144A, 8.0%, 1/15/2024	3,305,000	3,371,100
8.875%, 2/1/2010	135,000	153,900
9.375%, 2/1/2013	1,625,000	1,868,750
	Principal Amount ($)(c)	Value ($)

Hexcel Corp., 144A, 9.75%, 1/15/2009	600,000	628,500
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	1,220,000	1,348,100
Huntsman ICI Chemical, 10.125%, 7/1/2009	1,110,000	1,361,579
Huntsman International LLC, 144A, 11.625%, 10/15/2010	620,000	632,400
Huntsman Packaging Corp., 13.0%, 6/1/2010	85,000	77,775
IMC Global, Inc., 144A, 10.875%, 8/1/2013	2,225,000	2,436,375
Neenah Corp.:
144A, 11.0%, 9/30/2010	657,000	723,521
144A, 13.0%, 9/30/2013	947,461	956,936
Omnova Solutions, Inc., 144A, 11.25%, 6/1/2010	465,000	516,150
Owens-Brockway Glass Container, 8.25%, 5/15/2013	1,605,000	1,723,369
Pliant Corp.:
11.125%, 9/1/2009	1,120,000	1,209,600
13.0%, 6/1/2010	215,000	196,725
Resolution Performance Products LLC, 144A, 8.0%, 12/15/2009	405,000	419,175
Rockwood Specialties Corp., 144A, 10.625%, 5/15/2011	790,000	880,850
Sweetheart Cup Co., Inc., 144A, 9.5%, 1/15/2007	510,000	512,550
Tekni-Plex, Inc., 144A, 8.75%, 11/15/2013	820,000	854,850
Texas Industries, Inc., 144A, 10.25%, 6/15/2011	695,000	785,350
TriMas Corp., 9.875%, 6/15/2012	1,225,000	1,277,062
United States Steel LLC, 9.75%, 5/15/2010	1,590,000	1,788,750
US Can Corp., Series B, 12.375%, 10/1/2010	745,000	679,813
		45,707,568
Telecommunication Services 9.3%
ACC Escrow Corp., 144A, 10.0%, 8/1/2011	3,035,000	3,384,025
Alamosa Delaware, Inc., 11.0%, 7/31/2010	120,000	130,200
American Tower Corp.:
144A, 7.25%, 12/1/2011	305,000	310,337
9.375%, 2/1/2009	2,205,000	2,348,325
American Tower Escrow Corp., Zero Coupon, 8/1/2008	1,650,000	1,138,500
Cincinnati Bell, Inc., 144A, 8.375%, 1/15/2014	2,855,000	3,069,125
Crown Castle International Corp.:
144A, 7.5%, 12/1/2013	1,060,000	1,065,300
9.375%, 8/1/2011	1,405,000	1,559,550
Dobson Communications Corp., 144A, 8.875%, 10/1/2013	1,830,000	1,852,875
General Cable Corp., 144A, 9.5%, 11/15/2010	290,000	310,300
Insight Midwest:
9.75%, 10/1/2009	1,005,000	1,062,787
10.5%, 11/1/2010	770,000	837,375
Insight Midwest LP, 144A, 10.5%, 11/1/2010	460,000	500,250
LCI International, Inc., 7.25%, 6/15/2007	1,870,000	1,795,200
	Principal Amount ($)(c)	Value ($)

Level 3 Communications, Inc.:
10.50%, 12/01/2008	685,000	645,613
11.0%, 3/15/2008	815,000	798,700
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	1,005,000	1,062,788
Nextel Communications, Inc., 6.875%, 10/31/2013	200,000	211,500
Nextel Partners, Inc.:
8.125%, 7/1/2011	1,795,000	1,911,675
11.0%, 3/15/2010	665,000	734,825
12.5%, 11/15/2009	106,000	122,960
Nortel Networks Corp.:
6.125%, 2/15/2006	1,625,000	1,645,312
7.4%, 6/15/2006	705,000	731,438
Northern Telecom Capital, 7.875%, 6/15/2026	580,000	580,000
Qwest Services Corp.:
5.625%, 11/15/2008	1,480,000	1,465,200
6.95%, 6/30/2010	1,000,000	1,028,250
144A, 13.5%, 12/15/2010	1,840,000	2,235,600
144A, 14.0%, 12/15/2014	2,353,000	2,994,192
Rural Cellular Corp., 144A, 9.875%, 2/1/2010	800,000	852,000
SBA Communications Corp., 144A, Step-Up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	1,345,000	948,225
Shaw Communications, Inc., 8.25%, 4/11/2010	340,000	385,050
Tele Norte Leste Participacoes SA, 144A, 8.0%, 12/18/2013	200,000	196,500
Triton PCS, Inc., 8.5%, 6/1/2013	290,000	311,750
US West Communication, Inc., 7.25%, 9/15/2025	1,490,000	1,490,000
Western Wireless Corp., 9.25%, 7/15/2013	1,210,000	1,276,550
		40,992,277
Utilities 5.3%
AES Corp., 144A, 9.0%, 5/15/2015	615,000	694,950
Calpine Corp.:
8.5%, 2/15/2011	860,000	680,475
144A, 8.5%, 7/15/2010	5,000,000	4,875,000
CMS Energy Corp.:
7.5%, 1/15/2009	1,935,000	1,993,050
144A, 7.75%, 8/1/2010	905,000	951,381
8.5%, 4/15/2011	2,450,000	2,646,000
El Paso Production Holding Corp., 144A, 7.75%, 6/1/2013	2,895,000	2,851,575
Illinova Corp., 11.5%, 12/15/2010	1,005,000	1,206,000
MSW Energy Holdings/Finance, 144A, 8.5%, 9/1/2010	390,000	425,100
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	2,880,000	3,027,600
PG&E Corp., 144A, 6.875%, 7/15/2008	555,000	600,788
Sensus Metering Systems, 144A, 8.625%, 12/15/2013	715,000	733,769
Sonat, Inc., 7.625%, 7/15/2011	1,120,000	1,037,400
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	1,595,000	1,738,550
		23,461,638
Total Corporate Bonds (Cost $360,899,211)		368,999,179
	Principal Amount ($)(c)	Value ($)

Asset Backed 0.5%
Golden Tree High Yield Opportunities LP, "D1", Series 1, 144A, 13.054%, 10/31/2007 (Cost $2,500,000)	2,500,000	2,296,000

Foreign Bonds - US$ Denominated 10.8%
Alestra SA de RL de CV, 8.0%, 6/30/2010	505,000	424,200
Antenna TV SA, 9.0%, 8/1/2007	810,000	811,013
Avecia Group PLC, 11.0%, 7/1/2009	1,410,000	1,269,000
Axtel SA, 144A, 11.0%, 12/15/2013	1,460,000	1,489,200
Burns, Philp & Co., Ltd.:
144A, 9.75%, 7/15/2012	1,360,000	1,455,200
144A, 10.75%, 2/15/2011	115,000	125,350
Conproca SA de CV, 12.0%, 6/16/2010	920,000	1,182,200
Corp Durango SA, 144A, 13.75%, 7/15/2009*	695,000	417,000
Crown Euro Holdings SA, 10.875%, 3/1/2013	1,700,000	1,999,625
Dolphin Telecom PLC, Series B, Step-Up Coupon, 0% to 5/15/2004, 14.0% to 5/15/2009*	1,236,515	124
Eircom Funding, 8.25%, 8/15/2013	1,070,000	1,185,025
Embratel Participacoes SA, 144A, 11.0%, 12/15/2008	795,000	816,863
Esprit Telecom Group PLC:
10.875%, 6/15/2008*	800,000	80
11.5%, 12/15/2007*	1,625,000	163
Fage Dairy Industry SA, 9.0%, 2/1/2007	2,118,000	2,163,007
Federal Republic of Brazil, C Bond, 8.0%, 4/15/2014	3,768,115	3,692,752
Gazprom OAO, 144A, 9.625%, 3/1/2013	1,475,000	1,626,187
Gerdau Ameristeel Corp., 144A, 10.375%, 7/15/2011	640,000	707,200
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	240,000	130,800
Innova S. de R.L.:
144A, 9.375%, 9/19/2013	1,385,000	1,421,356
12.875%, 4/1/2007	228,144	232,137
LeGrand SA, 8.5%, 2/15/2025	910,000	961,187
Luscar Coal Ltd., 9.75%, 10/15/2011	890,000	1,007,925
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	1,930,000	2,036,150
Mobifon Holdings BV, 12.5%, 7/31/2010	1,545,000	1,784,475
Mobile Telesystems Financial SA, 144A, 8.375%, 10/14/2010	1,005,000	1,025,100
PTC International Finance II SA, 11.25%, 12/1/2009	665,000	731,500
Republic of Argentina:
Series BGL4, 11.0%, 10/9/2006*	90,000	24,300
11.375%, 3/15/2010*	2,085,000	573,375
11.75%, 4/7/2009*	605,000	169,400
Series 2031, 12.0%, 6/19/2031*	376,300	93,134
12.375%, 2/21/2012*	820,000	221,400
Republic of Turkey, 11.0%, 1/14/2013	50,000	62,625
Republic of Uruguay, 7.875%, 1/15/2033	6,252	4,267
	Principal Amount ($)(c)	Value ($)

Republic of Venezuela, 9.25%, 9/15/2027	835,000	759,850
Royal Caribbean International, 7.5%, 10/15/2027	935,000	916,300
Stena AB:
144A, 7.5%, 11/1/2013	735,000	757,050
9.625%, 12/1/2012	290,000	326,975
Tembec Industries, Inc.,, 8.5%, 2/1/2011	3,275,000	3,389,625
TFM SA de CV:
10.25%, 6/15/2007	1,995,000	2,084,775
11.75%, 6/15/2009	2,170,000	2,229,675
12.5%, 6/15/2012	1,270,000	1,447,800
Ukraine Government, 144A, 7.65%, 6/11/2013	565,000	587,600
Vicap SA, 11.375%, 5/15/2007	1,305,000	1,278,900
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	1,000,000	970,000
Vivendi Universal SA:
144A, 6.25%, 7/15/2008	605,000	640,544
144A, 9.25%, 4/15/2010	1,795,000	2,127,075
Yell Finance BV, Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	413,000	379,960
Total Foreign Bonds - US$ Denominated (Cost $48,567,572)		47,739,449

Foreign Bonds - Non US$ Denominated 0.7%
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	2,135,000	2,565,173
Republic of Argentina:
8.75%, 2/4/2049* EUR	956,116	270,650
10.5%, 11/14/2049* EUR	465,276	131,707
11.25%, 4/10/2006* EUR	46,016	14,473
12.0%, 9/19/2016* EUR	35,790	10,807
Total Foreign Bonds - Non US$ Denominated (Cost $2,623,961)		2,992,810

Convertible Bonds 1.2%
Aether Systems, 6.0%, 3/22/2005	375,000	368,437
Aristocrat Leisure Ltd., 144A, 5.0%, 5/31/2006	1,585,000	1,497,825
Aspen Technology, Inc., 5.25%, 6/15/2005	380,000	372,400
DIMON, Inc., 6.25%, 3/31/2007	905,000	850,700
Parker Drilling Co., 5.5%, 8/1/2004	2,425,000	2,421,969
Total Convertible Bonds (Cost $5,434,503)		5,511,331

US Government Backed 0.5%
US Treasury Bond, 5.375%, 2/15/2031 (Cost $2,480,879)	2,295,000	2,393,346

	Shares	Value ($)

Common Stocks 0.1%
ACP Holding Co.*	108,475	54,238
Catalina Restaurant Group, Inc.	3,870	6,192
ICG Communications, Inc.*	7,320	235
IMPSAT Fiber Networks, Inc., 144A*	31,334	239,705
MEDIQ, Inc.*	736	2,716
XO Communications, Inc.*	2,847	16,370
Total Common Stocks (Cost $5,603,435)		319,456

Warrants 0.0%
ACP Holding Co., 144A*	97,896	47,969
DeCrane Aircraft Holdings, Inc., 144A*	1,350	14
Destia Communications, Inc., 144A*	1,260	0
Hayes Lemmerz International, Inc.*	1,690	2,450
Empire Gas Corp.*	2,070	0
Mariner Health Care, Inc.*	0	0
UIH Australia Pacific, Inc., 144A*	750	0
Waxman Industries, Inc.*	52,274	0
XO Communications, Inc.*	5,695	11,105
XO Communications, Inc., "B"*	4,271	7,261
XO Communications, Inc., "C"*	4,271	4,698
Total Warrants (Cost $104,730)		73,497

Preferred Stocks 0.7%
Alamosa Holdings, Inc.*	330	105,600
CSC Holdings, Inc.	5,875	616,875
Paxson Communications Corp.	213	1,959,600
TNP Enterprises, Inc.	4,803	521,159
Total Preferred Stocks (Cost $3,124,295)		3,203,234

Convertible Preferred Stocks 0.5%
Hercules Trust II	2,545	1,985,100
World Access, Inc., "D"*	933	0
Total Convertible Preferred Stocks (Cost $2,977,255)		1,985,100

	Units	Value ($)

Other 0.1%
SpinCycle, Inc.*	39,810	223,732
SpinCycle, Inc., "F"*	279	1,568
Total Other (Cost $103,208)		225,300

	Shares	Value ($)

Cash Equivalents 1.2%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $5,212,433)	5,212,433	5,212,433
Total Investment Portfolio - 100.0% (Cost $439,631,482) (a)		440,951,135

Notes to Scudder High Income Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2003.
(a) The cost for federal income tax purposes was $439,749,733. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $1,201,402. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $23,589,329 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,387,927.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount stated in US dollars unless otherwise noted.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Currency Abbreviation
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $434,419,049)	$ 435,738,702
Investment in Scudder Cash Management QP Trust (cost $5,212,433)	5,212,433
Total investments in securities, at value (cost $439,631,482)	440,951,135
Cash	959,822
Foreign currency, at value (cost $53,191)	54,012
Receivable for investments sold	1,238,585
Dividends receivable	16,340
Interest receivable	8,775,427
Receivable for Portfolio shares sold	123,343
Other assets	13,963
Total assets	452,132,627
Liabilities
Payable for investments purchased	1,654,179
Payable for Portfolio shares redeemed	32,475
Unrealized depreciation on forward foreign currency exchange contracts	162,323
Accrued management fee	230,561
Other accrued expenses and payables	131,907
Total liabilities	2,211,445
Net assets, at value	$ 449,921,182
Net Assets
Net assets consist of: Undistributed net investment income	32,285,235
Net unrealized appreciation (depreciation) on: Investments	1,319,653
Foreign currency related transactions	(147,938)
Accumulated net realized gain (loss)	(122,239,755)
Paid-in capital	538,703,987
Net assets, at value	$ 449,921,182
Class A Net Asset Value, offering and redemption price per share ($412,720,441 / 48,977,744 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.43
Class B Net Asset Value, offering and redemption price per share ($37,200,741 / 4,421,727 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.41

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends	$ 327,850
Interest (net of foreign tax withheld of $1,415)	35,199,277
Interest - Scudder Cash Management QP Trust	131,380
Total Income	35,658,507
Expenses: Management fee	2,301,804
Custodian fees	46,474
Distribution service fees (Class B)	42,154
Record keeping fees (Class B)	23,418
Auditing	54,480
Legal	30,956
Trustees' fees and expenses	1,818
Reports to shareholders	64,785
Other	48,928
Total expenses, before expense reductions	2,614,817
Expense reductions	(1,930)
Total expenses, after expense reductions	2,612,887
Net investment income	33,045,620
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,641,091)
Foreign currency related transactions	(540,911)
(3,182,002)
Net unrealized appreciation (depreciation) during the period on: Investments	53,534,585
Foreign currency related transactions	(34,408)
53,500,177
Net gain (loss) on investment transactions	50,318,175
Net increase (decrease) in net assets resulting from operations	$ 83,363,795

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income	$ 33,045,620	$ 31,996,848
Net realized gain (loss) on investment transactions	(3,182,002)	(61,356,630)
Net unrealized appreciation (depreciation) on investment transactions during the period	53,500,177	30,737,286
Net increase (decrease) in net assets resulting from operations	83,363,795	1,377,504
Distributions to shareholders from: Net investment income Class A	(29,871,076)	(31,372,534)
Class B	(462,410)	-
Portfolio share transactions: Class A Proceeds from shares sold	120,856,182	148,152,496
Reinvestment of distributions	29,871,076	31,369,433
Cost of shares redeemed	(117,016,053)	(155,069,342)
Net increase (decrease) in net assets from Class A share transactions	33,711,205	24,452,587
Class B Proceeds from shares sold	36,410,776	998,401*
Reinvestment of distributions	462,410	-*
Cost of shares redeemed	(3,751,439)	(8,370)*
Net increase (decrease) in net assets from Class B share transactions	33,121,747	990,031
Increase (decrease) in net assets	119,863,261	(4,552,412)
Net assets at beginning of period	330,057,921	334,610,333
Net assets at end of period (including undistributed net investment income of $32,285,235 and $29,929,829, respectively)	$ 449,921,182	$ 330,057,921
Other Information
Class A Shares outstanding at beginning of period	44,487,776	41,133,893
Shares sold	15,606,467	19,652,874
Shares issued to shareholders in reinvestment of distributions	4,207,191	4,154,891
Shares redeemed	(15,323,690)	(20,453,882)
Net increase (decrease) in Portfolio shares	4,489,968	3,353,883
Shares outstanding at end of period	48,977,744	44,487,776
Class B Shares outstanding at beginning of period	136,396	-
Shares sold	4,693,294	137,574*
Shares issued to shareholders in reinvestment of distributions	65,037	-*
Shares redeemed	(473,000)	(1,178)*
Net increase (decrease) in Portfolio shares	4,285,331	136,396
Shares outstanding at end of period	4,421,727	136,396

* For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001[a]	2000[b]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.40	$ 8.13	$ 9.16	$ 11.46	$ 12.27
Income (loss) from investment operations: Net investment income[c]	.67	.75	.84	1.14	1.22
Net realized and unrealized gain (loss) on investment transactions	1.03	(.74)	(.59)	(2.04)	(.93)
Total from investment operations	1.70	.01	.25	(.90)	.29
Less distributions from: Net investment income	(.67)	(.74)	(1.28)	(1.40)	(1.10)
Net asset value, end of period	$ 8.43	$ 7.40	$ 8.13	$ 9.16	$ 11.46
Total Return (%)	24.62	(.30)	2.63	(8.68)	2.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	413	329	335	309	396
Ratio of expenses (%)	.67	.66	.70	.68	.67
Ratio of net investment income (%)	8.62	10.07	9.89	11.23	10.40
Portfolio turnover rate (%)	165	138	77	54	42

a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly. (see Notes to Financial Statements).
c Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.39	$ 7.21
Income (loss) from investment operations: Net investment income[b]	.64	.31
Net realized and unrealized gain (loss) on investment transactions	1.03	(.13)
Total from investment operations	1.67	.18
Less distributions from: Net investment income	(.65)	-
Net asset value, end of period	$ 8.41	$ 7.39
Total Return (%)	24.14	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	1
Ratio of expenses (%)	1.06	.92*
Ratio of net investment income (%)	8.23	8.78*
Portfolio turnover rate (%)	165	138

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2003

Scudder International Select Equity Portfolio

Global stock markets rallied during 2003 on the strength of a recovery in the global economy. The favorable environment helped the portfolio produce a positive total return of 29.83% (Class A shares, unadjusted for contract charges). However, the portfolio lagged the 40.71% return of its benchmark, the MSCI EAFE®+ EMF Index. The most important factor in the portfolio's underperformance was the fact that lower-quality companies - those with substantial debt and unsustainable business models - performed exceptionally well as the improving environment prompted investors to take on more risk. The second reason for the portfolio's underperformance was its large-cap bias at a time when small-cap stocks led the way. The sector which presented the biggest challenge to us was financials. There, our focus on higher-quality banks was a negative at a time when more heavily indebted banks performed very well. Although our disciplined investment style did not work in this unusual environment, we continue to believe that an emphasis on quality will prove beneficial over the long term. Please see the following page for standardized performance as of December 31, 2003.

On the positive side, performance was helped by the fact that the portfolio was underweight in consumer staples, which lagged as investors rotated into more aggressive names. The portfolio's position in the telecommunications sector, where many companies exhibited improving fundamentals, also helped performance.

From a positioning standpoint, we are positive on Asia, which we believe will benefit from stronger global growth. We are more cautious on Europe, where we feel the Euro's rise may hinder economic growth.

Alex Tedder

Lead Portfolio Manager

Clare Gray
Marc Slendebroek

Co-Managers
Deutsche Asset Management Services Ltd., Subadvisor to the Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East + Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. Index returns assume reinvestment of all distributions and do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

Scudder International Select Equity Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder International Select Equity Portfolio from 12/31/1993 to 12/31/2003
[] Scudder International Select Equity Portfolio - Class A [] MSCI EAFE + EMF Index

The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East + Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Scudder International Select Equity Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,983	$8,489	$9,835	$15,009
	Average annual total return	29.83%	-5.31%	-.33%	4.14%
MSCI EAFE + EMF Index	Growth of $10,000	$14,071	$9,659	$10,590	$15,441
	Average annual total return	40.71%	-1.15%	1.15%	4.44%
Scudder International Select Equity Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$12,942	$11,443
	Average annual total return			29.42%	9.40%
MSCI EAFE + EMF Index	Growth of $10,000			$14,071	$12,112
	Average annual total return			40.71%	13.62%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

Scudder International Select Equity Portfolio

	Shares	Value ($)

Common Stocks 96.3%
Denmark 1.9%
A P Moller - Maersk A/S "B" (Cost $3,101,701)	427	3,073,058
Finland 2.8%
Nokia Oyj	131,000	2,259,561
Stora Enso Oyj "R"	169,100	2,272,115
(Cost $4,603,399)		4,531,676

France 7.9%
Credit Agricole SA	147,209	3,505,907
Total SA	33,461	6,205,142
Vivendi Universal SA*	134,700	3,265,613
(Cost $10,240,139)		12,976,662

Germany 10.6%
Allianz AG (Registered)	35,810	4,508,862
Deutsche Boerse AG	14,400	785,357
E.ON AG	63,000	4,100,930
Metro AG	50,563	2,223,286
SAP AG	5,600	938,090
Siemens AG	59,100	4,721,463
(Cost $12,375,621)		17,277,988

Hong Kong 4.9%
BOC Hong Kong (Holdings) Ltd.	1,713,500	3,222,254
Hong Kong Electric Holdings Ltd.	384,500	1,520,399
Hutchison Whampoa Ltd.	206,900	1,519,002
Wharf Holdings Ltd.	604,421	1,673,790
(Cost $7,384,798)		7,935,445

Ireland 2.6%
Bank of Ireland	121,100	1,645,445
CRH PLC	128,758	2,637,205
(Cost $3,118,178)		4,282,650

Italy 2.6%
Eni SpA (Cost $3,169,355)	226,760	4,267,892
Japan 22.2%
Canon, Inc.	72,000	3,345,252
Daito Trust Construction Co., Ltd.	106,500	3,153,352
Kirin Brewery Co., Ltd.	397,000	3,378,566
Konica Minolta Holdings, Inc.	239,200	3,209,378
Mitsubishi Corp.	332,000	3,511,657
Mizuho Financial Group, Inc.*	1,275	3,858,240
Nomura Holdings, Inc.	226,300	3,845,414
	Shares	Value ($)

NTT DoCoMo, Inc.	1,500	3,393,855
Sony Corp.	107,500	3,713,454
Toyota Motor Corp.	143,200	4,826,667
(Cost $29,065,778)		36,235,835

Netherlands 1.9%
TPG NV (Cost $2,369,961)	136,100	3,179,695
Spain 3.1%
Antena 3 Television SA*	1	31
Banco Popular Espanol SA	28,600	1,701,933
Telefonica SA	234,330	3,431,597
(Cost $3,697,389)		5,133,561

Switzerland 12.8%
Credit Suisse Group	111,600	4,071,515
Nestle SA (Registered)	18,596	4,632,883
Novartis AG (Registered)	58,727	2,658,648
Roche Holding AG	34,880	3,508,248
Swiss Re (Registered)	46,310	3,117,701
Syngenta AG	44,500	2,988,672
(Cost $17,661,044)		20,977,667

United Kingdom 23.0%
AstraZeneca PLC	84,551	4,045,885
BHP Billiton PLC	415,450	3,619,917
British Sky Broadcasting Group PLC*	282,500	3,545,960
HSBC Holdings PLC	281,997	4,420,781
Kingfisher PLC	657,100	3,267,508
Reuters Group PLC	668,900	2,806,655
Royal Bank of Scotland Group PLC	132,507	3,894,293
Smith & Nephew PLC	375,676	3,147,587
Trinity Mirror PLC	266,393	2,687,394
Vodafone Group PLC	2,516,121	6,222,162
(Cost $29,305,002)		37,658,142
Total Common Stocks (Cost $126,092,365)		157,530,271

Preferred Stock 2.0%
Germany 2.0%
Henkel KGaA (Cost $2,791,119)	42,291	3,298,793

Cash Equivalents 1.7%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $2,689,277)	2,689,277	2,689,277
Total Investment Portfolio - 100.0% (Cost $131,572,761) (a)		163,518,341

At December 31, 2003, the Scudder International Select Equity Portfolio had the following industry diversification:
Industry	Value	Percent
Financials	$ 40,251,493	24.6%
Consumer Discretionary	29,489,920	18.0%
Industrials	16,004,875	9.8%
Health Care	13,360,368	8.2%
Telecommunication Services	13,047,614	8.0%
Materials	11,517,909	7.0%
Consumer Staples	11,310,242	6.9%
Energy	10,473,034	6.4%
Information Technology	9,752,280	6.0%
Utilities	5,621,329	3.4%
Total Common and Preferred Stocks	160,829,064	98.3%
Cash Equivalents	2,689,277	1.7%
Total Investment Portfolio	$ 163,518,341	100.0%

Notes to Scudder International Select Equity Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $132,762,448. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $30,755,893. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $32,026,034 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,270,141.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $128,883,484)	$ 160,829,064
Investment in Scudder Cash Management QP Trust (cost $2,689,277)	2,689,277
Total investments in securities, at value (cost $131,572,761)	163,518,341
Foreign currency, at value (cost $786,522)	797,420
Dividends receivable	165,446
Interest receivable	1,439
Receivable for Portfolio shares sold	61,528
Foreign taxes recoverable	487,676
Total assets	165,031,850
Liabilities
Payable for investments purchased	191,458
Payable for Portfolio shares redeemed	108,094
Accrued management fee	12,238
Other accrued expenses and payables	214,347
Total liabilities	526,137
Net assets, at value	$ 164,505,713
Net Assets
Net assets consist of: Undistributed net investment income	1,698,928
Net unrealized appreciation (depreciation) on: Investments	31,945,580
Foreign currency related transactions	104,736
Accumulated net realized gain (loss)	(60,479,361)
Paid-in capital	191,235,830
Net assets, at value	$ 164,505,713
Class A Net Asset Value, offering and redemption price per share ($146,640,755 / 14,404,846 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.18
Class B Net Asset Value, offering and redemption price per share ($17,864,958 / 1,760,419 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.15

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $331,366)	$ 2,700,146
Interest - Scudder Cash Management QP Trust	8,996
Total Income	2,709,142
Expenses: Management fee	962,216
Custodian fees	167,342
Distribution service fees (Class B)	19,174
Record keeping fees (Class B)	10,703
Auditing	41,715
Legal	10,084
Trustees' fees and expenses	2,778
Reports to shareholders	14,798
Other	10,196
Total expenses	1,239,006
Net investment income (loss)	1,470,136
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,607,666)
Foreign currency related transactions	330,186
(2,277,480)
Net unrealized appreciation (depreciation) during the period on: Investments	36,945,506
Foreign currency related transactions	53,834
36,999,340
Net gain (loss) on investment transactions	34,721,860
Net increase (decrease) in net assets resulting from operations	$ 36,191,996

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ 1,470,136	$ 1,615,013
Net realized gain (loss) on investment transactions	(2,277,480)	(19,097,740)
Net unrealized appreciation (depreciation) on investment transactions during the period	36,999,340	2,425,296
Net increase (decrease) in net assets resulting from operations	36,191,996	(15,057,431)
Distributions to shareholders from: Net investment income Class A	(1,518,587)	(514,449)
Class B	(31,424)	-
Portfolio share transactions: Class A Proceeds from shares sold	34,706,923	56,382,103
Reinvestment of distributions	1,518,587	514,449
Cost of shares redeemed	(40,601,242)	(70,184,555)
Net assets acquired in tax-free reorganization	-	27,341,143
Net increase (decrease) in net assets from Class A share transactions	(4,375,732)	14,053,140
Class B Proceeds from shares sold	16,228,216	385,924*
Reinvestment of distributions	31,424	-*
Cost of shares redeemed	(2,025,107)	(288)*
Net increase (decrease) in net assets from Class B share transactions	14,234,533	385,636
Increase (decrease) in net assets	44,500,786	(1,133,104)
Net assets at beginning of period	120,004,927	121,138,031
Net assets at end of period (including undistributed net investment income of $1,698,928 and $1,448,616, respectively)	$ 164,505,713	$ 120,004,927
Other Information
Class A Shares outstanding at beginning of period	15,029,877	13,109,975
Shares sold	4,153,733	6,521,261
Shares issued to shareholders in reinvestment of distributions	216,015	55,496
Shares redeemed	(4,994,779)	(8,099,173)
Shares issued in tax-free reorganization	-	3,442,318
Net increase (decrease) in Portfolio shares	(625,031)	1,919,902
Shares outstanding at end of period	14,404,846	15,029,877
Class B Shares outstanding at beginning of period	48,435	-
Shares sold	1,925,484	48,471*
Shares issued to shareholders in reinvestment of distributions	4,470	-*
Shares redeemed	(217,970)	(36)*
Net increase (decrease) in Portfolio shares	1,711,984	48,435
Shares outstanding at end of period	1,760,419	48,435

* For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001	2000[a]	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.96	$ 9.24	$ 14.73	$ 21.45	$ 17.00
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.12	.05	.08	.07
Net realized and unrealized gain (loss) on investment transactions	2.23	(1.36)	(3.46)	(3.90)	6.73
Total from investment operations	2.33	(1.24)	(3.41)	(3.82)	6.80
Less distributions from: Net investment income	(.11)	(.04)	(.10)	-	(.20)
Net realized gains on investment transactions	-	-	(1.98)	(2.90)	(2.15)
Total distributions	(.11)	(.04)	(2.08)	(2.90)	(2.35)
Net asset value, end of period	$ 10.18	$ 7.96	$ 9.24	$ 14.73	$ 21.45
Total Return (%)	29.83	(13.48)	(24.43)	(20.49)	45.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	147	120	121	179	252
Ratio of expenses (%)	.94	.85	.92	.84	.94
Ratio of net investment income (loss) (%)	1.17	1.46	.44	.47	.40
Portfolio turnover rate (%)	139	190	145	87	136

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.94	$ 8.98
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.02
Net realized and unrealized gain (loss) on investment transactions	2.24	(1.06)
Total from investment operations	2.30	(1.04)
Less distributions from: Net investment income	(.09)	-
Net realized gains on investment transactions	-	-
Total distributions	(.09)	-
Net asset value, end of period	$ 10.15	$ 7.94
Total Return (%)	29.42	(11.58)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18.4
Ratio of expenses (%)	1.33	1.11*
Ratio of net investment income (loss) (%)	.78	.54*
Portfolio turnover rate (%)	139	190

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2003

Scudder Money Market Portfolio

From the events of September 11, 2001 to the corporate scandals that unfolded in 2002 and through the conclusion of major hostilities in Iraq, there had not been a long period of calm in which the US economy had a chance to recover from a series of shocks. Finally, last summer, following the Federal Reserve Board's 0.25 percentage point cut of the fed funds rate, the economy began to show signs of renewal. In the first half of 2003, our strategy of keeping the portfolio's purchases very short along the yield curve gave us the flexibility to make longer-term purchases at higher yields as the US economy began to gather steam and the yield curve began to steepen in subsequent months.

For the 12-month period ended December 31, 2003, the portfolio provided a total return of 0.72% (Class A shares, unadjusted for contract charges) compared with the 0.44% average return for funds in the Lipper Money Market Funds category for the same period, according to Lipper Inc. Please see the following page for standardized performance as of December 31, 2003.

As the economy continued to show signs of a pickup - and the yield curve continued to steepen in reaction to such news - the portfolio was purchasing higher-yielding four- to 12-month securities. In addition, it is currently employing a "ladder" approach, buying securities at different points of the yield curve to take advantage of steepness and diversify its holdings. Over the coming months, we will continue our insistence on the highest credit quality for the portfolio and will maintain our conservative investment strategies and standards.

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Deutsche Investment Management Americas Inc.

Performance is historical and does not guarantee future results. Current performance may be higher or lower than the performance quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

Risk Considerations

An investment in this portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio. Please read this portfolio's prospectus for specific details regarding its risk profile.

The Lipper Money Market Funds category includes funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days and that intend to keep a constant net asset value. It is not possible to invest directly in a Lipper category.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

Scudder Money Market Portfolio

Performance is historical and does not guarantee future results. Current performance may be higher or lower than the performance quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this Portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this Portfolio would be lower.

Portfolio's Class A Shares Yield
	7-day yield	7-day compounded effective yield
December 31, 2003	.76%	.77%
December 31, 2002	1.14%	1.15%

Portfolio's Class B Shares Yield
	7-day yield	7-day compounded effective yield
December 31, 2003	.35%	.35%
December 31, 2002	1.01%	1.01%

Yields will fluctuate and are not guaranteed.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

Scudder Money Market Portfolio

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 13.0%
Credit Agricole Indosuez, 1.11%, 2/11/2004	10,000,000	10,000,000
Credit Agricole Indosuez, 1.29%, 4/14/2004	15,000,000	14,999,359
HBOS Treasury Services, 1.11%, 1/20/2004	10,000,000	10,000,000
Toronto Dominion Bank, 1.32%, 4/15/2004	5,000,000	4,999,892
Toronto Dominion Bank, 1.33%, 3/22/2004	6,000,000	5,999,933
Westpac Banking Corp., 1.41%, 9/3/2004	5,000,000	5,000,337
Total Certificates of Deposit and Bank Notes (Cost $50,999,521)		50,999,521

Commercial Paper 29.2%
Apreco, LLC, 1.11%**, 1/9/2004	10,000,000	9,997,533
Archer Daniels Midland Co., 1.18%**, 3/23/2004	4,681,000	4,668,419
Beta Finance, Inc., 1.13%**, 3/15/2004	10,000,000	9,976,772
CIT Group Inc., 1.13%**, 4/12/2004	14,000,000	13,955,177
CIT Group Inc., 1.16%**, 2/23/2004	5,000,000	4,991,461
Dorada Finance Inc., 1.05%**, 1/15/2004	10,000,000	9,995,917
Giro Funding US Corp., 1.12%**, 2/5/2004	10,881,000	10,869,152
Goldman Sachs Group, Inc., 1.43%**, 9/3/2004	5,000,000	5,000,000
Irish Life & Permanent, 0.0%**, 1/28/2004	20,000,000	19,983,200
Perry Global Funding LLC, 1.09%**, 1/23/2004	15,000,000	14,990,008
Scaldis Capital LLC, 1.15%**, 4/15/2004	10,000,000	9,966,458
Total Commercial Paper (Cost $114,394,097)		114,394,097

Short-Term Corporate Notes 1.3%
Citigroup Inc., 5.7%, 2/6/2004 (Cost $5,021,144)	5,000,000	5,021,144

Floating Rate Notes 37.3%
American Honda Finance Corp., 1.3%*, 10/7/2004	5,000,000	5,007,321
Associates Corp. of North America, 1.27%*, 6/15/2004	5,000,000	5,000,000
Bank of Scotland PLC, 1.14%*, 5/28/2004	5,000,000	5,002,446
Bayerische Landesbank NY, 1.10%*, 8/25/2004	10,000,000	9,999,998
Beta Finance, Inc., 1.11%*, 2/6/2004	7,500,000	7,499,963
Blue Heron Funding Ltd., 1.18%*, 5/19/2004	5,000,000	5,000,000
	Principal Amount ($)	Value ($)

Canadian Imperial Bank, 1.09%*, 5/28/2004	10,000,000	9,999,993
Canadian Imperial Bank, 1.11%*, 8/25/2004	10,000,000	10,000,979
CC (USA), Inc., 1.1%*, 10/20/2004	10,000,000	9,999,203
Dorada Finance Inc., 1.1%*, 10/20/2004	10,000,000	9,999,253
GE Capital International Funding Corp., 1.32%*, 9/15/2004	5,600,000	5,607,572
Goldman Sachs Group, Inc., 1.12%*, 4/6/2004	10,000,000	10,000,000
Goldman Sachs Group, Inc., 1.12%*, 9/3/2004	5,000,000	5,000,000
IBM Corp., 1.3%*, 9/10/2004	6,000,000	6,007,165
Morgan Stanley, 1.04%*, 7/23/2004	5,000,000	5,000,000
Morgan Stanley, 1.04%*, 8/27/2004	5,000,000	5,000,000
Norddeutsche Landesbank, 1.08%*, 7/26/2004	10,000,000	9,999,154
Sheffield Receivables, 1.11%*, 2/25/2004	22,000,000	22,000,000
Total Floating Rate Notes (Cost $146,123,047)		146,123,047

US Government Sponsored Agencies 14.0%
Federal Home Loan Mortgage Corporation, 1.11%*, 10/7/2005	10,000,000	10,000,000
Federal Home Loan Mortgage Corporation, 1.13%*, 11/7/2005	5,000,000	5,000,000
Federal Home Loan Mortgage Corporation, 1.23%, 7/6/2004	10,000,000	10,000,000
Federal Home Loan Mortgage Corporation, Zero Coupon, 4/1/2004	10,000,000	9,971,942
Federal National Mortgage Association, 1.08%, 7/23/2004	10,000,000	9,994,092
Federal National Mortgage Association, 1.45%, 9/14/2004	10,000,000	10,000,000
Total US Government Sponsored Agencies (Cost $54,966,034)		54,966,034

Asset Backed 0.4%
Nissan Auto Receivables Owner Trust, 1.15%, 11/15/2004 (Cost $1,802,259)	1,802,822	1,802,259

Repurchase Agreements 4.8%
JP Morgan Securities, 1.03%, dated 12/31/2003, to be repurchased at $16,000,903 on 1/2/2004 (b)	16,000,000	16,000,000
State Street Bank and Trust Co., 0.89%, dated 12/31/2003, to be repurchased at $2,738,135 on 1/2/2004 (c)	2,738,000	2,738,000
Total Repurchase Agreements (Cost $18,738,000)		18,738,000
Total Investment Portfolio - 100.0% (Cost $392,044,102) (a)		392,044,102

Notes to Scudder Money Market Portfolio of Investments

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2003.
** Annualized yield at time of purchase; not a coupon rate.
(a) Cost for federal income tax purposes was $392,044,102.
(b) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
12,500,000	Freddie Mac	5.50	11/15/2013	12,779,526
500,000	Freddie Mac	6.20	3/15/2015	526,711
185,000	Freddie Mac	4.00	12/15/2016	133,542
12,000,000	Fannie Mae	5.00	12/25/2011	661,305
12,000,000	Fannie Mae	6.00	3/25/2031	2,221,459
				16,322,543

(c) Collateralized by a $2,770,000 US Treasury Note, 2% maturing on 11/30/04 with a value of $2,795,791.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at amortized cost (cost $373,306,102)	$ 373,306,102
Repurchase agreements, at value (cost $18,738,000)	18,738,000
Total investments in securities, at value (cost $392,044,102)	392,044,102
Cash	9
Receivable for Portfolio shares sold	1,599,883
Interest receivable	721,552
Other assets	8,897
Total assets	394,374,443
Liabilities
Payable for Portfolio shares redeemed	1,031,386
Dividends payable	111,872
Accrued management fee	166,565
Other accrued expenses and payables	155,211
Total liabilities	1,465,034
Net assets, at value	$ 392,909,409
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(24,440)
Paid-in capital	392,933,849
Net assets, at value	$ 392,909,409
Class A Net Asset Value, offering and redemption price per share ($326,486,205 / 326,503,210 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class B Net Asset Value, offering and redemption price per share ($66,423,204 / 66,427,158 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Interest	$ 6,355,538
Expenses: Management fee	2,504,325
Custodian fees	33,078
Distribution service fees (Class B)	91,574
Record keeping fees (Class B)	51,355
Auditing	40,923
Legal	27,549
Trustees' fees and expenses	14,295
Reports to shareholders	66,396
Registration fees	72
Other	34,886
Total expenses, before expense reductions	2,864,453
Expense reductions	(3,882)
Total expenses, after expense reductions	2,860,571
Net investment income	3,494,967
Net realized gain (loss) from investments	41
Net increase (decrease) in net assets resulting from operations	$ 3,495,008

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income	$ 3,494,967	$ 8,107,724
Net realized gain (loss) on investment transactions	41	2,726
Net increase (decrease) in net assets resulting from operations	3,495,008	8,110,450
Distributions to shareholders from: Net investment income Class A	(3,404,574)	(8,116,561)
Class B	(96,426)	(3,224)
Portfolio share transactions: Class A Proceeds from shares sold	312,219,158	1,680,167,086
Reinvestment of distributions	3,301,598	8,508,646
Cost of shares redeemed	(559,028,884)	(1,789,369,613)
Net increase (decrease) in net assets from Class A share transactions	(243,508,128)	(100,693,881)
Class B Proceeds from shares sold	92,463,564	3,226,564*
Reinvestment of distributions	87,495	2,368*
Cost of shares redeemed	(28,805,563)	(547,274)*
Net increase (decrease) in net assets from Class B share transactions	63,745,496	2,681,658
Increase (decrease) in net assets	(179,768,624)	(98,021,558)
Net assets at beginning of period	572,678,033	670,699,591
Net assets at end of period (including accumulated distributions in excess of net investment income of $24,440 and $18,450, respectively)	$ 392,909,409	$ 572,678,033
Other Information
Class A Shares outstanding at beginning of period	570,017,689	670,711,571
Shares sold	312,219,158	1,680,167,085
Shares issued to shareholders in reinvestment of distributions	3,301,598	8,508,646
Shares redeemed	(559,035,235)	(1,789,369,613)
Net increase (decrease) in Portfolio shares	(243,514,479)	(100,693,882)
Shares outstanding at end of period	326,503,210	570,017,689
Class B Shares outstanding at beginning of period	2,681,662	-
Shares sold	92,463,564	3,226,568*
Shares issued to shareholders in reinvestment of distributions	87,495	2,368*
Shares redeemed	(28,805,563)	(547,274)*
Net increase (decrease) in Portfolio shares	63,745,496	2,681,662
Shares outstanding at end of period	66,427,158	2,681,662

* For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.007	.013	.037	.059	.050
Total from investment operations	.007	.013	.037	.059	.050
Less distributions from: Net investment income	(.007)	(.013)	(.037)	(.059)	(.050)
Total distributions	(.007)	(.013)	(.037)	(.059)	(.050)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	.72	1.35	3.75	6.10	4.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	326	570	671	279	231
Ratio of expenses (%)	.54	.54	.55	.58	.54
Ratio of net investment income (%)	.73	1.35	3.39	5.94	4.77

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.004	.007
Total from investment operations	.004	.007
Less distributions from: Net investment income	(.004)	(.007)
Total distributions	(.004)	(.007)
Net asset value, end of period	$ 1.000	$ 1.000
Total Return (%)	.42	.67**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	3
Ratio of expenses before expense reductions (%)	.93	.79*
Ratio of expenses after expense reductions (%)	.92	.64*
Ratio of net investment income (%)	.35	1.11*

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
* Annualized
** Not annualized

Management Summary December 31, 2003

Scudder Small Cap Growth Portfolio

Scudder Small Cap Growth Portfolio posted a strong total return of 32.94% (Class A shares, unadjusted for contract charges) for the 12 months ended December 31, 2003. Within the small-cap universe, a low-quality effect occurred, whereby the smallest of the small caps - the heavily discounted nonearners - drove a significant portion of the Russell 2000 Growth Index's annual 48.54% return; these securities outperformed the larger, more investable small-cap securities - the stocks we typically hold in the portfolio. Please see the following page for standardized performance as of December 31, 2003.

From a sector standpoint, consumer staples was the only sector represented within the portfolio that produced better relative performance than the benchmark, while stock selection in health care and consumer discretionary delivered the biggest negative blows relative to the benchmark.

As evidenced by the portfolio's strong absolute performance, the majority of stocks in the portfolio rang in solid returns. Electronic components maker Vishay Intertechnology, Inc. (a top-10 holding) was a top-contributing stock, as was financial services company CoStar Group, Inc. On the flip side, the bottom three detractors were securities we inherited from the previous investment team. As we repositioned the portfolio in the early part of 2003, we decided to exit these stocks and redeploy the assets.

Going into the new year, we worked closely as a team to position the portfolio to benefit from the continuing economic recovery. In terms of the stock market cycle, we feel that small caps still have the potential to outperform largecaps. While some segments of the small-cap market have reached fair value, we continue to find individual investment opportunities at good valuations through our bottom-up stock selection process.

Audrey M.T. Jones
Samuel A. Dedio
Doris R. Klug

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the portfolio could suffer losses on its derivatives positions. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 2000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 2000 Index. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

Scudder Small Cap Growth Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the Portfolio could suffer losses on its derivatives positions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Small Cap Growth Portfolio from 5/2/1994 to 12/31/2003
[] Scudder Small Cap Growth Portfolio - Class A [] Russell 2000 Growth Index

The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Scudder Small Cap Growth Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$13,294	$6,298	$7,567	$20,810
	Average annual total return	32.94%	-14.28%	-5.42%	7.88%
Russell 2000 Growth Index	Growth of $10,000	$14,854	$9,403	$10,437	$17,671
	Average annual total return	48.54%	-2.03%	.86%	6.07%
Scudder Small Cap Growth Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$13,251	$12,023
	Average annual total return			32.51%	13.07%
Russell 2000 Growth Index	Growth of $10,000			$14,854	$12,533
	Average annual total return			48.54%	16.25%

The growth of $10,000 is cumulative.

* The Portfolio shares commenced operations on May 2, 1994. Index returns begin April 30, 1994.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

Scudder Small Cap Growth Portfolio

	Shares	Value ($)

Common Stocks 94.8%
Consumer Discretionary 15.4%
Auto Components 2.5%
Keystone Automotive Industries, Inc.*	224,900	5,703,464
Automobiles 0.9%
Thor Industries, Inc.	36,800	2,068,896
Hotel Restaurants & Leisure 7.0%
Multimedia Games, Inc.*	54,800	2,252,280
Panera Bread Co. "A"*	81,200	3,209,836
RARE Hospitality International, Inc.*	99,100	2,422,004
Shuffle Master, Inc.*	123,700	4,282,494
The Cheesecake Factory, Inc.*	80,500	3,544,415
		15,711,029
Specialty Retail 3.9%
Cost Plus, Inc.*	50,100	2,054,100
Hancock Fabrics, Inc.	185,500	2,686,040
Jos. A. Bank Clothiers, Inc.*	118,400	4,107,296
		8,847,436
Textiles, Apparel & Luxury Goods 1.1%
Gildan Activewear, Inc.*	76,300	2,356,144
Consumer Staples 4.4%
Food & Drug Retailing
Performance Food Group Co.*	99,100	3,584,447
United Natural Foods, Inc.*	173,700	6,237,567
		9,822,014
Energy 3.8%
Energy Equipment & Services 2.7%
FMC Technologies, Inc.*	112,500	2,621,250
Unit Corp.*	150,000	3,532,500
		6,153,750
Oil & Gas 1.1%
Western Gas Resources, Inc.	52,500	2,480,625
Financials 8.7%
Diversified Financial Services 7.1%
Affiliated Managers Group, Inc.*	62,500	4,349,375
Jefferies Group, Inc.	154,800	5,111,496
Labranche & Co., Inc.	180,500	2,106,435
National Financial Partners Corp.	78,900	2,173,695
The First Marblehead Corp.*	101,000	2,209,880
		15,950,881
Insurance 1.6%
Scottish Re Group Ltd.	63,900	1,327,842
Triad Guaranty, Inc.*	44,300	2,230,505
		3,558,347
Health Care 17.4%
Biotechnology 10.5%
Connetics Corp.*	265,400	4,819,664
Digene Corp.*	105,700	4,238,570
Exact Sciences Corp.*	371,200	3,756,544
	Shares	Value ($)

Martek Biosciences Corp.*	109,100	7,088,227
Neurocrine Biosciences, Inc.*	66,200	3,610,548
		23,513,553
Health Care Equipment & Supplies 3.9%
ICU Medical, Inc.*	130,200	4,463,256
Integra LifeSciences Holdings Corp.*	67,100	1,921,073
Ocular Sciences, Inc.*	81,100	2,328,381
		8,712,710
Health Care Providers & Services 0.9%
Apria Healthcare Group, Inc.*	71,400	2,032,758
Pharmaceuticals 2.1%
NPS Pharmaceuticals, Inc.*	158,174	4,862,269
Industrials 8.1%
Airlines 2.9%
Frontier Airlines, Inc.*	157,100	2,240,246
SkyWest, Inc.	239,800	4,345,176
		6,585,422
Commercial Services & Supplies 2.1%
CoStar Group, Inc.*	112,350	4,682,748
Electrical Equipment 0.9%
General Cable Corp.*	251,300	2,048,095
Road & Rail 1.2%
Heartland Express, Inc.	107,900	2,610,101
Transportation Infrastructure 1.0%
Overnite Corp.*	99,000	2,252,250
Information Technology 35.3%
Communications Equipment 4.4%
Adaptec, Inc.*	659,100	5,819,853
NetScreen Technologies, Inc.*	164,200	4,063,950
		9,883,803
Computers & Peripherals 4.2%
Dot Hill Systems Corp.*	357,100	5,410,065
Synaptics, Inc.*	266,300	3,989,174
		9,399,239
Electronic Equipment & Instruments 5.1%
Identix, Inc.*	533,600	2,374,520
Vishay Intertechnology, Inc.*	398,600	9,127,940
		11,502,460
Internet Software & Services 1.5%
iPass, Inc.*	214,000	3,430,420
Semiconductors & Semiconductor Equipment 10.5%
AMIS Holdings, Inc.*	222,500	4,067,300
Applied Micro Circuits Corp.*	878,900	5,255,822
ATMI, Inc.*	146,100	3,380,754
Exar Corp.*	120,800	2,063,264
Micrel, Inc.*	136,000	2,118,880
Semtech Corp.*	105,400	2,395,742
Varian Semiconductor Equipment Associates, Inc.*	98,300	4,294,727
		23,576,489
	Shares	Value ($)

Software 9.6%
Interwoven, Inc.*	539,950	6,824,967
Macromedia, Inc.*	113,500	2,024,840
NetIQ Corp.*	593,796	7,867,797
Universal Technical Institute, Inc.	158,200	4,746,000
		21,463,604
Materials 1.7%
Chemicals 0.7%
Compass Minerals International, Inc.*	104,100	1,486,548
Containers & Packaging 1.0%
Packaging Corp. of America	104,000	2,273,440
Total Common Stocks (Cost $181,573,000)		212,968,495

Other 2.0%
iShares Russell 2000 Growth (Cost $4,086,911)	74,100	4,391,166
	Shares	Value ($)

Preferred Stock 0.0%
Convergent Networks, Inc.* (c)	113,149	14,709
fusionOne*(c)	230,203	36,834
Planetweb, Inc. "E"* (c)	137,868	0
Total Preferred Stock (Cost $2,000,004)		51,543

Cash Equivalents 3.2%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $7,256,435)	7,256,435	7,256,435
Total Investment Portfolio - 100.0% (Cost $194,916,350) (a)		224,667,639

Notes to Scudder Small Cap Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $195,000,772. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $29,666,867. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $37,810,339 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,143,472.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
Schedule of Restricted Securities
Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Convergent Networks, Inc.	June 2003	-	14,709.01
fusionOne	October 2000	1,250,002	36,834.02
Planetweb, Inc. "E"	September 2000	750,002	-	-
Total Restricted Securities			51,543.03

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $187,659,915)	$ 217,411,204
Investment in Scudder Cash Management QP Trust (cost $7,256,435)	7,256,435
Total investments in securities, at value (cost $194,916,350)	224,667,639
Cash	8,069
Receivable for investments sold	942,999
Dividends receivable	53,078
Interest receivable	7,123
Receivable for Portfolio shares sold	241,031
Other assets	5,503
Total assets	225,925,442
Liabilities
Payable for Portfolio shares redeemed	340,939
Accrued management fee	126,477
Other accrued expenses and payables	84,271
Total liabilities	551,687
Net assets, at value	$ 225,373,755
Net Assets
Net assets consist of: Accumulated net investment loss	(14,695)
Net unrealized appreciation (depreciation) on investments	29,751,289
Accumulated net realized gain (loss)	(146,402,377)
Paid-in capital	342,039,538
Net assets, at value	$ 225,373,755
Class A Net Asset Value, offering and redemption price per share ($210,035,035 / 18,522,593 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.34
Class B Net Asset Value, offering and redemption price per share ($15,338,720 / 1,358,975 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.29

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends	$ 364,994
Interest - Scudder Cash Management QP Trust	156,124
Total Income	521,118
Expenses: Management fee	1,195,267
Custodian fees	10,981
Distribution service fees (Class B)	15,387
Record keeping fees (Class B)	8,692
Auditing	45,252
Legal	9,955
Trustees' fees and expenses	3,994
Reports to shareholders	4,727
Other	9,174
Total expenses, before expense reductions	1,303,429
Expense reductions	(96)
Total expenses, after expense reductions	1,303,333
Net investment income (loss)	(782,215)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	21,248,380
Net unrealized appreciation (depreciation) during the period on investments	31,300,241
Net gain (loss) on investment transactions	52,548,621
Net increase (decrease) in net assets resulting from operations	$ 51,766,406

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ (782,215)	$ (458,372)
Net realized gain (loss) on investment transactions	21,248,380	(69,437,686)
Net unrealized appreciation (depreciation) on investment transactions during the period	31,300,241	(11,286,940)
Net increase (decrease) in net assets resulting from operations	51,766,406	(81,182,998)
Portfolio share transactions: Class A Proceeds from shares sold	46,393,822	85,291,001
Cost of shares redeemed	(40,809,284)	(81,642,175)
Net increase (decrease) in net assets from Class A share transactions	5,584,538	3,648,826
Class B Proceeds from shares sold	13,298,753	459,851*
Cost of shares redeemed	(51,363)	(186)*
Net increase (decrease) in net assets from Class B share transactions	13,247,390	459,665
Increase (decrease) in net assets	70,598,334	(77,074,507)
Net assets at beginning of period	154,775,421	231,849,928
Net assets at end of period (including accumulated net investment loss of $14,695 and $17,000, respectively)	$ 225,373,755	$ 154,775,421
Other Information
Class A Shares outstanding at beginning of period	18,086,694	18,115,952
Shares sold	4,700,650	7,801,504
Shares redeemed	(4,264,751)	(7,830,762)
Net increase (decrease) in Portfolio shares	435,899	(29,258)
Shares outstanding at end of period	18,522,593	18,086,694
Class B Shares outstanding at beginning of period	52,833	-
Shares sold	1,310,980	52,851*
Shares redeemed	(4,838)	(18)*
Net increase (decrease) in Portfolio shares	1,306,142	52,833
Shares outstanding at end of period	1,358,975	52,833

* For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001	2000[a]	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.53	$ 12.80	$ 21.64	$ 26.54	$ 19.71
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.02)	(.02)	(.09)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.85	(4.25)	(6.27)	(2.01)	6.89
Total from investment operations	2.81	(4.27)	(6.29)	(2.10)	6.83
Less distributions from: Net realized gains on investment transactions	-	-	(2.52)	(2.80)	-
Return of capital	-	-	(.03)	-	-
Total distributions	-	-	(2.55)	(2.80)	-
Net asset value, end of period	$ 11.34	$ 8.53	$ 12.80	$ 21.64	$ 26.54
Total Return (%)	32.94	(33.36)	(28.91)	(10.71)	34.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	210	154	232	301	264
Ratio of expenses (%)	.69	.71	.68	.72	.71
Ratio of net investment income (loss) (%)	(.41)	(.24)	(.12)	(.34)	(.30)
Portfolio turnover rate (%)	123	68	143	124	208

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.52	$ 9.39
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.86	(.85)
Total from investment operations	2.77	(.87)
Net asset value, end of period	$ 11.29	$ 8.52
Total Return (%)	32.51	(9.27)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15.5
Ratio of expenses (%)	1.08	.96*
Ratio of net investment income (loss) (%)	(.80)	(.39)*
Portfolio turnover rate (%)	123	68

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2003

Scudder Strategic Income Portfolio

Over the past 12 months, both high-yield debt and emerging markets debt provided solid performance for the portfolio. For the 12-month period ended December 31, 2003, the portfolio provided a total return of 7.85% (Class A shares, unadjusted for contract charges). That compares with the portfolio benchmarks' returns of 28.82% for the JP Morgan Emerging Markets Bond Plus Index, 27.23% for the Merrill Lynch High Yield Master Cash Pay Only Index, 2.24% for the Lehman Brothers US Treasury Index and 14.91% for the Citigroup World Government Bond Index. Please see the following page for standardized performance as of December 31, 2003.

High-yield bonds benefited from strong demand from risk-tolerant investors as investment-grade and Treasury bonds offered meager yields. The portfolio began the year with a credit-quality concentration in high-yield bonds which was tilted toward the higher-end of the spectrum. This strategy held back the performance of the portfolio's high-yield exposure as lower-quality credits provided the best returns during the year. As the year progressed, the portfolio's high-yield exposure shifted down the credit spectrum. Thus, the portfolio did benefit from lower-quality returns later in the year.

Within the emerging markets, Brazil and Russia performed well. As Brazil recovered, we turned our attention from global debt to local bonds, as our analysis indicated that local debt offered better value. While local debt did rally with the country overall, global debt continued to lead in terms of performance. Thus, this shift held back returns somewhat in emerging markets.

Jan C. Faller

Lead Manager

Andrew P. Cestone
Sean P. McCaffrey

Portfolio Managers
Deutsche Investment Management Americas Inc.

Brett Diment
Edwin Gutierrez

Portfolio Managers
Deutsche Asset Management Investment Services Ltd.

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets. The Merrill Lynch High Yield Master Cash Pay Only Index tracks the performance of below-investment-grade US dollar-denominated corporate bonds publicly issued in the United States domestic market. The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market. The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries including the US with maturities greater than one year. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

Scudder Strategic Income Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Strategic Income Portfolio from 5/1/1997 to 12/31/2003
[] Scudder Strategic Income Portfolio - Class A
[] Citigroup World Government Bond Index
[] JP Morgan Emerging Markets Bond Plus Index
[] Merrill Lynch High Yield Master Cash Pay Only Index
[] Lehman Brothers US Treasury Index

The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year. JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets. The Merrill Lynch High Yield Master Cash Pay Only Index tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1997. Index returns begin April 30, 1997.
Effective 5/1/2000 the Portfolio changed its investment objective.

Comparative Results
Scudder Strategic Income Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,785	$12,631	$12,199	$13,927
	Average annual total return	7.85%	8.10%	4.05%	5.09%
Citigroup World Government Bond Index	Growth of $10,000	$11,491	$13,595	$13,222	$16,082
	Average annual total return	14.91%	10.78%	5.75%	7.49%
JP Morgan Emerging Markets Bond Plus Index	Growth of $10,000	$12,882	$14,601	$21,274	$19,846
	Average annual total return	28.82%	13.45%	16.30%	10.99%
Merrill Lynch High Yield Master Cash Pay Only Index	Growth of $10,000	$12,723	$13,357	$13,053	$14,938
	Average annual total return	27.23%	10.13%	5.47%	6.29%
Lehman Brothers US Treasury Index	Growth of $10,000	$10,224	$12,201	$13,496	$16,181
	Average annual total return	2.24%	6.86%	6.18%	7.59%

Scudder Strategic Income Portfolio		Life of Class**
Class B	Growth of $10,000	$10,297
	Average annual total return	2.97%
Citigroup World Government Bond Index	Growth of $10,000	$11,013
	Average annual total return	10.13%
JP Morgan Emerging Markets Bond Plus Index	Growth of $10,000	$11,387
	Average annual total return	13.87%
Merrill Lynch High Yield Master Cash Pay Only Index	Growth of $10,000	$11,314
	Average annual total return	13.14%
Lehman Brothers US Treasury Index	Growth of $10,000	$10,077
	Average annual total return	.77%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1997. Index returns begin April 30, 1997.
** The Portfolio commenced offering Class B shares on May 1, 2003. Index returns begin April 30, 2003.
Effective 5/1/2000 the Portfolio changed its investment objective.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

Scudder Strategic Income Portfolio

	Principal Amount ($)(c)	Value ($)

Foreign Bonds - US$ Denominated 9.0%
Banque Centrale De Tunisie, 8.25%, 9/19/2027	30,000	33,000
Central Bank of Nigeria, 1.0%, 1/5/2010	300,000	117,750
Federal Republic of Brazil:
2.062%, 4/9/2015	6	6
C Bond, 8.0%, 4/15/2014	55,413	54,305
8.875%, 4/15/2024	280,000	273,000
10.0%, 8/7/2011	50,000	55,250
14.5%, 10/15/2009	300,000	392,250
PEMEX Petroleos Mexicanos, 8.625%, 12/1/2023	150,000	164,625
Petronas Nasional Berhad, 7.625%, 10/15/2026	300,000	346,086
Republic of Algeria, 1.0%, 3/4/2010	136,500	132,746
Republic of Argentina:
9.75%, 9/19/2027*	260,000	66,950
Series BGL4, 11.0%, 10/9/2006*	50,000	13,500
11.375%, 3/15/2010*	600,000	165,000
Republic of Bulgaria:
1.937%, 7/11/2028*	71,250	69,914
8.25%, 1/15/2015*	490,000	578,200
Republic of Ecuador, 1.0%, 8/15/2030	230,000	177,100
Republic of El Salvador:
Series REGS, 8.25%, 4/10/2032	160,000	158,400
8.25%, 4/10/2032	70,000	69,300
Republic of Guatemala:
9.25%, 8/1/2013	40,000	44,200
9.25%, 8/1/2013	30,000	33,000
Republic of Phillippines, 9.375%, 1/18/2017	240,000	258,600
Republic of Turkey:
11.875%, 1/15/2030	70,000	94,850
12.375%, 6/15/2009	240,000	307,200
11.0%, 1/14/2013	210,000	263,025
Republic of Venezuela:
Series DL, Floating Rate Debt Conversion Bond, LIBOR Plus, 0.875%, 12/18/2007	95,235	90,235
5.375%, 8/7/2010	350,000	287,000
9.25%, 9/15/2027	100,000	91,000
10.75%, 9/19/2013	230,000	243,800
Russian Federation:
3.0%, 5/14/2011	290,000	227,650
Step-up Coupon, 5.0%, 3/31/2030	695,000	666,331
Ukraine Government, 7.65%, 6/11/2013	380,000	396,150
United Mexican States:
10.5%, 7/14/2011	1,770,000	175,266
8.0%, 9/24/2022	250,000	273,500
Total Foreign Bonds - US$ Denominated (Cost $5,898,662)		6,319,189
	Principal Amount ($)(c)	Value ($)

Foreign Bonds - Non US$ Denominated 37.2%
European Investment Bank, 2.125%, 9/20/2007 JPY	139,000,000	1,378,795
Federal Republic of Brazil, 11.0%, 2/4/2010 EUR	70,000	98,811
Federal Republic of Germany, 6.25%, 1/4/2024 EUR	1,030,000	1,528,458
Government of Poland, 6.0%, 11/24/2010 PLN	710,000	182,465
Government of Spain, 5.15%, 7/30/2009 EUR	2,000,000	2,700,040
KFW International Finance, Inc., 1.75%, 3/23/2010 JPY	337,000,000	3,318,126
Kredit Fuer Wiederaufbau, 5.0%, 7/4/2011 EUR	1,680,000	2,237,733
Pemex Project Funding Master: 6.25%, 8/5/2013 EUR	280,000	351,387
6.625%, 4/10/2004 EUR	90,000	117,192
Petroleos Mexicanos, 9.5%, 9/15/2027 EUR	220,000	259,600
Pfandbriefstelle Ost Land Hypo, 1.6%, 2/15/2011 JPY	339,000,000	3,270,937
Province of Ontario, 1.875%, 1/25/2010 JPY	300,000,000	2,969,682
Republic of Argentina:
7.5%, 5/23/2049* EUR	201,939	59,704
10.0%, 2/8/2026* EUR	160,000	48,311
11.75%, 11/13/2026* EUR	46,016	6,956
Republic of Greece, 4.65%, 4/19/2007 EUR	1,635,000	2,151,511
Republic of Italy, 4.75%, 3/15/2006 EUR	1,300,000	1,704,334
Romania, 8.5%, 5/8/2012 EUR	310,000	455,338
Socite Tunisienne De Banque, 6.25%, 2/20/2013 EUR	60,000	78,694
United Kingdom Treasury Bond:
7.75%, 9/8/2006 GBP	50,000	96,784
8.75%, 8/25/2017 GBP	500,000	1,241,996
9.0%, 7/12/2011 GBP	785,000	1,777,934
Total Foreign Bonds - Non US$ Denominated (Cost $22,370,444)		26,034,788

US Government Backed 22.2%
US Treasury Bond:
5.25%, 2/15/2029	1,425,000	1,437,580
5.375%, 2/15/2031	890,000	928,138
6.0%, 2/15/2026	1,525,000	1,691,141
7.25%, 5/15/2016	200,000	249,492
8.5%, 2/15/2020	760,000	1,061,477
10.375%, 11/15/2012	3,350,000	4,273,997
11.25%, 2/15/2015	575,000	920,315
11.75%, 11/15/2014 (d)	1,000,000	1,434,180
12.75%, 11/15/2010 (d)	500,000	599,239
US Treasury Note:
1.625%, 1/31/2005	2,250,000	2,258,701
6.5%, 8/15/2005	480,000	517,837
6.5%, 2/15/2010	125,000	145,254
Total US Government Backed (Cost $15,561,966)		15,517,351
	Principal Amount ($)(c)	Value ($)

US Government Sponsored Agencies 11.7%
Federal Home Loan Mortgage Corp.:
2.875%, 9/15/2005	2,000,000	2,036,566
5.125%, 7/15/2012	2,700,000	2,820,237
5.875%, 3/21/2011	1,600,000	1,734,275
Federal National Mortgage Association, 5.5%, 5/2/2006	1,500,000	1,604,683
Total US Government Sponsored Agencies (Cost $8,036,160)		8,195,761

Credit Linked Note 13.9%
DJ TRAC-X NA High Yield, 144A, 7.375%, 3/25/2009 (Cost $9,360,000)**	9,360,000	9,757,800
	Principal Amount ($)(c)	Value ($)

Foreign Currency Option 0.1%
SEK Call / USD Put, 2/4/2004 (Cost $13,570)	49,656	61,892

	Shares	Value ($)

Cash Equivalents 5.9%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $4,105,531)	4,105,531	4,105,531
Total Investment Portfolio - 100.0% (Cost $65,346,333) (a)		69,992,312

Notes to Scudder Strategic Income Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** Dow Jones TRAC-X North America High Yield is an index derivative, linked to the credit performance of the 100 underlying securities which consist of the TRAC-X North America High Yield index. While this holding is a diversified instrument used to gain exposure to the North America High Yield credit market, it does represent a concentration of credit risk, should the counterparty fail to fulfill its obligations.
(a) The cost for federal income tax purposes was $65,400,182. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $4,592,130. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,823,395 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $231,265.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount stated in US dollars unless otherwise noted.
Currency Abbreviation
EUR	Euro	JPY	Japanese Yen
DEM	Deutsche Mark	GBP	British Pounds
PLN	Polish Zloty	SEK	Swedish Krona

At December 31, 2003, open written options were as follows:
Written Options	Contracts	Expiration Date	Strike Price	Value ($)
SEK Call	(49,656)	2/4/2004	7.88 (SEK)	69
Total outstanding written options (Premiums received $13,199)				69

(d) At December 31, 2003, these securities have been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.
At December 31, 2003, open futures contracts were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 year Japanese Government Bond	3/22/2004	4	5,091,126	5,134,078	(42,952)
5 year US Treasury Note	3/22/2004	89	9,850,325	9,934,625	(84,300)
Long Gilt Future	3/26/2004	34	6,452,457	6,585,511	133,054
Total net unrealized appreciation					5,802

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $61,240,802)	$ 65,886,781
Investment in Scudder Cash Management QP Trust (cost $4,105,531)	4,105,531
Total investments in securities, at value (cost $65,346,333)	69,992,312
Foreign currency, at value (cost $143,485)	155,111
Receivable for investments sold	164,108
Interest receivable	1,020,321
Receivable for Portfolio shares sold	252,965
Unrealized appreciation on forward foreign currency exchange contracts	145,152
Other assets	27,553
Total assets	71,757,522
Liabilities
Written options, at value (premiums received $13,199)	69
Payable for daily variation margin on open futures contracts	721
Unrealized depreciation on forward foreign currency exchange contracts	1,088,483
Payable for Portfolio share redeemed	76,547
Accrued management fee	36,640
Other accrued expenses and payables	61,227
Total liabilities	1,263,687
Net assets, at value	$ 70,493,835
Net Assets
Net assets consist of: Undistributed net investment income	964,888
Net unrealized appreciation (depreciation) on: Investments	4,645,979
Futures	5,802
Written options	13,130
Foreign currency related transactions	(890,504)
Accumulated net realized gain (loss)	3,250,045
Paid-in capital	62,504,495
Net assets, at value	$ 70,493,835
Class A Shares
Net asset value, offering and redemption price per share ($62,224,388 / 5,264,429 shares outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.82
Class B Shares Net asset value, offering and redemption price per share ($8,269,447 / 701,718 shares outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.78

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Interest	$ 2,924,673
Interest - Scudder Cash Management QP Trust	25,766
Total Income	2,950,439
Expenses: Management fee	435,782
Custodian fees	47,775
Distribution service fees (Class B)	7,015
Record keeping fees (Class B)	3,369
Auditing	52,845
Legal	1,437
Trustees' fees and expenses	1,858
Reports to shareholders	11,790
Other	9,891
Total expenses, before expense reductions	571,762
Expense reductions	(325)
Total expenses, after expense reductions	571,437
Net investment income	2,379,002
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,668,689
Futures	(59,168)
Written options	27,090
Foreign currency related transactions	(2,172,455)
1,464,156
Net unrealized appreciation (depreciation) during the period on: Investments	1,305,613
Futures	5,802
Written options	13,130
Foreign currency related transactions	(455,522)
869,023
Net gain (loss) on investment transactions	2,333,179
Net increase (decrease) in net assets resulting from operations	$ 4,712,181

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income	$ 2,379,002	$ 1,679,236
Net realized gain (loss) on investment transactions	1,464,156	54,812
Net unrealized appreciation (depreciation) on investment transactions during the period	869,023	2,799,156
Net increase (decrease) in net assets resulting from operations	4,712,181	4,533,204
Distributions to shareholders from: Net investment income Class A	(853,600)	(775,880)
Net realized gains Class A	(28,838)	-
Portfolio share transactions: Class A Proceeds from shares sold	39,373,917	52,444,515
Reinvestment of distributions	882,438	775,880
Cost of shares redeemed	(41,393,653)	(18,007,287)
Net increase (decrease) in net assets from Class A share transactions	(1,137,298)	35,213,108
Class B* Proceeds from shares sold	8,762,505	-
Cost of shares redeemed	(662,224)	-
Net increase (decrease) in net assets from Class B share transactions	8,100,281	-
Increase (decrease) in net assets	10,792,726	38,970,432
Net assets at beginning of period	59,701,109	20,730,677
Net assets at end of period (including undistributed net investment income of $964,888 and $1,243,313, respectively)	$ 70,493,835	$ 59,701,109
Other Information
Class A Shares outstanding at beginning of period	5,379,967	2,018,991
Shares sold	3,451,262	4,981,682
Shares issued to shareholders in reinvestment of distributions	78,789	77,049
Shares redeemed	(3,645,589)	(1,697,755)
Net increase (decrease) in Portfolio shares	(115,538)	3,360,976
Shares outstanding at end of period	5,264,429	5,379,967
Class B* Shares outstanding at beginning of period	-	-
Shares sold	759,236	-
Shares redeemed	(57,518)	-
Net increase (decrease) in Portfolio shares	701,718	-
Shares outstanding at end of period	701,718	-

* For the period from May 1, 2003 (commencement of operations of Class B shares) to December 31, 2003.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001[a]	2000[b]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.10	$ 10.27	$ 9.86	$ 9.86	$ 11.09
Income (loss) from investment operations: Net investment income(c)	.41	.45	.48	.51	.47
Net realized and unrealized gain (loss) on investment transactions	.47	.68	.03	(.26)	(1.10)
Total from investment operations	.88	1.13	.51	.25	(.63)
Less distributions from: Net investment income	(.15)	(.30)	(.10)	(.25)	(.40)
Net realized gains on investment transactions	(.01)	-	-	-	(.20)
Total distributions	(.16)	(.30)	(.10)	(.25)	(.60)
Net asset value, end of period	$ 11.82	$ 11.10	$ 10.27	$ 9.86	$ 9.86
Total Return (%)	7.85	11.30	5.23	2.57	(5.85)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	60	21	9	6
Ratio of expenses before expense reductions (%)	.83	.73	.66	1.14	1.03
Ratio of expenses after expense reductions (%)	.83	.73	.65	1.10	1.01
Ratio of net investment income (%)	3.60	4.26	4.76	5.26	4.57
Portfolio turnover rate (%)	160	65	27	154	212

a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
c Based on average shares outstanding during the period.

Class B

2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.44
Income (loss) from investment operations: Net investment income[b]	.17
Net realized and unrealized gain (loss) on investment transactions	.17
Total from investment operations	.34
Net asset value, end of period	$ 11.78
Total Return (%)	2.97**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8
Ratio of expenses (%)	1.26*
Ratio of net investment income (%)	1.80*
Portfolio turnover rate (%)	160

a For the period from May 1, 2003 (commencement of operations of Class B shares) to December 31, 2003.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2003

Scudder Technology Growth Portfolio

Technology was the surprise comeback kid in 2003. The portfolio had a strong total return of 46.84% (Class A shares, unadjusted for contract charges) for the 12 months ended December 31, 2003, though it underperformed its benchmark, the Goldman Sachs Technology Index, which rose 54.18% for the period. Please see the following page for standardized performance as of December 31, 2003.

On the positive side, the portfolio's holdings in the computers and peripherals subsector as well as the software subsector bore fruit. Looking at specific stock picks, an overweight position in computer storage provider EMC Corp. (a top-10 holding) reaped a healthy gain. In this case, we predicted early on that storage would do well, and events unfolded as expected. VERITAS Software Corp., a developer of storage management software, was another top contributor.

What hurt the portfolio most relative to the benchmark was a large underweight throughout the year in communications equipment - a subsector that more than doubled in value. We did increase the portfolio's weighting in this sector toward the end of the year, which helped neutralize this factor in the fourth quarter. Both sector allocation and stock selection in the semiconductor subsector also had a negative impact during the year.

Currently, we believe the portfolio is well-positioned to benefit from two developing trends. The first trend involves investors rotating out of speculative small-cap stocks that drove performance in 2003 and into the larger-cap, more established stocks favored by the portfolio. The second trend involves the strengthening in business confidence and companies' willingness to lay down money for new technology infrastructure.

Important: portfolio manager change

As of January 12, 2004 Ian Link and Anne Meisner assumed management duties for the portfolio.

Ian Link
Lead Manager

Anne Meisner

Portfolio Manager
Deutsche Investment Management Americas Inc.

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more established technology companies. This portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

Scudder Technology Growth Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Investments by the Portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the Portfolio's investment in technology stocks may present a greater risk than investments in a more diversified Portfolio. Investments by the Portfolio in emerging technology companies present greater risk than investments in more-established technology companies. This Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Technology Growth Portfolio from 5/1/1999 to 12/31/2003
[] Scudder Technology Growth Portfolio - Class A [] Goldman Sachs Technology Index

The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
Scudder Technology Growth Portfolio		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$14,684	$6,391	$8,907
	Average annual total return	46.84%	-13.86%	-2.45%
Goldman Sachs Technology Index	Growth of $10,000	$15,418	$6,577	$6,752
	Average annual total return	54.18%	-13.03%	-8.18%
Scudder Technology Growth Portfolio			1-Year	Life of Class**
Class B	Growth of $10,000		$14,642	$13,924
	Average annual total return		46.42%	24.69%
Goldman Sachs Technology Index	Growth of $10,000		$15,418	$13,744
	Average annual total return		54.18%	23.98%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1999. Index returns begin April 30, 1999. Total returns would have been lower for the Life of Portfolio period for Class A shares if the Portfolio's expenses were not maintained.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

Scudder Technology Growth Portfolio

	Shares	Value ($)

Common Stocks 100.0%
Consumer Discretionary 4.7%
Internet & Catalog Retail 4.3%
Amazon.com, Inc.*	42,690	2,247,201
eBay, Inc.*	93,800	6,058,542
InterActiveCorp.*	92,500	3,138,525
		11,444,268
Media 0.4%
Time Warner, Inc.*	60,332	1,085,373
Information Technology 94.5%
Communications Equipment 14.2%
ADTRAN, Inc.	2,000	62,000
Advanced Fibre Communications, Inc.*	2,100	42,315
Andrew Corp.*	3,600	41,436
Brocade Communications Systems, Inc.*	161,286	932,233
Cisco Systems, Inc.*	799,500	19,419,855
Corning, Inc.*	279,200	2,912,056
Extreme Networks, Inc.*	3,400	24,514
Foundry Networks, Inc.*	3,000	82,080
InterDigital Communication Corp.*	1,400	28,896
Juniper Networks, Inc.*	9,600	179,328
Lucent Technologies, Inc.*	369,400	1,049,096
Motorola, Inc.	238,984	3,362,505
NetScreen Technologies, Inc.*	83,200	2,059,200
Nortel Networks Corp.*	487,399	2,061,698
Polycom, Inc.*	2,600	50,752
QUALCOMM, Inc.	95,158	5,131,871
Scientific-Atlanta, Inc.	4,300	117,390
Sonus Networks, Inc.*	6,100	46,116
Sycamore Networks, Inc.*	9,500	49,780
Tekelec*	1,400	21,770
Tellabs, Inc.*	9,500	80,085
UTStarcom, Inc.*	2,700	100,089
		37,855,065
Computers & Peripherals 20.0%
Dell, Inc.*	240,375	8,163,135
EMC Corp.*	893,500	11,544,020
Hewlett-Packard Co.	270,552	6,214,580
International Business Machines Corp.	235,700	21,844,676
Lexmark International, Inc.*	46,125	3,627,270
Pinnacle Systems, Inc.*	2,700	23,031
Sun Microsystems, Inc.*	353,645	1,587,866
		53,004,578
Electronic Equipment & Instruments 4.6%
Agilent Technologies, Inc.*	267,622	7,825,267
Jabil Circuit, Inc.*	96,700	2,736,610
Solectron Corp.*	261,439	1,545,105
		12,106,982
	Shares	Value ($)

Internet Software & Services 1.1%
Yahoo!, Inc.*	65,968	2,979,775

IT Consulting & Services 7.6%
Accenture Ltd. "A"*	256,800	6,758,976
Affiliated Computer Services, Inc. "A"*	51,900	2,826,474
Automatic Data Processing, Inc.	57,135	2,263,117
Computer Sciences Corp.*	27,940	1,235,786
Electronic Data Systems Corp.	48,449	1,188,938
First Data Corp.	70,979	2,916,527
Paychex, Inc.	47,608	1,771,018
SunGard Data Systems, Inc.*	46,481	1,287,989
		20,248,825
Semiconductors & Semiconductor Equipment 24.1%
Agere Systems, Inc. "A"*	403,550	1,230,827
Altera Corp.*	64,467	1,463,401
Analog Devices, Inc.	43,978	2,007,596
Applied Materials, Inc.*	252,787	5,675,068
ASML Holding NV*	98,837	1,981,682
Broadcom Corp. "A"*	83,058	2,831,447
Intel Corp.	752,989	24,246,246
KLA-Tencor Corp.*	57,497	3,373,349
Linear Technology Corp.	45,140	1,899,040
Maxim Integrated Products, Inc.	66,037	3,288,642
Microchip Technology, Inc.	51,312	1,711,768
Micron Technology, Inc.*	78,877	1,062,473
Novellus Systems, Inc.*	56,500	2,375,825
STMicroelectronics NV (New York Shares)	91,669	2,475,980
Texas Instruments, Inc.	217,544	6,391,443
Xilinx, Inc.*	50,466	1,955,053
		63,969,840
Software 22.9%
Adobe Systems, Inc.	33,838	1,329,833
BEA Systems, Inc.*	159,458	1,961,333
BMC Software, Inc.*	88,779	1,655,728
Computer Associates International, Inc.	67,577	1,847,555
Electronic Arts, Inc.*	57,120	2,729,194
Intuit, Inc.*	80,313	4,249,361
Microsoft Corp.	788,346	21,711,049
Oracle Corp.*	619,100	8,172,120
PeopleSoft, Inc.*	132,400	3,018,720
Siebel Systems, Inc.*	104,576	1,450,469
Symantec Corp.*	130,900	4,535,685
Synopsys Ltd.*	48,180	1,626,557
TIBCO Software, Inc.*	216,100	1,462,997
VERITAS Software Corp.*	134,456	4,996,385
		60,746,986
	Shares	Value ($)

Telecommunication Services 0.8%
Wireless Telecommunication Services
Telefonaktiebolaget LM Ericsson (ADR)*	115,300	2,040,809
Total Common Stocks (Cost $214,494,432)		265,482,501
Total Investment Portfolio - 100.0% (Cost $214,494,432) (a)		265,482,501

Notes to Scudder Technology Growth Portfolio

* Non-income producing security.
(a) The cost for federal income tax purposes was $246,150,803. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $19,331,698. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $35,452,736 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,121,038.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments in securities, at value (cost $214,494,432)	$ 265,482,501
Receivable for investments sold	2,809,533
Dividends receivable	44,073
Receivable for Portfolio shares sold	15,131
Interest receivable	1,159
Other assets	6,554
Total assets	268,358,951
Liabilities
Due to custodian bank	47,184
Payable for Portfolio shares redeemed	605,263
Accrued management fee	166,672
Other accrued expenses and payables	110,738
Total liabilities	929,857
Net assets, at value	$ 267,429,094
Net Assets
Net assets consist of: Accumulated net investment loss	$ (2,800)
Net unrealized appreciation (depreciation) on: Investments	50,988,069
Accumulated net realized gain (loss)	(299,545,112)
Paid-in capital	515,988,937
Net assets, at value	$ 267,429,094
Class A Net Asset Value, offering and redemption price per share ($256,719,796 / 29,035,542 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.84
Class B Net Asset Value, offering and redemption price per share ($10,709,298 / 1,217,540 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.80

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,250)	$ 652,583
Interest - Scudder Cash Management QP Trust	118,338
Total Income	770,921
Expenses: Management fee	1,620,836
Custodian and accounting fees	84,631
Distribution service fees (Class B)	10,997
Record keeping fees (Class B)	6,194
Auditing	48,883
Legal	31,427
Trustees' fees and expenses	5,969
Reports to shareholders	66,816
Other	4,994
Total expenses, before expense reductions	1,880,747
Expense reductions	(703)
Total expenses, after expense reductions	1,880,044
Net investment income (loss)	(1,109,123)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(65,086,260)
Written options	232,214
(64,854,046)
Net unrealized appreciation (depreciation) during the period on: Investments	148,935,889
Net gain (loss) on investment transactions	84,081,843
Net increase (decrease) in net assets resulting from operations	$ 82,972,720

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ (1,109,123)	$ (1,033,084)
Net realized gain (loss)	(64,854,046)	(113,177,009)
Net unrealized appreciation (depreciation) on investment transactions during the period	148,935,889	(16,385,748)
Net increase (decrease) in net assets resulting from operations	82,972,720	(130,595,841)
Distributions to shareholders from: Net investment income Class A	-	(313,166)
Portfolio share transactions: Class A Proceeds from shares sold	51,551,950	49,377,515
Reinvestment of distributions	-	313,166
Cost of shares redeemed	(94,728,478)	(50,658,633)
Net increase (decrease) in net assets from Class A share transactions	(43,176,528)	(967,952)
Class B Proceeds from shares sold	9,021,390	314,849*
Cost of shares redeemed	(349,231)	(131)*
Net increase (decrease) in net assets from Class B share transactions	8,672,159	314,718
Increase (decrease) in net assets	48,468,351	(131,562,241)
Net assets at beginning of period	218,960,743	350,522,984
Net assets at end of period (including accumulated net investment loss of $2,800 and $2,887, respectively)	$ 267,429,094	$ 218,960,743
Other Information
Class A Shares outstanding at beginning of period	36,318,161	37,439,839
Shares sold	7,017,960	5,869,117
Shares issued to shareholders in reinvestment of distributions	-	35,386
Shares redeemed	(14,300,579)	(7,026,181)
Net increase (decrease) in Portfolio shares	(7,282,619)	(1,121,678)
Shares outstanding at end of period	29,035,542	36,318,161
Class B Shares outstanding at beginning of period	51,379	-
Shares sold	1,206,790	51,400*
Shares redeemed	(40,629)	(21)*
Net increase (decrease) in Portfolio shares	1,166,161	51,379
Shares outstanding at end of period	1,217,540	51,379

* For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001	2000[a]	1999[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.02	$ 9.36	$ 13.87	$ 17.77	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.03)	.01	.04	.05
Net realized and unrealized gain (loss) on investment transactions	2.86	(3.30)	(4.50)	(3.84)	7.72
Total from investment operations	2.82	(3.33)	(4.49)	(3.80)	7.77
Less distributions from: Net investment income	-	(.01)	(.02)	-	-
Net realized gains on investment transactions	-	-	-	(.10)	-
Total distributions	-	(.01)	(.02)	(.10)	-
Net asset value, end of period	$ 8.84	$ 6.02	$ 9.36	$ 13.87	$ 17.77
Total Return (%)	46.84	(35.52)	(32.39)	(21.57)	77.70d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	257	219	351	270	84
Ratio of expenses before expense reductions (%)	.86	.80	.81	.82	1.19*
Ratio of expenses after expense reductions (%)	.86	.80	.81	.82	.94*
Ratio of net investment income (loss) (%)	(.50)	(.37)	.12	.21	.60*
Portfolio turnover rate (%)	66	64	56	107	34*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.01	$ 6.32
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.86	(.29)
Total from investment operations	2.79	(.31)
Net asset value, end of period	$ 8.80	$ 6.01
Total Return (%)	46.42	(4.75)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11.3
Ratio of expenses (%)	1.25	1.06*
Ratio of net investment income (loss) (%)	(.89)	(.79)*
Portfolio turnover rate (%)	66	64

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2003

Scudder Total Return Portfolio

Positive economic news and better-than-expected corporate earnings combined to create a positive backdrop for both stocks and corporate bonds during 2003. The portfolio's benchmarks, the Standard & Poor's 500 (S&P 500) index and the Lehman Brothers Aggregate Bond Index, returned 28.68% and 4.10%, respectively.

In this favorable environment, the portfolio delivered a strong total return of 18.10% (Class A shares, unadjusted for contract charges). The equity portion of the portfolio benefited from the generally positive tone of the stock market in 2003. The strength of the portfolio's health care and technology holdings proved particularly helpful. However, investor concern over the strength of holiday sales led to underperformance by certain retailers in the portfolio. Performance on the fixed-income side was helped by our continued emphasis on corporates, particularly BBB-rated issues. Please see the following page for standardized performance as of December 31, 2003.

The equity portion of the portfolio is positioned to benefit from further economic growth in 2004, as we continue to favor consumer and technology stocks. Energy stocks also remain overweighted, as we feel long-term growth opportunities exist in the sector. On the fixed-income side, where the portfolio remains overweight in corporates, we continue to emphasize fundamental credit research and individual security selection.

Julie M. Van Cleave
Jack A. Zehner
Thomas J. Schmid

Portfolio Managers - Equity portion of the Portfolio

J. Christopher Gagnier
Gary W. Bartlett
Janet Campagna
Andrew P. Cestone
Daniel R. Taylor
Thomas Flaherty
Warren S. Davis

Portfolio Managers - Fixed Income portion of the Portfolio
Deutsche Investment Management Americas Inc.

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers (LB) Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate issues and mortgage securities.

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

Scudder Total Return Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Total Return Portfolio from 12/31/1993 to 12/31/2003
[] Scudder Total Return Portfolio - Class A [] S&P 500 Index [] Lehman Brothers Aggregate Bond Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate and issues and mortgage securities.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Scudder Total Return Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,810	$9,409	$10,518	$19,339
	Average annual total return	18.10%	-2.01%	1.02%	6.82%
S&P 500 Index	Growth of $10,000	$12,868	$8,833	$9,718	$28,563
	Average annual total return	28.68%	-4.05%	-.57%	11.07%
Lehman Brothers Aggregate Bond Index	Growth of $10,000	$10,410	$12,447	$13,780	$19,576
	Average annual total return	4.10%	7.57%	6.62%	6.95%
Scudder Total Return Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$11,766	$11,271
	Average annual total return			17.66%	8.30%
S&P 500 Index	Growth of $10,000			$12,868	$11,543
	Average annual total return			28.68%	10.04%
Lehman Brothers Aggregate Bond Index	Growth of $10,000			$10,410	$11,059
	Average annual total return			4.10%	6.94%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

Scudder Total Return Portfolio

	Shares	Value ($)

Common Stocks 61.2%
Consumer Discretionary 8.3%
Automobiles 0.8%
Harley-Davidson, Inc.	122,400	5,817,672
Hotel Restaurants & Leisure 1.5%
International Game Technology	199,200	7,111,440
YUM! Brands, Inc.*	105,900	3,642,960
		10,754,400
Media 3.1%
Comcast Corp., "A"*	165,900	5,189,352
McGraw-Hill, Inc.	64,700	4,523,824
Omnicom Group, Inc.	75,800	6,619,614
Viacom, Inc., "B"	109,239	4,848,027
		21,180,817
Multiline Retail 1.6%
Kohl's Corp.*	69,800	3,136,812
Target Corp.	215,300	8,267,520
		11,404,332
Specialty Retail 1.3%
Home Depot, Inc.	71,100	2,523,339
Lowe's Companies, Inc.	64,600	3,578,194
Staples, Inc.*	95,400	2,604,420
		8,705,953
Consumer Staples 6.8%
Beverages 1.8%
Coca-Cola Co.	85,000	4,313,750
PepsiCo, Inc.	185,120	8,630,294
		12,944,044
Food & Drug Retailing 2.4%
Wal-Mart Stores, Inc.	219,900	11,665,695
Walgreen Co.	131,000	4,765,780
		16,431,475
Household Products 2.6%
Colgate-Palmolive Co.	181,900	9,104,095
Procter & Gamble Co.	90,700	9,059,116
		18,163,211
Energy 4.0%
Energy Equipment & Services 2.7%
Baker Hughes, Inc.	119,200	3,833,472
Nabors Industries Ltd.*	182,800	7,586,200
Noble Corp.*	53,300	1,907,074
Schlumberger Ltd.	92,900	5,083,488
		18,410,234
Oil & Gas 1.3%
Burlington Resources, Inc.	77,200	4,275,336
ConocoPhillips	76,800	5,035,776
		9,311,112
Financials 7.1%
Banks 0.8%
Bank of America Corp.	69,100	5,557,713
	Shares	Value ($)

Capital Markets 0.5%
State Street Corp.	67,500	3,515,400
Consumer Finance 1.2%
American Express Co.	170,300	8,213,569
Diversified Financial Services 3.6%
Citigroup, Inc.	183,399	8,902,188
Fannie Mae	83,400	6,260,004
Goldman Sachs Group, Inc.	21,300	2,102,949
Lehman Brothers Holdings, Inc.	27,700	2,138,994
Morgan Stanley	92,200	5,335,614
		24,739,749
Insurance 1.0%
AFLAC, Inc.	29,800	1,078,164
American International Group, Inc.	89,637	5,941,140
		7,019,304
Health Care 13.5%
Biotechnology 2.4%
Amgen, Inc.*	18,400	1,137,120
Genentech, Inc.*	115,600	10,816,692
Gilead Sciences, Inc.*	83,300	4,843,062
		16,796,874
Health Care Equipment & Supplies 2.8%
Baxter International, Inc.	149,100	4,550,532
Boston Scientific Corp.*	64,200	2,359,992
Medtronic, Inc.	161,900	7,869,959
Zimmer Holdings, Inc.*	69,700	4,906,880
		19,687,363
Health Care Providers & Services 1.1%
UnitedHealth Group, Inc.	124,600	7,249,228
Pharmaceuticals 7.2%
Abbott Laboratories	221,300	10,312,580
Eli Lilly & Co.	110,600	7,778,498
Johnson & Johnson	245,666	12,691,105
Merck & Co., Inc.	81,800	3,779,160
Pfizer, Inc.	427,775	15,113,291
		49,674,634
Industrials 4.7%
Aerospace & Defense 1.6%
United Technologies Corp.	114,800	10,879,596
Air Freight & Logistics 0.6%
FedEx Corp.	60,200	4,063,500
Industrial Conglomerates 2.5%
3M Co.	47,000	3,996,410
General Electric Co.	442,700	13,714,846
		17,711,256
Information Technology 15.9%
Communications Equipment 1.7%
Cisco Systems, Inc.*	499,100	12,123,139
Computers & Peripherals 2.9%
Dell, Inc.*	67,900	2,305,884
EMC Corp.*	550,000	7,106,000
	Shares	Value ($)

International Business Machines Corp.	112,000	10,380,160
		19,792,044
IT Consulting & Services 0.7%
Fiserv, Inc.*	117,700	4,650,327
Semiconductors & Semiconductor Equipment 5.9%
Applied Materials, Inc.*	428,300	9,615,335
Intel Corp.	538,500	17,339,700
Linear Technology Corp.	127,500	5,363,925
Texas Instruments, Inc.	288,900	8,487,882
		40,806,842
Software 4.7%
BEA Systems, Inc.*	76,300	938,490
Electronic Arts, Inc.*	116,000	5,542,480
Microsoft Corp.	652,800	17,978,112
Microstrategy Inc.*	22	1,155
Oracle Corp.*	269,400	3,556,080
Symantec Corp.*	62,400	2,162,160
VERITAS Software Corp.*	73,600	2,734,976
		32,913,453
Materials 0.5%
Chemicals
Ecolab, Inc.	119,500	3,270,715
Telecommunication Services 0.4%
Diversified Telecommunication Services 0.2%
Verizon Communications, Inc.	37,900	1,329,532
Wireless Telecommunication Services 0.2%
AT&T Wireless Services, Inc.*	186,300	1,488,537
Total Common Stocks (Cost $348,398,382)		424,606,025

Warrants 0.0%
MicroStrategy, Inc.* (Cost $0)	96	24

Convertible Preferred Stocks 0.0%
Hercules Trust II (Cost $82,150)	130	101,400

Preferred Stock 0.0%
CSC Holdings, Inc. (Cost $15,370)	145	15,225

	Principal Amount ($)	Value ($)

Convertible Bonds 0.0%
DIMON, Inc., 6.25%, 3/31/2007	50,000	47,000
Parker Drilling Co., 5.5%, 8/1/2004	70,000	69,913
Total Convertible Bonds (Cost $114,734)		116,913
	Principal Amount ($)	Value ($)

Corporate Bonds 10.4%
Consumer Discretionary 0.9%
American Achieve Corp., 11.625%, 1/1/2007	50,000	55,000
Bally Total Fitness Holdings, 144A, 10.5%, 7/15/2011	50,000	50,250
Boca Resorts, Inc., 9.875%, 4/15/2009	80,000	85,200
Buffets, Inc., 11.25%, 7/15/2010	60,000	64,350
Central Garden & Pet Co., 9.125%, 2/1/2013	50,000	55,500
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	75,000	81,375
Cinemark USA, Inc., 8.5%, 8/1/2008	65,000	67,681
Circus & Eldorado, 10.125%, 3/1/2012	65,000	67,438
Comcast Cable Communications:
6.375%, 1/30/2006	650,000	699,756
6.875%, 6/15/2009	1,000,000	1,127,337
8.375%, 5/1/2007	260,000	301,439
Comcast Corp., 7.05% , 3/15/2033	185,000	201,245
CSC Holdings, Inc., 7.875%, 12/15/2007	65,000	68,575
Dex Media East LLC/Financial Co., 12.125%, 11/15/2012	220,000	270,600
Dex Media West LLC/Finance Co., 144A, 9.875%, 8/15/2013	85,000	98,812
DIMON, Inc.:
144A, 7.75%, 6/1/2013	50,000	51,500
Series B, 9.625%, 10/15/2011	180,000	200,700
EchoStar DBS Corp., 144A, 6.375%, 10/1/2011	50,000	51,250
Eldorado Resorts LLC, 10.5%, 8/15/2006	44,000	44,440
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	50,000	51,750
General Motors Corp., 8.25%, 7/15/2023	430,000	488,226
Group 1 Automotive, Inc., 8.25%, 8/15/2013	50,000	53,500
Herbst Gaming, Inc., 10.75%, 9/1/2008	150,000	168,750
International Game Technology, 8.375%, 5/15/2009	110,000	131,676
Intrawest Corp., 10.5%, 2/1/2010	60,000	66,300
J.C. Penney Co., Inc., 6.875%, 10/15/2015	50,000	52,563
Jacobs Entertainment Co., 11.875%, 2/1/2009	50,000	56,000
Jefra Cosmetics International, Inc., 10.75%, 5/15/2011	75,000	82,312
Keystone Automotive Operation, 144A, 9.75%, 11/1/2013	50,000	53,750
Laidlaw International, Inc., 144A, 10.75%, 6/15/2011	50,000	56,500
Lin Television Corp., 144A, 6.5%, 5/15/2013	50,000	50,063
Mediacom LLC, 7.875%, 2/15/2011	55,000	55,000
MGM Mirage, Inc., 6.0%, 10/1/2009	50,000	51,375
Penn National Gaming, Inc., 8.875%, 3/15/2010	50,000	54,250
PRIMEDIA, Inc., 7.625%, 4/1/2008	80,000	80,800
Remington Arms Co., 10.5%, 2/1/2011	65,000	69,225
Rite Aid Corp., 7.3%, 3/10/2019	55,402	50,138
	Principal Amount ($)	Value ($)

River Rock Entertainment, 144A, 9.75%, 11/1/2011	50,000	53,750
Schuler Homes, Inc., 10.5%, 7/15/2011	90,000	104,400
Scientific Games Corp., 12.5%, 8/15/2010	50,000	59,125
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	120,000	129,600
8.75%, 12/15/2011	95,000	105,450
Six Flags, Inc., 8.875%, 2/1/2010	95,000	97,494
Sonic Automotive, Inc.:
8.625%, 8/15/2013	65,000	68,575
144A, 8.625%, 8/15/2013	30,000	31,650
Transwestern Publishing, Series F, 9.625%, 11/15/2007	130,000	134,550
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	70,000	74,200
Williams Scotsman, Inc., 9.875%, 6/1/2007	60,000	60,750
Worldspan LP/ WS Finance Corp., 144A, 9.625%, 6/15/2011	50,000	51,500
		6,285,670
Consumer Staples 0.1%
Agrilink Foods, Inc., 11.875%, 11/1/2008	15,000	15,937
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	109,000	129,710
Michael Foods, Inc., 144A, 8.0%, 11/15/2013	50,000	52,125
Pilgrim's Pride Corp., 9.625%, 9/15/2011	50,000	55,000
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013	50,000	51,750
Salton, Inc., 10.75%, 12/15/2005	50,000	51,000
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	105,000	110,644
United Agri Products, 144A, 8.25%, 12/15/2011	50,000	51,375
		517,541
Energy 0.7%
Avista Corp., 9.75%, 6/1/2008	225,000	267,750
Citgo Petroleum Corp., 11.375%, 2/1/2011	180,000	208,800
Gulfterra Energy Partner, 6.25%, 6/1/2010	50,000	52,000
Hanover Compressor Co., 8.625%, 12/15/2010*	50,000	52,000
Lone Star Technologies, Inc., Series B, 9.0%, 6/1/2011	60,000	59,400
Newpark Resources, Inc., 8.625%, 12/15/2007	60,000	62,100
Parker Drilling Co.:
144A, 9.625%, 10/1/2013	50,000	52,000
Series B, 10.125%, 11/15/2009	60,000	63,600
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	2,090,000	2,149,461
Pioneer Natural Resources Co., 9.625%, 4/1/2010	70,000	87,109
Southern Natural Gas, 8.875%, 3/15/2010	50,000	56,250
Stone Energy Corp., 8.25%, 12/15/2011	95,000	103,550
	Principal Amount ($)	Value ($)

Tri-State Generation & Trans Association, 144A, 7.144%, 7/31/2033	1,340,000	1,426,041
Westport Resources Corp., 8.25%, 11/1/2011	55,000	60,500
Williams Cos., Inc., 8.75%, 3/15/2032	50,000	56,500
Williams Holdings of Delaware, Inc., 6.5%, 12/1/2008	50,000	51,688
		4,808,749
Financials 4.6%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	120,000	120,300
American International Group, Inc., 144A, 4.25%, 5/15/2013	1,930,000	1,830,624
AmeriCredit Corp.:
9.25%, 5/1/2009	105,000	110,250
9.875%, 4/15/2006	95,000	99,750
ASIF Global Finance, 144A, 4.9%, 1/17/2013	2,455,000	2,439,956
CBRE Escrow, Inc., 144A, 9.75%, 5/15/2010	50,000	55,500
Citigroup, Inc., 6.0%, 10/31/2033	2,145,000	2,144,779
Dollar Financial Group, Inc., 144A, 9.75%, 11/15/2011	65,000	67,275
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	95,000	99,275
Ford Motor Credit Co.:
5.8%, 1/12/2009	1,000,000	1,029,853
6.875%, 2/1/2006	1,193,000	1,273,298
7.5%, 3/15/2005	520,000	548,815
General Motors Acceptance Corp., 6.75%, 1/15/2006	3,735,000	4,009,706
Household Finance Corp., 6.5%, 1/24/2006	1,765,000	1,908,805
IOS Capital LLC, 7.25%, 6/30/2008	70,000	74,550
iStar Financial, Inc., 6.5%, 12/15/2013	60,000	61,200
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	2,890,000	2,904,415
Nationwide Building Society, 144A, 5.25%, 1/15/2014	1,760,000	1,775,953
PEI Holding, Inc., 11.0%, 3/15/2010	50,000	58,000
PLC Trust, 144A, 2.709%, 3/31/2006	1,650,000	1,650,000
PNC Funding Corp., 5.75%, 8/1/2006	1,550,000	1,664,094
Prudential Financial, Inc., 5.75%, 7/15/2033	1,150,000	1,086,195
PXRE Capital Trust I, 8.85%, 2/1/2027	50,000	46,125
R.H. Donnelly Finance Corp.:
10.875%, 12/15/2012	30,000	35,588
144A, 10.875%, 12/15/2012	50,000	59,312
SLM Corp., 5.625%, 8/1/2033	675,000	640,338
St. George Bank Ltd., 144A, 5.3%, 10/15/2015	530,000	530,416
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	70,000	73,500
Universal City Development, 144A, 11.75%, 4/1/2010	50,000	58,500
Verizon Global Funding Corp.:
7.25%, 12/1/2010	2,290,000	2,636,676
7.75%, 12/1/2030	510,000	599,102
Wachovia Corp., 7.5%, 7/15/2006	275,000	310,211
	Principal Amount ($)	Value ($)

Westpac Capital Trust III, 144A, 5.819%, 12/29/2049	1,670,000	1,723,557
		31,725,918
Health Care 0.5%
AmerisourceBergen Corp., 7.25%, 11/15/2012	80,000	86,200
Biovail Corp., 7.875%, 4/1/2010	65,000	66,300
Health Care Service Corp., 144A, 7.75%, 6/15/2011	2,695,000	3,154,641
Norcross Safety Products, 144A, 9.875%, 8/15/2011	50,000	54,875
Tenet Healthcare Corp.:
6.375%, 12/1/2011	210,000	201,600
7.375%, 2/1/2013	105,000	105,525
		3,669,141
Industrials 1.0%
Allied Waste North America, Inc.:
Series B, 8.5%, 12/1/2008	110,000	122,375
Series B, 8.875%, 4/1/2008	65,000	72,800
Atrium Companies, Inc., 144A, 10.5%, 5/1/2009	50,000	53,500
AutoNation, Inc., 9.0%, 8/1/2008	50,000	57,375
Avondale Mills, Inc., 10.25%, 7/1/2013	55,000	34,650
BAE System 2001 Asset Trust, "B", Series B 2001, 144A, 7.156%, 12/15/2011	325,107	354,868
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	75,000	80,250
Collins & Aikman Products, 10.75%, 12/31/2011	75,000	73,688
Corrections Corp. of America, 9.875%, 5/1/2009	80,000	89,300
CP Ships Ltd., 10.375%, 7/15/2012	90,000	104,400
Dana Corp., 7.0%, 3/1/2029	100,000	99,375
Delta Air Lines, Inc.:
Series 2002-1, 6.718%, 7/2/2024	627,241	671,209
7.7%, 12/15/2005	85,000	80,219
Equistar Chemicals LP, 144A, 10.625%, 5/1/2011	50,000	55,250
Golden State Petroleum Transportation, 8.04%, 2/1/2019	50,000	48,646
Hercules, Inc., 11.125%, 11/15/2007	155,000	185,612
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	50,000	55,250
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	55,000	61,875
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	50,000	55,000
Kansas City Southern, 9.5%, 10/1/2008	95,000	105,450
Metaldyne Corp., 144A, 10.0%, 11/1/2013	50,000	50,500
Millennium America, Inc., 9.25%, 6/15/2008	305,000	332,450
Mobile Mini, Inc., 9.5%, 7/1/2013	50,000	55,000
Plainwell, Inc., Series B, 11.0%, 3/1/2008	1,020,000	61,200
Quintiles Transnational Corp., 144A, 10.0%, 10/1/2013	50,000	54,000
Seabulk International, Inc., 9.5%, 8/15/2013	50,000	52,000
Ship Finance International Ltd., 144A, 8.5%, 12/15/2013	60,000	59,400
	Principal Amount ($)	Value ($)

Sociedad Concesionaria Autopista Contral, 144A, 6.223%, 12/15/2026	2,015,000	2,019,957
Systems 2001 Asset Trust LLC, "G", Series 2001, 144A, 6.664%, 9/15/2013	887,957	981,370
Tech Olympic USA, Inc., 10.375%, 7/1/2012	50,000	56,000
The Brickman Group, Ltd., 11.75%, 12/15/2009	50,000	58,250
Tyco International Group SA, 144A, 6.0%, 11/15/2013	360,000	370,800
Westlake Chemical Corp., 144A, 8.75%, 7/15/2011	90,000	98,550
		6,710,569
Information Technology 0.0%
DigitalNet, Inc., 9.0%, 7/15/2010	32,000	34,640
Materials 0.5%
ARCO Chemical Co., 9.8%, 2/1/2020	155,000	155,775
Caraustar Industries, Inc., 9.875%, 4/1/2011	50,000	54,000
Cascades, Inc., 7.25%, 2/15/2013	85,000	89,675
Dayton Superior Corp., 144A, 10.75%, 9/15/2008	50,000	51,250
Dow Chemical Co., 7.0%, 8/15/2005	1,625,000	1,738,284
Equistar Chemicals LP, 8.75%, 2/15/2009	220,000	229,900
Euramax International PLC, 144A, 8.5%, 8/15/2011	50,000	53,375
Georgia-Pacific Corp.:
144A, 8.0%, 1/15/2024	325,000	331,500
8.875%, 2/1/2010	90,000	102,600
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	55,000	60,775
Huntsman International LLC, 144A, 11.625%, 10/15/2010	50,000	51,000
IMC Global, Inc., 144A, 10.875%, 8/1/2013	85,000	93,075
Owens-Brockway Glass Container, 8.25%, 5/15/2013	90,000	96,637
Pliant Corp., 11.125%, 9/1/2009	75,000	81,000
Rockwood Specialties Corp., 144A, 10.625%, 5/15/2011	50,000	55,750
Tekni-Plex, Inc., 144A, 8.75%, 11/15/2013	50,000	52,125
Texas Industries, Inc., 144A, 10.25%, 6/15/2011	50,000	56,500
TriMas Corp., 9.875%, 6/15/2012	60,000	62,550
United States Steel LLC, 9.75%, 5/15/2010	80,000	90,000
		3,505,771
Telecommunication Services 0.4%
ACC Escrow Corp., 144A, 10.0%, 8/1/2011	155,000	172,825
Cincinnati Bell, Inc., 144A, 8.375%, 1/15/2014	160,000	172,000
Insight Midwest LP, 144A, 10.5%, 11/1/2010	50,000	54,375
Nortel Networks Corp., 6.125%, 2/15/2006	185,000	187,313
Northern Telecom Capital, 7.875%, 6/15/2026	50,000	50,000
PCCW Capital Ltd., 144A, 6.0%, 7/15/2013	740,000	755,421
	Principal Amount ($)	Value ($)

Qwest Services Corp., 5.625%, 11/15/2008	375,000	371,250
Shaw Communications, Inc., 8.25%, 4/11/2010	50,000	56,625
Telecomunicaciones de Puerto Rico, Inc., 6.65%, 5/15/2006	910,000	986,315
		2,806,124
Utilities 1.7%
AEP Texas Central Co., 5.5%, 2/15/2013	821,000	841,035
Alabama Power Co., 7.125%, 8/15/2004	800,000	828,206
American Electric Power, 6.125%, 5/15/2006	940,000	1,012,932
Appalachian Power Co., 5.95%, 5/15/2033	1,330,000	1,279,328
CMS Energy Corp.:
7.5%, 1/15/2009	170,000	175,100
144A, 7.75%, 8/1/2010	50,000	52,563
8.5%, 4/15/2011	50,000	54,000
Consumers Energy Co., 144A, 4.0%, 5/15/2010	1,245,000	1,204,669
El Paso Production Holding Corp., 144A, 7.75%, 6/1/2013	165,000	162,525
Illinova Corp., 11.5%, 12/15/2010	55,000	66,000
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	120,000	126,150
Progress Energy, Inc., 6.75%, 3/1/2006	2,550,000	2,764,575
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	85,000	92,650
United Energy Distribution Corp., 144A, 4.7%, 4/15/2011	960,000	973,583
Xcel Energy, Inc., 7.0%, 12/1/2010	1,780,000	2,018,431
		11,651,747
Total Corporate Bonds (Cost $71,047,013)		71,715,870

Asset Backed 3.9%
Automobile Receivables 2.0%
Americredit Automobile Receivables Trust, "A3", Series 2002-1, 4.23%, 10/6/2006	2,385,000	2,424,179
Capital One Auto Finance Trust:
"A4A", Series 2003-A, 2.47%, 1/15/2010	2,420,000	2,387,123
"A4", Series 2003-B, 3.18%, 9/15/2010	1,360,000	1,361,488
Household Automotive Trust, "A4", Series 2002-1, 4.39%, 5/18/2009	2,890,000	2,989,109
MMCA Automobile Trust:
"A4", Series 2002-4, 3.05%, 11/16/2009	700,000	695,779
"B", Series 2002-1, 5.37%, 1/15/2010	2,487,446	2,398,631
WFS Financial Owner Trust, "A4", Series 2002-2, 4.5%, 2/20/2010	1,590,000	1,645,691
		13,902,000
Home Equity Loans 0.8%
Countrywide Alternative Loan Trust, "A3", Series 2002-2, 5.0%, 4/25/2032	1,278,289	1,289,378
	Principal Amount ($)	Value ($)

Countrywide Home Loan, Series 2002-36, 5.25%, "A16", 1/25/2033	2,430,000	2,487,426
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	2,107,783	2,243,387
		6,020,191
Manufactured Housing Receivables 0.2%
Conseco Finance Securitizations Corp., "A4", Series 2001-1, 6.21%, 7/1/2032	1,290,000	1,307,985
Miscellaneous 0.9%
Federal Home Loan Mortgage Corp., "3A", Series T-41, 7.5%, 7/25/2032	973,493	1,065,975
Northwest Airlines "G", Series 1999-3, 7.935%, 10/1/2020	893,019	972,458
PSE&G Transition Funding LLC, "A7", Series 2001-1, 6.89%, 12/15/2017	1,335,000	1,545,932
US Airways Aircraft Certificate Owner Trust, Series 2003-1A, 144A, 5.551%, 9/20/2022	2,385,000	2,465,661
		6,050,026
Total Asset Backed (Cost $27,162,785)		27,280,202

Foreign Bonds - US$ Denominated 2.9%
Alcan, Inc., 6.125%, 12/15/2033	1,685,000	1,695,265
Arcel Finance Ltd.:
144A, 5.984%, 2/1/2009	2,170,000	2,328,367
144A, 7.048%, 9/1/2011	790,000	813,700
Axtel SA, 144A, 11.0%, 12/15/2013	75,000	76,500
Brazilian Merchant Voucher, 144A, 5.911%, 6/15/2011	750,000	731,250
Burns, Philp & Co., Ltd., 144A, 9.75%, 7/15/2012	50,000	53,500
Celulosa Arauco y Constitucion SA, 7.75%, 9/13/2011	435,000	503,900
Conproca SA de CV, 12.0%, 6/16/2010	100,000	128,500
Crown Euro Holdings SA, 10.875%, 3/1/2013	80,000	94,100
Eircom Funding, 8.25%, 8/15/2013	60,000	66,450
Embratel Participacoes SA, 144A, 11.0%, 12/15/2008	50,000	51,375
Esprit Telecom Group PLC, 11.5%, 12/15/2007*	630,000	63
Fage Dairy Industry SA, 9.0%, 2/1/2007	230,000	234,888
Federal Republic of Brazil, C Bond, 8.0%, 4/15/2014	190,869	187,051
France Telecom, 9.0%, 3/1/2011	810,000	972,876
Gazprom OAO, 144A, 9.625%, 3/1/2013	100,000	110,250
Hutchinson Whamp International Ltd., 144A, 7.45%, 11/24/2033	265,000	276,003
Innova S. de R.L., 144A, 9.375%, 9/19/2013	90,000	92,363
LeGrand SA, 8.5%, 2/15/2025	50,000	52,813
Luscar Coal Ltd., 9.75%, 10/15/2011	60,000	67,950
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	70,000	73,850
Mobile Telesystems Financial SA, 144A, 8.375%, 10/14/2010	65,000	66,300
	Principal Amount ($)	Value ($)

Petroleos Mexicanos, 9.5%, 9/15/2027	775,000	922,250
PTC International Finance II SA, 11.25%, 12/1/2009	50,000	55,000
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	1,155,000	1,100,709
Royal Bank of Scotland Group PLC, Series 3, 7.816%, 11/29/2049	1,045,000	1,148,523
Royal Caribbean International, 7.5%, 10/15/2027	50,000	49,000
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	1,735,000	1,896,594
Stena AB, 144A, 7.5%, 11/1/2013	50,000	51,500
Tembec Industries, Inc., 8.5%, 2/1/2011	195,000	201,825
TFM SA de CV:
10.25%, 6/15/2007	170,000	177,650
Step-Up Coupon, 11.75%, 6/15/2009	55,000	56,512
12.5%, 6/15/2012	50,000	57,000
Tyco International Group SA:
5.8%, 8/1/2006	1,375,000	1,454,062
6.375%, 2/15/2006	1,270,000	1,352,550
Ukraine Government, 144A, 7.65%, 6/11/2013	50,000	52,000
United Mexican States, 7.5%, 4/8/2033	159,000	164,565
Vicap SA, 11.375%, 5/15/2007	60,000	58,800
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	50,000	48,500
Vivendi Universal SA:
144A, 6.25%, 7/15/2008	50,000	52,938
144A, 9.25%, 4/15/2010	110,000	130,350
WMC Finance USA, 5.125%, 5/15/2013	2,535,000	2,498,207
Total Foreign Bonds - US$ Denominated (Cost $20,475,831)		20,205,849

US Government Backed 3.0%
US Treasury Bond:
5.375%, 2/15/2031	80,000	83,428
6.0%, 2/15/2026	9,553,000	10,593,752
US Treasury Note:
1.625%, 4/30/2005	8,568,000	8,593,772
5.0%, 8/15/2011	1,627,000	1,741,144
Total US Government Backed (Cost $20,375,719)		21,012,096

US Government Agency Sponsored Pass-Thrus 5.7%
Federal Home Loan Mortgage Corp.:
2.875%, 12/15/2006	2,610,000	2,628,711
3.5%, 9/15/2020	1,900,000	1,925,659
5.0% with various maturities from 1/15/2023 until 1/1/2034 (c)	3,265,000	3,209,710
6.5%, 10/1/2033	659,389	690,740
Federal National Mortgage Association:
4.5%, 10/25/2015	1,870,000	1,916,770
5.0% with various maturities from 6/1/2018 until 8/1/2023	3,228,212	3,264,123
	Principal Amount ($)	Value ($)

5.5% with various maturities from 3/1/2018 until 12/1/2033 (c)	11,335,743	11,562,601
5.946%, 2/1/2012	4,080,235	4,464,141
6.0% with various maturities from 11/1/2017 until 1/1/2034 (c)	5,504,258	5,709,301
6.37%, 1/1/2008	3,000,000	3,315,993
6.5% with various maturities from 5/1/2017 until 8/1/2032	354,760	375,842
8.0%, 9/1/2015	446,397	478,906
Total US Government Agency Sponsored Pass-Thrus (Cost $38,717,249)		39,542,497

Collateralized Mortgage Obligations 8.5%
Countrywide Home Loans, "1A6", Series 2003-1, 5.5%, 3/25/2033	1,098,480	1,127,454
CountryWide Home Loans, Series 2002-27, 5.5%, 12/25/2032	2,430,000	2,464,572
Federal Home Loan Mortgage Corp.:
"ME", Series 2691, 4.5%, 4/15/2032	3,040,000	2,891,595
"QH", Series 2694, 4.5%, 3/15/2032	2,990,000	2,822,029
"DB", Series 2483, 5.5%, 9/15/2012	942,122	944,328
"PE", Series 2512, 5.5%, 2/15/2022	420,000	432,985
"BD", Series 2453, 6.0%, 5/15/2017	2,250,000	2,391,417
"DA", Series 2444, 6.5%, 2/15/2030	130,788	131,576
Federal National Mortgage Association:
"3A2B", Series 2003-W10, Whole Loan, 3.056%, 7/25/2037	1,250,000	1,253,066
"PU", Series 2003-33, 4.5%, 5/25/2033	1,871,823	1,914,874
"A2", Series 2002-W10, 4.7%, 8/25/2042	790,000	804,717
"A2", Series 2002-W9, 4.7%, 8/25/2042	749,937	755,771
"2A3", Series 2003-W15, 4.71%, 8/25/2043	2,940,000	3,032,618
"1A3", Series 2003-W19, 4.783%, 11/25/2033	1,175,000	1,209,442
"PE", Series 2002-3, 5.5%, 8/25/2015	4,690,000	4,867,980
"AN", Series 2000-27, 6.0%, 8/25/2030	380,092	392,840
"B", Series 1999-32, 6.0%, 7/25/2029	832,303	863,325
"PD", Series 2002-31, 6.0%, 11/25/2021	6,500,000	6,851,994
"QN", Series 2001-51, 6.0%, 10/25/2016	3,110,000	3,278,126
"VD", Series 2002-56, 6.0%, 4/25/2020	519,677	533,554
"HM", Series 2002-36, 6.5%, 12/25/2029	281,273	289,356
"A2", Series 2002-T16, 7.0%, 7/25/2042	2,022,636	2,182,552
"2A", Series 2002-W6, 7.5%, 6/25/2042	2,577,977	2,814,829
"A5", Series 2002-W4, 7.5%, 5/25/2042	1,038,184	1,133,567
	Principal Amount ($)	Value ($)

FHLMC Structured Pass Through Securities, "3A", Series T-58, 7.0%, 9/25/2043	1,242,515	1,333,924
Master Asset Securitization Trust:
"3A2", Series 2003-2, 4.25%, 4/25/2033	2,315,012	2,287,621
Series 2003-6, 5.5%, 7/25/2033	1,883,810	1,925,245
Residential Asset Securities Corp., "AI", Series 2003-KS9, 4.71%, 3/25/2033	1,845,000	1,836,640
Structured Asset Securities Corp., Series 2003-1, 6.0%, 2/25/2018	177,875	183,517
Washington Mutual MSC Mortgage Pass-Through, "3A1", Series 2003-MS6, 4.55%, 5/25/2033	3,565,196	3,644,200
Wells Fargo Mortgage Backed Securities Trust, "1A1", Series 2003-6, 5.0%, 6/25/2018	2,344,645	2,394,419
Total Collateralized Mortgage Obligations (Cost $57,838,950)		58,990,133

Municipal Investments 2.0%
Broward County, Airport Revenue, Airport Systems Revenue, Series J-2, 6.13%, 10/1/2007 (d)	1,000,000	1,099,220
Illinois, Higher Education Revenue, Educational Facilities Authority, Series C, 7.1%, 7/1/2012 (d)	1,000,000	1,158,240
Mashantucket, CT, Special Assessment Revenue, Western Pequot Tribe Special Revenue, Series A, 144A, 6.57%, 9/1/2013 (d)	1,285,000	1,426,941
New York, GO, Environmental Facilities Corp., Series B, 4.95%, 1/1/2013 (d)	1,895,000	1,903,205
	Principal Amount ($)	Value ($)

Ohio, Sales & Special Tax Revenue, 7.6%, 10/1/2016 (d)	1,000,000	1,134,490
Passaic County, County GO, 5.0%, 2/15/2017 (d)	1,735,000	1,692,527
Texas, American Campus Propertys Student Housing Financing Ltd, 6.125%, 8/1/2023 (d)	1,040,000	1,065,376
Union County, NJ, Student Loan Revenue, Improvement Authority Revenue, 5.29%, 4/1/2018 (d)	1,185,000	1,174,347
Washington, Industrial Development Revenue, 3.5%, 10/1/2010 (d)	1,840,000	1,764,376
Wisconsin, General Revenue, Series A, 5.7%, 5/1/2026 (d)	1,060,000	1,068,936
Total Municipal Investments (Cost $13,434,880)		13,487,658

Government National Mortgage Association 0.2%
Government National Mortgage Association, 5.0%, 9/20/2033 (Cost $1,182,015)	1,190,760	1,178,619

	Shares	Value ($)

Cash Equivalents 2.2%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $15,492,282)	15,492,282	15,492,282
Total Investment Portfolio - 100.0% (Cost $614,337,360) (a)		693,744,793

Notes to Scudder Total Return Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $625,388,563. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $68,356,230. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $81,504,220 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,147,990.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Mortgage dollar roll included.
(d) Bond is insured by one of these companies:
Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	0.5%
FGIC	Financial Guaranty Insurance Company	0.3%
FSA	Financial Security Assurance	0.7%
MBIA	Municipal Bond Investors Assurance	0.4%

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home loan Mortgage Corp. and the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $598,845,078)	$ 678,252,511
Investment in Scudder Cash Management QP Trust (cost $15,492,282)	15,492,282
Total investments in securities, at value (cost $614,337,360)	693,744,793
Cash	641,461
Foreign currency, at value (cost $2,172)	2,202
Receivable for investments sold	54,515
Dividends receivable	358,174
Interest receivable	2,349,328
Receivable for Portfolio shares sold	140,244
Foreign taxes recoverable	2,766
Other assets	18,915
Total assets	697,312,398
Liabilities
Payable for investments purchased	10,341
Payable for investments purchased - mortgage dollar rolls	7,756,072
Payable for Portfolio shares redeemed	732,020
Deferred mortgage dollar roll income	11,300
Accrued management fee	332,122
Other accrued expenses and payables	138,007
Total liabilities	8,979,862
Net assets, at value	$ 688,332,536
Net Assets
Net assets consist of: Undistributed net investment income	10,239,991
Net unrealized appreciation (depreciation) on: Investments	79,407,433
Foreign currency related transactions	504
Accumulated net realized gain (loss)	(123,478,027)
Paid-in capital	722,162,635
Net assets, at value	$ 688,332,536
Class A Net Asset Value, offering and redemption price per share ($667,287,099 / 31,305,397 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.32
Class B Net Asset Value, offering and redemption price per share ($21,045,437 / 988,869 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.28

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends	$ 4,482,923
Interest	11,366,579
Interest - Scudder Cash Management QP Trust	273,917
Total Income	16,123,419
Expenses: Management fee	3,591,741
Custodian fees	42,307
Distribution service fees (Class B)	24,991
Record keeping fees (Class B)	13,883
Auditing	100,937
Legal	30,019
Trustees' fees and expenses	7,496
Reports to shareholders	40,365
Other	50,381
Total expenses, before expense reductions	3,902,120
Expense reductions	(727)
Total expenses, after expense reductions	3,901,393
Net investment income (loss)	12,222,026
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(15,815,277)
Foreign currency related transactions	1,423
(15,813,854)
Net unrealized appreciation (depreciation) during the period on: Investments	112,166,743
Foreign currency related transactions	(927)
112,165,816
Net gain (loss) on investment transactions	96,351,962
Net increase (decrease) in net assets resulting from operations	$ 108,573,988

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ 12,222,026	$ 17,568,380
Net realized gain (loss) on investment transactions	(15,813,854)	(42,359,095)
Net unrealized appreciation (depreciation) on investment and foreign currency transactions during the period	112,165,816	(103,336,856)
Net increase (decrease) in net assets resulting from operations	108,573,988	(128,127,571)
Distributions to shareholders from: Net investment income Class A	(19,941,338)	(21,620,590)
Class B	(91,069)	-
Portfolio share transactions: Class A Proceeds from shares sold	10,694,541	33,792,802
Reinvestment of distributions	19,941,338	21,620,590
Cost of shares redeemed	(90,416,600)	(126,556,428)
Net increase (decrease) in net assets from Class A share transactions	(59,780,721)	(71,143,036)
Class B Proceeds from shares sold	19,711,965	824,035*
Reinvestment of distributions	91,069	-*
Cost of shares redeemed	(1,167,522)	(9,195)*
Net increase (decrease) in net assets from Class B share transactions	18,635,512	814,840
Increase (decrease) in net assets	47,396,372	(220,076,357)
Net assets at beginning of period	640,936,164	861,012,521
Net assets at end of period (including undistributed net investment income of $10,239,991 and $18,300,385, respectively)	$ 688,332,536	$ 640,936,164
Other Information
Class A Shares outstanding at beginning of period	34,306,666	38,151,295
Shares sold	549,966	1,590,630
Shares issued to shareholders in reinvestment of distributions	1,101,123	987,692
Shares redeemed	(4,652,358)	(6,422,951)
Net increase (decrease) in Portfolio shares	(3,001,269)	(3,844,629)
Shares outstanding at end of period	31,305,397	34,306,666
Class B Shares outstanding at beginning of period	43,090	-
Shares sold	999,072	43,573*
Shares issued to shareholders in reinvestment of distributions	5,023	-*
Shares redeemed	(58,316)	(483)*
Net increase (decrease) in Portfolio shares	945,779	43,090
Shares outstanding at end of period	988,869	43,090

* For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001[a]	2000[b]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 18.66	$ 22.57	$ 25.91	$ 28.82	$ 27.35
Income (loss) from investment operations: Net investment income (loss)[c]	.37	.47	.61	.74	.84
Net realized and unrealized gain (loss) on investment transactions	2.90	(3.81)	(2.20)	(1.40)	3.03
Total from investment operations	3.27	(3.34)	(1.59)	(.66)	3.87
Less distributions from: Net investment income	(.61)	(.57)	(.80)	(.90)	(.90)
Net realized gains on investment transactions	-	-	(.95)	(1.35)	(1.50)
Total distributions	(.61)	(.57)	(1.75)	(2.25)	(2.40)
Net asset value, end of period	$ 21.32	$ 18.66	$ 22.57	$ 25.91	$ 28.82
Total Return (%)	18.10	(15.17)	(6.09)	(2.63)	14.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	667	640	861	851	952
Ratio of expenses (%)	.59	.58	.58	.61	.61
Ratio of net investment income (loss) (%)	1.88	2.32	2.63	2.75	3.12
Portfolio turnover rate (%)	102[d]	140	115	107	80

a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
c Based on average shares outstanding during the period.
d The portfolio turnover rate including mortgage dollar roll transactions was 108% for the year ended December 31, 2003.

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.64	$ 19.46
Income (loss) from investment operations: Net investment income (loss)[b]	.28	.18
Net realized and unrealized gain (loss) on investment transactions	2.92	(1.00)
Total from investment operations	3.20	(.82)
Less distributions from: Net investment income	(.56)	-
Net asset value, end of period	$ 21.28	$ 18.64
Total Return (%)	17.66	(4.21)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21.8
Ratio of expenses (%)	.99	.86*
Ratio of net investment income (loss) (%)	1.48	1.96*
Portfolio turnover rate (%)	102[c]	140

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
c The portfolio turnover rate including mortgage dollar roll transactions was 108% for the year ended December 31, 2003.
* Annualized
** Not annualized

Management Summary December 31, 2003

SVS Davis Venture Value Portfolio

The stock market rebounded sharply in 2003 after several years of negative returns by the Standard & Poor's 500 (S&P 500) index. Nearly all segments of the stock market gained ground. The portfolio posted strong returns as well. For the 12 months ended December 31, 2003, Class A shares returned a total return of 29.84% (Class A shares, unadjusted for contract charges) and outperformed the 28.68% return posted by the S&P 500 index. The Russell 1000 Value index had a return of 30.03% for the one year period ending December 31, 2003. Please see the following page for standardized performance as of December 31, 2003.

The investment strategy we employ in managing the portfolio is based on research. We perform extensive research to help us locate stocks of companies with expanding earnings at prices that we believe are trading at attractive values. We seek to hold portfolio investments for the long term.

Our primary focus is on choosing individual stocks that meet our investment criteria, rather than on sector positioning. In 2003, our stock selection contributed more to relative performance than did the portfolio's sector positioning. With that said, three of the portfolio's overweight sector positions - financial services, consumer non-durables and energy - posted strong performance and outperformed those respective S&P 500 sectors.

Some of the strongest performing stocks from the portfolio's top-10 holdings were: Progressive Corp., a financial services company, Tyco International Ltd., a capital goods company and HSBC Holdings PLC, another financial services company. Weaker top-10 holdings were American International Group, Inc. and Berkshire Hathaway, Inc. While these two holdings gained ground in the period, their returns trailed the return of the S&P 500 index.

Christopher C. Davis
Kenneth Charles Feinberg

Co-Managers
Davis Selected Advisers, L.P., Subadvisor to the Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio has stock market and equity risks, which means stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

In this report Davis Selected Advisers makes candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the investment strategies will be successful. Market values will vary so that an investor may experience a gain or a loss.

Performance Summary December 31, 2003

SVS Davis Venture Value Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio has stock market and equity risks, which means stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Davis Venture Value Portfolio from 5/1/2001 to 12/31/2003
[] SVS Davis Venture Value Portfolio - Class A [] Russell 1000 Value Index

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
SVS Davis Venture Value Portfolio		1-Year	Life of Portfolio*
Class A	Growth of $10,000	$12,984	$10,387
	Average annual total return	29.84%	1.43%
Russell 1000 Value Index	Growth of $10,000	$13,003	$10,501
	Average annual total return	30.03%	1.88%
SVS Davis Venture Value Portfolio		1-Year	Life of Class**
Class B	Growth of $10,000	$12,942	$12,121
	Average annual total return	29.42%	13.68%
Russell 1000 Value Index	Growth of $10,000	$13,003	$11,535
	Average annual total return	30.03%	9.99%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

SVS Davis Venture Value Portfolio

	Shares	Value ($)

Common Stocks 92.7%
Consumer Discretionary 3.6%
Hotel Restaurants & Leisure 0.8%
Marriott Internatioal, Inc. "A"	42,800	1,977,360
Media 2.3%
Gannett Co., Inc.	20,000	1,783,200
Lagardere S.C.A.	54,700	3,149,805
WPP Group PLC (ADR)	19,200	943,680
		5,876,685
Specialty Retail 0.5%
AutoZone, Inc.*	14,400	1,227,024
Consumer Staples 12.2%
Beverages 2.0%
Diageo PLC (ADR)	74,300	3,927,498
Heineken Holding NV "A"	32,800	1,119,538
		5,047,036
Food & Drug Retailing 3.1%
Costco Wholesale Corp.*	206,700	7,685,106
Food Products 1.4%
Hershey Foods Corp.	27,800	2,140,322
Kraft Foods, Inc. "A"	42,700	1,375,794
		3,516,116
Tobacco 5.7%
Altria Group, Inc.	262,600	14,290,692
Energy 6.2%
Oil & Gas 6.2%
ConocoPhillips	88,660	5,813,436
Devon Energy Corp.	82,800	4,741,128
EOG Resources, Inc.	56,000	2,585,520
Occidental Petroleum Corp.	56,800	2,399,232
		15,539,316
Financials 51.3%
Banks 16.9%
Bank One Corp.	190,200	8,671,218
Fifth Third Bancorp.	54,500	3,220,950
Golden West Financial Corp.	76,900	7,935,311
HSBC Holdings PLC	605,641	9,494,450
Lloyds TSB Group PLC (ADR)	69,300	2,255,715
Takefuji Corp.	28,800	1,343,464
Wells Fargo & Co.	159,600	9,398,844
		42,319,952
Capital Markets 0.3%
State Street Corp.	14,000	729,120
Consumer Finance 7.3%
American Express Co.	379,600	18,308,108
Diversified Financial Services 6.9%
Citigroup, Inc.	202,700	9,839,058
Janus Capital Group, Inc.	35,200	577,632
Moody's Corp.	48,200	2,918,510
Morgan Stanley	44,500	2,575,215
	Shares	Value ($)

Principal Financial Group, Inc.	28,800	952,416
Providian Financial Corp.*	18,500	215,340
		17,078,171
Insurance 18.1%
American International Group, Inc.	210,700	13,965,196
Aon Corp.	90,800	2,173,752
Berkshire Hathaway, Inc. "B"*	3,875	10,908,125
Chubb Corp.	12,500	851,250
Loews Corp.	84,100	4,158,745
Markel Corp.*	1,300	329,563
Progressive Corp.	98,700	8,250,333
Sun Life Financial, Inc.	17,000	425,340
Transatlantic Holdings, Inc.	50,250	4,060,200
		45,122,504
Real Estate 1.8%
CenterPoint Properties Trust (REIT)	60,800	4,553,920
Health Care 4.3%
Health Care Providers & Services 1.0%
HCA, Inc.	57,400	2,465,904
Pharmaceuticals 3.3%
Eli Lilly & Co.	51,200	3,600,896
Merck & Co., Inc.	18,400	850,080
Novartis AG (Registered)	28,500	1,290,232
Pfizer, Inc.	67,700	2,391,841
		8,133,049
Industrials 7.0%
Air Freight & Logistics 1.0%
United Parcel Service, Inc. "B"	32,800	2,445,240
Commercial Services & Supplies 2.2%
D&B Corp.*	49,900	2,530,429
H&R Block, Inc.	52,000	2,879,240
		5,409,669
Industrial Conglomerates 3.8%
Tyco International Ltd.	359,462	9,525,743
Information Technology 3.0%
Computers & Peripherals 1.7%
Lexmark International, Inc.*	53,400	4,199,376
Semiconductors & Semiconductor Equipment 0.4%
Agere Systems, Inc. "A"*	346,500	1,056,825
Software 0.9%
Microsoft Corp.	81,000	2,230,740
Materials 5.1%
Construction Materials 1.5%
Martin Marietta Materials, Inc.	40,100	1,883,497
Vulcan Materials Co.	39,800	1,893,286
		3,776,783
Containers & Packaging 3.6%
Sealed Air Corp.*	163,200	8,835,648
Total Common Stocks (Cost $197,726,549)		231,350,087
	Shares	Value ($)

Cash Equivalents 7.3%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $18,266,900)	18,266,900	18,266,900
Total Investment Portfolio - 100.0% (Cost $215,993,449) (a)		249,616,987

Notes to SVS Davis Venture Value Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $216,463,566. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $33,153,421. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $37,030,648 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,877,227.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $197,726,549)	$ 231,350,087
Investment in Scudder Cash Management QP Trust (cost $18,266,900)	18,266,900
Total investments in securities, at value (cost $215,993,449)	249,616,987
Cash	1,898
Dividends receivable	250,395
Interest receivable	14,957
Receivable for Portfolio shares sold	149,335
Other assets	5,072
Total assets	250,038,644
Liabilities
Payable for investments purchased	253,805
Payable for Portfolio shares redeemed	95,197
Accrued management fee	199,662
Other accrued expenses and payables	27,976
Total liabilities	576,640
Net assets, at value	$ 249,462,004
Net Assets
Net assets consist of: Undistributed net investment income	964,815
Net unrealized appreciation (depreciation) on investments	33,623,538
Accumulated net realized gain (loss)	(6,885,399)
Paid-in capital	221,759,050
Net assets, at value	$ 249,462,004
Class A Net Asset Value, offering and redemption price per share ($220,154,437 / 21,351,155 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.31
Class B Net Asset Value, offering and redemption price per share ($29,307,567 / 2,848,268 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.29

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $46,666)	$ 3,003,223
Interest - Scudder Cash Management QP Trust	142,462
Total Income	3,145,685
Expenses: Management fee	1,812,833
Custodian and accounting fees	61,800
Distribution service fees (Class B)	30,928
Record keeping fees (Class B)	17,237
Auditing	16,684
Trustees' fees and expenses	5,308
Reports to shareholders	22,683
Registration fees	718
Other	6,491
Total expenses, before expense reductions	1,974,682
Expense reductions	(24)
Total expenses, after expense reductions	1,974,658
Net investment income (loss)	1,171,027
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(1,922,116)
Foreign currency related transactions	(22,090)
(1,944,206)
Net unrealized appreciation (depreciation) during the period on investments	53,830,899
Net gain (loss) on investment transactions	51,886,693
Net increase (decrease) in net assets resulting from operations	$ 53,057,720

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ 1,171,027	$ 938,600
Net realized gain (loss) on investment transactions	(1,944,206)	(4,722,751)
Net unrealized appreciation (depreciation) on investment transactions during the period	53,830,899	(22,773,678)
Net increase (decrease) in net assets resulting from operations	53,057,720	(26,557,829)
Distributions to shareholders: From net investment income Class A	(926,268)	(189,351)
Class B	(13,751)	-
Portfolio share transactions: Class A Proceeds from shares sold	27,361,668	95,650,132
Reinvestment of distributions	926,268	189,351
Cost of shares redeemed	(15,951,017)	(17,854,770)
Net increase (decrease) in net assets from Class A share transactions	12,336,919	77,984,713
Class B Proceeds from shares sold	24,216,184	805,134*
Reinvestment of distributions	13,751	-*
Cost of shares redeemed	(50,102)	(1,019)*
Net increase (decrease) in net assets from Class B share transactions	24,179,833	804,115
Increase (decrease) in net assets	88,634,453	52,041,648
Net assets at beginning of period	160,827,551	108,785,903
Net assets at end of period (including undistributed net investment income of $964,815 and $866,220, respectively)	$ 249,462,004	$ 160,827,551
Other Information
Class A Shares outstanding at beginning of period	20,031,383	11,449,266
Shares sold	3,122,880	10,701,222
Shares issued to shareholder in reinvestment of distributions	122,360	20,080
Shares redeemed	(1,925,468)	(2,139,185)
Net increase (decrease) in Portfolio shares	1,319,772	8,582,117
Shares outstanding at end of period	21,351,155	20,031,383
Class B Shares outstanding at beginning of period	100,387	-
Shares sold	2,751,475	100,507*
Shares issued to shareholder in reinvestment of distributions	1,817	-*
Shares redeemed	(5,411)	(120)*
Net increase (decrease) in Portfolio shares	2,747,881	100,387
Shares outstanding at end of period	2,848,268	100,387

* For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.99	$ 9.50	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.05	.03
Net realized and unrealized gain (loss) on investment transactions	2.31	(1.55)	(.53)[c]
Total from investment operations	2.37	(1.50)	(.50)
Less distributions from: Net investment income	(.05)	(.01)	-
Net asset value, end of period	$ 10.31	$ 7.99	$ 9.50
Total Return (%)	29.84	(15.79)	(5.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	220	160	109
Ratio of expenses (%)	1.01	1.02	1.09*
Ratio of net investment income (loss) (%)	.62	.62	.48*
Portfolio turnover rate (%)	7	22	15*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b Based on average shares outstanding during the period.
c The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
* Annualized
** Not annualized

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.98	$ 8.52
Income (loss) from investment operations: Net investment income (loss)[b]	.02	.04
Net realized and unrealized gain (loss) on investment transactions	2.32	(.58)
Total from investment operations	2.34	(.54)
Less distributions from: Net investment income	(.03)	-
Net asset value, end of period	$ 10.29	$ 7.98
Total Return (%)	29.42	(6.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29.8
Ratio of expenses (%)	1.40	1.27*
Ratio of net investment income (loss) (%)	.23	1.06*
Portfolio turnover rate (%)	7	22

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2003

SVS Dreman Financial Services Portfolio

Financial stocks posted strong gains in 2003, keeping pace with the broader stock market. The portfolio posted a total return of 28.13% (Class A shares, unadjusted for contract charges), underperforming the 31.03% return of its benchmark, the Standard & Poor's Financial Index. Please see the following page for standardized performance as of December 31, 2003.

Major regional banks and savings & loans remain one of the portfolio's largest industry positions. The portfolio's overweight in this area relative to the benchmark, along with the sector's positive results this year was a primary source of returns. We remained bullish on these stocks due to their strong historical performance and their minimal exposure to risky foreign debt. Additionally, most of these financial institutions generated substantial earnings from fees and services as well as from their loan businesses, which helped their bottom lines and made them potentially less susceptible to wild swings when interest rates change direction. One of the top performers in this area was Washington Mutual, Inc., a top-10 portfolio holding.

On the other hand, another top-10 holding, Freddie Mac, was a primary detractor from performance. The stock declined last summer after its board of directors dismissed three senior leaders upon learning that the company's earnings had been understated. While the stock has made up much of its lost ground, it still struggles due to scrutiny in the media. We believe this is a short-term issue and we remain committed to the stock, which has a lower price-to-earnings ratio and faster growth rate than many top-growth companies.

Despite their strong performance this year, we believe that many financial stocks remain undervalued. As always, we will remain true to our contrarian philosophy of investing, in hopes of adding more value for shareholders over time.

David N. Dreman
Lead Manager

F. James Hutchinson

Portfolio Manager
Dreman Value Management, LLC, Subadvisor to the Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Additionally, this portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

SVS Dreman Financial Services Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Additionally, this Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Dreman Financial Services Portfolio from 5/4/1998 to 12/31/2003
[] SVS Dreman Financial Services Portfolio - Class A [] S&P Financial Index [] S&P 500 Index

The Standard & Poor's (S&P) Financial Index is an unmanaged index generally representative of the financial stock market. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
SVS Dreman Financial Services Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$12,813	$11,153	$13,453	$13,156
	Average annual total return	28.13%	3.71%	6.11%	4.97%
S&P Financial Index	Growth of $10,000	$13,103	$10,184	$13,328	$13,004
	Average annual total return	31.03%	.61%	5.91%	4.74%
S&P 500 Index	Growth of $10,000	$12,868	$8,833	$9,718	$10,857
	Average annual total return	28.68%	-4.05%	-.57%	1.46%
SVS Dreman Financial Services Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$12,773	$11,818
	Average annual total return			27.73%	11.78%
S&P Financial Index	Growth of $10,000			$13,103	$11,681
	Average annual total return			31.03%	10.91%
S&P 500 Index	Growth of $10,000			$12,868	$11,543
	Average annual total return			28.68%	10.04%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 4, 1998. Index returns begin April 30, 1998. Total returns would have been lower for the 5-Year and Life of Portfolio periods for Class A shares if the Portfolio's expenses were not maintained.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

SVS Dreman Financial Services Portfolio

	Shares	Value ($)

Common Stocks 95.5%
Financials 95.5%
Banks 44.2%
Bank of America Corp.	90,693	7,294,438
Bank One Corp.	21,962	1,001,247
Banknorth Group, Inc.	49,611	1,613,846
Charter Financial Corp.	18,800	700,676
Colonial BancGroup, Inc.	66,880	1,158,362
First Niagara Financial Group	49,700	741,027
FleetBoston Financial Corp.	91,334	3,986,729
Golden West Financial Corp.	13,550	1,398,224
KeyCorp.	190,555	5,587,073
Mercantile Bankshares Corp.	41,400	1,887,012
National Bank of Canada	138,750	4,621,072
PNC Financial Services Group	74,340	4,068,628
Popular, Inc.	46,150	2,073,981
Provident Financial Group	32,115	1,026,074
Provident Financial Services, Inc.	36,600	691,740
Sovereign Bancorp, Inc.	116,975	2,778,156
Union Planters Corp.	82,172	2,587,596
US Bancorp.	184,220	5,486,072
Wachovia Corp.	88,340	4,115,761
Washington Mutual, Inc.	291,832	11,708,300
Wells Fargo & Co.	49,410	2,909,755
		67,435,769
Capital Markets 1.5%
Merrill Lynch & Co., Inc.	39,550	2,319,607
Consumer Finance 3.8%
American Express Co.	119,150	5,746,604
Diversified Financial Services 29.1%
Allied Capital Corp.	62,595	1,745,149
	Shares	Value ($)

Bear Stearns Companies, Inc.	17,740	1,418,313
CIT Group, Inc.	55,690	2,002,055
Citigroup, Inc.	125,200	6,077,208
Fannie Mae	139,880	10,499,393
Franklin Resources, Inc.	21,210	1,104,193
Freddie Mac	222,705	12,988,156
J.P. Morgan Chase & Co.	139,935	5,139,813
Morgan Stanley	37,580	2,174,755
SLM Corp.	30,630	1,154,138
		44,303,173
Insurance 16.9%
Allstate Corp.	37,595	1,617,337
American International Group, Inc.	236,673	15,686,686
Chubb Corp.	23,330	1,588,773
Jefferson-Pilot Corp.	11,532	584,096
Marsh & McLennan Companies, Inc.	32,190	1,541,579
Prudential Financial, Inc.	18,690	780,681
Safeco Corp.	50,790	1,977,255
St. Paul Companies, Inc.	33,205	1,316,578
Torchmark Corp.	15,920	724,997
		25,817,982
Total Common Stocks (Cost $118,401,455)		145,623,135

Cash Equivalents 4.5%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $6,806,902)	6,806,902	6,806,902
Total Investment Portfolio 100.0% (Cost $125,208,357) (a)		152,430,037

Notes to SVS Dreman Financial Services Portfolio of Investments

(a) The cost for federal income tax purposes was $125,901,736. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $26,528,301. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,795,220 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,266,919.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $118,401,455)	$ 145,623,135
Investment in Scudder Cash Management QP Trust (cost $6,806,902)	6,806,902
Total investments in securities, at value (cost $125,208,357)	152,430,037
Cash	10,000
Dividends receivable	177,439
Interest receivable	5,870
Receivable for Portfolio shares sold	24,304
Other assets	3,130
Total assets	152,650,780
Liabilities
Payable for Portfolio shares redeemed	294,600
Accrued management fee	92,384
Other accrued expenses and payables	78,423
Total liabilities	465,407
Net assets, at value	$ 152,185,373
Net Assets
Net assets consist of: Undistributed net investment income	2,297,941
Net unrealized appreciation (depreciation) on: Investments	27,221,680
Foreign currency related transactions	587
Accumulated net realized gain (loss)	(7,614,474)
Paid-in capital	130,279,639
Net assets, at value	$ 152,185,373
Class A Net Asset Value, offering and redemption price per share ($142,695,177 / 11,569,224 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.33
Class B Net Asset Value, offering and redemption price per share ($9,490,196 / 771,080 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.31

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $26,460)	$ 3,478,904
Interest - Scudder Cash Management QP Trust	32,678
Total Income	3,511,582
Expenses: Management fee	977,258
Custodian and accounting fees	58,775
Distribution service fees (Class B)	10,825
Record keeping fees (Class B)	5,955
Auditing	45,152
Legal	12,591
Trustees' fees and expenses	3,820
Reports to shareholders	16,599
Other	10,815
Total expenses, before expense reductions	1,141,790
Expense reductions	(26)
Total expenses, after expense reductions	1,141,764
Net investment income (loss)	2,369,818
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,045,242)
Foreign currency related transactions	(3,894)
(2,049,136)
Net unrealized appreciation (depreciation) during the period on: Investments	32,204,960
Foreign currency related transactions	587
32,205,547
Net gain (loss) on investment transactions	30,156,411
Net increase (decrease) in net assets resulting from operations	$ 32,526,229

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ 2,369,818	$ 1,859,190
Net realized gain (loss) on investment transactions	(2,049,136)	(2,469,879)
Net unrealized appreciation (depreciation) on investment transactions during the period	32,205,547	(11,896,212)
Net increase (decrease) in net assets resulting from operations	32,526,229	(12,506,901)
Distributions to shareholders from: Net investment income Class A	(1,844,106)	(1,016,304)
Class B	(20,489)	-
Portfolio share transactions: Class A Proceeds from shares sold	11,621,806	44,698,507
Reinvestment of distributions	1,844,106	1,016,304
Cost of shares redeemed	(20,443,301)	(29,037,952)
Net increase (decrease) in net assets from Class A share transactions	(6,977,389)	16,676,859
Class B Proceeds from shares sold	8,184,393	394,220*
Reinvestment of distribution	20,489	-*
Cost of shares redeemed	(298,889)	(117)*
Net increase (decrease) in net assets from Class B share transactions	7,905,993	394,103
Increase (decrease) in net assets	31,590,238	3,547,757
Net assets at beginning of period	120,595,135	117,047,378
Net assets at end of period (including undistributed net investment income of $2,297,941 and $1,796,612, respectively)	$ 152,185,373	$ 120,595,135
Other Information
Class A Shares outstanding at beginning of period	12,274,256	10,853,999
Shares sold	1,078,203	4,164,073
Shares issued to shareholders in reinvestment of distributions	200,228	91,807
Shares redeemed	(1,983,463)	(2,835,623)
Net increase (decrease) in Portfolio shares	(705,032)	1,420,257
Shares outstanding at end of period	11,569,224	12,274,256
Class B Shares outstanding at beginning of period	39,762	-
Shares sold	755,394	39,774*
Shares issued to shareholders in reinvestment of distributions	2,225	-*
Shares redeemed	(26,301)	(12)*
Net increase (decrease) in Portfolio shares	731,318	39,762
Shares outstanding at end of period	771,080	39,762

* For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001	2000[a]	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.79	$ 10.78	$ 11.53	$ 9.24	$ 9.78
Income (loss) from investment operations: Net investment income (loss)[b]	.20	.15	.14	.19	.18
Net realized and unrealized gain (loss) on investment transactions	2.50	(1.06)	(.71)	2.27	(.67)
Total from investment operations	2.70	(.91)	(.57)	2.46	(.49)
Less distributions from: Net investment income	(.16)	(.08)	(.13)	(.15)	(.05)
Net realized gains on investment transactions	-	-	(.05)	(.02)	-
Total distributions	(.16)	(.08)	(.18)	(.17)	(.05)
Net asset value, end of period	$ 12.33	$ 9.79	$ 10.78	$ 11.53	$ 9.24
Total Return (%)	28.13	(8.51)	(4.86)	27.04	(5.05)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	143	120	117	66	27
Ratio of expenses before expense reductions (%)	.86	.83	.86	.91	1.04
Ratio of expenses after expense reductions (%)	.86	.83	.86	.89	.99
Ratio of net investment income (loss) (%)	1.84	1.44	1.31	2.01	1.75
Portfolio turnover rate (%)	7	13	22	13	13

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.78	$ 10.57
Income (loss) from investment operations: Net investment income (loss)[b]	.14	.06
Net realized and unrealized gain (loss) on investment transactions	2.53	(.85)
Total from investment operations	2.67	(.79)
Less distributions from: Net investment income	(.14)	-
Net asset value, end of period	$ 12.31	$ 9.78
Total Return (%)	27.73	(7.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9.4
Ratio of expenses (%)	1.25	1.08*
Ratio of net investment income (loss) (%)	1.45	1.33*
Portfolio turnover rate (%)	7	13

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2003

SVS Dreman High Return Equity Portfolio

The stock market posted strong gains in 2003. Stocks rallied on the end of active combat in Iraq, the passage of a federal stimulus package, improving economic news and growing corporate earnings. We're pleased to announce that the portfolio posted a total return of 32.04% (Class A shares, unadjusted for contract charges) in 2003, outperforming the 28.68% return of its benchmark, the Standard & Poor's 500 index. Please see the following page for standardized performance as of December 31, 2003.

The portfolio's retail and tobacco stocks added most to portfolio returns this year. Electronics retailer Best Buy Co., Inc. home improvement retailer Home Depot, Inc. and office supplies retailer Staples, Inc. were among the primary contributors. We added these holdings after they declined based on what we believed to be temporary issues. Each stock rose substantially throughout the year. After some extreme volatility, fears of the potential impact of litigation against big tobacco companies subsided and led to a strong rally in Altria Group, Inc., one of the portfolio's largest holdings, and RJ Reynolds Tobacco Holdings, Inc.

Pharmaceutical companies struggled, and the portfolio's overweight position hurt its relative performance. We remain confident, however, that these companies will improve over the longer term. Each has strong cash flows to portfolio research and development, capable marketing arms, and large sales forces to help drive earnings. Mortgage provider Freddie Mac was the primary detractor from performance. The stock plummeted in June 2003, after its financials came under scrutiny and it was revealed that the company had understated earnings. It has since made up much of its lost ground, but was down for the full year.

David N. Dreman
F. James Hutchinson

Co-Managers
Dreman Value Management LLC, Subadvisor to the Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

SVS Dreman High Return Equity Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Dreman High Return Equity Portfolio from 5/4/1998 to 12/31/2003
[] SVS Dreman High Return Equity Portfolio - Class A [] S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
SVS Dreman High Return Equity Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$13,204	$11,006	$12,762	$13,127
	Average annual total return	32.04%	3.25%	5.00%	4.92%
S&P 500 Index	Growth of $10,000	$12,868	$8,833	$9,718	$10,857
	Average annual total return	28.68%	-4.05%	-.57%	1.46%
SVS Dreman High Return Equity Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$13,160	$12,032
	Average annual total return			31.60%	13.12%
S&P 500 Index	Growth of $10,000			$12,808	$11,543
	Average annual total return			28.68%	10.04%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 4, 1998. Index returns begin April 30, 1998.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

SVS Dreman High Return Equity Portfolio

	Shares	Value ($)

Common Stocks 90.3%
Consumer Discretionary 10.2%
Automobiles 0.8%
Ford Motor Co.	345,000	5,520,000
Multiline Retail 0.8%
Federated Department Stores, Inc.	129,505	6,103,570
Specialty Retail 8.6%
Best Buy Co., Inc.	47,225	2,467,034
Borders Group, Inc.	712,900	15,626,768
Home Depot, Inc.	388,455	13,786,268
Lowe's Companies, Inc.	80,950	4,483,821
Staples, Inc.*	663,865	18,123,514
The Gap, Inc.	376,885	8,747,501
		63,234,906
Consumer Staples 19.1%
Food & Drug Retailing 0.7%
Safeway, Inc.*	232,650	5,097,362
Tobacco 18.4%
Altria Group, Inc.	1,303,220	70,921,232
Imperial Tobacco Group (ADR)	95,145	3,782,965
R.J. Reynolds Tobacco Holdings, Inc.	338,148	19,663,306
Universal Corp.	266,570	11,774,397
UST, Inc.	816,640	29,145,882
		135,287,782
Energy 8.6%
Energy Equipment & Services 0.5%
Transocean, Inc.*	154,200	3,702,342
Oil & Gas 8.1%
ChevronTexaco Corp.	227,105	19,619,601
ConocoPhillips	416,823	27,331,084
Devon Energy Corp.	126,475	7,241,959
Kerr-McGee Corp.	120,300	5,592,747
		59,785,391
Financials 29.0%
Banks 14.8%
Bank of America Corp.	140,700	11,316,501
Bank One Corp.	100,655	4,588,843
FleetBoston Financial Corp.	216,313	9,442,062
KeyCorp.	335,280	9,830,410
PNC Financial Services Group	236,014	12,917,046
Sovereign Bancorp, Inc.	501,910	11,920,363
US Bancorp.	265,700	7,912,546
Wachovia Corp.	140,000	6,522,600
Washington Mutual, Inc.	854,175	34,269,501
		108,719,872
Diversified Financial Services 13.2%
CIT Group, Inc.	89,100	3,203,145
Fannie Mae	475,573	35,696,509
Freddie Mac	1,000,341	58,339,887
		97,239,541
	Shares	Value ($)

Insurance 1.0%
Ohio Casualty Corp.*	41,055	712,715
Safeco Corp.	80,815	3,146,128
St. Paul Companies, Inc.	98,405	3,901,758
		7,760,601
Health Care 14.5%
Health Care Equipment & Supplies 1.2%
Becton, Dickinson and Co.	210,630	8,665,318
Health Care Providers & Services 4.6%
HCA, Inc.	245,600	10,550,976
Humana, Inc.*	140,270	3,205,170
Laboratory Corp. of America Holadings*	250,300	9,248,585
Medco Health Solutions, Inc.*	49,569	1,684,850
Quest Diagnostics, Inc.	126,450	9,244,759
		33,934,340
Pharmaceuticals 8.7%
Bristol-Myers Squibb Co.	1,012,060	28,944,916
Merck & Co., Inc.	411,020	18,989,124
Pfizer, Inc.	262,030	9,257,520
Schering-Plough Corp.	404,515	7,034,516
		64,226,076
Industrials 3.8%
Electrical Equipment 1.5%
Emerson Electric Co.	167,900	10,871,525
Industrial Conglomerates 2.3%
General Electric Co.	209,350	6,485,663
Tyco International Ltd.	415,005	10,997,632
		17,483,295
Information Technology 4.0%
IT Consulting & Services
Electronic Data Systems Corp.	1,198,640	29,414,626
Utilities 1.1%
Gas Utilities 1.0%
El Paso Corp.	846,510	6,932,917
NiSource, Inc.*	43,220	110,643
		7,043,560
Multi-Utilities & Unregulated Power 0.1%
Williams Companies, Inc.	81,230	797,679
Total Common Stocks (Cost $591,172,733)		664,887,786

Cash Equivalents 9.7%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $71,546,643)	71,546,643	71,546,643
Total Investment Portfolio - 100.0% (Cost $662,719,376) (a)		736,434,429

Notes to SVS Dreman High Return Equity Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $663,956,561. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $72,477,868. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $110,809,805 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $38,331,937.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
At December 31, 2003, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Net Unrealized Appreciation (Depreciation) ($)
S&P 500 Index Future	3/18/2004	33,500	34,991,348	37,205,100	2,213,752

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $591,172,733)	$ 664,887,786
Investment in Scudder Cash Management QP Trust (cost $71,546,643)	71,546,643
Total investments in securities, at value (cost $662,719,376)	736,434,429
Cash	10,000
Margin deposit	2,161,734
Receivable for investments sold	788,440
Dividends receivable	1,120,896
Interest receivable	68,882
Receivable for Portfolio shares sold	344,510
Total assets	740,928,891
Liabilities
Payable for investments purchased	1,845,624
Payable for Portfolio shares redeemed	537,823
Accrued management fee	433,561
Other accrued expenses and payables	170,272
Total liabilities	2,987,280
Net assets, at value	$ 737,941,611
Net Assets
Net assets consist of: Undistributed net investment income	12,034,767
Net unrealized appreciation (depreciation) on: Investments	73,715,053
Futures	2,213,752
Accumulated net realized gain (loss)	(32,497,578)
Paid-in capital	682,475,617
Net assets, at value	$ 737,941,611
Class A Net Asset Value, offering and redemption price per share ($672,331,803 / 59,527,655 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.29
Class B Net Asset Value, offering and redemption price per share ($65,609,808 / 5,819,055 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.27

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $7,662)	$ 16,712,267
Interest - Scudder Cash Management QP Trust	374,820
Total Income	17,087,087
Expenses: Management fee	4,278,201
Custodian and accounting fees	104,700
Distribution service fees (Class B)	73,850
Record keeping fees (Class B)	40,659
Auditing	79,289
Legal	20,093
Trustees' fees and expenses	8,885
Reports to shareholders	92,663
Other	37,736
Total expenses, before expense reductions	4,736,076
Expense reductions	(46)
Total expenses, after expense reductions	4,736,030
Net investment income (loss)	12,351,057
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	9,668,929
Futures	341,923
10,010,852
Net unrealized appreciation (depreciation) during the period on: Investments	147,448,810
Futures	2,213,752
149,662,562
Net gain (loss) on investment transactions	159,673,414
Net increase (decrease) in net assets resulting from operations	$ 172,024,471

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ 12,351,057	$ 11,554,422
Net realized gain (loss) on investment transactions	10,010,852	(40,336,810)
Net unrealized appreciation (depreciation) on investment transactions during the period	149,662,562	(84,690,960)
Net increase (decrease) in net assets resulting from operations	172,024,471	(113,473,348)
Distributions to shareholders from: Net investment income Class A	(11,229,274)	(4,712,145)
Class B	(193,827)	-
Net realized gains Class A	-	(1,736,054)
Portfolio share transactions: Class A Proceeds from shares sold	51,591,121	219,772,034
Reinvestment of distributions	11,229,274	6,448,199
Cost of shares redeemed	(50,121,722)	(39,721,921)
Net increase (decrease) in net assets from Class A share transactions	12,698,673	186,498,312
Class B Proceeds from shares sold	52,862,147	2,209,191*
Reinvestment of distributions	193,827	-*
Cost of shares redeemed	(584,554)	(12,261)*
Net increase (decrease) in net assets from Class B share transactions	52,471,420	2,196,930
Increase (decrease) in net assets	225,771,463	68,773,695
Net assets at beginning of period	512,170,148	443,396,453
Net assets at end of period (including undistributed net investment income of $12,034,767 and $11,106,811, respectively)	$ 737,941,611	$ 512,170,148
Other Information
Class A Shares outstanding at beginning of period	58,214,359	41,005,810
Shares sold	5,422,760	21,036,800
Shares issued to shareholders in reinvestment of distributions	1,398,415	569,629
Shares redeemed	(5,507,879)	(4,397,880)
Net increase (decrease) in Portfolio shares	1,313,296	17,208,549
Shares outstanding at end of period	59,527,655	58,214,359
Class B Shares outstanding at beginning of period	251,123	-
Shares sold	5,599,747	252,553*
Shares issued to shareholders in reinvestment of distributions	24,108	-*
Shares redeemed	(55,923)	(1,430)*
Net increase (decrease) in Portfolio shares	5,567,932	251,123
Shares outstanding at end of period	5,819,055	251,123

* For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001	2000[a]	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.76	$ 10.81	$ 10.77	$ 8.96	$ 10.28
Income (loss) from investment operations: Net investment income (loss)[b]	.20	.21	.19	.26	.26
Net realized and unrealized gain (loss) on investment transactions	2.53	(2.13)	(.01)	2.25	(1.38)
Total from investment operations	2.73	(1.92)	.18	2.51	(1.12)
Less distributions from: Net investment income	(.20)	(.09)	(.14)	(.20)	(.10)
Net realized gains on investment transactions	-	(.04)	-	(.50)	(.10)
Total distributions	(.20)	(.13)	(.14)	(.70)	(.20)
Net asset value, end of period	$ 11.29	$ 8.76	$ 10.81	$ 10.77	$ 8.96
Total Return (%)	32.04	(18.03)	1.69	30.52	(11.16)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	672	510	443	168	113
Ratio of expenses before expense reductions (%)	.79	.79	.82	.85	.86
Ratio of expenses after expense reductions (%)	.79	.79	.82	.84	.86
Ratio of net investment income (loss) (%)	2.14	2.21	1.78	2.85	2.57
Portfolio turnover rate (%)	18	17	16	37	24

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.75	$ 9.57
Income (loss) from investment operations: Net investment income (loss)[b]	.16	.18
Net realized and unrealized gain (loss) on investment transactions	2.53	(1.00)
Total from investment operations	2.69	(.82)
Less distributions from: Net investment income	(.17)	-
Net asset value, end of period	$ 11.27	$ 8.75
Total Return (%)	31.60	(8.57)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	2
Ratio of expenses (%)	1.18	1.05*
Ratio of net investment income (loss) (%)	1.75	4.30*
Portfolio turnover rate (%)	18	17

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2003

SVS Dreman Small Cap Value Portfolio

Stocks, especially small cap stocks, posted strong gains in 2003. The rally was ignited by the end of active combat in Iraq, and sustained by the passage of a federal stimulus package, improving economic news and growing corporate earnings. The portfolio posted a total return of 42.15% (Class A shares, unadjusted for contract charges) in 2003 versus a 46.03% return of its benchmark, the Russell 2000 Value Index. Please see the following page for standardized performance as of December 31, 2003.

Independent power producers, financials and energy stocks were primary contributors to performance. Reliant Resources, Inc. and Williams Cos. (not in the portfolio as of 12/31/03) rallied strongly as lower interest rates helped them overcome liquidity issues. We sold Williams from the portfolio as it appreciated into the mid-cap universe. An overweight position in banks versus the benchmark and strong individual financial stock performance also helped. Energy stocks contributed, with natural gas producers advancing solidly.

While the portfolio's overweight position in health care gained, the sector's return was lower than the broader small-cap market. Our decision to underweight the consumer discretionary sector also hurt relative performance. We made this decision because we were skeptical that consumer spending would remain strong. Our assumption was incorrect, and consumers continued to spend.

We have built a portfolio focused on companies that we believe are financially solid but that are trading at low prices relative to their earnings (P/E), book value and cash flow. In anything other than a technology-led market rally, we believe this portfolio is poised to outperform its benchmark.

David N. Dreman
Nelson Woodard

Co-Managers
Dreman Value Management, LLC, Subadvisor to the Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. Stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. The portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 2000 Value Index measures the performance of small companies with lower price-to-book ratios and lower forecasted growth values than the overall market. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

SVS Dreman Small Cap Value Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Dreman Small Cap Value Portfolio from 5/1/1996 to 12/31/2003
[] SVS Dreman Small Cap Value Portfolio - Class A [] Russell 2000 Value Index

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
SVS Dreman Small Cap Value Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$14,215	$14,815	$15,846	$17,439
	Average annual total return	42.15%	14.00%	9.64%	7.52%
Russell 2000 Value Index	Growth of $10,000	$14,603	$14,748	$17,845	$24,899
	Average annual total return	46.03%	13.83%	12.28%	12.64%
SVS Dreman Small Cap Value Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$14,165	$11,906
	Average annual total return			41.65%	12.33%
Russell 2000 Value Index	Growth of $10,000			$14,603	$12,059
	Average annual total return			46.03%	13.30%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1996. Index returns begin April 30, 1996.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

SVS Dreman Small Cap Value Portfolio

	Shares	Value ($)

Common Stocks 95.3%
Consumer Discretionary 12.1%
Auto Components 1.5%
American Axle & Manufacturing Holdings, Inc.*	73,700	2,978,954
Noble International Ltd.	116,900	2,665,320
		5,644,274
Hotel Restaurants & Leisure 3.1%
Alliance Gaming Corp.*	61,700	1,520,905
CBRL Group, Inc.	74,300	2,842,718
Highland Hospitality Corp.*	264,100	2,878,690
Isle of Capri Casinos, Inc.*	151,100	3,244,117
MTR Gaming Group, Inc.*	145,300	1,496,590
		11,983,020
Household Durables 2.3%
Fleetwood Enterprises, Inc.*	305,200	3,131,352
Meritage Corp.*	35,600	2,360,636
Standard Pacific Corp.	72,400	3,515,020
		9,007,008
Media 0.5%
Catalina Marketing Corp.*	103,200	2,080,512
Specialty Retail 3.9%
AnnTaylor Stores Corp.*	63,500	2,476,500
Borders Group, Inc.	130,300	2,856,176
Dress Barn, Inc.*	92,700	1,389,573
Linens 'N Things, Inc.*	101,700	3,059,136
Mettler-Toledo International, Inc.*	121,200	5,115,852
		14,897,237
Textiles, Apparel & Luxury Goods 0.8%
Phillips-Van Heusen Corp.	167,336	2,968,541
Consumer Staples 6.1%
Food Products 2.9%
Fresh Del Monte Produce, Inc.	81,500	1,942,145
J & J Snack Foods Corp.*	72,900	2,752,704
Ralcorp Holdings, Inc.*	129,700	4,067,392
Sensient Technologies Corp.	127,000	2,510,790
		11,273,031
Tobacco 3.2%
Loew's Corp. - Carolina Group	217,300	5,484,652
Universal Corp.	72,300	3,193,491
Vector Group Ltd.	227,311	3,709,715
		12,387,858
Energy 9.3%
Energy Equipment & Services 1.3%
Matrix Service Co.*	43,800	794,970
Oil States International, Inc.*	209,400	2,919,036
Unit Corp.*	58,300	1,372,965
		5,086,971
Oil & Gas 8.0%
Chesapeake Energy Corp.	146,400	1,988,112
Comstock Resources, Inc.*	144,200	2,783,060
	Shares	Value ($)

Energy Partners Ltd.*	165,700	2,303,230
Frontier Oil Corp.	139,600	2,403,912
Headwaters, Inc.*	193,900	3,804,318
Magellan Midstream Partners, L.P.*	20,600	1,030,000
Penn Virginia Corp.	83,600	4,652,340
Remington Oil & Gas Corp.*	48,800	960,872
Tesoro Petroleum Corp.*	290,400	4,231,128
Ultra Petroleum Corp.*	266,400	6,558,768
		30,715,740
Financials 33.8%
Banks 16.7%
BankAtlantic Bancorp., Inc. "A"	188,950	3,590,050
BOK Financial Corp.	48,501	1,877,959
Capital Bancorp., Ltd.*	47,100	1,337,640
Center Financial Corp.	59,100	1,610,475
Colonial BancGroup, Inc.	145,000	2,511,400
Community First Bankshares, Inc.	42,400	1,227,056
Dime Community Bancshares	32,400	996,624
Downey Financial Corp.	12,600	621,180
First Federal Capital Corp.	137,400	3,094,248
First Federal Financial Corp.	73,450	3,195,075
Flagstar Bancorp., Inc.	66,047	1,414,727
Fulton Financial Corp.	133,223	2,918,916
Glacier Bancorp., Inc.	112,245	3,636,738
Greater Bay Bancorp.	161,300	4,593,824
Independence Community Bank Corp.	106,900	3,845,193
IndyMac Bancorp., Inc.	112,350	3,346,906
International Bancshares Corp.	54,591	2,573,966
KNBT Bancorp, Inc.*	25,200	443,016
Midwest Banc Holdings, Inc.	72,000	1,602,000
Oak Hill Financial, Inc.	15,600	480,636
Pacific Premier Bancorp, Inc.*	39,400	436,946
PFF Bancorp., Inc.	103,600	3,758,608
Provident Bankshares Corp.	97,550	2,871,872
R & G Financial Corp. "B"	114,150	4,543,170
S&T Bancorp, Inc.	34,700	1,037,530
Sterling Financial Corp.	49,620	1,698,492
Taylor Capital Group, Inc.	22,000	585,860
Virginia Financial Group, Inc.	3,600	127,872
Webster Financial Corp.	95,200	4,365,872
		64,343,851
Diversified Financial Services 3.5%
Allied Capital Corp.	77,080	2,148,990
Bank Mutual Corp.	187,600	2,136,764
CMET Finance Holdings, Inc.*	7,200	720,000
Fieldstone Private Capital Corp.*	149,100	2,497,425
Friedman, Billings, Ramsey Group, Inc. "A" (REIT)	170,105	3,926,024
New Century Financial Corp.	52,800	2,094,576
		13,523,779
Insurance 4.2%
AmerUS Group, Inc.	94,900	3,318,653
Ceres Group, Inc.*	346,890	2,025,838
Fremont General Corp.	111,500	1,885,465
	Shares	Value ($)

Meadowbrook Insurance Group, Inc.*	125,300	530,019
Scottish Re Group Ltd.	154,900	3,218,822
Selective Insurance Group, Inc.	141,300	4,572,468
United National Group, Ltd. "A"*	41,900	740,373
		16,291,638
Real Estate 9.4%
Agree Realty Corp. (REIT)	32,500	919,100
American Financial Realty Trust (REIT)	424,600	7,239,430
Anworth Mortgage Asset Corp. (REIT)	89,900	1,252,307
Ashford Hospitality Trust (REIT)*	153,600	1,442,304
Correctional Properties Trust (REIT)	71,700	2,064,960
Healthcare Realty Trust, Inc. (REIT)	72,300	2,584,725
HRPT Properties Trust (REIT)	154,400	1,557,896
Luminent Mortgage Capital, Inc. (REIT)*	165,000	2,326,500
MFA Mortgage Investments, Inc. (REIT)	365,700	3,565,575
National Health Investors, Inc. (REIT)	100,000	2,488,000
Newcastle Investment Corp. (REIT)	224,800	6,092,080
Prentiss Properties Trust (REIT)	90,700	2,992,193
Redwood Trust, Inc. (REIT)	27,800	1,413,630
		35,938,700
Health Care 8.2%
Biotechnology 1.4%
Charles River Laboratories International, Inc.*	45,100	1,548,283
Serologicals Corp.*	212,000	3,943,200
		5,491,483
Health Care Equipment & Supplies 2.3%
Apogent Technologies, Inc.*	153,600	3,538,944
Conmed Corp.*	90,000	2,142,000
Cytyc Corp.*	243,400	3,349,184
		9,030,128
Health Care Providers & Services 4.5%
Apria Healthcare Group, Inc.*	79,400	2,260,518
LabOne, Inc.*	87,500	2,841,125
Pediatrix Medical Group, Inc.*	42,600	2,346,834
Per-Se Technologies, Inc.*	41,000	625,660
Pharmaceutical Product Development, Inc.*	38,200	1,030,254
Province Healthcare Co.*	129,000	2,064,000
Triad Hospitals, Inc.*	179,000	5,955,330
		17,123,721
Industrials 17.0%
Aerospace & Defense 6.4%
CAE, Inc.	261,900	1,189,026
Curtiss-Wright Corp.	52,200	2,349,522
DRS Technologies, Inc.*	98,100	2,725,218
Herley Industries, Inc.*	157,400	3,258,180
Kaman Corp. "A"	185,700	2,363,961
Moog, Inc. "A"*	109,500	5,409,300
Precision Castparts Corp.	116,100	5,272,101
United Defense Industries, Inc.*	66,100	2,107,268
		24,674,576
	Shares	Value ($)

Airlines 0.5%
Qantas Airways Ltd.*	155,900	1,792,850
Building Products 0.5%
York International Corp.	52,000	1,913,600
Commercial Services & Supplies 2.1%
Consolidated Graphics, Inc.*	69,500	2,194,810
FTI Consulting, Inc.*	144,200	3,369,954
Integrated Alarm Services, Inc.*	87,400	742,900
John H. Harland Co.	70,900	1,935,570
		8,243,234
Construction & Engineering 1.1%
URS Corp.*	172,500	4,314,225
Electrical Equipment 0.4%
Genlyte Group, Inc.*	25,300	1,477,014
Industrial Conglomerates 0.6%
Denbury Resources, Inc.*	152,200	2,117,102
Machinery 2.8%
Briggs & Stratton Corp.	26,300	1,772,620
Harsco Corp.	44,400	1,945,608
Oshkosh Truck Corp.	85,500	4,363,065
Valmont Industries	112,400	2,602,060
		10,683,353
Road & Rail 2.0%
Arkansas Best Corp.	84,800	2,661,872
Genessee & Wyoming, Inc.*	93,700	2,951,550
RailAmerica, Inc.*	168,100	1,983,580
		7,597,002
Transportation Infrastructure 0.6%
Yellow Roadway Corp.*	67,810	2,452,676
Information Technology 2.6%
Communications Equipment 1.1%
CyberGuard Corp.*	142,400	1,241,728
PC-Tel, Inc.*	278,800	2,958,068
		4,199,796
Electronic Equipment & Instruments 0.4%
Scansource, Inc.*	33,400	1,523,708
IT Consulting & Services 0.4%
CACI International, Inc. "A"*	36,300	1,764,906
Software 0.7%
Perot Systems Corp. "A"*	189,800	2,558,504
Materials 1.0%
Construction Materials 0.7%
Florida Rock Industries, Inc.	49,130	2,694,780
Containers & Packaging 0.3%
Myers Industries, Inc.	110,190	1,335,503
Utilities 5.2%
Electric Utilities 2.2%
CMS Energy Corp.*	315,100	2,684,652
DPL, Inc.	120,600	2,518,128
WPS Resources Corp.	65,000	3,004,950
		8,207,730
	Shares	Value ($)

Gas Utilities 1.2%
Cascade Natural Gas Corp.	32,800	691,752
NUI Corp.	89,700	1,445,964
Peoples Energy Corp.	60,600	2,547,624
		4,685,340
Multi-Utilities 0.4%
Sierra Pacific Resources*	210,600	1,545,804
Multi-Utilities & Unregulated Power 1.4%
Reliant Resources, Inc.*	735,300	5,411,808
Total Common Stocks (Cost $282,707,294)		366,981,003

Other 1.0%
iShares Russell 2000 Index Fund	100	11,080
iShares Russell 2000 Value Index Fund	22,700	3,641,080
Total Other (Cost $2,454,993)		3,652,160
	Shares	Value ($)

Preferred Stock 0.8%
Financials 0.8%
Banks 0.3%
Chevy Chase Bank*	39,300	1,127,910
Real Estate 0.5%
Equity Inns, Inc. 8.750%, Series B*	38,700	1,046,111
Saul Centers, Inc.*	29,700	787,050
		1,833,161
Total Preferred Stock (Cost $2,692,500)		2,961,071

Cash Equivalents 2.9%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $11,271,671)	11,271,671	11,271,671
Total Investment Portfolio - 100.0% (Cost $299,126,458) (a)		384,865,905

Notes to SVS Dreman Small Cap Value Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $299,752,687. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $85,113,218. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $87,244,156 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,130,938.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $287,854,787)	$ 373,594,234
Investment in Scudder Cash Management QP Trust (cost $11,271,671)	11,271,671
Total investments in securities, at value (cost $299,126,458)	384,865,905
Cash	195,972
Receivable for investments sold	1,695,336
Dividends receivable	759,026
Interest receivable	12,767
Receivable for Portfolio shares sold	145,165
Other assets	8,691
Total assets	387,682,862
Liabilities
Payable for investments purchased	1,108,496
Payable for Portfolio shares redeemed	550,676
Accrued management fee	240,003
Other accrued expenses and payables	100,045
Total liabilities	1,999,220
Net assets, at value	$ 385,683,642
Net Assets
Net assets consist of: Undistributed net investment income	3,552,152
Net unrealized appreciation (depreciation) on investments	85,739,447
Accumulated net realized gain (loss)	(16,425,596)
Paid-in capital	312,817,639
Net assets, at value	$ 385,683,642
Class A Net Asset Value, offering and redemption price per share ($353,984,490 / 22,038,819 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.06
Class B Net Asset Value, offering and redemption price per share ($31,699,152 / 1,977,912 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.03

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $6,247)	$ 6,408,190
Interest - Scudder Cash Management QP Trust	138,188
Total Income	6,546,378
Expenses: Management fee	2,170,456
Custodian fees	20,042
Distribution service fees (Class B)	35,148
Record keeping fees (Class B)	19,443
Auditing	43,765
Legal	24,741
Trustees' fees and expenses	4,561
Reports to shareholders	36,360
Other	13,888
Total expenses, before expense reductions	2,368,404
Expense reductions	(74)
Total expenses, after expense reductions	2,368,330
Net investment income (loss)	4,178,048
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(4,032,410)
Foreign currency related transactions	111
(4,032,299)
Net unrealized appreciation (depreciation) during the period on investments	106,909,012
Net gain (loss) on investment transactions	102,876,713
Net increase (decrease) in net assets resulting from operations	$ 107,054,761

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ 4,178,048	$ 3,300,403
Net realized gain (loss) on investment transactions	(4,032,299)	(5,468,654)
Net unrealized appreciation (depreciation) on investment transactions during the period	106,909,012	(41,748,182)
Net increase (decrease) in net assets resulting from operations	107,054,761	(43,916,433)
Distributions to shareholders from: Net investment income Class A	(2,962,485)	(910,198)
Class B	(46,780)	-
Net realized gains Class A	(3,977,032)	-
Class B	(77,506)	-
Portfolio share transactions: Class A Proceeds from shares sold	59,877,343	156,275,072
Reinvestment of distributions	6,939,517	910,198
Cost of shares redeemed	(56,654,673)	(55,977,524)
Net increase (decrease) in net assets from Class A share transactions	10,162,187	101,207,746
Class B Proceeds from shares sold	24,979,856	1,139,942*
Reinvestment of distributions	124,286	-*
Cost of shares redeemed	(824,618)	(4,325)*
Net increase (decrease) in net assets from Class B share transactions	24,279,524	1,135,617
Increase (decrease) in net assets	134,432,669	57,516,732
Net assets at beginning of period	251,250,973	193,734,241
Net assets at end of period (including undistributed net investment income of $3,552,152 and $3,034,047, respectively)	$ 385,683,642	$ 251,250,973
Other Information
Class A Shares outstanding at beginning of period	21,449,028	14,668,207
Shares sold	4,545,529	11,354,873
Shares issued to shareholders in reinvestment of distributions	650,376	61,046
Shares redeemed	(4,606,114)	(4,635,098)
Net increase (decrease) in Portfolio shares	589,791	6,780,821
Shares outstanding at end of period	22,038,819	21,449,028
Class B Shares outstanding at beginning of period	98,769	-
Shares sold	1,921,031	99,146*
Shares issued to shareholders in reinvestment of distributions	11,637	-*
Shares redeemed	(53,525)	(377)*
Net increase (decrease) in Portfolio shares	1,879,143	98,769
Shares outstanding at end of period	1,977,912	98,769

* For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001	2000[a]	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.66	$ 13.21	$ 11.23	$ 10.85	$ 10.65
Income (loss) from investment operations: Net investment income (loss)[b]	.19	.17	.09	.02	.07
Net realized and unrealized gain (loss) on investment transactions	4.55	(1.67)	1.89	.42	.23
Total from investment operations	4.74	(1.50)	1.98	.44	.30
Less distributions from: Net investment income	(.15)	(.05)	-	(.06)	(.10)
Net realized gains on investment transactions	(.19)	-	-	-	-
Total distributions	(.34)	(.05)	-	(.06)	(.10)
Net asset value, end of period	$ 16.06	$ 11.66	$ 13.21	$ 11.23	$ 10.85
Total Return (%)	42.15	(11.43)	17.63	4.05	2.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	354	250	194	84	95
Ratio of expenses before expense reductions (%)	.80	.81	.79	.82	.84
Ratio of expenses after expense reductions (%)	.80	.81	.79	.82	.83
Ratio of net investment income (loss) (%)	1.46	1.28	.77	.15	.69
Portfolio turnover rate (%)	71	86	57	36	72

a On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.65	$ 13.86
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.17
Net realized and unrealized gain (loss) on investment transactions	4.56	(2.38)
Total from investment operations	4.69	(2.21)
Less distributions from: Net investment income	(.12)	-
Net realized gains on investment transactions	(.19)	-
Total distributions	(.31)	-
Net asset value, end of period	$ 16.03	$ 11.65
Total Return (%)	41.65	(15.95)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	1
Ratio of expenses (%)	1.19	1.06*
Ratio of net investment income (loss) (%)	1.07	3.01*
Portfolio turnover rate (%)	71	86

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2003.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2003

SVS Eagle Focused Large Cap Growth Portfolio

The portfolio delivered a total return of 26.54% (Class A shares, unadjusted for contract charges) for calendar year 2003, trailing its benchmark Russell 1000 Growth Index, which was up 29.75%. The unmanaged index measures the performance of large companies with greater-than-average growth orientation compared with the overall market. Most of the underperformance came in the second quarter, which we entered somewhat defensively positioned as we awaited more confirmation of the long-anticipated economic recovery. As the year progressed, and we became convinced the recovery was for real, we began to make up ground on the benchmark by repositioning the portfolio to take advantage of an improving economic climate. Please see the following page for standardized performance as of December 31, 2003.

We saw relative outperformance versus the benchmark from good stock selection and an overweight position in the consumer discretionary sector as well as good stock selection in financial services. We saw relative underperformance versus the benchmark from poor stock selection in both technology and health care. Our biggest winners for the year in the consumer discretionary sector include Cendant Corp. and Home Depot, Inc. In financial services, Citigroup, Inc. and American Express (not in the porfolio as of 12/31/03) were our two biggest positive contributors. On the flip side, LSI Logic Corp. in technology and Merck & Co., Inc., in health care were our biggest disappointments.

US economic fundamentals are improving as the stimulus from tax cuts, increased government spending and low interest rates continue to boost corporate growth. The majority of companies in which we invest currently have a unique combination of operating leverage and capital spending discipline that we believe will enable them to produce strong earnings growth going forward.

Ashi Parikh

Portfolio Manager
Eagle Asset Management, Inc., Subadvisor to the Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please see this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large companies with greater-than-average growth orientation compared with the overall market. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

SVS Eagle Focused Large Cap Growth Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Eagle Focused Large Cap Growth Portfolio from 10/29/1999 to 12/31/2003
[] SVS Eagle Focused Large Cap Growth Portfolio - Class A [] Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
SVS Eagle Focused Large Cap Growth Portfolio		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$12,654	$7,569	$8,841
	Average annual total return	26.54%	-8.87%	-2.91%
Russell 1000 Growth Index	Growth of $10,000	$12,975	$7,446	$6,721
	Average annual total return	29.75%	-9.36%	-9.10%
SVS Eagle Focused Large Cap Growth Portfolio			1-Year	Life of Class**
Class B	Growth of $10,000		$12,614	$11,288
	Average annual total return		26.14%	8.41%
Russell 1000 Growth Index	Growth of $10,000		$12,975	$11,811
	Average annual total return		29.75%	11.73%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on October 29, 1999. Index returns begin October 31, 1999. Total returns would have been lower for the 3-Year and Life of Portfolio periods for Class A shares if the Portfolio's expenses were not maintained.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

SVS Eagle Focused Large Cap Growth Portfolio

	Shares	Value ($)

Common Stocks 99.0%
Consumer Discretionary 22.4%
Hotel Restaurants & Leisure 4.3%
Carnival Corp.	34,600	1,374,658
Harrah's Entertainment, Inc.	32,050	1,595,128
International Game Technology	34,500	1,231,650
		4,201,436
Internet & Catalog Retail 1.7%
eBay, Inc.*	25,450	1,643,816
Media 14.1%
Clear Channel Communications, Inc.	52,100	2,439,843
Comcast Corp. "A"*	57,550	1,800,164
EchoStar Communications Corp. "A"*	41,000	1,394,000
Time Warner, Inc.*	166,200	2,989,938
Viacom, Inc. "B"	74,000	3,284,120
Walt Disney Co.	85,900	2,004,047
		13,912,112
Specialty Retail 2.3%
Home Depot, Inc.	63,325	2,247,404
Consumer Staples 2.8%
Food & Drug Retailing
Wal-Mart Stores, Inc.	52,000	2,758,600
Financials 11.0%
Banks 3.0%
Bank of America Corp.	37,250	2,996,017
Diversified Financial Services 8.0%
Citigroup, Inc.	83,716	4,063,575
Countrywide Financial Corp.	32,800	2,487,880
Goldman Sachs Group, Inc.	13,000	1,283,490
		7,834,945
Health Care 15.2%
Biotechnology 3.5%
Biogen Idec, Inc.*	36,400	1,338,792
Gilead Sciences, Inc.*	23,250	1,351,755
MedImmune, Inc.*	30,000	762,000
		3,452,547
Pharmaceuticals 11.7%
Johnson & Johnson	69,850	3,608,451
Merck & Co., Inc.	36,950	1,707,090
Pfizer, Inc.	130,050	4,594,666
Wyeth	35,500	1,506,975
		11,417,182
	Shares	Value ($)

Industrials 8.6%
Commercial Services & Supplies 3.7%
Cendant Corp.*	162,050	3,608,854
Industrial Conglomerates 4.9%
General Electric Co.	154,800	4,795,704
Information Technology 39.0%
Communications Equipment 6.5%
Cisco Systems, Inc.*	183,400	4,454,786
JDS Uniphase Corp.*	533,300	1,946,545
		6,401,331
Computers & Peripherals 2.9%
Dell, Inc.*	84,500	2,869,620
Electronic Equipment & Instruments 2.7%
Agilent Technologies, Inc.*	55,700	1,628,668
Flextronics International Ltd.*	65,250	968,310
		2,596,978
IT Consulting & Services 3.1%
First Data Corp.	74,000	3,040,660
Semiconductors & Semiconductor Equipment 15.0%
Fairchild Semiconductor International, Inc.*	99,700	2,489,509
Intel Corp.	152,950	4,924,990
Lam Research Corp.*	62,350	2,013,905
LSI Logic Corp.*	199,450	1,769,122
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	163,955	1,678,899
Texas Instruments, Inc.	64,350	1,890,603
		14,767,028
Software 8.8%
Microsoft Corp.	175,850	4,842,909
Oracle Corp.*	162,200	2,141,040
VERITAS Software Corp.*	44,150	1,640,614
		8,624,563
Total Common Stocks (Cost $84,717,394)		97,168,797

Cash Equivalents 1.0%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $990,522)	990,522	990,522
Total Investment Portfolio - 100.0% (Cost $85,707,916) (a)		98,159,319

Notes to SVS Eagle Focused Large Cap Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $88,987,151. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $9,172,168 This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,362,883 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,190,715.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $84,717,394)	$ 97,168,797
Investment in Scudder Cash Management QP Trust (cost $990,522)	990,522
Total investments in securities, at value (cost $85,707,916)	98,159,319
Cash	10,000
Receivable for investments sold	1,539,387
Dividends receivable	88,916
Interest receivable	1,668
Receivable for Portfolio shares sold	89,757
Total assets	99,889,047
Liabilities
Payable for investments purchased	1,236,193
Payable for Portfolio shares redeemed	204,626
Accrued management fee	83,939
Other accrued expenses and payables	59,347
Total liabilities	1,584,105
Net assets, at value	$ 98,304,942
Net Assets
Net assets consist of: Accumulated net investment loss	(71)
Net unrealized appreciation (depreciation) on investments	12,451,403
Accumulated net realized gain (loss)	(25,863,085)
Paid-in capital	111,716,695
Net assets, at value	$ 98,304,942
Class A Net Asset Value, offering and redemption price per share ($83,669,305 / 9,695,116 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.63
Class B Net Asset Value, offering and redemption price per share ($14,635,637 / 1,703,581 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.59

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends	$ 794,897
Interest - Scudder Cash Management QP Trust	25,602
Total Income	820,499
Expenses: Management fee	732,724
Custodian and accounting fees	43,552
Distribution service fees (Class B)	16,086
Record keeping fees (Class B)	8,886
Auditing	24,869
Legal	12,670
Trustees' fees and expenses	1,902
Reports to shareholders	18,417
Registration fees	741
Other	12,673
Total expenses, before expense reductions	872,520
Expense reductions	(66)
Total expenses, after expense reductions	872,454
Net investment income (loss)	(51,955)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,310,457
Net unrealized appreciation (depreciation) during the period on investments	16,392,143
Net gain (loss) on investment transactions	18,702,600
Net increase (decrease) in net assets resulting from operations	$ 18,650,645

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ (51,955)	$ (47,565)
Net realized gain (loss) on investment transactions	2,310,457	(17,302,199)
Net unrealized appreciation (depreciation) on investment transactions during the period	16,392,143	(5,056,801)
Net increase (decrease) in net assets resulting from operations	18,650,645	(22,406,565)
Portfolio share transactions: Class A Proceeds from shares sold	13,012,448	35,550,657
Cost of shares redeemed	(8,293,606)	(11,232,095)
Net increase (decrease) in net assets from Class A share transactions	4,718,842	24,318,562
Class B Proceeds from shares sold	12,484,580	545,460*
Cost of shares redeemed	(113,785)	(492)*
Net increase (decrease) in net assets from Class B share transactions	12,370,795	544,968
Increase (decrease) in net assets	35,740,282	2,456,965
Net assets at beginning of period	62,564,660	60,107,695
Net assets at end of period (including accumulated net investment loss of $71 and $291, respectively)	$ 98,304,942	$ 62,564,660
Other Information
Class A Shares outstanding at beginning of period	9,100,995	6,353,061
Shares sold	1,735,087	4,226,797
Shares redeemed	(1,140,966)	(1,478,863)
Net increase (decrease) in Portfolio shares	594,121	2,747,934
Shares outstanding at end of period	9,695,116	9,100,995
Class B Shares outstanding at beginning of period	77,032	-
Shares sold	1,642,289	77,101*
Shares redeemed	(15,740)	(69)*
Net increase (decrease) in Portfolio shares	1,626,549	77,032
Shares outstanding at end of period	1,703,581	77,032

* For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001	2000[a]	1999[a,b]
Selected Per Share Data
Net asset value, beginning of period	6.82	$ 9.46	$ 11.40	$ 12.84	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	-***	(.01)	(.02)	(.05)	-***
Net realized and unrealized gain (loss) on investment transactions	1.81	(2.63)	(1.92)	(1.04)	2.84
Total from investment operations	1.81	(2.64)	(1.94)	(1.09)	2.84
Less distributions from: Net realized gains on investment transactions	-	-	-	(.35)	-
Net asset value, end of period	$ 8.63	$ 6.82	$ 9.46	$ 11.40	$ 12.84
Total Return (%)	26.54	(27.91)	(17.02)	(9.02)[d]	28.40d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84	62	60	28	3
Ratio of expenses before expense reductions (%)	1.10	1.03	1.13	1.33	7.49*
Ratio of expenses after expense reductions (%)	1.10	1.03	1.11	1.02	1.10*
Ratio of net investment income (loss) (%)	(.04)	(.08)	(.21)	(.37)	(.19)*
Portfolio turnover rate (%)	143	123	98	323	336*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b For the period from October 29, 1999 (commencement of operations) to December 31, 1999.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized
*** Amount is less than $.005

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.81	$ 7.61
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	.01
Net realized and unrealized gain (loss) on investment transactions	1.82	(.81)
Total from investment operations	1.78	(.80)
Net asset value, end of period	$ 8.59	$ 6.81
Total Return (%)	26.14	(10.51)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15.5
Ratio of expenses (%)	1.49	1.30*
Ratio of net investment income (loss) (%)	(.43)	.21*
Portfolio turnover rate (%)	143	123

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized ** Not annualized

Management Summary December 31, 2003

SVS Focus Value+Growth Portfolio

The portfolio performed well in 2003, posting a total return of 32.87% (Class A shares, unadjusted for contract charges), versus a 28.68% return by the Standard & Poor's 500 (S&P 500) index. Please see the following page for standardized performance as of December 31, 2003.

The value sleeve gained, helped most by its tobacco and retail stocks. After some extreme volatility, fears of the potential impact of litigation against big tobacco companies subsided and led to a strong rally in Altria Group, Inc., one of the sleeve's largest holdings and RJ Reynolds Tobacco Holdings, Inc. The value sleeve's retailers - Best Buy Co., Inc., Home Depot, Inc. and Staples, Inc. - also posted strong gains as they added market share in their respective consumer niches. Mortgage provider Freddie Mac was the primary detractor from performance. The stock plummeted in June, after its financials came under scrutiny and it was revealed that the company had understated earnings. It has since made up much of its lost ground but was down for the full year. Pharmaceutical stocks also hurt performance. Dreman remains committed to both Freddie Mac and the value sleeve's pharmaceutical stocks, as he believes that their setbacks are temporary.

Information technology, consumer discretionary and financials were major contributors to the growth sleeve's performance. The growth sleeve's semiconductor and semiconductor equipment stocks improved performance. Semiconductor stocks performed exceptionally well, as many companies have improved their competitive position by reducing costs. Financials also gained with the strongest performance coming from capital markets stocks such as Merrill Lynch & Co., Inc.. In the consumer area Univision Communications, Inc., Starbucks Corp. and Tiffany & Co. advanced.

David N. Dreman
F. James Hutchinson

Co-Managers
Dreman Value Management LLC
(Subadvisor for the Value Portion of the Portfolio)

Spiros Segalas
Kathleen McCarragher

Co-Managers
Jennison Associates LLC
(Subadvisor for the Growth Portion of the Portfolio)

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. It is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

This portfolio is subject to stock market risk. It is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this portfolio's prospectus for specific details regarding its risk profile.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

SVS Focus Value+Growth Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. It is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this Portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this Portfolio would be lower.

Growth of an Assumed $10,000 Investment in SVS Focus Value+Growth Portfolio from 5/1/1996 to 12/31/2003
[] SVS Focus Value+Growth Portfolio - Class A [] S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
SVS Focus Value+Growth Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$13,287	$8,434	$9,443	$16,318
	Average annual total return	32.87%	-5.52%	-1.14%	6.60%
S&P 500 Index	Growth of $10,000	$12,868	$8,833	$9,718	$19,164
	Average annual total return	28.68%	-4.05%	-.57%	8.85%
SVS Focus Value+Growth Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$13,239	$11,870
	Average annual total return			32.39%	12.11%
S&P 500 Index	Growth of $10,000			$12,868	$11,543
	Average annual total return			28.68%	10.04%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1996. Index returns begin April 30, 1996.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

SVS Focus Value+Growth Portfolio

	Shares	Value ($)

Common Stocks 96.2%
Consumer Discretionary 17.4%
Hotel Restaurants & Leisure 2.5%
Starbucks Corp.*	98,700	3,263,022
Media 5.8%
Univision Communications, Inc. "A"*	92,700	3,679,263
Viacom, Inc. "B"	82,300	3,652,474
		7,331,737
Specialty Retail 9.1%
Bed Bath & Beyond, Inc.*	75,700	3,281,595
Best Buy Co., Inc.	4,100	214,184
Borders Group, Inc.	33,850	741,992
Home Depot, Inc.	61,265	2,174,295
Staples, Inc.*	65,440	1,786,512
Tiffany & Co.	73,500	3,322,200
		11,520,778
Consumer Staples 8.1%
Tobacco
Altria Group, Inc.	106,300	5,779,677
R.J. Reynolds Tobacco Holdings, Inc.	12,825	745,774
UST, Inc.	103,820	3,705,336
		10,230,787
Energy 4.4%
Energy Equipment & Services 2.8%
BJ Services Co.*	100,100	3,593,590
Oil & Gas 1.6%
Devon Energy Corp.	20,895	1,196,448
Kerr-McGee Corp.	16,550	769,409
		1,965,857
Financials 28.9%
Banks 7.2%
FleetBoston Financial Corp.	47,300	2,064,645
PNC Financial Services Group	18,910	1,034,944
Sovereign Bancorp, Inc.	58,310	1,384,863
US Bancorp.	31,300	932,114
Washington Mutual, Inc.	91,951	3,689,074
		9,105,640
Capital Markets 5.2%
Merrill Lynch & Co., Inc.	57,700	3,384,105
State Street Corp.	61,000	3,176,880
		6,560,985
Consumer Financials 2.8%
American Express Co.	75,500	3,641,365
Diversified Financial Services 13.7%
Citigroup, Inc.	66,700	3,237,618
Fannie Mae	92,750	6,961,815
	Shares	Value ($)

Freddie Mac	122,550	7,147,116
		17,346,549
Health Care 14.0%
Biotechnology 5.5%
Amgen, Inc.*	52,700	3,256,860
Genentech, Inc.*	40,300	3,770,871
		7,027,731
Health Care Equipment & Supplies 0.5%
Becton, Dickinson and Co.	14,500	596,530
Health Care Providers & Services 2.0%
HCA, Inc.	16,575	712,062
Laboratory Corp. of America Holdings*	21,070	778,537
Medco Health Solutions, Inc.*	6,687	227,291
Quest Diagnostics, Inc.	10,720	783,739
		2,501,629
Pharmaceuticals 6.0%
Bristol-Myers Squibb Co.	134,050	3,833,830
Merck & Co., Inc.	55,450	2,561,790
Pfizer, Inc.	17,100	604,143
Schering-Plough Corp.	32,960	573,174
		7,572,937
Industrials 3.2%
Industrial Conglomerates
General Electric Co.	107,100	3,317,958
Tyco International Ltd.	28,150	745,975
		4,063,933
Information Technology 19.1%
Communications Equipment 2.9%
Cisco Systems, Inc.*	151,100	3,670,219
Electronic Equipment & Instruments 3.0%
Agilent Technologies, Inc.*	128,700	3,763,188
IT Consulting & Services 3.3%
Electronic Data Systems Corp.	171,875	4,217,812
Semiconductors & Semiconductor Equipment 6.4%
Intel Corp.	101,100	3,255,420
International Rectifier Corp.*	37,500	1,852,875
Texas Instruments, Inc.	102,900	3,023,202
		8,131,497
Software 3.5%
Electronic Arts, Inc.*	28,500	1,361,730
Microsoft Corp.	111,300	3,065,202
		4,426,932
	Shares	Value ($)

Utilities 1.1%
Gas Utilities 0.8%
El Paso Corp.	123,635	1,012,571
Multi-Utilities & Unregulated Power 0.3%
Reliant Resources, Inc.*	54,050	397,808
Total Common Stocks (Cost $107,539,582)		121,943,097

	Shares	Value ($)

Cash Equivalents 3.8%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $4,806,615)	4,806,615	4,806,615
Total Investment Portfolio - 100.0% (Cost $112,346,197) (a)		126,749,712

Notes to SVS Focus Value+Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $114,315,098. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $12,434,614. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,656,829 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,222,215.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
At December 31, 2003, open futures contracts were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
S&P 500 Index Future	3/18/2004	7	1,879,391	1,943,550	64,159

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $107,539,582)	$ 121,943,097
Investment in Scudder Cash Management QP Trust (cost $4,806,615)	4,806,615
Total investments in securities, at value (cost $112,346,197)	126,749,712
Margin deposit	117,074
Receivable for investments sold	1,840,920
Dividends receivable	225,601
Interest receivable	5,122
Other assets	2,763
Total assets	128,941,192
Liabilities
Payable for investment purchased	1,727,436
Payable for Portfolio shares redeemed	2,780
Accrued management fee	77,302
Other accrued expenses and payables	80,829
Total liabilities	1,888,347
Net assets, at value	$ 127,052,845
Net Assets
Net assets consist of: Undistributed net investment income	954,315
Net unrealized appreciation (depreciation) on Investments	14,403,515
Futures	64,159
Accumulated net realized gain (loss)	(34,406,938)
Paid-in capital	146,037,794
Net assets, at value	$ 127,052,845
Class A Net Asset Value, offering and redemption price per share ($120,780,824 / 9,513,858 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.70
Class B Net Asset Value, offering and redemption price per share ($6,272,021 / 495,365 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.66

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends	$ 1,895,681
Interest - Scudder Cash Management QP Trust	26,944
Total Income	1,922,625
Expenses: Management fee	800,121
Custodian fees	12,753
Auditing	45,088
Distribution service fees (Class B)	8,341
Record keeping fees (Class B)	5,036
Legal	9,858
Trustees' fees and expenses	10,611
Reports to shareholders	15,746
Other	11,395
Total expenses, before expense reductions	918,949
Expense reductions	(6,340)
Total expenses, after expense reductions	912,609
Net investment income (loss)	1,010,016
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(767,438)
Futures	5,050
(762,388)
Net unrealized appreciation (depreciation) during the period on: Investments	30,700,751
Futures	64,159
30,764,910
Net gain (loss) on investment transactions	30,002,522
Net increase (decrease) in net assets resulting from operations	$ 31,012,538

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ 1,010,016	$ 880,908
Net realized gain (loss) on investment transactions	(762,388)	(20,649,623)
Net unrealized appreciation (depreciation) on investment transactions during the period	30,764,910	(17,574,809)
Net increase (decrease) in net assets resulting from operations	31,012,538	(37,343,524)
Distributions to shareholders from: Net investment income Class A	(861,563)	(658,082)
Class B	(12,687)	-
Portfolio share transactions: Class A Proceeds from shares sold	11,072,613	16,876,950
Reinvestment of distributions	861,563	658,082
Cost of shares redeemed	(17,513,556)	(21,961,063)
Net increase (decrease) in net assets from Class A share transactions	(5,579,380)	(4,426,031)
Class B Proceeds from shares sold	5,121,184	389,225*
Reinvestment of distributions	12,687	-*
Cost of shares redeemed	(406,433)	(409)*
Net increase (decrease) in net assets from Class B share transactions	4,727,438	388,816
Increase (decrease) in net assets	29,286,346	(42,038,821)
Net assets at beginning of period	97,766,499	139,805,320
Net assets at end of period (including undistributed net investment income of $954,315 and $818,549, respectively)	$ 127,052,845	$ 97,766,499
Other Information
Class A Shares outstanding at beginning of period	10,089,997	10,690,065
Shares sold	983,070	1,436,043
Shares issued to shareholders in reinvestment of distributions	93,142	49,742
Shares redeemed	(1,652,351)	(2,085,853)
Net increase (decrease) in Portfolio shares	(576,139)	(600,068)
Shares outstanding at end of period	9,513,858	10,089,997
Class B Shares outstanding at beginning of period	39,304	-
Shares sold	491,329	39,344*
Shares issued to shareholders in reinvestment of distributions	1,372	-*
Shares redeemed	(36,640)	(40)*
Net increase (decrease) in Portfolio shares	456,061	39,304
Shares outstanding at end of period	495,365	39,304

* For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001	2000[a]	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.65	$ 13.08	$ 16.55	$ 18.96	$ 16.71
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.08	.09	.12	.08
Net realized and unrealized gain (loss) on investment transactions	3.04	(3.45)	(2.41)	(.73)	2.62
Total from investment operations	3.14	(3.37)	(2.32)	(.61)	2.70
Less distributions from: Net investment income	(.09)	(.06)	(.10)	(.10)	(.10)
Net realized gains on investment transactions	-	-	(1.05)	(1.70)	(.35)
Total distributions	(.09)	(.06)	(1.15)	(1.80)	(.45)
Net asset value, end of period	$ 12.70	$ 9.65	$ 13.08	$ 16.55	$ 18.96
Total Return (%)	32.87[c]	(25.89)	(14.35)	(3.90)	16.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	121	97	140	153	172
Ratio of expenses before expense reductions (%)	.85	.81	.79	.81	.83
Ratio of expenses after expense reductions (%)	.84	.81	.79	.81	.82
Ratio of net investment income (loss) (%)	.96	.73	.64	.66	.46
Portfolio turnover rate (%)	82	109	180	39	102

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b Based on average shares outstanding during the period.
c Total returns would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.63	$ 10.74
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.08
Net realized and unrealized gain (loss) on investment transactions	3.04	(1.19)
Total from investment operations	3.09	(1.11)
Less distributions from: Net investment income	(.06)	-
Net asset value, end of period	$ 12.66	$ 9.63
Total Return (%)	32.39[c]	(10.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6.4
Ratio of expenses before expense reductions (%)	1.25	1.06*
Ratio of expenses after expense reductions (%)	1.24	1.06*
Ratio of net investment income (loss) (%)	.56	1.64*
Portfolio turnover rate (%)	82	109

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
c Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary December 31, 2003

SVS Index 500 Portfolio

For the 12 months ended December 31, 2003, the portfolio produced a total return of 27.93% (Class A shares, unadjusted for contract charges), compared with a 28.68% return for the benchmark. In a welcome turnabout from the past three years, US equities gained ground for the 12 months ended December 31, 2003. During the first quarter, the Standard & Poor's 500 (S&P 500) index declined, as fears surrounding the coming war with Iraq heightened and economic activity slowed. During the second quarter, the S&P 500 index experienced its largest single quarterly gain in more than four years. In addition to positive corporate earnings announcements, the equity markets were strengthened by a low-interest-rate environment, declining bond investment yields, a $350 billion US tax cut, an accommodative Federal Reserve Board and the conclusion of major military operations in Iraq. Please see the following page for standardized performance as of December 31, 2003.

Given that the portfolio tracks or mirrors the index, the following index discussion also applies to the portfolio. Buoyed by robust corporate earnings, the S&P 500 index continued its advance during the second half of 2003. The US economy exhibited signs of improvement, as evidenced by the continual upward revisions to the gross domestic product growth rate, and business spending increased sharply, with significant increases in technology spending. Information technology and financials made the greatest contributions to the index's annual returns. The only sector to generate single-digit returns for the year was telecommunication services. The best annual total returns among the S&P 500 index stocks came from Avaya, Inc., Williams Companies, Inc. and Dynegy, Inc. The worst-performing individual stocks based on total return included Winn-Dixie Stores, Inc., Cresset Precious Metal and Mirant. (The latter two stocks were not in the portfolio as of 12/31/03.) There were nine additions to and deletions from the S&P 500 index for the year.

Patrick Cannon

Lead Manager
Northern Trust Investments, Inc., Subadvisor to the Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio may not be able to mirror the S&P 500 index closely enough to track its performance for several reasons, including the portfolio's cost to buy and sell securities, as well as the flow of money into and out of the portfolio. This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, derivatives may be more volatile and less liquid than traditional securities and the portfolio could suffer losses on its derivatives positions. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Asset Management. This portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

SVS Index 500 Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, derivatives may be more volatile and less liquid than traditional securities and the Portfolio could suffer losses on its derivatives positions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Index 500 Portfolio from 9/1/1999 to 12/31/2003
[] SVS Index 500 Portfolio - Class A [] S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
SVS Index 500 Portfolio		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$12,793	$8,738	$8,622
	Average annual total return	27.93%	-4.40%	-3.37%
S&P 500 Index	Growth of $10,000	$12,868	$8,833	$8,971
	Average annual total return	28.68%	-4.05%	-2.48%
SVS Index 500 Portfolio			1-Year	Life of Class**
Class B	Growth of $10,000		$12,757	$11,660
	Average annual total return		27.57%	10.78%
S&P 500 Index	Growth of $10,000		$12,868	$11,543
	Average annual total return		28.68%	10.04%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on September 1, 1999. Index returns begin August 31, 1999. Total returns would have been lower for the 3-Year and Life of Portfolio periods for Class A shares if the Portfolio's expenses were not maintained.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

SVS Index 500 Portfolio

	Shares	Value ($)

Common Stocks 98.3%
Consumer Discretionary 11.0%
Auto Components 0.2%
Cooper Tire & Rubber Co.	2,349	50,222
Dana Corp.	4,757	87,291
Delphi Corp.	17,883	182,585
Goodyear Tire & Rubber Co.	5,620	44,173
Johnson Controls, Inc.	2,815	326,878
Visteon Corp.	3,894	40,536
		731,685
Automobiles 0.7%
Ford Motor Co.	60,052	960,832
General Motors Corp.	19,091	1,019,460
Harley-Davidson, Inc.	10,508	499,445
		2,479,737
Distributors 0.1%
Genuine Parts Co.	5,509	182,899
Hotel Restaurants & Leisure 1.2%
Carnival Corp. "A"	21,390	849,825
Darden Restaurants, Inc.	5,282	111,133
Harrah's Entertainment, Inc.	3,419	170,163
Hilton Hotels Corp.	11,840	202,819
International Game Technology	10,860	387,702
Marriott Internatioal, Inc. "A"	7,155	330,561
McDonald's Corp.	41,677	1,034,840
Starbucks Corp.*	13,745	454,410
Starwood Hotels & Resorts Worldwide, Inc.	7,303	262,689
Wendy's International, Inc.	3,611	141,696
YUM! Brands, Inc.*	9,054	311,457
		4,257,295
Household Durables 0.5%
American Greetings Corp. "A"*	2,100	45,927
Black & Decker Corp.	2,494	123,004
Centex Corp.	2,275	244,904
Fortune Brands, Inc.	4,509	322,348
KB Home	1,759	127,563
Leggett & Platt, Inc.	6,157	133,176
Maytag Corp.	2,548	70,962
Newell Rubbermaid, Inc.	8,646	196,870
Pulte Homes, Inc.	1,895	177,410
Snap-On, Inc.	1,893	61,030
The Stanley Works	2,685	101,681
Tupperware Corp.	1,809	31,368
Whirlpool Corp.	2,199	159,757
		1,796,000
Internet & Catalog Retail 0.4%
eBay, Inc.*	20,918	1,351,094
Leisure Equipment & Products 0.2%
Brunswick Corp.	2,921	92,975
Eastman Kodak Co.	8,959	229,977
Hasbro, Inc.	5,527	117,615
Mattel, Inc.	14,465	278,741
		719,308
	Shares	Value ($)

Media 4.0%
Clear Channel Communications, Inc.	19,532	914,684
Comcast Corp. "A"*	74,488	2,448,421
Dow Jones & Co., Inc.	2,620	130,607
Gannett Co., Inc.	9,404	838,461
Interpublic Group of Companies, Inc.*	12,299	191,864
Knight-Ridder, Inc.	2,534	196,056
McGraw-Hill, Inc.	6,269	438,328
Meredith Corp.	1,600	78,096
New York Times Co. "A"	4,661	222,749
Omnicom Group, Inc.	5,931	517,954
Time Warner, Inc.*	146,377	2,633,322
Tribune Co.	9,888	510,221
Univision Communications, Inc. "A"*	9,900	392,931
Viacom, Inc. "B"	56,654	2,514,304
Walt Disney Co.	68,388	1,595,492
		13,623,490
Multiline Retail 1.0%
Big Lots, Inc.*	3,692	52,463
Dillard's, Inc. "A"	2,651	43,635
Dollar General Corp.	10,512	220,647
Family Dollar Stores, Inc.	5,379	192,999
Federated Department Stores, Inc.	6,772	319,164
J.C. Penny Co., Inc.	8,567	225,141
Kohl's Corp.*	10,641	478,207
Nordstrom, Inc.	4,338	148,793
Sears, Roebuck & Co.	8,189	372,518
Target Corp.	30,700	1,178,880
The May Department Stores Co.	9,100	264,537
		3,496,984
Specialty Retail 2.4%
AutoNation, Inc.*	8,500	156,145
AutoZone, Inc.*	3,142	267,730
Bed Bath & Beyond, Inc.*	10,305	446,722
Best Buy Co., Inc.	10,084	526,788
Circuit City Stores, Inc.	8,101	82,063
Home Depot, Inc.	74,428	2,641,450
Limited Brands	16,381	295,349
Lowe's Companies, Inc.	25,642	1,420,310
Office Depot, Inc.*	9,903	165,479
RadioShack Corp.	5,270	161,684
Sherwin-Williams Co.	4,504	156,469
Staples, Inc.*	16,991	463,854
The Gap, Inc.	28,718	666,545
Tiffany & Co.	4,600	207,920
TJX Companies, Inc.	17,984	396,547
Toys "R" Us, Inc.*	6,792	85,851
		8,140,906
Textiles, Apparel & Luxury Goods 0.3%
Jones Apparel Group, Inc.	4,066	143,245
Liz Claiborne, Inc.	3,466	122,904
NIKE, Inc. "B"	8,806	602,859
Reebok International Ltd.	1,918	75,416
VF Corp.	3,421	147,924
		1,092,348
	Shares	Value ($)

Consumer Staples 10.8%
Beverages 2.6%
Adolph Coors Co. "B"	1,168	65,525
Anheuser-Busch Companies, Inc.	27,359	1,441,272
Brown-Forman Corp. "B"	1,890	176,621
Coca-Cola Co.	81,414	4,131,760
Coca-Cola Enterprises, Inc.	14,176	310,029
Pepsi Bottling Group, Inc.	8,400	203,112
PepsiCo, Inc.	57,507	2,680,976
		9,009,295
Food & Drug Retailing 3.4%
Albertsons, Inc.	11,504	260,566
Costco Wholesale Corp.*	15,758	585,882
CVS Corp.	12,384	447,310
Kroger Co.*	24,054	445,240
Safeway, Inc.*	15,795	346,068
Supervalu, Inc.	4,270	122,079
Sysco Corp.	20,424	760,386
Wal-Mart Stores, Inc.	141,585	7,511,084
Walgreen Co.	34,391	1,251,145
Winn-Dixie Stores, Inc.	4,557	45,342
		11,775,102
Food Products 1.2%
Archer-Daniels-Midland Co.	20,271	308,525
Campbell Soup Co.	12,899	345,693
ConAgra Foods, Inc.	16,822	443,933
General Mills, Inc.	13,208	598,322
H.J. Heinz Co.	11,059	402,879
Hershey Foods Corp.	4,076	313,811
Kellogg Co.	13,821	526,304
McCormick & Co, Inc.	4,500	135,450
Sara Lee Corp.	24,406	529,854
William Wrigley Jr. Co.	7,070	397,405
		4,002,176
Household Products 1.9%
Clorox Co.	6,830	331,665
Colgate-Palmolive Co.	18,328	917,316
Kimberly-Clark Corp.	17,453	1,031,298
Procter & Gamble Co.	41,919	4,186,870
		6,467,149
Personal Products 0.5%
Alberto-Culver Co. "B"	1,900	119,852
Avon Products, Inc.	7,453	503,003
Gillette Co.	34,488	1,266,744
		1,889,599
Tobacco 1.2%
Altria Group, Inc.	66,143	3,599,502
R.J. Reynolds Tobacco Holdings, Inc.	2,965	172,415
UST, Inc.	5,211	185,981
		3,957,898
Energy 5.7%
Energy Equipment & Services 0.8%
Baker Hughes, Inc.	10,532	338,709
BJ Services Co.*	6,269	225,057
Halliburton Co.	13,791	358,566
	Shares	Value ($)

Nabors Industries Ltd.*	4,598	190,817
Noble Corp.*	4,300	153,854
Rowan Companies, Inc.*	3,518	81,512
Schlumberger Ltd.	19,082	1,044,167
Transocean, Inc.*	10,224	245,479
		2,638,161
Oil & Gas 4.9%
Amerada Hess Corp.	3,558	189,179
Anadarko Petroleum Corp.	7,788	397,266
Apache Corp.	5,056	410,042
Ashland, Inc.	2,215	97,593
Burlington Resources, Inc.	6,314	349,669
ChevronTexaco Corp.	34,959	3,020,108
ConocoPhillips	23,068	1,512,568
Devon Energy Corp.	7,913	453,098
EOG Resources, Inc.	3,639	168,013
ExxonMobil Corp.	215,857	8,850,137
Kerr-McGee Corp.	3,170	147,373
Marathon Oil Corp.	9,622	318,392
Occidental Petroleum Corp.	13,784	582,236
Sunoco, Inc.	2,502	127,977
Unocal Corp.	8,059	296,813
		16,920,464
Financials 20.3%
Banks 7.2%
AmSouth Bancorp.	11,045	270,602
Bank of America Corp.	48,258	3,881,391
Bank of New York Co., Inc.	26,593	880,760
Bank One Corp.	38,115	1,737,663
BB&T Corp.	16,642	643,047
Charter One Financial, Inc.	7,090	244,959
Comerica, Inc.	5,546	310,909
Fifth Third Bancorp.	19,506	1,152,804
First Tennessee National Corp.	4,000	176,400
FleetBoston Financial Corp.	35,334	1,542,329
Golden West Financial Corp.	4,803	495,622
Huntington Bancshares, Inc.	7,310	164,475
KeyCorp.	12,960	379,987
Marshall & Ilsley Corp.	7,100	271,575
Mellon Financial Corp.	15,073	483,994
National City Corp.*	18,970	643,842
North Fork Bancorp., Inc.	4,700	190,209
Northern Trust Corp.	7,049	327,215
PNC Financial Services Group	8,637	472,703
Regions Financial Corp.	6,964	259,061
SouthTrust Corp.	10,638	348,182
SunTrust Banks, Inc.	9,931	710,066
Synovus Financial Corp.	9,482	274,219
Union Planters Corp.	6,226	196,057
US Bancorp.	64,643	1,925,069
Wachovia Corp.	44,676	2,081,455
Washington Mutual, Inc.	29,430	1,180,732
Wells Fargo & Co.	55,487	3,267,629
Zions Bancorp.	2,800	171,724
		24,684,680
	Shares	Value ($)

Capital Markets 0.7%
Merrill Lynch & Co., Inc.	30,012	1,760,204
State Street Corp.	10,290	535,903
		2,296,107
Consumer Finance 0.6%
American Express Co.	42,980	2,072,925
Diversified Financial Services 6.8%
Bear Stearns Companies, Inc.	3,542	283,183
Capital One Finance Corp.	7,151	438,285
Charles Schwab Corp.	42,521	503,449
Citigroup, Inc.	167,506	8,130,741
Countrywide Financial Corp.	5,641	427,895
Fannie Mae	32,371	2,429,767
Federated Investors, Inc "B"	3,500	102,760
Franklin Resources, Inc.	8,873	461,928
Freddie Mac	22,236	1,296,803
Goldman Sachs Group, Inc.	15,371	1,517,579
J.P. Morgan Chase & Co.	65,327	2,399,461
Janus Capital Group, Inc.	7,656	125,635
Lehman Brothers Holdings, Inc.	8,683	670,501
MBNA Corp.	41,061	1,020,366
Moody's Corp.	4,694	284,222
Morgan Stanley	36,154	2,092,232
Principal Financial Group, Inc.	10,200	337,314
Providian Financial Corp.*	9,214	107,251
SLM Corp.	15,570	586,678
T. Rowe Price Group, Inc.	4,777	226,477
		23,442,527
Insurance 4.6%
ACE Ltd.	8,600	356,212
AFLAC, Inc.	16,112	582,932
Allstate Corp.	24,120	1,037,642
AMBAC Financial Group, Inc.	3,367	233,636
American International Group, Inc.	84,817	5,621,671
Aon Corp.	9,683	231,811
Chubb Corp.	5,887	400,905
Cincinnati Financial Corp.	5,081	212,792
Hartford Financial Services Group, Inc.	9,847	581,269
Jefferson-Pilot Corp.	4,473	226,558
John Hancock Financial Services, Inc.	9,044	339,150
Lincoln National Corp.	5,601	226,112
Loews Corp.	5,734	283,546
Marsh & McLennan Companies, Inc.	18,188	871,023
MBIA, Inc.	4,425	262,093
MetLife, Inc.	26,027	876,329
MGIC Investment Corp.	3,177	180,898
Progressive Corp.	6,711	560,973
Prudential Financial, Inc.	18,934	790,873
Safeco Corp.	4,405	171,487
St. Paul Companies, Inc.	8,292	328,778
Torchmark Corp.	3,589	163,443
Travelers Property Casualty Corp. "B"	31,359	532,162
UnumProvident Corp.	9,316	146,913
XL Capital Ltd. "A"	4,894	379,530
		15,598,738
	Shares	Value ($)

Real Estate 0.4%
Apartment Investment & Management Co. (REIT)	3,000	103,500
Equity Office Properties Trust (REIT)	12,500	358,125
Equity Residential (REIT)	8,600	253,786
Plum Creek Timber Co., Inc. (REIT)	5,800	176,610
ProLogis (REIT)	5,700	182,913
Simon Property Group, Inc. (REIT)	6,153	285,130
		1,360,064
Health Care 13.1%
Biotechnology 1.1%
Amgen, Inc.*	41,797	2,583,055
Biogen Idec, Inc.*	10,233	376,370
Chiron Corp.*	6,576	374,766
Genzyme Corp. (General Division)*	7,613	375,626
MedImmune, Inc.*	8,786	223,164
		3,932,981
Health Care Equipment & Supplies 2.0%
Applera Corp. - Applied Biosystems Group	6,641	137,535
Bausch & Lomb, Inc.	1,782	92,486
Baxter International, Inc.	19,118	583,481
Becton, Dickinson and Co.	9,116	375,032
Biomet, Inc.	9,171	333,916
Boston Scientific Corp.*	26,263	965,428
C.R. Bard, Inc.	1,658	134,713
Guidant Corp.	10,175	612,535
Medtronic, Inc.	40,495	1,968,462
Millipore Corp.*	1,531	65,910
St. Jude Medical, Inc.*	5,430	333,130
Stryker Corp.	6,299	535,478
Zimmer Holdings, Inc.*	7,911	556,934
		6,695,040
Health Care Providers & Services 1.8%
Aetna, Inc.	4,850	327,763
AmerisourceBergen Corp.	3,544	198,996
Anthem, Inc.*	4,929	369,675
Cardinal Health, Inc.	14,131	864,252
CIGNA Corp.	4,845	278,587
Express Scripts, Inc. "A"*	2,942	195,437
HCA, Inc.	16,974	729,203
Health Management Associates, Inc. "A"	7,500	180,000
Humana, Inc.*	5,200	118,820
IMS Health, Inc.	7,616	189,334
Manor Care, Inc.	2,838	98,110
McKesson Corp.	10,252	329,704
Medco Health Solutions, Inc.*	8,531	289,969
Quest Diagnostics, Inc.	3,291	240,605
Tenet Healthcare Corp.*	14,522	233,078
UnitedHealth Group, Inc.	18,908	1,100,067
WellPoint Health Networks, Inc.*	4,614	447,512
		6,191,112
Pharmaceuticals 8.2%
Abbott Laboratories	51,879	2,417,561
Allergan, Inc.	4,091	314,230
Bristol-Myers Squibb Co.	64,659	1,849,247
Eli Lilly & Co.	37,124	2,610,931
	Shares	Value ($)

Forest Laboratories, Inc.*	11,420	705,756
Johnson & Johnson	96,308	4,975,271
King Pharmaceuticals, Inc.*	7,698	117,471
Merck & Co., Inc.	72,589	3,353,612
Pfizer, Inc.	249,623	8,819,181
Schering-Plough Corp.	48,875	849,936
Watson Pharmaceuticals, Inc.*	4,059	186,714
Wyeth	44,170	1,875,017
		28,074,927
Industrials 10.7%
Aerospace & Defense 1.8%
Boeing Co.	28,273	1,191,424
General Dynamics Corp.	6,180	558,610
Goodrich Corp.	3,732	110,803
Honeywell International, Inc.	29,147	974,384
Lockheed Martin Corp.	15,222	782,411
Northrop Grumman Corp.	5,714	546,258
Raytheon Co.	12,997	390,430
Rockwell Collins, Inc.	5,756	172,853
United Technologies Corp.	15,808	1,498,124
		6,225,297
Air Freight & Logistics 1.0%
FedEx Corp.	9,396	634,230
Ryder System, Inc.	2,152	73,491
United Parcel Service, Inc. "B"	37,340	2,783,697
		3,491,418
Airlines 0.1%
Delta Air Lines, Inc.	4,770	56,334
Southwest Airlines Co.	25,025	403,903
		460,237
Building Products 0.2%
American Standard Companies, Inc.*	2,300	231,610
Masco Corp.	14,726	403,640
		635,250
Commercial Services & Supplies 1.0%
Allied Waste Industries, Inc.*	10,439	144,893
Apollo Group, Inc. "A"*	5,500	374,000
Avery Dennison Corp.	3,515	196,910
Cendant Corp.*	34,452	767,246
Cintas Corp.	5,400	270,702
Deluxe Corp.	1,709	70,633
Equifax Inc	4,524	110,838
H&R Block, Inc.	5,676	314,280
Monster Worldwide, Inc.*	3,949	86,720
Pitney Bowes, Inc.	7,391	300,223
R.R. Donnelley & Sons Co.	3,664	110,470
Robert Half International, Inc.*	5,500	128,370
Waste Management, Inc.	19,504	577,318
		3,452,603
Construction & Engineering 0.0%
Fluor Corp.	2,625	104,055
Electrical Equipment 0.5%
American Power Conversion Corp.	7,510	183,619
Cooper Industries, Inc. "A"	2,951	170,951
Emerson Electric Co.	14,517	939,976
Power-One, Inc.*	2,682	29,046
	Shares	Value ($)

Rockwell Automation, Inc.	5,756	204,914
Thomas & Betts Corp.*	2,127	48,687
		1,577,193
Industrial Conglomerates 4.2%
3M Co.	25,048	2,129,831
General Electric Co.	328,467	10,175,908
Textron, Inc.	4,143	236,399
Tyco International Ltd.	64,354	1,705,381
		14,247,519
Machinery 1.4%
Caterpillar, Inc.	10,949	908,986
Crane Co.	1,914	58,836
Cummins, Inc.*	1,262	61,762
Danaher Corp.	5,377	493,340
Deere & Co.	8,315	540,891
Dover Corp.	6,378	253,525
Eaton Corp.	2,316	250,082
Illinois Tool Works, Inc.	10,623	891,376
Ingersoll-Rand Co. "A"	5,411	367,299
ITT Industries, Inc.	2,919	216,619
Navistar International Corp.*	2,121	101,575
PACCAR, Inc.	4,201	357,589
Pall Corp.	3,953	106,059
Parker-Hannifin Corp.	3,598	214,081
		4,822,020
Road & Rail 0.5%
Burlington Northn Santa Fe Corp.	11,679	377,816
CSX Corp.	6,674	239,864
Norfolk Southn Corp.	12,285	290,540
Union Pacific Corp.	8,961	622,610
		1,530,830
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	2,874	136,199
Information Technology 17.5%
Communications Equipment 2.8%
ADC Telecommunications, Inc.*	31,974	94,963
Andrew Corp.*	4,880	56,169
Avaya, Inc.*	14,911	192,948
CIENA Corp.*	17,877	118,703
Cisco Systems, Inc.*	225,868	5,486,334
Comverse Technologies, Inc.*	7,189	126,454
Corning, Inc.*	41,834	436,329
JDS Uniphase Corp.*	50,936	185,916
Lucent Technologies, Inc.*	131,715	374,071
Motorola, Inc.	74,567	1,049,158
QUALCOMM, Inc.	25,573	1,379,152
Scientific-Atlanta, Inc.	4,768	130,166
Tellabs, Inc.*	13,224	111,478
		9,741,841
Computers & Peripherals 3.8%
Apple Computer, Inc.*	12,825	274,070
Dell, Inc.*	84,839	2,881,133
EMC Corp.*	78,670	1,016,416
Gateway, Inc.	10,377	47,734
Hewlett-Packard Co.	100,993	2,319,809
International Business Machines Corp.	56,245	5,212,787
	Shares	Value ($)

Lexmark International, Inc.*	4,070	320,065
NCR Corp.*	2,994	116,167
Network Appliance, Inc.*	11,911	244,533
Sun Microsystems, Inc.*	103,574	465,047
		12,897,761
Electronic Equipment & Instruments 0.5%
Agilent Technologies, Inc.*	14,748	431,231
Jabil Circuit, Inc.*	6,300	178,290
Molex, Inc.	5,991	209,026
PerkinElmer, Inc.	4,020	68,621
Sanmina-SCI Corp.*	18,061	227,749
Solectron Corp.*	26,440	156,261
Symbol Technologies, Inc.	7,350	124,142
Tektronix, Inc.	2,824	89,238
Thermo Electron Corp.*	5,205	131,166
Waters Corp.*	3,900	129,324
		1,745,048
Internet Software & Services 0.3%
Yahoo!, Inc.*	21,318	962,934
IT Consulting & Services 1.2%
Automatic Data Processing, Inc.	20,348	805,984
Computer Sciences Corp.*	5,836	258,126
Concord EFS, Inc.*	15,514	230,228
Convergys Corp.*	4,447	77,645
Electronic Data Systems Corp.	16,809	412,493
First Data Corp.	23,552	967,752
Fiserv, Inc.*	7,005	276,767
Paychex, Inc.	13,034	484,864
Sabre Holdings Corp.	4,362	94,176
SunGard Data Systems, Inc.*	9,000	249,390
Unisys Corp.*	10,480	155,628
		4,013,053
Office Electronics 0.1%
Xerox Corp.*	27,466	379,031
Semiconductors & Semiconductor Equipment 4.2%
Advanced Micro Devices, Inc.*	12,339	183,851
Altera Corp.*	13,397	304,112
Analog Devices, Inc.	11,428	521,688
Applied Materials, Inc.*	53,243	1,195,305
Applied Micro Circuits Corp.*	9,700	58,006
Broadcom Corp. "A"*	9,352	318,810
Intel Corp.	213,734	6,882,235
KLA-Tencor Corp.*	6,622	388,513
Linear Technology Corp.	10,866	457,133
LSI Logic Corp.*	12,113	107,442
Maxim Integrated Products, Inc.	10,190	507,462
Micron Technology, Inc.*	19,103	257,317
National Semiconductor Corp.*	6,467	254,864
Novellus Systems, Inc.*	5,475	230,224
NVIDIA Corp.*	5,867	136,408
PMC-Sierra, Inc.*	6,355	128,053
QLogic Corp.*	3,445	177,762
Teradyne, Inc.*	5,974	152,038
Texas Instruments, Inc.	55,857	1,641,079
Xilinx, Inc.*	11,305	437,956
		14,340,258
	Shares	Value ($)

Software 4.6%
Adobe Systems, Inc.	8,138	319,823
Autodesk, Inc.	4,424	108,742
BMC Software, Inc.*	7,308	136,294
Citrix Systems, Inc.*	5,264	111,650
Computer Associates International, Inc.	18,165	496,631
Compuware Corp.*	12,246	73,966
Electronic Arts, Inc.*	9,200	439,576
Intuit, Inc.*	7,143	377,936
Mercury Interactive Corp.*	3,205	155,891
Microsoft Corp.	352,788	9,715,782
Novell, Inc.*	13,417	141,147
Oracle Corp.*	172,722	2,279,931
Parametric Technology Corp.*	7,591	29,909
PeopleSoft, Inc.*	11,264	256,819
Siebel Systems, Inc.*	15,259	211,642
Symantec Corp.*	9,400	325,710
VERITAS Software Corp.*	14,446	536,813
		15,718,262
Materials 3.0%
Chemicals 1.5%
Air Products & Chemicals, Inc.	7,864	415,455
Dow Chemical Co.	30,989	1,288,213
E.I. du Pont de Nemours & Co.	33,588	1,541,353
Eastman Chemical Co.	2,443	96,572
Ecolab, Inc.	8,186	224,051
Engelhard Corp.	4,000	119,800
Great Lakes Chemical Corp.	1,600	43,504
Hercules, Inc.*	3,507	42,785
International Flavors & Fragrances, Inc.	3,011	105,144
Monsanto Co.	8,320	239,450
PPG Industries, Inc.	5,305	339,626
Praxair, Inc.	10,068	384,598
Rohm & Haas Co.	6,826	291,538
Sigma-Aldrich Corp.	2,268	129,684
		5,261,773
Construction Materials 0.1%
Vulcan Materials Co.	3,210	152,700
Containers & Packaging 0.2%
Ball Corp.	1,800	107,226
Bemis Co., Inc.	1,656	82,800
Pactiv Corp.*	4,998	119,452
Sealed Air Corp.*	2,695	145,907
Temple-Inland, Inc.	1,768	110,801
		566,186
Metals & Mining 0.7%
Alcoa, Inc.	27,791	1,056,058
Allegheny Technologies, Inc.	2,567	33,936
Freeport-McMoRan Copper & Gold, Inc. "B"	6,066	255,560
Newmont Mining Corp.	13,675	664,742
Nucor Corp.	2,476	138,656
Phelps Dodge Corp.*	2,754	209,552
United States Steel Corp.	4,050	141,831
Worthington Industries, Inc.	2,726	49,150
		2,549,485
	Shares	Value ($)

Paper & Forest Products 0.5%
Boise Cascade Corp.	3,841	126,215
Georgia-Pacific Corp.	7,941	243,551
International Paper Co.	16,290	702,262
Louisiana-Pacific Corp.*	3,380	60,434
MeadWestvaco Corp.	6,393	190,192
Weyerhaeuser Co.	6,832	437,248
		1,759,902
Telecommunication Services 3.4%
Diversified Telecommunication Services 2.8%
ALLTEL Corp.	9,747	454,015
AT&T Corp.	26,672	541,442
BellSouth Corp.	61,811	1,749,251
CenturyTel, Inc.	4,533	147,867
Citizens Communications Co. "B"*	9,100	113,022
Qwest Communications International, Inc.*	51,368	221,910
SBC Communications, Inc.	110,359	2,877,059
Sprint Corp. (FON Group)	27,878	457,757
Verizon Communications, Inc.	89,464	3,138,397
		9,700,720
Wireless Telecommunication Services 0.6%
AT&T Wireless Services, Inc.*	91,734	732,955
Nextel Communications, Inc. "A"*	35,866	1,006,400
Sprint Corp. (PCS Group)*	32,720	183,886
		1,923,241
Utilities 2.8%
Electric Utilities 2.0%
Allegheny Energy, Inc.*	4,010	51,168
Ameren Corp.	5,097	234,462
American Electric Power Co.	12,380	377,714
CenterPoint Energy, Inc.	9,765	94,623
CINergy Corp.	5,549	215,357
CMS Energy Corp.*	5,056	43,077
Consolidated Edison, Inc.	7,044	302,963
Dominion Resources, Inc.	11,410	728,300
DTE Energy Co.	5,346	210,632
Edison International	10,367	227,348
Entergy Corp.	8,278	472,922
Exelon Corp.	11,348	753,053
FirstEnergy Corp.	10,262	361,222
FPL Group, Inc.	6,760	442,239
	Shares	Value ($)

PG&E Corp.*	13,471	374,090
Pinnacle West Capital Corp.	2,908	116,378
PPL Corp.	5,579	244,081
Progress Energy, Inc.	7,623	345,017
Southern Co.	22,698	686,615
TECO Energy, Inc.	5,400	77,814
TXU Corp.	9,926	235,445
Xcel Energy, Inc.	12,487	212,029
		6,806,549
Gas Utilities 0.3%
El Paso Corp.	19,141	156,765
KeySpan Corp.	5,032	185,178
Kinder Morgan, Inc.	3,864	228,362
NICOR, Inc.	1,406	47,860
NiSource, Inc.	8,351	183,221
Peoples Energy Corp.	1,128	47,421
Sempra Energy	6,987	210,029
		1,058,836
Multi-Utilities & Unregulated Power 0.5%
AES Corp.*	19,771	186,638
Calpine Corp.*	13,901	66,864
Constellation Energy Group, Inc.	5,310	207,940
Duke Energy Corp.	31,569	645,586
Dynegy, Inc. "A"	8,980	38,434
Public Service Enterprise Group, Inc.	7,074	309,841
Williams Companies, Inc.	16,019	157,307
		1,612,610
Total Common Stocks (Cost $326,082,688)		336,753,502
	Principal Amount ($)	Value ($)

US Government Backed 0.1%
US Treasury Bill, 0.87%**, 1/22/2004 (Cost $439,769) (c)	440,000	439,802
	Shares	Value ($)

Cash Equivalents 1.6%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $5,391,894)	5,391,894	5,391,894
Total Investment Portfolio - 100.0% (Cost $331,914,351) (a)		342,585,198

Notes to SVS Index 500 Portfolio of Investments

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $350,399,873. At December 31, 2003, net unrealized depreciation for all securities based on tax cost was $7,814,675. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,681,818 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $48,496,493.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) At December 31, 2003, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.
At December 31, 2003, open futures contracts were as follows:
Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Net Unrealized Appreciation (Depreciation) ($)
S&P 500 Index Future	3/18/2004	5,500	5,937,944	6,108,300	170,356

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $326,522,457)	$ 337,193,304
Investment in Scudder Cash Management QP Trust (cost $5,391,894)	5,391,894
Total investments in securities, at value (cost $331,914,351)	342,585,198
Dividends receivable	448,063
Interest receivable	5,422
Receivable for Portfolio shares sold	186,664
Receivable for daily variation margin on open futures contracts	4,918
Other assets	6,829
Total assets	343,237,094
Liabilities
Due to custodian bank	131
Payable for Portfolio shares redeemed	896,829
Accrued management fee	93,371
Other accrued expenses and payables	155,365
Total liabilities	1,145,696
Net assets, at value	$ 342,091,398
Net Assets
Net assets consist of: Undistributed net investment income	3,279,886
Net unrealized appreciation (depreciation) on: Investments	10,670,847
Futures	170,356
Accumulated net realized gain (loss)	(35,500,898)
Paid-in capital	363,471,207
Net assets, at value	$ 342,091,398
Class A Net Asset Value, offering and redemption price per share ($308,695,328 / 36,967,597 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.35
Class B Net Asset Value, offering and redemption price per share ($33,396,070 / 4,013,326 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.32

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $236)	$ 4,874,445
Interest	1,677
Interest - Scudder Cash Management QP Trust	48,869
Total Income	4,924,991
Expenses: Management fee	1,002,180
Custodian and accounting fees	207,001
Distribution service fees (Class B)	34,789
Record keeping fees (Class B)	19,439
Auditing	58,232
Legal	14,727
Trustees' fees and expenses	4,398
Reports to shareholders	43,540
Registration fees	30
Other	16,295
Total expenses, before expense reductions	1,400,631
Expense reductions	(26)
Total expenses, after expense reductions	1,400,605
Net investment income (loss)	3,524,386
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(13,144,367)
Futures	963,582
(12,180,785)
Net unrealized appreciation (depreciation) during the period on: Investments	79,013,535
Futures	203,884
79,217,419
Net gain (loss) on investment transactions	67,036,634
Net increase (decrease) in net assets resulting from operations	$ 70,561,020

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ 3,524,386	$ 2,812,725
Net realized gain (loss) on investment transactions	(12,180,785)	(16,252,217)
Net unrealized appreciation (depreciation) on investment transactions during the period	79,217,419	(50,530,051)
Net increase (decrease) in net assets resulting from operations	70,561,020	(63,969,543)
Distributions to shareholders from: Net investment income Class A	(2,840,811)	(1,192,208)
Class B	(39,707)	-
Portfolio share transactions: Class A Proceeds from shares sold	64,041,270	119,237,391
Reinvestment of distributions	2,840,811	1,192,208
Cost of shares redeemed	(54,166,484)	(42,059,224)
Net increase (decrease) in net assets from Class A share transactions	12,715,597	78,370,375
Class B Proceeds from shares sold	30,974,956	1,181,765*
Reinvestment of distributions	39,707	-*
Cost of shares redeemed	(3,018,857)	(528)*
Net increase (decrease) in net assets from Class B share transactions	27,995,806	1,181,237
Increase (decrease) in net assets	108,391,905	14,389,861
Net assets at beginning of period	233,699,493	219,309,632
Net assets at end of period (including undistributed net investment income of $3,279,886 and $2,667,640, respectively)	$ 342,091,398	$ 233,699,493
Other Information
Class A Shares outstanding at beginning of period	35,202,430	25,657,004
Shares sold	8,891,513	15,320,978
Shares issued to shareholders in reinvestment of distributions	450,208	139,931
Shares redeemed	(7,576,554)	(5,915,483)
Net increase (decrease) in Portfolio shares	1,765,167	9,545,426
Shares outstanding at end of period	36,967,597	35,202,430
Class B Shares outstanding at beginning of period	175,906	-
Shares sold	4,214,305	175,980*
Shares issued to shareholders in reinvestment of distributions	6,293	-*
Shares redeemed	(383,178)	(74)*
Net increase (decrease) in Portfolio shares	3,837,420	175,906
Shares outstanding at end of period	4,013,326	175,906

* For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001	2000[a]	1999[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.61	$ 8.55	$ 9.78	$ 10.96	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.09	.09	.08	.10	.10
Net realized and unrealized gain (loss) on investment transactions	1.73	(1.99)	(1.26)	(1.18)	.86
Total from investment operations	1.82	(1.90)	(1.18)	(1.08)	.96
Less distributions from: Net investment income	(.08)	(.04)	(.05)	(.05)	-
Net realized gains on investment transactions	-	-	-	(.05)	-
Total distributions	(.08)	(.04)	(.05)	(.10)	-
Net asset value, end of period	$ 8.35	$ 6.61	$ 8.55	$ 9.78	$ 10.96
Total Return (%)	27.93	(22.34)	(12.05)[d]	(9.93)[d]	9.55d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	309	233	219	102	32
Ratio of expenses before expense reductions (%)	.49	.48	.65	.88	.84*
Ratio of expenses after expense reductions (%)	.49	.48	.55	.54	.55*
Ratio of net investment income (loss) (%)	1.31	1.16	.88	.90	3.72*
Portfolio turnover rate (%)	8	6	13	20	1*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b For the period from September 1, 1999 (commencement of operations) to December 31, 1999.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.59	$ 7.21
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.05
Net realized and unrealized gain (loss) on investment transactions	1.74	(.67)
Total from investment operations	1.80	(.62)
Less distributions from: Net investment income	(.07)	-
Net asset value, end of period	$ 8.32	$ 6.59
Total Return (%)	27.57	(8.60)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	1
Ratio of expenses (%)	.88	.69*
Ratio of net investment income (loss) (%)	.92	1.42*
Portfolio turnover rate (%)	8	6

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized ** Not annualized

Management Summary December 31, 2003

SVS INVESCO Dynamic Growth Portfolio

The financial markets experienced volatility in the first quarter of 2003 as geopolitical tensions escalated and combat began in Iraq. However, by the second quarter, the major stock indices began a steep climb, and they finished the year with significant gains. For the first time in three years, the major equity markets posted gains.

Given the markets' renewed appetite for more aggressive investments, the portfolio's emphasis on mid-cap growth stocks worked to its advantage. The portfolio enjoyed a total return of 35.53% (Class A shares, unadjusted for contract charges) in 2003, versus a 42.71% return for its benchmark, the Russell Midcap Growth Index. Please see the following page for standardized performance as of December 31, 2003.

Throughout the year, we increased the portfolio's exposure to cyclical technology, industrials and wireless telecommunications stocks to achieve as much participation in the rally as possible, given our investment style. We also increased exposure to consumer discretionary stocks, particularly restaurants and higher-growth leisure companies. In health care, good stock selection benefited the portfolio, particularly in areas such as biotech and specialty pharmaceuticals. Information technology had the largest positive impact on the portfolio, and it garnered particularly good performance from software stocks such as VERITAS Software Corp. and Amdocs Ltd. While telecommunications services performed well for the portfolio, several stocks within the industry detracted from performance, including AT&T Wireless and Sprint Corp. (Not in the portfolio as of 12/31/03.) In 2004, we are confident about the portfolio's positioning based on continued cyclical improvement in the economy.

Timothy J. Miller

Portfolio Manager
INVESCO, Subadvisor to the Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Stocks of medium-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. Additionally, the portfolio may also focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell Midcap Growth Index is an unmanaged, capitalization-weighted index of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

SVS INVESCO Dynamic Growth Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Stocks of medium-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. Additionally, the Portfolio may also focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this Portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this Portfolio would be lower.

Growth of an Assumed $10,000 Investment in SVS INVESCO Dynamic Growth Portfolio from 5/1/2001 to 12/31/2003
[] SVS INVESCO Dynamic Growth Portfolio - Class A [] Russell Midcap Growth Index

Russell Midcap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
SVS INVESCO Dynamic Growth Portfolio		1-Year	Life of Portfolio*
Class A	Growth of $10,000	$13,553	$8,240
	Average annual total return	35.53%	-7.00%
Russell Midcap Growth Index	Growth of $10,000	$14,271	$9,465
	Average annual total return	42.71%	-2.04%
SVS INVESCO Dynamic Growth Portfolio		1-Year	Life of Class**
Class B	Growth of $10,000	$13,526	$12,611
	Average annual total return	35.26%	16.72%
Russell Midcap Growth Index	Growth of $10,000	$14,271	$12,902
	Average annual total return	42.71%	18.52%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

SVS INVESCO Dynamic Growth Portfolio

	Shares	Value ($)

Common Stocks 95.9%
Consumer Discretionary 20.2%
Hotel Restaurants & Leisure 6.1%
Applebee's International, Inc.	5,400	212,058
CBRL Group, Inc.	11,400	436,164
Hilton Hotels Corp.	29,600	507,048
International Game Technology	5,500	196,350
Mandalay Resort Group	11,600	518,752
P.F. Chang's China Bistro, Inc.*	100	5,088
Starbucks Corp.*	5,700	188,442
Starwood Hotels & Resorts Worldwide, Inc.	5,000	179,850
Station Casinos, Inc.	5,200	159,276
		2,403,028
Household Durables 1.1%
D.R. Horton, Inc.	2,700	116,802
Pulte Homes, Inc.	3,600	337,032
		453,834
Leisure Equipment & Products 0.6%
Marvel Enterprises, Inc.*	7,700	224,147
Media 6.4%
Cox Communications, Inc. "A"*	16,800	578,760
Cox Radio, Inc. "A"*	16,200	408,726
EchoStar Communications Corp. "A"*	13,350	453,900
Lamar Advertising Co.*	7,100	264,972
Omnicom Group, Inc.	4,100	358,053
Univision Communications, Inc. "A"*	11,200	444,528
		2,508,939
Multiline Retail 1.1%
Kohl's Corp.*	2,800	125,832
Ross Stores, Inc.	11,800	311,874
		437,706
Specialty Retail 3.5%
Advance Auto Parts, Inc.*	3,200	260,480
Staples, Inc.*	18,100	494,130
Tiffany & Co.	6,400	289,280
TJX Companies, Inc.	14,600	321,930
		1,365,820
Textiles, Apparel & Luxury Goods 1.4%
NIKE, Inc. "B"	4,400	301,224
Polo Ralph Lauren Corp.	9,500	273,600
		574,824
Consumer Staples 0.6%
Beverages 0.3%
Constellation Brands, Inc. "A"*	4,100	135,013
Food Products 0.3%
Bunge Ltd.	3,300	108,636
Energy 3.6%
Energy Equipment & Services 0.9%
Smith International, Inc.*	9,200	381,984
	Shares	Value ($)

Oil & Gas 2.7%
Apache Corp.	3,851	312,316
Murphy Oil Corp.	6,500	424,515
Talisman Energy, Inc.	5,600	316,960
		1,053,791
Financials 6.7%
Banks 0.9%
Northern Trust Corp.	5,700	264,594
Synovus Financial Corp.	2,400	69,408
		334,002
Diversified Financial Services 3.6%
Ameritrade Holding Corp.*	8,300	116,781
Franklin Resources, Inc.	7,500	390,450
Legg Mason, Inc.	6,100	470,798
Lehman Brothers Holdings, Inc.	2,322	179,305
T. Rowe Price Group, Inc.	5,900	279,719
		1,437,053
Insurance 2.2%
AFLAC, Inc.	200	7,236
AMBAC Financial Group, Inc.	3,700	256,743
PMI Group Inc.	7,400	275,502
Safeco Corp.	8,300	323,119
		862,600
Health Care 16.7%
Biotechnology 3.3%
Chiron Corp.*	4,800	273,552
Genzyme Corp. (General Division)*	5,400	266,436
Gilead Sciences, Inc.*	8,200	476,748
Invitrogen Corp.*	3,800	266,000
		1,282,736
Health Care Equipment & Supplies 5.0%
Alcon, Inc.	7,100	429,834
Biomet, Inc.	5,400	196,614
Boston Scientific Corp.*	8,700	319,812
C.R. Bard, Inc.	900	73,125
Stryker Corp.	1,300	110,513
Varian Medical Systems, Inc.*	4,300	297,130
Zimmer Holdings, Inc.*	7,700	542,080
		1,969,108
Health Care Providers & Services 4.0%
AdvancePCS*	4,500	236,970
Aetna, Inc.	5,600	378,448
Anthem, Inc.*	4,000	300,000
Caremark Rx, Inc.*	7,600	192,508
Health Management Associates, Inc. "A"	6,100	146,400
Medco Health Solutions, Inc.*	4,800	163,152
WellPoint Health Networks, Inc.*	1,600	155,184
		1,572,662
Pharmaceuticals 4.4%
Barr Laboratories, Inc.*	3,300	253,935
Pharmaceutical Resources, Inc.*	1,700	110,755
Shire Pharmaceuticals Group PLC*	17,900	519,995
	Shares	Value ($)

Teva Pharmaceutical Industries Ltd. (ADR)	9,600	544,416
Valeant Pharmaceuticals International	12,400	311,860
		1,740,961
Industrials 12.9%
Air Freight & Couriers 0.2%
C.H. Robinson Worldwide, Inc.	1,900	72,029
Commercial Services & Supplies 8.0%
Apollo Group, Inc. "A"*	8,340	567,120
Career Education Corp.*	7,800	312,546
Cintas Corp.	3,200	160,416
DST Systems, Inc.	8,400	350,784
Hewitt Associates, Inc. "A"	7,700	230,230
Manpower, Inc.	13,200	621,456
Republic Services, Inc.	16,900	433,147
Robert Half International, Inc.*	21,250	495,975
		3,171,674
Machinery 3.8%
Cummins, Inc.*	1,700	83,198
Eaton Corp.	3,500	377,930
Illinois Tool Works, Inc.	2,200	184,602
Ingersoll-Rand Co. "A"	3,700	251,156
Navistar International Corp.*	5,700	272,973
PACCAR, Inc.	3,700	314,944
		1,484,803
Trading Companies & Distributors 0.9%
Fastenal Co.	7,000	349,580
Information Technology 30.9%
Communications Equipment 5.1%
Advanced Fibre Communications, Inc.*	9,400	189,410
Alcatel SA (ADR)*	9,900	127,215
Comverse Technologies, Inc.*	22,900	402,811
Corning, Inc.*	27,800	289,954
Emulex Corp.*	14,300	381,524
Foundry Networks, Inc.*	13,400	366,624
Juniper Networks, Inc.*	13,663	255,225
		2,012,763
Computers & Peripherals 1.8%
Lexmark International, Inc.*	5,900	463,976
Network Appliance, Inc.*	11,900	244,307
		708,283
Electronic Equipment & Instruments 3.8%
Amphenol Corp. "A"*	5,300	338,829
Jabil Circuit, Inc.*	7,500	212,250
Molex, Inc.	10,300	359,367
Sanmina-SCI Corp.*	18,500	233,285
Solectron Corp.*	36,400	215,124
Vishay Intertechnology, Inc.*	6,700	153,430
		1,512,285
Internet Software & Services 1.1%
VeriSign, Inc.*	27,400	446,620
	Shares	Value ($)

IT Consulting & Services 1.7%
Computer Sciences Corp.*	7,200	318,456
Fiserv, Inc.*	8,300	327,933
		646,389
Office Electronics 0.2%
Zebra Technologies Corp. "A"*	1,300	86,281
Semiconductors & Semiconductor Equipment 7.6%
Altera Corp.*	5,533	125,599
ASML Holding NV*	11,000	220,550
Donaldson Co., Inc.	700	41,412
KLA-Tencor Corp.*	7,000	410,690
Lam Research Corp.*	9,730	314,279
Linear Technology Corp.	10,250	431,217
Maxim Integrated Products, Inc.	6,500	323,700
Microchip Technology, Inc.	15,450	515,412
Novellus Systems, Inc.*	5,400	227,070
Xilinx, Inc.*	10,300	399,022
		3,008,951
Software 9.6%
Adobe Systems, Inc.	5,400	212,220
Amdocs Ltd.*	13,900	312,472
BEA Systems, Inc.*	25,300	311,190
CDW Corp.	7,050	407,208
Cognos, Inc.*	8,600	263,332
Fair, Isaac & Co., Inc.	3,800	186,808
FileNet Corp.*	5,200	140,816
Intuit, Inc.*	7,600	402,116
Mercury Interactive Corp.*	2,100	102,144
PeopleSoft, Inc.*	4,300	98,040
Siebel Systems, Inc.*	32,300	448,001
Symantec Corp.*	13,600	471,240
VERITAS Software Corp.*	11,469	426,188
		3,781,775
Materials 1.6%
Chemicals 0.8%
Praxair, Inc.	7,000	267,400
Rohm & Haas Co.	800	34,168
		301,568
Containers & Packaging 0.8%
Ball Corp.	5,500	327,635
Telecommunication Services 1.4%
Wireless Telecommunication Services
Nextel Communications, Inc. "A"*	11,000	308,660
Nextel Partners, Inc. "A"*	18,400	247,480
		556,140
Other 1.3%
Semiconductor HOLDRs Trust	3,500	144,900
Software HOLDRs Trust	9,300	353,679
		498,579
Total Common Stocks (Cost $29,330,723)		37,812,199
	Shares	Value ($)

Cash Equivalents 4.1%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $1,622,522)	1,622,522	1,622,522
Total Investment Portfolio - 100.0% (Cost $30,953,245) (a)		39,434,721

Notes to SVS INVESCO Dynamic Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $31,504,273. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $7,930,448. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,040,334 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $109,886.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
HOLDRs: Holding Company Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $29,330,723)	$ 37,812,199
Investment in Scudder Cash Management QP Trust (cost $1,622,522)	1,622,522
Total investments in securities, at value (cost $30,953,245)	39,434,721
Cash	10,000
Receivable for investments sold	231,822
Dividends receivable	19,780
Interest receivable	1,313
Receivable for Portfolio shares sold	4,713
Foreign taxes recoverable	863
Due from Advisor	13,737
Other assets	766
Total assets	39,717,715
Liabilities
Payable for investments purchased	461,857
Payable for Portfolio shares redeemed	75,942
Other accrued expenses and payables	66,277
Total liabilities	604,076
Net assets, at value	$ 39,113,639
Net Assets
Net assets consist of: Accumulated net investment loss	(208)
Net unrealized appreciation (depreciation) on investments	8,481,476
Foreign currency related transactions	3
Accumulated net realized gain (loss)	(7,420,152)
Paid-in capital	38,052,520
Net assets, at value	$ 39,113,639
Class A Net Asset Value, offering and redemption price per share ($34,490,378 / 4,185,184 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.24
Class B Net Asset Value, offering and redemption price per share ($4,623,261 / 562,802 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.21

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,622)	$ 119,477
Interest - Scudder Cash Management QP Trust	16,421
Total Income	135,898
Expenses: Management fee	304,792
Custodian and accounting fees	82,024
Distribution service fees (Class B)	5,499
Record keeping fees (Class B)	3,087
Auditing	40,649
Legal	7,752
Trustees' fees and expenses	718
Reports to shareholders	4,780
Other	3,278
Total expenses, before expense reductions	452,579
Expense reductions	(48,791)
Total expenses, after expense reductions	403,788
Net investment income (loss)	(267,890)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	787,891
Foreign currency related transactions	(231)
787,660
Net unrealized appreciation (depreciation) during the period on: Investments	8,947,745
Foreign currency related transactions	3
8,947,748
Net gain (loss) on investment transactions	9,735,408
Net increase (decrease) in net assets resulting from operations	$ 9,467,518

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ (267,890)	$ (181,519)
Net realized gain (loss) on investment transactions	787,660	(7,471,026)
Net unrealized appreciation (depreciation) on investment transactions during the period	8,947,748	(2,081,578)
Net increase (decrease) in net assets resulting from operations	9,467,518	(9,734,123)
Portfolio share transactions: Class A Proceeds from shares sold	4,799,111	19,978,320
Cost of shares redeemed	(4,360,153)	(8,084,086)
Net increase (decrease) in net assets from Class A share transactions	438,958	11,894,234
Class B Proceeds from shares sold	3,887,012	98,567*
Cost of shares redeemed	(110,618)	(140)*
Net increase (decrease) in net assets from Class B share transactions	3,776,394	98,427
Increase (decrease) in net assets	13,682,870	2,258,538
Net assets at beginning of period	25,430,769	23,172,231
Net assets at end of period (including accumulated net investment loss of $208 and $185, respectively)	$ 39,113,639	$ 25,430,769
Other Information
Class A Shares outstanding at beginning of period	4,165,073	2,632,079
Shares sold	671,597	2,642,531
Shares redeemed	(651,486)	(1,109,537)
Net increase (decrease) in Portfolio shares	20,111	1,532,994
Shares outstanding at end of period	4,185,184	4,165,073
Class B Shares outstanding at beginning of period	15,737	-
Shares sold	562,002	15,759*
Shares redeemed	(14,937)	(22)*
Net increase (decrease) in Portfolio shares	547,065	15,737
Shares outstanding at end of period	562,802	15,737

* For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.08	$ 8.80	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.05)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.22	(2.67)	(1.18)[c]
Total from investment operations	2.16	(2.72)	(1.20)
Net asset value, end of period	$ 8.24	$ 6.08	$ 8.80
Total Return (%)	35.53[d]	(30.91)	(12.00)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	25	23
Ratio of expenses before expense reductions (%)	1.46	1.14	1.97*
Ratio of expenses after expense reductions (%)	1.30	1.14	1.30*
Ratio of net investment income (loss) (%)	(.85)	(.71)	(.40)*
Portfolio turnover rate (%)	115	79	40*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b Based on average shares outstanding during the period.
c The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.07	$ 6.51
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.23	(.41)
Total from investment operations	2.14	(.44)
Net asset value, end of period	$ 8.21	$ 6.07
Total Return (%)	35.26[c]	(6.76)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5.1
Ratio of expenses before expense reductions (%)	1.85	1.40*
Ratio of expenses after expense reductions (%)	1.69	1.40*
Ratio of net investment income (loss) (%)	(1.24)	(.82)*
Portfolio turnover rate (%)	115	79

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary December 31, 2003

SVS Janus Growth and Income Portfolio

For the first time since 1999, the major US stock market indices ended the fiscal year with gains. For the 12 months ended December 31, 2003, the portfolio gained 24.37% (Class A shares, unadjusted for contract charges), while the Russell 1000 Growth Index and the Standard & Poor's 500 (S&P 500) index, advanced 29.75% and 28.68%, respectively. Please see the following page for standardized performance as of December 31, 2003.

The portfolio is managed for shareholders who want long-term exposure to the stock market yet some potential downside protection in difficult times. "Growth and Income" is an apt description. Common growth stocks usually represent 80-90% of the holdings, while fixed-income and convertible securities represent between 10-20%. When the market is strong, the growth stocks should potentially drive performance, as they did this year; and during periods of weakness, the more income-oriented investments are designed to lend support.

The portfolio's best performer was global financial services powerhouse Citigroup. Tyco International, the Bermuda-based holding company with a range of businesses, also helped boost the portfolio's returns as did cable and media property holding company Liberty Media Corp. Meanwhile, analog- and mixed-signal circuit maker Maxim Integrated Products, whose chips power everything from cell phones to personal computers to medical equipment, moved ahead along with commercial and consumer lender CIT Group.

Some stocks experienced setbacks during the period. Among the most significant were The Stanley Works, which manufactures tools and doors, and defense contractor General Dynamics. SBC Communications, a diversified telecommunications company, also weighed on results as did discount broker Charles Schwab and German car maker Bayerishe Motoren-Werke, better known as BMW. We eliminated these holdings from the portfolio.

Important: portfolio manager change

As of January 1, 2004 Minyoung (Min) Sohn assumed management duties for the portfolio. He was previously an assistant portfolio manager on the portfolio.

Minyoung Sohn

Portfolio Manager, Janus Capital Management LLC, Subadvisor to the Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large companies with greater-than-average growth orientation compared with the overall market.

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

SVS Janus Growth and Income Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Janus Growth and Income Portfolio from 10/29/1999 to 12/31/2003
[] SVS Janus Growth and Income Portfolio - Class A [] Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
SVS Janus Growth and Income Portfolio		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$12,437	$8,703	$9,085
	Average annual total return	24.37%	-4.52%	-2.27%
Russell 1000 Growth Index	Growth of $10,000	$12,975	$7,446	$6,721
	Average annual total return	29.75%	-9.36%	-9.10%
SVS Janus Growth and Income Portfolio			1-Year	Life of Class**
Class B	Growth of $10,000		$12,394	$11,164
	Average annual total return		23.94%	7.62%
Russell 1000 Growth Index	Growth of $10,000		$12,975	$11,811
	Average annual total return		29.75%	11.73%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations October 29, 1999. Index returns begin October 31, 1999. Total returns would have been lower for the Life of Portfolio period for Class A shares if the Portfolio's expenses were not maintained.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

SVS Janus Growth and Income Portfolio

	Shares	Value ($)

Common Stocks 91.7%
Consumer Discretionary 19.2%
Distributors 0.6%
LVMH Moet Hennessy Louis Vuitton SA	15,614	1,133,458
Hotel Restaurants & Leisure 2.4%
Fairmont Hotels & Resorts, Inc.	76,001	2,062,667
Four Seasons Hotels Ltd.	13,240	677,226
Starwood Hotels & Resorts Worldwide, Inc.	58,400	2,100,648
		4,840,541
Internet & Catalog Retail 0.4%
Amazon.com, Inc.*	8,155	429,279
eBay, Inc.*	6,915	446,640
		875,919
Leisure Equipment & Products 1.0%
Mattel, Inc.	103,155	1,987,797
Media 13.9%
British Sky Broadcasting Group PLC*	42,004	527,237
Clear Channel Communications, Inc.	69,210	3,241,104
Comcast Corp. "A"*	130,450	4,080,476
Cox Communications, Inc. "A"*	82,390	2,838,336
Gannett Co., Inc.	29,805	2,657,414
Lamar Advertising Co.*	59,865	2,234,162
Liberty Media Corp. "A"*	369,625	4,394,841
Time Warner, Inc.*	214,780	3,863,892
Viacom, Inc. "B"	58,415	2,592,458
Walt Disney Co.	62,075	1,448,210
		27,878,130
Specialty Retail 0.9%
AutoZone, Inc.*	5,335	454,595
PETsMART, Inc.	21,575	513,485
Staples, Inc.*	33,030	901,719
		1,869,799
Consumer Staples 5.6%
Beverages 3.0%
Anheuser-Busch Companies, Inc.	68,635	3,615,692
PepsiCo, Inc.	50,747	2,365,825
		5,981,517
Food & Drug Retailing 0.0%
Whole Foods Market, Inc.	1,425	95,660
Household Products 2.6%
Procter & Gamble Co.	46,110	4,605,467
Reckitt Benkiser PLC	23,907	539,551
		5,145,018
Energy 5.0%
Oil & Gas 5.0%
ConocoPhillips	21,775	1,427,787
Encana Corp.	78,724	3,104,874
ExxonMobil Corp.	135,825	5,568,825
		10,101,486
	Shares	Value ($)

Financials 16.5%
Banks 3.2%
Bank of America Corp.	24,455	1,966,916
US Bancorp.	148,912	4,434,599
		6,401,515
Diversified Financial Services 9.1%
CIT Group, Inc.	67,805	2,437,590
Citigroup, Inc.	181,803	8,824,718
Fannie Mae	58,200	4,368,492
Goldman Sachs Group, Inc.	26,765	2,642,508
		18,273,308
Insurance 4.2%
American International Group, Inc.	58,630	3,885,996
Berkshire Hathaway, Inc. "B"*	1,460	4,109,900
MGIC Investment Corp.	9,300	529,542
		8,525,438
Health Care 12.2%
Biotechnology 0.2%
Amgen, Inc.*	8,095	500,271
Health Care Equipment & Supplies 2.8%
C.R. Bard, Inc.	17,430	1,416,187
INAMED Corp.*	6,218	298,813
Medtronic, Inc.	67,620	3,287,008
St. Jude Medical, Inc.*	9,265	568,408
		5,570,416
Health Care Providers & Services 4.9%
Aetna, Inc.	33,925	2,292,651
Caremark Rx, Inc.*	71,670	1,815,401
Medco Health Solutions, Inc.*	60,540	2,057,755
UnitedHealth Group, Inc.	64,660	3,761,919
		9,927,726
Pharmaceuticals 4.3%
Pfizer, Inc.	100,100	3,536,533
Roche Holding AG	49,982	5,027,215
		8,563,748
Industrials 13.9%
Aerospace & Defense 1.9%
Honeywell International, Inc.	38,735	1,294,911
Lockheed Martin Corp.	49,365	2,537,361
		3,832,272
Airlines 0.5%
Southwest Airlines Co.	65,345	1,054,668
Commercial Services & Supplies 2.1%
Ceridian Corp.*	76,170	1,595,000
Waste Management, Inc.	84,650	2,505,640
		4,100,640
Electronic Equipment & Instruments 1.0%
Samsung Electronics Co., Ltd. (GDR), 144A	11,050	2,077,400
Industrial Conglomerates 7.5%
3M Co.	30,840	2,622,325
	Shares	Value ($)

General Electric Co.	128,120	3,969,158
Tyco International Ltd.	320,560	8,494,840
		15,086,323
Road & Rail 0.9%
Canadian National Railway Co.	28,425	1,798,734
Information Technology 17.9%
Communications Equipment 3.5%
Cisco Systems, Inc.*	192,045	4,664,773
Nokia Oyj (ADR)	138,335	2,351,695
		7,016,468
Computers & Peripherals 2.7%
Dell, Inc.*	31,875	1,082,475
International Business Machines Corp.	30,955	2,868,910
Lexmark International, Inc.*	19,660	1,546,062
		5,497,447
Internet Software & Services 0.4%
Yahoo!, Inc.*	15,280	690,198
Semiconductors & Semiconductor Equipment 6.9%
Applied Materials, Inc.*	93,595	2,101,208
Intel Corp.	88,605	2,853,082
Linear Technology Corp.	49,880	2,098,452
Maxim Integrated Products, Inc.	81,720	4,069,656
NVIDIA Corp.*	23,830	554,047
Texas Instruments, Inc.	75,875	2,229,207
		13,905,652
Software 4.4%
Computer Associates International, Inc.	47,190	1,290,174
Electronic Arts, Inc.*	26,240	1,253,747
Microsoft Corp.	185,705	5,114,316
Oracle Corp.*	87,670	1,157,244
		8,815,481
Materials 0.6%
Chemicals
International Flavors & Fragrances, Inc.	30,540	1,066,457
Utilities 0.8%
Gas Utilities
Kinder Morgan, Inc.	27,250	1,610,475
Total Common Stocks (Cost $154,595,693)		184,223,962
	Shares	Value ($)

Convertible Preferred Stocks 0.7%
Allied Waste Industries, Inc.*	4,285	327,802
Centerpoint Energy, Inc.*	36,680	1,164,957
Total Convertible Preferred Stocks (Cost $1,641,968)		1,492,759

Preferred Stock 0.8%
Porsche AG (Cost $796,978)	2,793	1,653,348

	Principal Amount ($)	Value ($)

Convertible Bonds 0.2%
Devon Energy Corp., Zero Coupon, 6/27/2020	215,000	116,637
Lamar Advertising Co., 2.875%, 12/31/2010	175,000	179,375
Total Convertible Bond (Cost $289,857)		296,012

Corporate Bonds 0.8%
Allied Waste North America, Inc., 7.875%, 4/15/2013	95,000	102,838
CenturyTel, Inc., 8.375%, 10/15/2010	120,000	145,623
CMS Energy Corp., 7.625%, 11/15/2004	195,000	200,850
Cox Communications, Inc., 7.125%, 10/1/2012	870,000	1,003,469
Mattel, Inc., 6.125%, 7/15/2005	155,000	163,570
Total Corporate Bonds (Cost $1,423,891)		1,616,350

	Shares	Value ($)

Cash Equivalents 5.8%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $11,712,542)	11,712,542	11,712,542
Total Investment Portfolio - 100.0% (Cost $170,460,929) (a)		200,994,973

Notes to SVS Janus Growth and Income Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $173,108,526. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $27,886,447. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,158,819 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,272,372.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A - Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $158,748,387)	$ 189,282,431
Investments in Scudder Cash Management QP Trust (cost $11,712,542)	11,712,542
Total investments in securities, at value (cost $170,460,929)	200,994,973
Cash	18,576
Receivable for investments sold	2,735,568
Dividends receivable	203,546
Interest receivable	18,837
Receivable for Portfolio shares sold	196,569
Foreign taxes recoverable	8,468
Unrealized appreciation on forward foreign currency exchange contracts	46,674
Other assets	4,325
Total assets	204,227,536
Liabilities
Payable for investments purchased	159,656
Payable for Portfolio shares redeemed	19,850
Unrealized depreciation on forward foreign currency exchange contracts	283,424
Accrued management fee	156,825
Other accrued expenses and payables	75,343
Total liabilities	695,098
Net assets, at value	$ 203,532,438
Net Assets
Net assets consist of: Undistributed net investment income	235,748
Net unrealized appreciation (depreciation) on: Investments	30,534,044
Foreign currency related transactions	(234,908)
Accumulated net realized gain (loss)	(60,067,505)
Paid-in capital	233,065,059
Net assets, at value	$ 203,532,438
Class A Net Asset Value, offering and redemption price per share ($188,713,350 / 21,296,089 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.86
Class B Net Asset Value, offering and redemption price per share ($14,819,088 / 1,676,008 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.84

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $22,475)	$ 2,263,767
Interest	338,944
Interest - Scudder Cash Management QP Trust	49,047
Total Income	2,651,758
Expenses: Management fee	1,721,907
Custodian and accounting fees	100,209
Distribution service fees (Class B)	16,450
Record keeping fees (Class B)	9,185
Auditing	42,346
Legal	17,193
Trustees' fees and expenses	4,475
Reports to shareholders	30,084
Other	15,653
Total expenses	1,957,502
Expense reductions	(52)
Total expenses, after expense reductions	1,957,450
Net investment income (loss)	694,308
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(6,230,127)
Foreign currency related transactions	(220,747)
(6,450,874)
Net unrealized appreciation (depreciation) during the period on: Investments	46,524,502
Foreign currency related transactions	(319,074)
46,205,428
Net gain (loss) on investment transactions	39,754,554
Net increase (decrease) in net assets resulting from operations	$ 40,448,862

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002 (Restated)
Operations: Net investment income (loss)	$ 694,308	$ 979,739
Net realized gain (loss) on investment transactions	(6,450,874)	(26,556,230)
Net unrealized appreciation (depreciation) on investment transactions during the period	46,205,428	(16,745,804)
Net increase (decrease) in net assets resulting from operations	40,448,862	(42,322,295)
Distributions to shareholders from: Net investment income Class A	(1,260,686)	(1,106,501)
Class B	(10,289)	-
Portfolio share transactions: Class A Proceeds from shares sold	34,880,490	53,342,724
Reinvestment of distributions	1,260,686	1,106,501
Cost of shares redeemed	(52,309,879)	(22,409,232)
Net increase (decrease) in net assets from Class A share transactions	(16,168,703)	32,039,993
Class B Proceeds from shares sold	15,708,908	390,334*
Reinvestment of distributions	10,289	-*
Cost of shares redeemed	(3,045,507)	(699)*
Net increase (decrease) in net assets from Class B share transactions	12,673,690	389,635
Increase (decrease) in net assets	35,682,874	(10,999,168)
Net assets at beginning of period	167,849,564	178,848,732
Net assets at end of period (including undistributed net investment income of $235,748 and $868,707, respectively)	$ 203,532,438	$ 167,849,564
Other Information
Class A Shares outstanding at beginning of period	23,312,732	19,768,850
Shares sold	4,876,864	6,297,872
Shares issued to shareholders in reinvestment of distributions	180,614	123,081
Shares redeemed	(7,074,121)	(2,877,071)
Net increase (decrease) in Portfolio shares	(2,016,643)	3,543,882
Shares outstanding at end of period	21,296,089	23,312,732
Class B Shares outstanding at beginning of period	53,142	-
Shares sold	2,051,610	53,229*
Shares issued to shareholders in reinvestment of distributions	1,472	-*
Shares redeemed	(430,216)	(87)*
Net increase (decrease) in Portfolio shares	1,622,866	53,142
Shares outstanding at end of period	1,676,008	53,142

* For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002***	2001[a]	2000[b]	1999[b],[c]
Selected Per Share Data		(Restated)
Net asset value, beginning of period	$ 7.18	$ 9.05	$ 10.40	$ 11.49	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[d]	.03	.04	.08	.12	-
Net realized and unrealized gain (loss) on investment transactions	1.71	(1.86)	(1.36)	(1.16)	1.49
Total from investment operations	1.74	(1.82)	(1.28)	(1.04)	1.49
Less distributions from: Net investment income	(.06)	(.05)	(.07)	-	-
Net realized gains on investment transactions	-	-	-	(.05)	-
Total distributions	(.06)	(.05)	(.07)	(.05)	-
Net asset value, end of period	$ 8.86	$ 7.18	$ 9.05	$ 10.40	$ 11.49
Total Return (%)	24.37	(20.22)	(12.28)	(9.18)[e]	14.93e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	189	167	179	104	16
Ratio of expenses before expense reductions (%)	1.07	1.04	1.05	1.10	2.58*
Ratio of expenses after expense reductions (%)	1.07	1.04	1.05	1.01	1.10*
Ratio of net investment income (loss) (%)	.40	.54	.90	1.07	(.05)*
Portfolio turnover rate (%)	46	57	48	39	53*

a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses by $.01 and decrease the ratio of net investment income to average net assets from .92% to .90%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
c For the period from October 29, 1999 (commencement of operations) to December 31, 1999.
d Based on average shares outstanding during the period.
e Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized
*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -20.56% to -20.22% in accordance with this change (see Note K to Notes to Financial Statements).

Class B

Years Ended December 31,	2003	2002a***
Selected Per Share Data		(Restated)
Net asset value, beginning of period	$ 7.17	$ 7.96
Income (loss) from investment operations: Net investment income (loss)[b]	-[c]	.02
Net realized and unrealized gain (loss) on investment transactions	1.71	(.81)
Total from investment operations	1.71	(.79)
Less distributions from: Net investment income	(.04)	-
Net asset value, end of period	$ 8.84	$ 7.17
Total Return (%)	23.94	(9.92)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15.4
Ratio of expenses (%)	1.47	1.29*
Ratio of net investment income (loss) (%)	(.01)	.48*
Portfolio turnover rate (%)	46	57

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
c Amount less than $.005 per share.
* Annualized ** Not annualized
*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -10.30% to -9.92% in accordance with this change (see Note K to Notes to Financial Statements).

Management Summary December 31, 2003

SVS Janus Growth Opportunities Portfolio

For the 12 months ended December 31, 2003, the portfolio delivered a total return of 26.97% (Class A shares, unadjusted for contract charges), while the Russell 1000 Growth Index delivered 29.75%. After hitting a trough in the months leading up to the Iraq war, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from its slump and a tax-cut-driven increase in consumer spending also lifted investors' spirits. As the fiscal year came to a close, stocks added to their gains, fueled by an acceleration of quarterly earnings and better-than-expected economic growth. Please see the following page for standardized performance as of December 31, 2003.

We focus on the fundamentals of individual businesses. However, certain sectors can affect the portfolio's performance. For example, information technology was by far the most significant contributor to absolute performance. The portfolio's position in the financials sector also aided results. Meanwhile, the portfolio's investments in industrials and consumer staples were its two weakest-performing groups. With key data points and anecdotal evidence pointing to an improving business environment, we increased the portfolio's growth bias, an area which performed strongly during the period. We also maintained a strict sell discipline as we managed individual positions in light of each company's risk profile and valuation. That said, our trims and sales during the period can be characterized by both risk-reduction as well as profit-taking efforts. In turn, we redeployed some of those assets in what we consider to be companies that are more tuned in to an improving economic picture.

Biotechnology firm Genentech, Inc. rose handsomely to become the portfolio's top performer. This was followed by networking giant Cisco Systems, Inc. and investment bank Morgan Stanley. Certain stocks did experience significant headwinds during the period, including defense contractor General Dynamics and Automatic Data Processing, a provider of payroll services (neither were in the portfolio as of 12/31/03).

While we certainly keep an eye on the macroeconomic picture, we believe it is the detailed financial modeling and creative research that gives us the edge when it comes to creating a collection of businesses with favorable risk/reward profiles.

Marc Pinto

Lead Manager, Janus Capital Management LLC, Subadvisor to the Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty). Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those stocks in the Russell 1000 Index with greater-than-average growth orientation compared with the overall market. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

SVS Janus Growth Opportunities Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolios that emphasize investments in smaller companies may experience greater price volatility. This Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty). Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Janus Growth Opportunities Portfolio from 10/29/1999 to 12/31/2003
[] SVS Janus Growth Opportunities Portfolio - Class A [] Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
SVS Janus Growth Opportunities Portfolio		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$12,697	$6,710	$6,920
	Average annual total return	26.97%	-12.45%	-8.45%
Russell 1000 Growth Index	Growth of $10,000	$12,975	$7,446	$6,721
	Average annual total return	29.75%	-9.36%	-9.10%
SVS Janus Growth Opportunities Portfolio			1-Year	Life of Class**
Class B	Growth of $10,000		$12,647	$11,721
	Average annual total return		26.47%	11.16%
Russell 1000 Growth Index	Growth of $10,000		$12,975	$11,811
	Average annual total return		29.75%	11.73%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on October 29, 1999. Index returns begin on October 31, 1999. Total returns would have been lower for the 3-Year and Life of Portfolio periods for Class A shares if the Portfolio's expenses were not maintained.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

SVS Janus Growth Opportunities Portfolio

	Shares	Value ($)

Common Stocks 98.1%
Consumer Discretionary 18.5%
Hotel Restaurants & Leisure 5.0%
Hilton Hotels Corp.	193,575	3,315,940
McDonald's Corp.	63,330	1,572,484
MGM Mirage, Inc.*	51,610	1,941,052
		6,829,476
Media 9.0%
Cablevision Systems New York Group "A"*	90,317	2,112,515
Liberty Media Corp. "A"*	306,483	3,644,083
Time Warner, Inc.*	175,505	3,157,335
Viacom, Inc. "B"	77,180	3,425,248
		12,339,181
Multiline Retail 0.7%
Target Corp.	26,735	1,026,624
Specialty Retail 3.8%
Home Depot, Inc.	35,695	1,266,815
Staples, Inc.*	95,360	2,603,328
TJX Companies, Inc.	59,575	1,313,629
		5,183,772
Consumer Staples 3.6%
Beverages 0.8%
Anheuser-Busch Companies, Inc.	22,410	1,180,559
Food & Drug Retailing 1.7%
Costco Wholesale Corp.*	61,825	2,298,653
Household Products 1.1%
Colgate-Palmolive Co.	30,210	1,512,011
Energy 3.6%
Energy Equipment & Services 1.2%
Halliburton Co.	61,185	1,590,810
Oil & Gas 2.4%
Anadarko Petroleum Corp.	29,985	1,529,535
ExxonMobil Corp.	44,285	1,815,685
		3,345,220
Financials 16.6%
Banks 0.9%
Bank of New York Co., Inc.	38,480	1,274,458
Consumer Finance 3.3%
American Express Co.	93,085	4,489,490
Diversified Financial Services 11.0%
Charles Schwab Corp.	184,622	2,185,924
Citigroup, Inc.	36,438	1,768,700
Fannie Mae	42,870	3,217,822
Morgan Stanley	79,325	4,590,538
SLM Corp.	89,625	3,377,070
		15,140,054
Insurance 1.4%
Allstate Corp.	44,395	1,909,873
	Shares	Value ($)

Health Care 16.5%
Biotechnology 8.7%
Amgen, Inc.*	62,840	3,883,512
Genentech, Inc.*	59,845	5,599,697
OSI Pharmaceuticals, Inc.*	76,695	2,470,346
		11,953,555
Health Care Equipment & Supplies 2.4%
Medtronic, Inc.	35,645	1,732,703
St. Jude Medical, Inc.*	25,465	1,562,278
		3,294,981
Health Care Providers & Services 1.2%
Caremark Rx, Inc.*	64,250	1,627,452
Pharmaceuticals 4.2%
Forest Laboratories, Inc.*	16,770	1,036,386
Mylan Laboratories, Inc.	59,392	1,500,242
Pfizer, Inc.	92,462	3,266,682
		5,803,310
Industrials 5.8%
Aerospace & Defense 1.1%
United Technologies Corp.	16,080	1,523,902
Air Freight & Logistics 0.9%
FedEx Corp.	19,015	1,283,512
Airlines 1.1%
Southwest Airlines Co.	95,210	1,536,689
Industrial Conglomerates 2.7%
General Electric Co.	65,685	2,034,921
Tyco International Ltd.	60,575	1,605,238
		3,640,159
Information Technology 33.5%
Communications Equipment 7.1%
Cisco Systems, Inc.*	236,175	5,736,691
Nokia Oyj (ADR)	238,565	4,055,605
		9,792,296
Computers & Peripherals 4.2%
Dell, Inc.*	79,090	2,685,897
Lexmark International, Inc.*	38,955	3,063,421
		5,749,318
Electronic Equipment & Instruments 1.4%
Flextronics International Ltd.*	130,335	1,934,171
Internet Software & Services 1.7%
Yahoo!, Inc.*	50,870	2,297,798
Semiconductors & Semiconductor Equipment 6.5%
Applied Materials, Inc.*	168,615	3,785,407
Linear Technology Corp.	70,790	2,978,135
Texas Instruments, Inc.	74,660	2,193,511
		8,957,053
	Shares	Value ($)

Software 12.6%
Electronic Arts, Inc.*	58,200	2,780,796
Intuit, Inc.*	48,585	2,570,632
Microsoft Corp.	214,155	5,897,829
Oracle Corp.*	197,395	2,605,614
VERITAS Software Corp.*	92,440	3,435,070
		17,289,941
Total Common Stocks (Cost $122,419,645)		134,804,318
	Shares	Value ($)

Cash Equivalents 1.9%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $2,599,061)	2,599,061	2,599,061
Total Investment Portfolio - 100.0% (Cost $125,018,706) (a)		137,403,379

Notes to SVS Janus Growth Opportunities Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $125,792,893. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $11,610,486. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,085,794 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,475,308.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $122,419,645)	$ 134,804,318
Investment in Scudder Cash Management QP Trust (cost $2,599,061)	2,599,061
Total investments in securities, at value (cost $125,018,706)	137,403,379
Dividends receivable	50,845
Interest receivable	1,887
Receivable for Portfolio shares sold	360,699
Other assets	3,707
Total assets	137,820,517
Liabilities
Accrued management fee	107,560
Payable for Portfolio shares redeemed	34,207
Other accrued expenses and payables	90,895
Total liabilities	232,662
Net assets, at value	$ 137,587,855
Net Assets
Net assets consist of: Accumulated net investment loss	(622)
Net unrealized appreciation (depreciation) on investments	12,384,673
Accumulated net realized gain (loss)	(96,472,143)
Paid-in capital	221,675,947
Net assets, at value	$ 137,587,855
Class A Net Asset Value, offering and redemption price per share ($131,996,632 / 19,085,611 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.92
Class B Net Asset Value, offering and redemption price per share ($5,591,223 / 812,791 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.88

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $7,601)	$ 1,099,477
Interest - Scudder Cash Management QP Trust	37,248
Total Income	1,136,725
Expenses: Management fee	1,194,758
Custodian and accounting fees	59,104
Distribution service fees (Class B)	7,285
Record keeping fees (Class B)	4,056
Auditing	33,842
Legal	26,261
Trustees' fees and expenses	778
Reports to shareholders	28,969
Registration fees	2,960
Other	5,451
Total expenses, before expense reductions	1,363,464
Expense reduction	(14)
Total expenses, after expense reduction	1,363,450
Net investment income (loss)	(226,725)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(16,015,858)
Net unrealized appreciation (depreciation) during the period on investments	46,344,783
Net gain (loss) on investment transactions	30,328,925
Net increase (decrease) in net assets resulting from operations	$ 30,102,200

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ (226,725)	$ (135,729)
Net realized gain (loss) on investment transactions	(16,015,858)	(38,279,099)
Net unrealized appreciation (depreciation) on investment transactions during the period	46,344,783	(15,437,773)
Net increase (decrease) in net assets resulting from operations	30,102,200	(53,852,601)
Portfolio share transactions: Class A Proceeds from shares sold	7,945,670	26,777,775
Cost of shares redeemed	(22,894,437)	(19,218,600)
Net increase (decrease) in net assets from Class A share transactions	(14,948,767)	7,559,175
Class B Proceeds from shares sold	5,021,617	179,925*
Cost of shares redeemed	(370,373)	(48)*
Net increase (decrease) in net assets from Class B share transactions	4,651,244	179,877
Increase (decrease) in net assets	19,804,677	(46,113,549)
Net assets at beginning of period	117,783,178	163,896,727
Net assets at end of period (including accumulated net investment loss of $622 and $1,096, respectively)	$ 137,587,855	$ 117,783,178
Other Information
Class A Shares outstanding at beginning of period	21,572,540	20,845,925
Shares sold	1,334,121	3,881,549
Shares redeemed	(3,821,050)	(3,154,934)
Net increase (decrease) in Portfolio shares	(2,486,929)	726,615
Shares outstanding at end of period	19,085,611	21,572,540
Class B Shares outstanding at beginning of period	31,870	-
Shares sold	838,111	31,878*
Shares redeemed	(57,190)	(8)*
Net increase (decrease) in Portfolio shares	780,921	31,870
Shares outstanding at end of period	812,791	31,870

* For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001	2000[a]	1999[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 5.45	$ 7.86	$ 10.31	$ 11.64	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.01)	(.03)	(.02)	-***
Net realized and unrealized gain (loss) on investment transactions	1.48	(2.40)	(2.42)	(1.31)	1.64
Total from investment operations	1.47	(2.41)	(2.45)	(1.33)	1.64
Net asset value, end of period	$ 6.92	$ 5.45	$ 7.86	$ 10.31	$ 11.64
Total Return (%)	26.97	(30.53)	(23.76)	(11.42)[d]	16.43d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	132	118	164	139	17
Ratio of expenses before expense reductions (%)	1.07	1.01	1.11	1.06	2.60*
Ratio of expenses after expense reductions (%)	1.07	1.01	1.10	1.01	1.10*
Ratio of net investment income (loss) (%)	(.17)	(.10)	(.31)	(.20)	(.34)*
Portfolio turnover rate (%)	50	48	34	14	1*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b For the period from October 29, 1999 (commencement of operations) to December 31, 1999.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 5.44	$ 5.87
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.48	(.42)
Total from investment operations	1.44	(.43)
Net asset value, end of period	$ 6.88	$ 5.44
Total Return (%)	26.47	(7.33)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6.2
Ratio of expenses (%)	1.46	1.29*
Ratio of net investment income (loss) (%)	(.56)	(.49)*
Portfolio turnover rate (%)	50	48

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2003

SVS MFS Strategic Value Portfolio

In 2003, the portfolio provided a total return of 26.74% (Class A shares, unadjusted for contract charges). This compares with a return of 30.03% over the same period for its benchmark, the Russell 1000 Value Index. Please see the following page for standardized performance as of December 31, 2003.

An overweighting and stock selection in health care and stock selection in the energy sector were key factors in the portfolio's relative underperformance. Pharmaceutical stock Schering-Plough Corp. declined on announcements of lower earnings. Energy companies Noble Corp., GlobalSantaFe Corp. and Cooper Cameron Corp. also hurt relative performance as concerns arose on the sustainability of natural gas prices and the lack of capital spending in the industry.

Retailers and utilities and communications were the portfolio's strongest-performing sectors. Sears was the biggest contributor to positive performance in the retail sector. The stock rallied after selling its credit card division at a very attractive price and using the proceeds to buy back some of its own stock. Home Depot, Inc. benefited from a series of strong sales figures, an exclusive arrangement with John Deere, the remodeling of many of its stores and from a newly expanded appliance business. Calpine Corp. performed well in the utilities and communication sector as its stock rose on the news that it had reached an agreement to roll over its bank lines and had completed a $1.8 billion debt deal. AT&T Wireless Services, Inc. also helped performance, as the company boosted sales and reduced costs. The portfolio was also helped by FleetBoston Financial Corp., which rose following the news that Bank of America intended to acquire the company.

Kenneth J. Enright

Portfolio Manager
Massachusetts Financial Services Company, Subadvisor to the Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio has stock market and equity risks, which means stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

SVS MFS Strategic Value Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio has stock market and equity risks, which means stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The investment advisor has agreed to either limit, waive or reduce certain fees, temporarily for this Portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this Portfolio would be lower.

Growth of an Assumed $10,000 Investment in SVS MFS Strategic Value Portfolio from 5/1/2002 to 12/31/2003
[] SVS MFS Strategic Value Portfolio - Class A [] Russell 1000 Value Index

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
SVS MFS Strategic Value Portfolio		1-Year	Life of Portfolio*
Class A	Growth of $10,000	$12,674	$10,291
	Average annual total return	26.74%	1.73%
Russell 1000 Value Index	Growth of $10,000	$13,003	$10,928
	Average annual total return	30.03%	5.55%
SVS MFS Strategic Value Portfolio		1-Year	Life of Class**
Class B	Growth of $10,000	$12,635	$11,475
	Average annual total return	26.35%	9.60%
Russell 1000 Value Index	Growth of $10,000	$13,003	$11,535
	Average annual total return	30.03%	9.99%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2002. Index returns begin April 30, 2002.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

SVS MFS Strategic Value Portfolio

	Shares	Value ($)

Common Stocks 95.2%
Consumer Discretionary 13.0%
Hotel Restaurants & Leisure 0.5%
Hilton Hotels Corp.	5,750	98,497
Household Durables 2.2%
Newell Rubbermaid, Inc.	19,440	442,649
Media 6.4%
Comcast Corp. "A"*	17,380	543,646
Viacom, Inc. "B"	16,405	728,054
		1,271,700
Multiline Retail 2.4%
Sears, Roebuck & Co.	10,790	490,837
Specialty Retail 1.5%
Home Depot, Inc.	8,230	292,083
Consumer Staples 4.3%
Food & Drug Retailing 2.4%
Kroger Co.*	22,880	423,509
Rite Aid Corp.*	8,090	48,864
		472,373
Household Products 1.9%
Kimberly-Clark Corp.	6,580	388,812
Energy 12.0%
Energy Equipment & Services 9.3%
BJ Services Co.*	7,630	273,917
Cooper Cameron Corp.*	5,230	243,718
GlobalSantaFe Corp.	22,500	558,675
Noble Corp.*	14,620	523,104
Schlumberger Ltd.	4,610	252,259
		1,851,673
Oil & Gas 2.7%
Devon Energy Corp.	5,530	316,648
Occidental Petroleum Corp.	5,450	230,208
		546,856
Financials 18.2%
Banks 4.2%
FleetBoston Financial Corp.	4,870	212,575
Mellon Financial Corp.	15,070	483,898
PNC Financial Services Group	2,460	134,636
		831,109
Capital Markets 2.1%
Merrill Lynch & Co., Inc.	7,080	415,242
Diversified Financial Services 5.6%
Citigroup, Inc.	10,420	505,787
Freddie Mac	6,830	398,325
J.P. Morgan Chase & Co.	6,120	224,788
		1,128,900
Insurance 6.3%
Allstate Corp.	11,220	482,684
	Shares	Value ($)

Hartford Financial Services Group, Inc.	7,270	429,148
Travelers Property Casualty Corp. "A"	21,020	352,716
		1,264,548
Health Care 13.7%
Health Care Equipment & Supplies 1.4%
Baxter International, Inc.	9,400	286,888
Health Care Providers & Services 1.1%
Tenet Healthcare Corp.*	14,050	225,503
Pharmaceuticals 11.2%
Eli Lilly & Co.	2,550	179,341
Johnson & Johnson	10,360	535,198
Merck & Co., Inc.	9,890	456,918
Pfizer, Inc.	14,890	526,064
Schering-Plough Corp.	31,080	540,481
		2,238,002
Industrials 5.2%
Aerospace & Defense 1.6%
Lockheed Martin Corp.	6,270	322,278
Industrial Conglomerates 3.6%
General Electric Co.	9,570	296,479
Tyco International Ltd.	15,700	416,050
		712,529
Information Technology 2.8%
Software 2.8%
Microsoft Corp.	14,350	395,199
Network Associates, Inc.*	10,440	157,017
		552,216
Materials 7.6%
Chemicals 1.7%
Air Products & Chemicals, Inc.	3,590	189,660
Lyondell Chemical Co.	8,870	150,346
		340,006
Containers & Packaging 2.4%
Owens-Illinois, Inc.*	26,220	311,756
Smurfit-Stone Container Corp.*	9,690	179,943
		491,699
Metals & Mining 2.0%
Alcoa, Inc.	10,380	394,440
Paper & Forest Products 1.5%
Boise Cascade Corp.	1,510	49,619
Bowater, Inc.	5,310	245,906
		295,525
Telecommunication Services 13.2%
Diversified Telecommunication Services 7.6%
AT&T Corp.	27,820	564,746
Verizon Communications, Inc.	27,370	960,139
		1,524,885
	Shares	Value ($)

Wireless Telecommunication Services 5.6%
AT&T Wireless Services, Inc.*	92,520	739,235
Telephone & Data Systems, Inc.	5,940	371,547
		1,110,782
Utilities 5.2%
Electric Utilities 2.0%
FirstEnergy Corp.	2,080	73,216
TXU Corp.	13,930	330,420
		403,636
Gas Utilities 1.3%
NiSource, Inc.	11,580	254,065
	Shares	Value ($)

Multi-Utilities & Unregulated Power 1.9%
Calpine Corp.*	80,030	384,944
Total Common Stocks (Cost $16,854,811)		19,032,677

Cash Equivalents 4.8%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $961,562)	961,562	961,562
Total Investment Portfolio - 100.0% (Cost $17,816,373) (a)		19,994,239

Notes to SVS MFS Strategic Value Portfolio

* Non-income producing security.
(a) The cost for federal income tax purposes was $18,013,930. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $1,980,309. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,031,964 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $51,655.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $16,854,811)	$ 19,032,677
Investment in Scudder Cash Management QP Trust (cost $961,562)	961,562
Total investments in securities, at value (cost $17,816,373)	19,994,239
Cash	10,000
Dividends receivable	36,242
Interest receivable	851
Receivable for Portfolio shares sold	110,301
Other assets	351
Total assets	20,151,984
Liabilities
Payable for investments purchased	440,171
Other accrued expenses and payables	33,314
Total liabilities	473,485
Net assets, at value	$ 19,678,499
Net Assets
Net assets consist of: Undistributed net investment income	45,978
Net unrealized appreciation (depreciation) on: Investments	2,177,866
Accumulated net realized gain (loss)	(182,701)
Paid-in capital	17,637,356
Net assets, at value	$ 19,678,499
Class A Net Asset Value, offering and redemption price per share ($7,050,393 / 688,664 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.24
Class B Net Asset Value, offering and redemption price per share ($12,628,106 / 1,236,034 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.22

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $388)	$ 182,027
Interest - Scudder Cash Management QP Trust	5,623
Total Income	187,650
Expenses: Management fee	97,981
Custodian and accounting fees	52,250
Distribution service fees (Class B)	12,647
Record keeping fees (Class B)	7,059
Auditing	32,540
Legal	7,639
Trustees' fees and expenses	197
Other	8,421
Total expenses, before expense reductions	218,734
Expense reductions	(80,628)
Total expenses, after expense reductions	138,106
Net investment income (loss)	49,544
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	173,186
Net unrealized appreciation (depreciation) during the period on investments	2,553,196
Net gain (loss) on investment transactions	2,726,382
Net increase (decrease) in net assets resulting from operations	$ 2,775,926

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended December 31, 2003	Period Ended December 31, 2002[a]
Operations: Net investment income (loss)	$ 49,544	$ 21,180
Net realized gain (loss)	173,186	(355,713)
Net unrealized appreciation (depreciation) on investment transactions during the period	2,553,196	(375,330)
Net increase (decrease) in net assets resulting from operations	2,775,926	(709,863)
Distributions to shareholders from: Net investment income Class A	(20,827)	-
Class B	(4,093)	-
Portfolio share transactions: Class A Proceeds from shares sold	1,854,390	5,726,644
Reinvestment of distributions	20,827	-
Cost of shares redeemed	(694,321)	(403,623)
Net increase (decrease) in net assets from Class A share transactions	1,180,896	5,323,021
Class B Proceeds from shares sold	10,810,720	345,900*
Reinvestment of distributions	4,093	-*
Cost of shares redeemed	(26,887)	(387)*
Net increase (decrease) in net assets from Class B share transactions	10,787,926	345,513
Increase (decrease) in net assets	14,719,828	4,958,671
Net assets at beginning of period	4,958,671	-
Net assets at end of period (including undistributed net investment income of $45,978 and $21,354, respectively)	$ 19,678,499	$ 4,958,671
Other Information
Class A Shares outstanding at beginning of period	568,433	-
Shares sold	201,550	618,692
Shares issued to shareholders in reinvestment of distributions	2,726	-
Shares redeemed	(84,045)	(50,259)
Net increase in Portfolio shares	120,231	568,433
Shares outstanding at end of period	688,664	568,433
Class B Shares outstanding at beginning of period	42,038	-
Shares sold	1,196,368	42,084*
Shares issued to shareholders in reinvestment of distributions	536	-*
Shares redeemed	(2,908)	(46)*
Net increase in Portfolio shares	1,193,996	42,038
Shares outstanding at end of period	1,236,034	42,038

a For the period from May 1, 2002 (commencement of operations) to December 31, 2002.
* For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Year Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.12	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.05
Net realized and unrealized gain (loss) on investment transactions	2.10	(1.93)
Total from investment operations	2.16	(1.88)
Less distributions from: Net investment income	(.04)	-
Net asset value, end of period	$ 10.24	$ 8.12
Total Return (%)[c]	26.74	(18.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	5
Ratio of expenses before expense reductions (%)	1.93	2.71*
Ratio of expenses after expense reductions (%)	1.15	1.15*
Ratio of net investment income (loss) (%)	.67	.82*
Portfolio turnover rate (%)	40	7

a For the period from May 1, 2002 (commencement of operations) to December 31, 2002.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Class B

Year Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.11	$ 8.93
Income (loss) from investment operations: Net investment income (loss)[b]	.02	.04
Net realized and unrealized gain (loss) on investment transactions	2.11	(.86)
Total from investment operations	2.13	(.82)
Less distributions from: Net investment income	(.02)	-
Net asset value, end of period	$ 10.22	$ 8.11
Total Return (%)[c]	26.35	(9.18)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13.3
Ratio of expenses before expense reductions (%)	2.32	2.96*
Ratio of expenses after expense reductions (%)	1.54	1.40*
Ratio of net investment income (loss) (%)	.28	.87*
Portfolio turnover rate (%)	40	7

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Management Summary December 31, 2003

SVS Oak Strategic Equity Portfolio

The portfolio provided a strong total return of 49.78% (Class A shares, unadjusted for contract charges) and far outpaced its benchmark, the Russell 1000 Growth Index, which rose 29.75% for the period. The index measures the performance of large companies with greater-than-average growth orientation compared with the overall market. Many of the index sectors posted double-digit gains for the year. Economically sensitive areas including information technology, materials, consumer discretionary, and industrials gained 28% or more. Only the telecommunications services sector declined for the year, due to industry-specific issues. Please see the following page for standardized performance as of December 31, 2003.

For the portfolio, technology shares enjoyed the greatest degree of relative outperformance, highlighted by semiconductors and networking stocks, many of which more than doubled. Financials also did well after starting the year off slowly. Those financial stocks with sensitivity to the markets generally posted the largest gains. Our health care positions tended to lag the overall market, consistent with what one would expect in the earlier stages of a cyclical economic recovery. As the cyclical recovery stabilizes into a secular growth period, health care should reverse its recent underperformance.

While we tweak our portfolios each year, we are generally where we want to be. Given the growth of capitalism around the globe and the competition that should follow suit, we remain focused on those sectors that have a high degree of innovation or sustainable relative cost advantages. Innovation in terms of new products or processes will be one of the few ways for companies to generate sustained, above-average profit growth in the current economic climate.

Consistent with this focus on innovation, we have our investments focused on three areas of the economy - technology, financial services and health care. These sectors represent what we believe to be the best of what America has to offer the rest of the world. In many cases, nearly half of the revenues and profits of our holdings come from growing underpenetrated overseas markets. And the innovation rate continues. With regards to economic recoveries, these sectors have also tended to outperform on a longer-term basis following an economic recovery. This stands in contrast to areas like energy and materials that do well early in a recovery but fade relatively quickly.

James D. Oelschlager

Portfolio Manager
Oak Associates, Ltd., Subadvisor to the Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio may concentrate investments in specific sectors, which creates special risk considerations. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large companies with greater-than-average growth orientation compared with the overall market. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

SVS Oak Strategic Equity Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio may concentrate investments in specific sectors, which creates special risk considerations. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Oak Strategic Equity Portfolio from 5/1/2001 to 12/31/2003
[] SVS Oak Strategic Equity Portfolio - Class A [] Russell 1000 Growth Index

The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
SVS Oak Strategic Equity Portfolio		1-Year	Life of Portfolio*
Class A	Growth of $10,000	$14,978	$6,860
	Average annual total return	49.78%	-13.18%
Russell 1000 Growth Index	Growth of $10,000	$12,975	$8,356
	Average annual total return	29.75%	-6.51%
SVS Oak Strategic Equity Portfolio		1-Year	Life of Class**
Class B	Growth of $10,000	$14,913	$13,552
	Average annual total return	49.13%	22.45%
Russell 1000 Growth Index	Growth of $10,000	$12,975	$11,811
	Average annual total return	29.75%	11.73%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001. Total returns would have been lower for the Life of Portfolio period for Class A shares if the Portfolio's expenses were not maintained.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

SVS Oak Strategic Equity Portfolio

	Shares	Value ($)

Common Stocks 97.0%
Consumer Discretionary 4.4%
Internet & Catalog Retail
eBay, Inc.*	60,500	3,907,695
Financials 20.7%
Diversified Financial Services 16.1%
Charles Schwab Corp.	334,400	3,959,296
Citigroup, Inc.	74,000	3,591,960
MBNA Corp.	147,300	3,660,405
Morgan Stanley	49,900	2,887,713
		14,099,374
Insurance 4.6%
American International Group, Inc.	60,700	4,023,196
Health Care 17.6%
Health Care Equipment & Supplies 5.0%
Medtronic, Inc.	89,600	4,355,456
Health Care Providers & Services 7.7%
Cardinal Health, Inc.	65,000	3,975,400
Express Scripts, Inc. "A"*	41,500	2,756,845
		6,732,245
Pharmaceuticals 4.9%
Pfizer, Inc.	123,100	4,349,123
Information Technology 54.3%
Communications Equipment 8.3%
Cisco Systems, Inc.*	152,600	3,706,654
Juniper Networks, Inc.*	189,700	3,543,596
		7,250,250
	Shares	Value ($)

Computers & Peripherals 8.6%
Dell, Inc.*	111,600	3,789,936
EMC Corp.*	292,600	3,780,392
		7,570,328
IT Consulting & Services 3.6%
Paychex, Inc.	83,500	3,106,200
Semiconductors & Semiconductor Equipment 23.7%
Applied Materials, Inc.*	159,700	3,585,265
Intel Corp.	108,000	3,477,600
Linear Technology Corp.	78,700	3,310,909
Maxim Integrated Products, Inc.	81,650	4,066,170
PMC-Sierra, Inc.*	82,700	1,666,405
Xilinx, Inc.*	120,000	4,648,800
		20,755,149
Software 10.1%
Microsoft Corp.	157,300	4,332,042
VERITAS Software Corp.*	121,800	4,526,088
		8,858,130
Total Common Stocks (Cost $73,542,830)		85,007,146

Cash Equivalents 3.0%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $2,588,546)	2,588,546	2,588,546
Total Investment Portfolio - 100.0% (Cost $76,131,376) (a)		87,595,692

Notes to SVS Oak Strategic Equity Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $76,135,134. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $11,460,558. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,763,459 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $302,901.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $73,542,830)	$ 85,007,146
Investment in Scudder Cash Management QP Trust (cost $2,588,546)	2,588,546
Total investments in securities, at value (cost $76,131,376)	87,595,692
Cash	10,000
Receivable for investments sold	142,960
Dividends receivable	23,176
Interest receivable	3,136
Receivable for Portfolio shares sold	147,787
Other assets	1,859
Total assets	87,924,610
Liabilities
Payable for investments purchased	1,321,224
Payable for Portfolio shares redeemed	234,188
Accrued management fee	72,319
Other accrued expenses and payables	63,125
Total liabilities	1,690,856
Net assets, at value	$ 86,233,754
Net Assets
Net assets consist of: Accumulated net investment loss	(255)
Net unrealized appreciation (depreciation) on investments	11,464,316
Accumulated net realized gain (loss)	(10,504,492)
Paid-in capital	85,274,185
Net assets, at value	$ 86,233,754
Class A Net Asset Value, offering and redemption price per share ($75,762,088 / 11,043,224 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.86
Class B Net Asset Value, offering and redemption price per share ($10,471,666 / 1,533,571 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.83

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends	$ 355,661
Interest - Scudder Cash Management QP Trust	35,782
Total Income	391,443
Expenses: Management fee	568,504
Custodian and accounting fees	47,661
Distribution service fees (Class B)	10,426
Record keeping fees (Class B)	5,845
Auditing	40,841
Legal	8,411
Trustees' fees and expenses	1,333
Reports to shareholders	9,671
Other	2,178
Total expenses, before expense reductions	694,870
Expense reductions	(11)
Total expenses, after expense reductions	694,859
Net investment income (loss)	(303,416)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(4,050,440)
Net unrealized appreciation (depreciation) during the period on investments	27,866,046
Net gain (loss) on investment transactions	23,815,606
Net increase (decrease) in net assets resulting from operations	$ 23,512,190

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ (303,416)	$ (131,581)
Net realized gain (loss) on investment transactions	(4,050,440)	(6,132,329)
Net unrealized appreciation (depreciation) on investment transactions during the period	27,866,046	(16,366,021)
Net increase (decrease) in net assets resulting from operations	23,512,190	(22,629,931)
Portfolio share transactions: Class A Proceeds from shares sold	23,109,017	34,556,591
Cost of shares redeemed	(9,960,954)	(15,042,811)
Net increase (decrease) in net assets from Class A share transactions	13,148,063	19,513,780
Class B Proceeds from shares sold	8,766,882	368,666*
Cost of shares redeemed	(230,435)	(441)*
Net increase (decrease) in net assets from Class B share transactions	8,536,447	368,225
Increase (decrease) in net assets	45,196,700	(2,747,926)
Net assets at beginning of period	41,037,054	43,784,980
Net assets at end of period (including accumulated net investment loss of $255 and $217, respectively)	$ 86,233,754	$ 41,037,054
Other Information
Class A Shares outstanding at beginning of period	8,877,415	5,764,587
Shares sold	3,930,253	5,561,607
Shares redeemed	(1,764,444)	(2,448,779)
Net increase (decrease) in Portfolio shares	2,165,809	3,112,828
Shares outstanding at end of period	11,043,224	8,877,415
Class B Shares outstanding at beginning of period	77,050	-
Shares sold	1,494,172	77,137*
Shares redeemed	(37,651)	(87)*
Net increase (decrease) in Portfolio shares	1,456,521	77,050
Shares outstanding at end of period	1,533,571	77,050

* For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 4.58	$ 7.60	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.31	(3.00)	(2.38)
Total from investment operations	2.28	(3.02)	(2.40)
Net asset value, end of period	$ 6.86	$ 4.58	$ 7.60
Total Return (%)	49.78	(39.74)	(24.00)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76	41	44
Ratio of expenses before expense reductions (%)	1.13	.96	1.44*
Ratio of expenses after expense reductions (%)	1.13	.96	1.15*
Ratio of net investment income (loss) (%)	(.48)	(.30)	(.43)*
Portfolio turnover rate (%)	6	16	3*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 4.58	$ 5.04
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.31	(.44)
Total from investment operations	2.25	(.46)
Net asset value, end of period	$ 6.83	$ 4.58
Total Return (%)	49.13	(9.13)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10.4
Ratio of expenses (%)	1.52	1.21*
Ratio of net investment income (loss) (%)	(.87)	(.68)*
Portfolio turnover rate (%)	6	16

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2003

SVS Turner Mid Cap Growth Portfolio

After three consecutive years of losses in the US equity markets, stocks delivered significant gains during 2003. A broad-based rally began in mid-March, spurred on by low interest rates, strong consumer activity and the belief that the recovering economy would revive corporate earnings. Tax relief, strong economic data and demonstrable growth in corporate profits boosted investor confidence and sustained the rally through the fourth quarter. For the year, the portfolio recorded a total return of 48.49% (Class A shares, unadjusted for contract charges), outperforming the 42.71% gain posted by the Russell Midcap Growth Index. The unmanaged, capitalization-weighted index represents medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. Please see the following page for standardized performance as of December 31, 2003.

Holdings in the traditional growth sectors of technology, consumer discretionary and health care contributed the most to performance for the year. Specific areas of strength in technology included packaged software and telecommunication equipment companies. Bright spots in the consumer discretionary sector included retailers Coach, Inc. and Chico's FAS, Inc., and cruise line operator Royal Caribbean Cruises Ltd. In health care, the portfolio's holdings in biotechnology, managed health care and pharmaceuticals contributed to results for the year. The portfolio's holdings in the autos and transportation and utilities sectors, specifically companies in the airlines and wireless communications industries, hurt performance results for the year.

We believe a rebound in corporate spending, low interest rates and an improving outlook for employment will have a favorable impact on economic activity and should sustain economic growth. We continue to focus on investing in companies that are best positioned to benefit from improving trends and to deliver long-term earnings growth.

Christopher K. McHugh
William C. McVail
Robert E. Turner

Co-Managers
Turner Investment Partners, Inc., Subadvisor to the Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Stocks of medium-sized companies involve greater than securities of larger, more-established companies risk, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell Midcap Growth Index is an unmanaged, capitalization-weighted index of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of December 31, 2003, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Performance Summary December 31, 2003

SVS Turner Mid Cap Growth Portfolio

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. The product's most recent month-end performance will be available on scudder.com as of 3/31/04. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Stocks of medium-sized companies involve greater than securities of larger, more-established companies risk, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Turner Mid Cap Growth Portfolio from 5/1/2001 to 12/31/2003
[] SVS Turner Mid Cap Growth Portfolio - Class A [] Russell Midcap Growth Index

Russell Midcap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
SVS Turner Mid Cap Growth Portfolio		1-Year	Life of Portfolio*
Class A	Growth of $10,000	$14,849	$8,880
	Average annual total return	48.49%	-4.36%
Russell Midcap Growth Index	Growth of $10,000	$14,271	$9,465
	Average annual total return	42.71%	-2.04%
SVS Turner Mid Cap Growth Portfolio		1-Year	Life of Class**
Class B	Growth of $10,000	$14,807	$13,394
	Average annual total return	48.07%	21.50%
Russell Midcap Growth Index	Growth of $10,000	$14,271	$12,902
	Average annual total return	42.71%	18.52%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001. Total returns would have been lower for the Life of Portfolio period for Class A shares if the Portfolio's expenses were not maintained.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-778-1482.

Investment Portfolio December 31, 2003

SVS Turner Mid Cap Growth Portfolio

	Shares	Value ($)

Common Stocks 96.9%
Consumer Discretionary 15.7%
Hotel Restaurants & Leisure 7.3%
International Game Technology	41,700	1,488,690
Marriott International, Inc. "A"	18,950	875,490
MGM Mirage, Inc.*	18,360	690,519
RARE Hospitality International, Inc.*	21,530	526,193
Royal Caribbean Cruises Ltd.	29,320	1,020,043
Ruby Tuesday, Inc.	22,430	639,031
Starbucks Corp.*	49,950	1,651,347
Starwood Hotels & Resorts Worldwide, Inc.	30,570	1,099,603
The Cheesecake Factory, Inc.*	23,940	1,054,078
		9,044,994
Leisure Equipment & Products 0.9%
Marvel Enterprises, Inc.*	37,520	1,092,207
Media 3.1%
Interpublic Group of Companies, Inc.*	63,930	997,308
Pixar, Inc.*	8,170	566,099
Univision Communications, Inc. "A"*	30,830	1,223,643
XM Satellite Radio Holdings, Inc.*	37,170	979,801
		3,766,851
Specialty Retail 3.5%
Chico's FAS, Inc.*	31,380	1,159,491
Cost Plus, Inc.*	15,760	646,160
Leapfrog Enterprises, Inc.*	18,350	486,826
Tiffany & Co.	25,130	1,135,876
Williams-Sonoma, Inc.*	25,160	874,813
		4,303,166
Textiles, Apparel & Luxury Goods 0.9%
Coach, Inc.*	30,850	1,164,588
Consumer Staples 2.3%
Food & Drug Retailing 0.6%
Rite Aid Corp.*	119,450	721,478
Food Products 1.1%
Dean Foods Co.*	22,670	745,163
Flowers Foods, Inc.	23,190	598,302
		1,343,465
Personal Products 0.6%
NBTY, Inc.	29,000	778,940
Energy 2.7%
Energy Equipment & Services 1.5%
Nabors Industries Ltd.*	12,110	502,565
Smith International, Inc.*	31,000	1,287,120
		1,789,685
Oil & Gas 1.2%
Chesapeake Energy Corp.	45,980	624,408
XTO Energy, Inc.	31,730	897,959
		1,522,367
	Shares	Value ($)

Financials 8.1%
Banks 1.1%
Silicon Valley Bancshares*	15,050	542,854
Sovereign Bancorp, Inc.	35,890	852,387
		1,395,241
Diversified Financial Services 5.9%
Ameritrade Holding Corp.*	113,500	1,596,945
Investors Financial Services Corp.	31,670	1,216,445
Jefferies Group, Inc.	13,840	456,997
Legg Mason, Inc.	19,320	1,491,117
Providian Financial Corp.*	51,140	595,269
SEI Investments Co.	34,240	1,043,293
T. Rowe Price Group, Inc.	18,090	857,647
		7,257,713
Insurance 1.1%
Axis Capital Holdings Ltd.	18,480	541,094
Radian Group,Inc.	15,430	752,213
		1,293,307
Health Care 19.5%
Biotechnology 4.1%
Celgene Corp.*	25,440	1,145,309
Chiron Corp.*	18,530	1,056,025
Gen-Probe, Inc.*	28,620	1,043,771
Invitrogen Corp.*	13,120	918,400
Neurocrine Biosciences, Inc.*	16,390	893,911
		5,057,416
Health Care Equipment & Supplies 3.9%
DENTSPLY International, Inc.	9,900	447,183
Fisher Scientific International, Inc.*	25,380	1,049,970
Inamed Corp.*	15,180	729,551
Varian Medical Systems, Inc.*	11,830	817,453
Zimmer Holdings, Inc.*	24,760	1,743,104
		4,787,261
Health Care Providers & Services 7.8%
Aetna, Inc.	14,330	968,421
AmerisourceBergen Corp.	11,590	650,778
Caremark Rx, Inc.*	51,620	1,307,535
Community Health Systems, Inc.*	19,420	516,184
Coventry Health Care, Inc.*	8,750	564,287
Henry Schein, Inc.*	22,380	1,512,440
Mid Atlantic Medical Services, Inc.*	18,750	1,215,000
Omnicare, Inc.	20,000	807,800
PacifiCare Health Systems, Inc.*	10,630	718,588
Patterson Dental Co.	12,360	793,018
Universal Health Services, Inc. "B"	10,890	585,011
		9,639,062
Pharmaceuticals 3.7%
IVAX Corp.*	43,690	1,043,317
Medicis Pharmaceutical Corp.	12,880	918,344
Pharmaceutical Resources, Inc.*	15,920	1,037,188
Taro Pharmaceutical Industries Ltd.*	12,520	807,540
Watson Pharmaceuticals, Inc.*	16,030	737,380
		4,543,769
	Shares	Value ($)

Industrials 10.4%
Air Freight & Couriers 0.4%
Expeditors International of Washington, Inc.	13,010	489,957
Airlines 0.4%
Airtran Holdings, Inc.*	42,120	501,228
Commercial Services & Supplies 5.3%
Alliance Data Systems Corp.*	33,210	919,253
Allied Waste Industries, Inc.*	64,700	898,036
CheckFree Corp.*	28,700	793,555
Cintas Corp.	16,120	808,095
Education Management Corp.*	18,840	584,794
Manpower, Inc.	19,860	935,009
Monster Worldwide, Inc.*	33,560	736,978
Tetra Tech, Inc.*	34,840	866,122
		6,541,842
Electrical Equipment 0.6%
FormFactor, Inc.*	36,260	717,948
Machinery 3.2%
Cummins, Inc.*	17,250	844,215
Eaton Corp.	8,570	925,388
Navistar International Corp.*	19,040	911,826
SPX Corp.*	11,160	656,320
UNOVA, Inc.*	28,830	661,648
		3,999,397
Road & Rail 0.5%
GATX Corp.	22,310	624,234
Information Technology 31.6%
Communications Equipment 6.1%
ADTRAN, Inc.	23,150	717,650
Avaya, Inc.*	48,860	632,248
CIENA Corp.*	99,660	661,742
Comverse Technologies, Inc.*	89,200	1,569,028
Corning, Inc.*	107,180	1,117,888
NetScreen Technologies, Inc.*	35,490	878,378
Polycom, Inc.*	43,070	840,726
Sonus Networks, Inc.*	137,270	1,037,761
		7,455,421
Electronic Equipment & Instruments 4.0%
Au Optronics Corp. (ADR)	47,560	566,915
Lexar Media, Inc.*	45,460	792,368
Molex, Inc.	34,900	1,217,661
Sanmina-SCI Corp.*	111,020	1,399,962
Vishay Intertechnology, Inc.*	40,000	916,000
		4,892,906
Internet Software & Services 2.5%
CNET Networks, Inc.*	135,110	921,450
SINA Corp.	26,300	887,625
VeriSign, Inc.*	81,140	1,322,582
		3,131,657
IT Consulting & Services 2.2%
Fiserv, Inc.*	30,500	1,205,055
SunGard Data Systems, Inc.*	54,220	1,502,436
		2,707,491
	Shares	Value ($)

Office Electronics 0.7%
Zebra Technologies Corp. "A"*	13,520	897,323
Semiconductors & Semiconductor Equipment 9.4%
Agere Systems, Inc. "A"*	270,720	825,696
Cymer, Inc.*	19,150	884,539
Fairchild Semiconductor International, Inc.*	39,770	993,057
Integrated Device Technology, Inc.*	57,080	980,064
KLA-Tencor Corp.*	21,540	1,263,752
Lam Research Corp.*	66,480	2,147,304
Marvell Technology Group Ltd.*	13,440	509,779
National Semiconductor Corp.*	23,610	930,470
Novellus Systems, Inc.*	32,680	1,374,194
PMC-Sierra, Inc.*	47,890	964,983
Silicon Laboratories, Inc.*	17,400	752,028
		11,625,866
Software 6.7%
Adobe Systems, Inc.	32,480	1,276,464
CDW Corp.	30,540	1,763,991
Citrix Systems, Inc.	30,530	647,541
Electronic Arts, Inc.*	26,810	1,280,982
Macromedia, Inc.*	28,600	510,224
Mercury Interactive Corp.*	21,910	1,065,702
Red Hat, Inc.*	34,139	640,789
Siebel Systems, Inc.*	79,130	1,097,533
		8,283,226
Materials 4.0%
Chemicals 1.8%
Air Products & Chemicals, Inc.	18,470	975,770
Ecolab, Inc.	44,520	1,218,512
		2,194,282
Containers & Packaging 0.5%
Crown Holdings, Inc.*	69,510	629,761
Metals & Mining 1.7%
Freeport-McMoRan Copper & Gold, Inc. "B"	21,830	919,698
Phelps Dodge Corp.*	15,330	1,166,460
		2,086,158
Telecommunication Services 1.5%
Diversified Telecommunication Services 0.4%
Time Warner Telecom, Inc. "A"*	57,994	587,479
Wireless Telecommunication Services 1.1%
Western Wireless Corp. "A"*	26,830	492,599
Wireless Facilities, Inc.*	56,260	836,024
		1,328,623
Utilities 1.1%
Multi-Utilities & Unregulated Power
AES Corp.*	62,930	594,059
Williams Companies, Inc.	75,280	739,250
		1,333,309
Total Common Stocks (Cost $93,821,686)		119,529,618

	Shares	Value ($)

Cash Equivalents 3.1%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $3,785,241)	3,785,241	3,785,241
Total Investment Portfolio - 100.0% (Cost $97,606,927) (a)		123,314,859

Notes to SVS Turner Mid Cap Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $98,327,351. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $24,987,508. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,919,576 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $932,068.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $93,821,686)	$ 119,529,618
Investment in Scudder Cash Management QP Trust (cost $3,785,241)	3,785,241
Total investments in securities, at value (cost $97,606,927)	123,314,859
Cash	137,153
Receivable for investments sold	1,360,498
Dividends receivable	46,759
Interest receivable	4,574
Receivable for Portfolio shares sold	43,219
Other assets	2,650
Total assets	124,909,712
Liabilities
Payable for investments purchased	1,518,899
Payable for Portfolio shares redeemed	291,455
Accrued management fee	106,135
Other accrued expenses and payables	84,635
Total liabilities	2,001,124
Net assets, at value	$ 122,908,588
Net Assets
Net assets consist of: Accumulated net investment loss	(281)
Net unrealized appreciation (depreciation) on investments	25,707,932
Accumulated net realized gain (loss)	(14,350,707)
Paid-in capital	111,551,644
Net assets, at value	$ 122,908,588
Class A Net Asset Value, offering and redemption price per share ($109,653,685 / 12,352,137 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.88
Class B Net Asset Value, offering and redemption price per share ($13,254,903 / 1,499,883 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.84

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $163)	$ 206,879
Interest - Scudder Cash Management QP Trust	35,177
Total Income	242,056
Expenses: Management fee	861,498
Custodian and accounting fees	73,781
Distribution service fees (Class B)	14,987
Record keeping fees (Class B)	8,304
Auditing	50,609
Legal	7,540
Trustees' fees and expenses	1,446
Reports to shareholders	11,444
Other	12,648
Total expenses, before expense reductions	1,042,257
Expense reductions	(50)
Total expenses, after expense reductions	1,042,207
Net investment income (loss)	(800,151)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	10,584,885
Net unrealized appreciation (depreciation) during the period on investments	23,791,384
Net gain (loss) on investment transactions	34,376,269
Net increase (decrease) in net assets resulting from operations	$ 33,576,118

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ (800,151)	$ (506,121)
Net realized gain (loss) on investment transactions	10,584,885	(21,909,720)
Net unrealized appreciation (depreciation) on investment transactions during the period	23,791,384	(2,467,410)
Net increase (decrease) in net assets resulting from operations	33,576,118	(24,883,251)
Portfolio share transactions: Class A Proceeds from shares sold	23,691,008	46,715,731
Cost of shares redeemed	(6,045,865)	(9,232,385)
Net increase (decrease) in net assets from Class A share transactions	17,645,143	37,483,346
Class B Proceeds from shares sold	11,019,067	597,955*
Cost of shares redeemed	(720,077)	(363)*
Net increase (decrease) in net assets from Class B share transactions	10,298,990	597,592
Increase (decrease) in net assets	61,520,251	13,197,687
Net assets at beginning of period	61,388,337	48,190,650
Net assets at end of period (including accumulated net investment loss of $281 and $224, respectively)	$ 122,908,588	$ 61,388,337
Other Information
Class A Shares outstanding at beginning of period	10,171,623	5,463,686
Shares sold	3,071,391	6,040,022
Shares redeemed	(890,877)	(1,332,085)
Net increase (decrease) in Portfolio shares	2,180,514	4,707,937
Shares outstanding at end of period	12,352,137	10,171,623
Class B Shares outstanding at beginning of period	96,707	-
Shares sold	1,496,481	96,763*
Shares redeemed	(93,305)	(56)*
Net increase (decrease) in Portfolio shares	1,403,176	96,707
Shares outstanding at end of period	1,499,883	96,707

* For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 5.98	$ 8.82	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.06)	(.04)
Net realized and unrealized gain (loss) on investment transactions	2.96	(2.78)	(1.14)[c]
Total from investment operations	2.90	(2.84)	(1.18)
Net asset value, end of period	$ 8.88	$ 5.98	$ 8.82
Total Return (%)	48.49	(32.20)	(11.80)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	110	61	48
Ratio of expenses before expense reductions (%)	1.18	1.13	1.82*
Ratio of expenses after expense reductions (%)	1.18	1.13	1.30*
Ratio of net investment income (loss) (%)	(.90)	(.82)	(.76)*
Portfolio turnover rate (%)	155	225	205*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b Based on average shares outstanding during the period.
c The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B

Years Ended December 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 5.97	$ 6.60
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.96	(.61)
Total from investment operations	2.87	(.63)
Net asset value, end of period	$ 8.84	$ 5.97
Total Return (%)	48.07	(9.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13.6
Ratio of expenses (%)	1.57	1.38*
Ratio of net investment income (loss) (%)	(1.29)	(.81)*
Portfolio turnover rate (%)	155	225

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b Based on an average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Variable Series II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers twenty-seven portfolios (the "portfolio(s)"). During the period, Scudder Investment Grade Bond Portfolio changed its name to Scudder Fixed Income Portfolio.

Multiple Classes of Shares of Beneficial Interest. The Trust offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to Rule 12b-1 fees under the 1940 Act, and effective May 1, 2003 are subject to record keeping fees, equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 fee and record keeping fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Portfolios. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Trust are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The portfolios may enter into repurchase agreements with certain banks and broker-dealers whereby the portfolios, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the portfolios have the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the portfolios' claims on the collateral may be subject to legal proceedings.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the portfolio if the option is exercised. The portfolios may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the portfolio writes a covered call option, the portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the portfolio writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The portfolios may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the portfolio. When entering into a closing transaction, the portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The portfolios may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Scudder Fixed Income Portfolio, Scudder Government Securities Portfolio and Scudder Total Return Portfolio entered into mortgage dollar rolls in which each portfolio sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. Each portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by each portfolio because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to each portfolio. For example, while each portfolio receives compensation as consideration for agreeing to repurchase the security, each portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by each portfolio, thereby effectively charging each portfolio interest on its borrowings. Further, although each portfolio can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of each portfolio's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before each portfolio is able to repurchase them. There can be no assurance that each portfolio's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. Several of the portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until payment takes place. At the time the portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The portfolios' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the portfolios paid no federal income taxes and no federal income tax provision was required.

At December 31, 2003, the following portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration Date
Scudder Aggressive Growth Portfolio	3,153,000	12/31/2008
	5,489,000	12/31/2009
	8,989,000	12/31/2010
	23,998,000	12/31/2011
Scudder Blue Chip Portfolio	33,261,000	12/31/2009
	21,981,000	12/31/2010
Scudder Contrarian Value Portfolio	19,935,000	12/31/2008
	11,765,000	12/31/2010
	6,438,000	12/31/2011
Scudder Global Blue Chip Portfolio	2,711,000	12/31/2009
	4,724,000	12/31/2010
	2,456,000	12/31/2011
Scudder Growth Portfolio*	127,000	12/31/2007
	94,269,000	12/31/2009
	39,544,000	12/31/2010
	24,621,000	12/31/2011
Scudder High Income Portfolio	12,052,000	12/31/2007
	16,114,000	12/31/2008
	22,935,000	12/31/2009
	55,108,000	12/31/2010
	13,877,000	12/31/2011
Scudder International Select Equity Portfolio*	130,000	12/31/2007
	3,819,000	12/31/2008
	30,360,000	12/31/2009
	20,016,000	12/31/2010
	4,400,000	12/31/2011
Scudder Small Cap Growth Portfolio	83,569,000	12/31/2009
	62,668,000	12/31/2010
Scudder Technology Growth Portfolio	8,613,000	12/31/2008
	94,141,000	12/31/2009
	93,499,000	12/31/2010
	71,517,000	12/31/2011
Scudder Total Return Portfolio	57,276,000	12/31/2009
	8,813,000	12/31/2010
	46,269,000	12/31/2011
SVS Davis Venture Value Portfolio	127,000	12/31/2009
	4,386,000	12/31/2010
	1,390,000	12/31/2011
SVS Dreman Financial Services Portfolio	2,341,000	12/31/2009
	2,479,000	12/31/2010
	2,101,000	12/31/2011
SVS Dreman High Return Equity Portfolio	21,004,000	12/31/2010
	8,716,000	12/31/2011
SVS Dreman Small Cap Value Portfolio	15,799,000	12/31/2011
SVS Eagle Focused Large Cap Growth Portfolio	1,336,000	12/31/2008
	7,025,000	12/31/2009
	13,889,000	12/31/2010
	334,000	12/31/2011
SVS Focus Value+Growth Portfolio	9,619,000	12/31/2009
	15,209,000	12/31/2010
	7,546,000	12/31/2011
SVS Index 500 Portfolio	448,000	12/31/2008
	3,267,000	12/31/2009
	9,116,000	12/31/2010
	3,518,000	12/31/2011
SVS INVESCO Dynamic Growth Portfolio	317,000	12/31/2009
	6,175,000	12/31/2010
	377,000	12/31/2011
SVS Janus Growth and Income Portfolio	3,871,000	12/31/2008
	16,173,000	12/31/2009
	29,907,000	12/31/2010
	6,934,000	12/31/2011
SVS Janus Growth Opportunities Portfolio	2,379,000	12/31/2008
	31,299,000	12/31/2009
	42,499,000	12/31/2010
	19,473,000	12/31/2011
SVS Oak Strategic Equity Portfolio	322,000	12/31/2009
	4,400,000	12/31/2010
	2,522,000	12/31/2011
SVS Turner Mid Cap Growth Portfolio	13,630,000	12/31/2010

* Certain of these losses may be subject to limitations under Section 381-383 of the Internal Revenue Code.

For the period from November 1, 2003 through December 31, 2003, the following portfolios incurred approximate net realized capital losses as follows:

Portfolio	Net Realized Capital Loss ($)
Scudder Aggressive Growth Portfolio	11,000
Scudder Government Securities Portfolio	376,000
Scudder High Income Portfolio	1,859,000
Scudder International Select Equity Portfolio	564,000
Scudder Small Cap Growth Portfolio	81,000
Scudder Strategic Income Portfolio	52,000
Scudder Technology Growth Portfolio	118,000
Scudder Total Return Portfolio	19,000
SVS Davis Venture Value Portfolio	512,000
SVS Index 500 Portfolio	512,000
SVS Janus Growth and Income Portfolio	535,000
SVS Janus Growth Opportunities Portfolio	48,000
SVS Oak Strategic Equity Portfolio	3,256,000

As permitted by tax regulations, the portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, for all portfolios except the Scudder Money Market Portfolio, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the portfolio if not distributed and, therefore, will be distributed to shareholders at least annually. All of the net investment income of the Scudder Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the portfolio.

At December 31, 2003, the portfolios' components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed ordinary income ($)	Undistributed net long-term capital gains ($)	Capital loss carryforwards ($)	Unrealized appreciation (depreciation) on investments ($)
Scudder Aggressive Growth Portfolio	-	-	(41,629,000)	10,619,140
Scudder Blue Chip Portfolio	1,623,216	-	(55,242,000)	33,092,887
Scudder Contrarian Value Portfolio	4,296,630	-	(38,138,000)	38,388,651
Scudder Fixed Income Portfolio	11,126,479	1,643,431	-	2,084,860
Scudder Global Blue Chip Portfolio	701,947	-	(9,891,000)	8,952,632
Scudder Government Securities Portfolio	12,542,933	-	-	3,109,941
Scudder Growth Portfolio	738,141	-	(158,561,000)	53,239,196
Scudder High Income Portfolio	32,155,873	-	(120,086,000)	1,201,402
Scudder International Select Equity Portfolio	1,728,272	-	(58,725,000)	30,755,893
Scudder Small Cap Growth Portfolio	-	-	(146,237,000)	29,666,867
Scudder Strategic Income Portfolio	2,510,490	744,010	-	4,592,130
Scudder Technology Growth Portfolio	-	-	(267,770,000)	19,331,698
Scudder Total Return Portfolio	10,314,307	-	(112,358,000)	68,356,230
SVS Davis Venture Value Portfolio	965,274	-	(5,903,000)	33,153,421
SVS Dreman Financial Services Portfolio	2,298,822	-	(6,921,000)	26,528,301
SVS Dreman High Return Equity Portfolio	12,037,499	-	(29,720,000)	72,477,868
SVS Dreman Small Cap Value Portfolio	3,555,874	-	(15,799,000)	85,113,218
SVS Eagle Focused Large Cap Growth Portfolio	--	-	(22,584,000)	9,172,168
SVS Focus Value+Growth Portfolio	958,551	-	(32,374,000)	12,434,614
SVS Index 500 Portfolio	3,280,751	-	(16,349,000)	(7,814,675)
SVS INVESCO Dynamic Growth Portfolio	-	-	(6,869,000)	7,930,448
SVS Janus Growth and Income Portfolio	-	-	(56,885,000)	27,886,447
SVS Janus Growth Opportunities Portfolio	-	-	(95,650,000)	11,610,486
SVS MFS Strategic Value Portfolio	45,978	14,856	-	1,980,309
SVS Oak Strategic Equity Portfolio	-	-	(7,244,000)	11,460,558
SVS Turner Mid Cap Growth Portfolio	-	-	(13,630,000)	24,987,508

In addition, during the year ended December 31, 2003 the tax character of distributions paid to shareholders by the portfolios is summarized as follows:

Portfolio	Distributions from ordinary income* ($)	Distributions from long-term capital gains ($)	Distributions from return of capital ($)
Scudder Blue Chip Portfolio	1,361,345	-	-
Scudder Contrarian Value Portfolio	4,373,416	-	-
Scudder Fixed Income Portfolio	7,994,594	-	-
Scudder Global Blue Chip Portfolio	165,879	-	-
Scudder Government Securities Portfolio	24,354,482	649,165	-
Scudder Growth Portfolio	328,128	-	-
Scudder High Income Portfolio	30,333,486	-	-
Scudder International Select Equity Portfolio	1,550,011	-	-
Scudder Money Market Portfolio	3,501,000	-	-
Scudder Strategic Income Portfolio	853,600	28,838	-
Scudder Total Return Portfolio	20,032,407	-	-
SVS Davis Venture Value Portfolio	940,019	-	-
SVS Dreman Financial Services Portfolio	1,864,595	-	-
SVS Dreman High Return Equity Portfolio	11,423,101	-	-
SVS Dreman Small Cap Value Portfolio	3,009,265	4,054,538	-
SVS Focus Value+Growth Portfolio	874,250	-	-
SVS Index 500 Portfolio	2,880,518	-	-
SVS Janus Growth and Income Portfolio	1,270,975	-	-
SVS MFS Strategic Value Portfolio	24,920	-	-

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses arising in connection with a specific portfolio are allocated to that portfolio. Trust expenses are allocated between the portfolios in proportion to their relative net assets.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for all portfolios, with the exception of securities bought in default.

B. Investment Transactions

During the year ended December 31, 2003, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Proceeds from Sales ($)
Scudder Aggressive Growth Portfolio	47,780,776	43,557,536
Scudder Blue Chip Portfolio	406,165,146	380,013,093
Scudder Contrarian Value Portfolio	124,742,685	126,876,747
Scudder Fixed Income Portfolio excluding US Treasury Securities and mortgage dollar roll transactions	290,638,362	243,553,560
US Treasury Securities	268,880,505	296,362,943
mortgage dollar roll transactions	93,153,710	84,654,000
Scudder Global Blue Chip Portfolio	34,777,923	30,341,666
Scudder Government Securities Portfolio excluding US Government obligations, short-term investments and mortgage dollar roll transactions	2,221,876,451	2,368,526,882
direct US Government obligations	190,045,551	204,822,969
mortgage dollar roll transactions	113,417,516	98,450,590
Scudder Growth Portfolio	78,661,498	71,723,420
Scudder High Income Portfolio excluding US Treasury Securities	668,193,882	591,817,713
US Treasury Securities	9,385,532	16,833,459
Scudder International Select Equity Portfolio	182,167,419	174,306,410
Scudder Small Cap Growth Portfolio	245,120,391	211,721,180
Scudder Strategic Income Portfolio excluding US Treasury Securities	80,778,544	67,882,932
US Treasury Securities	23,921,145	33,117,780
Scudder Technology Growth Portfolio	134,928,258	154,102,894
Scudder Total Return Portfolio excluding direct US Government obligations, short-term investments and mortgage dollar roll transactions	396,871,439	409,734,314
direct US Government obligations	254,306,493	293,636,627
mortgage dollar roll transactions	40,573,661	35,470,216
SVS Davis Venture Value Portfolio	47,117,057	12,852,498
SVS Dreman Financial Services Portfolio	9,293,743	14,279,047
SVS Dreman High Return Equity Portfolio	112,629,380	97,321,036
SVS Dreman Small Cap Value Portfolio	228,231,690	199,387,562
SVS Eagle Focused Large Cap Growth Portfolio	124,656,716	108,255,092
SVS Focus Value+Growth Portfolio	78,116,978	83,458,137
SVS Index 500 Portfolio	60,617,689	20,545,085
SVS INVESCO Dynamic Growth Portfolio	36,468,625	33,747,352
SVS Janus Growth and Income Portfolio	80,486,009	90,583,806
SVS Janus Growth Opportunities Portfolio	60,560,600	68,812,164
SVS MFS Strategic Value Portfolio	15,447,896	4,010,925
SVS Oak Strategic Equity Portfolio	25,727,719	3,559,313
SVS Turner Mid Cap Growth Portfolio	153,971,089	128,865,159

For the year ended December 31, 2003, transactions for written options were as follows for the Scudder Strategic Income Portfolio:

	Contracts	Premium ($)
Beginning of period	-	-
Written	1,433,477	47,665
Closed	(1,383,821)	(34,466)
End of period	49,656	13,199

For the year ended December 31, 2003, transactions for written options were as follows for the Scudder Technology Growth Portfolio:

	Contracts	Premium ($)
Beginning of period	-	-
Written	5,112	308,516
Closed	(2,051)	(122,057)
Exercised	(292)	(28,789)
Expired	(2,769)	(157,670)
End of period	-	-

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the portfolios in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Accordingly, for the year ended December 31, 2003, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios' average daily net assets:

Portfolio	Annualized Management Fee Rate
Scudder Blue Chip Portfolio	0.65%
Scudder Contrarian Value Portfolio	0.75%
Scudder Fixed Income Portfolio	0.60%
Scudder Government Securities Portfolio	0.55%
Scudder Growth Portfolio	0.60%
Scudder High Income Portfolio	0.60%
Scudder International Select Equity Portfolio	0.75%
Scudder Money Market Portfolio	0.50%
Scudder Small Cap Growth Portfolio	0.65%
Scudder Strategic Income Portfolio	0.65%
Scudder Total Return Portfolio	0.55%
SVS Dreman Small Cap Value Portfolio	0.75%
SVS Focus Value+Growth Portfolio	0.75%

For the year ended December 31, 2003 the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS Focus Value+Growth Portfolio to the extent necessary to maintain the annualized expenses of Class A at 0.84% and Class B at 1.09%. Effective May 1, 2003 the Advisor increased the expense limitation for Class B to 1.24%. Accordingly, for the year ended December 31, 2003 the Advisor waived $6,300 of management fee and the fees pursuant to the Management Agreement was equivalent to an annual effective rate of 0.74% of the Portfolio's average daily net assets.

The Scudder Aggressive Growth Portfolio, Scudder Technology Growth Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annualized Management Fee Rate
$0-$250 million	0.75%
next $750 million	0.72%
next $1.5 billion	0.70%
next $2.5 billion	0.68%
next $2.5 billion	0.65%
next $2.5 billion	0.64%
next $2.5 billion	0.63%
Over $12.5 billion	0.62%

For the year ended December 31, 2003 the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Aggressive Growth Portfolio to the extent necessary to maintain the annualized expenses of Class A at 0.95% and Class B at 1.20%. Effective May 1, 2003 the Advisor increased the expense limitation for Class B to 1.35%. For the year ended December 31, 2003 the Advisor waived $15,030 of management fees.

Accordingly, for the year ended December 31, 2003, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios' average daily net assets:

Portfolio	Effective Rate
Scudder Aggressive Growth Portfolio	0.72%
Scudder Technology Growth Portfolio	0.75%
SVS Dreman Financial Services Portfolio	0.75%
SVS Dreman High Return Equity Portfolio	0.73%

SVS INVESCO Dynamic Growth Portfolio and SVS Turner Mid Cap Growth Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annualized Management Fee Rate
$0-$250 million	1.000%
next $250 million	0.975%
next $500 million	0.950%
next $1.5 billion	0.925%
Over $2.5 billion	0.900%

Accordingly, for the year ended December 31, 2003, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios' average daily net assets:

Portfolio	Effective Rate
SVS INVESCO Dynamic Growth Portfolio	0.84%
SVS Turner Mid Cap Growth Portfolio	1.00%

For the year ended December 31, 2003 the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS INVESCO Dynamic Growth Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.30% and Class B at 1.55%. Effective May 1, 2003 the Advisor increased the expense limitation for Class B to 1.70%. For the year ended December 31, 2003 the Advisor waived $48,767 of management fees.

SVS Davis Venture Value Portfolio, SVS Eagle Focused Large Cap Growth Portfolio, SVS Janus Growth and Income Portfolio, SVS Janus Growth Opportunities Portfolio and SVS Oak Strategic Equity Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annualized Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1.5 billion	0.875%
Over $2.5 billion	0.850%

Accordingly, for the year ended December 31, 2003, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios' average daily net assets:

Portfolio	Effective Rate
SVS Davis Venture Value Portfolio	0.95%
SVS Eagle Focused Large Cap Growth Portfolio	0.95%
SVS Janus Growth and Income Portfolio	0.95%
SVS Janus Growth Opportunities Portfolio	0.95%
SVS Oak Strategic Equity Portfolio	0.95%

The SVS Index 500 Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annualized Management Fee Rate
$0-$250 million	0.370%
next $250 million	0.330%
next $500 million	0.310%
next $1.5 billion	0.295%
Over $2.5 billion	0.270%

Accordingly, for the year ended December 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.37% of SVS Index 500 Portfolio's average daily net assets.

The Scudder Global Blue Chip Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annualized Management Fee Rate
$0-$250 million	1.00%
next $500 million	0.95%
next $750 million	0.90%
next $1.5 billion	0.85%
Over $3 billion	0.80%

The Advisor agreed to limit its management fee to 0.85% for the Scudder Global Blue Chip Portfolio through April 30, 2003. Accordingly, for the year ended December 31, 2003 the Advisor waived $142,979 of management fee and the fees pursuant to the Management Agreement were equivalent to an annual effective rate of 0.70% for the Portfolio's average daily net assets.

For the year ended December 31, 2003 the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS MFS Strategic Value Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.15% and Class B at 1.40%. Effective May 1, 2003 the Advisor increased the expense limitation for Class B to 1.55%. Accordingly, for the year ended December 31, 2003 the Advisor waived $80,609 of management fee and the fees pursuant to the Management Agreement were equivalent to an annual effective rate of 0.17% of the Portfolio's average daily net assets.

The SVS MFS Strategic Value Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annualized Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $500 million	0.825%
next $1 billion	0.800%
Over $2.5 billion	0.775%

Deutsche Asset Management Investment Services Limited ("DeAMIS") serves as sub-advisor to the Scudder International Select Equity and Scudder Strategic Income Portfolios and is paid by the Advisor for its services.

Dreman Value Management, LLC serves as sub-advisor to the SVS Dreman Financial Services, SVS Dreman High Return Equity and SVS Dreman Small Cap Value Portfolios and is paid by the Advisor for its services.

INVESCO serves as sub-advisor to the SVS INVESCO Dynamic Growth Portfolio and is paid by the Advisor for its services.

Eagle Asset Management, Inc. serves as sub-advisor to the SVS Eagle Focused Large Cap Growth Portfolio and is paid by the Advisor for its services.

Janus Capital Management, LLC, formerly Janus Capital Corporation, serves as sub-advisor to the SVS Janus Growth and Income and SVS Janus Growth Opportunities Portfolios and is paid by the Advisor for its services.

Turner Investment Partners, Inc. serves as sub-advisor to the SVS Turner Mid Cap Growth Portfolio and is paid by the Advisor for its services.

Oak Associates, Ltd. serves as sub-advisor to the SVS Oak Strategic Equity Portfolio and is paid by the Advisor for its services.

Davis Selected Advisers, L.P., serves as sub-advisor to the SVS Davis Venture Value Portfolio and is paid by the Advisor for its services.

Jennison Associates, L.L.C. serves as sub-advisor to the "growth" portion and Dreman Value Management, LLC. serves as sub-advisor to the "value" portion of the of the SVS Focus Value+Growth Portfolio and are paid by the Advisor for their services.

Massachusetts Financial Services Company ("MFS") serves as sub-advisor to the SVS MFS Strategic Value Portfolio and is paid by the Advisor for its services.

Effective April 30, 2003, Northern Trust Investments, Inc. ("NTI") serves as sub-advisor to SVS Index 500 Portfolio and is paid by the Advisor for its services.

Service Provider Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each portfolio. For the year ended December 31, 2003, SFAC received the following fee for its services for the following portfolios:

Portfolio	Total Aggregated ($)	Unpaid at December 31, 2003 ($)
Scudder Aggressive Growth Portfolio	40,010	9,448
Scudder Global Blue Chip Portfolio	61,017	17,666
Scudder Technology Growth Portfolio	67,604	25,665
SVS Davis Venture Value Portfolio	55,063	10,231
SVS Dreman Financial Services Portfolio	46,761	10,977
SVS Dreman High Return Equity Portfolio	83,669	15,939
SVS Eagle Focused Large Cap Growth Portfolio	29,997	7,428
SVS Index 500 Portfolio	170,616	61,995
SVS INVESCO Dynamic Growth Portfolio	55,989	16,362
SVS Janus Growth and Income Portfolio	77,682	20,505
SVS Janus Growth Opportunities Portfolio	48,173	11,701
SVS MFS Strategic Value Portfolio	36,987	28,810
SVS Oak Strategic Equity Portfolio	37,800	7,648
SVS Turner Mid Cap Growth Portfolio	55,282	16,321

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of Class B shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B shares. For the year ended December 31, 2003, the Distribution Fee was as follows:

Portfolio	Total Aggregated ($)	Fees Waived by Advisor ($)	Unpaid at December 31, 2003 ($)
Scudder Aggressive Growth Portfolio	3,462	-	730
Scudder Blue Chip Portfolio	17,238	-	3,283
Scudder Contrarian Value Portfolio	15,999	-	3,368
Scudder Fixed Income Portfolio	63,474	-	9,065
Scudder Global Blue Chip Portfolio	6,508	-	1,146
Scudder Government Securities Portfolio	86,751	-	8,450
Scudder Growth Portfolio	7,373	-	1,374
Scudder High Income Portfolio	42,154	-	7,669
Scudder International Select Equity Portfolio	19,174	-	3,622
Scudder Money Market Portfolio	91,574	3,564	14,038
Scudder Small Cap Growth Portfolio	15,387	-	3,029
Scudder Strategic Income Portfolio	5,615	-	1,352
Scudder Technology Growth Portfolio	10,997	-	2,140
Scudder Total Return Portfolio	24,991	-	4,263
SVS Davis Venture Value Portfolio	30,928	-	5,106
SVS Dreman Financial Services Portfolio	10,825	-	1,910
SVS Dreman High Return Equity Portfolio	73,850	-	12,935
SVS Dreman Small Cap Value Portfolio	35,148	-	6,405
SVS Eagle Focused Large Cap Growth Portfolio	16,086	-	2,834
SVS Focus Value+Growth Portfolio	8,341	-	1,252
SVS Index 500 Portfolio	34,789	-	6,153
SVS INVESCO Dynamic Growth Portfolio	5,499	-	901
SVS Janus Growth and Income Portfolio	16,450	-	2,913
SVS Janus Growth Opportunities Portfolio	7,285	-	1,122
SVS MFS Strategic Value Portfolio	12,647	-	2,400
SVS Oak Strategic Equity Portfolio	10,426	-	2,033
SVS Turner Mid Cap Growth Portfolio	14,987	-	2,664

For Scudder Money Market Portfolio, the Advisor agreed to waive 0.15% of the 12b-1 fee for the period January 1, 2003 through April 30, 2003.

Trustees' Fees and Expenses. The portfolios pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the portfolios may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Expense Off-Set Arrangements

The portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the portfolio's expenses. During the year ended December 31, 2003, the portfolios' custodian fees were reduced under these arrangements as follows:

Portfolio	Amount ($)
Scudder Aggressive Growth Portfolio	18
Scudder Blue Chip Portfolio	21
Scudder Contrarian Value Portfolio	14
Scudder Fixed Income Portfolio	598
Scudder Government Securities Portfolio	3,421
Scudder Growth Portfolio	43
Scudder High Income Portfolio	1,930
Scudder Money Market Portfolio	318
Scudder Small Cap Growth Portfolio	96
Scudder Strategic Income Portfolio	325
Scudder Technology Growth Portfolio	703
Scudder Total Return Portfolio	727
SVS Davis Venture Value Portfolio	24
SVS Dreman Financial Services Portfolio	26
SVS Dreman High Return Equity Portfolio	46
SVS Dreman Small Cap Value Portfolio	74
SVS Eagle Focused Large Cap Growth Portfolio	66
SVS Focus Value+Growth Portfolio	40
SVS Index 500 Portfolio	26
SVS INVESCO Dynamic Growth Portfolio	24
SVS Janus Growth and Income Portfolio	52
SVS Janus Growth Opportunities Portfolio	14
SVS MFS Strategic Value Portfolio	19
SVS Oak Strategic Equity Portfolio	11
SVS Turner Mid Cap Growth Portfolio	50

G. Commitments

As of December 31, 2003, the following portfolios had entered into the following forward foreign currency exchange contracts resulting in the following:

Scudder High Income Portfolio Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	196,859	USD	233,179	3/26/2004	(14,274)
EUR	3,834,794	USD	4,672,313	3/26/2004	(148,049)
					(162,323)

Scudder Strategic Income Portfolio Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	78,903	TRL	120,840,000,000	1/29/2004	41,937
USD	996,915	EUR	862,383	1/16/2004	89,164
USD	89,661	EUR	78,000	1/29/2004	8,536
MXP	86,121	USD	955,000	1/29/2004	1,480
MXP	157,735	USD	1,772,000	1/29/2004	683
USD	125,863	MXP	1,440,000	1/29/2004	1,764
USD	127,812	MXP	1,460,000	1/29/2004	1,588
					145,152
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) (US$)
EUR	4,001,596	USD	4,652,656	1/16/2004	(386,924)
EUR	1,960,306	USD	2,250,000	1/16/2004	(218,794)
EUR	808,113	USD	1,000,000	1/16/2004	(17,732)
GBP	1,000,000	USD	1,650,000	1/16/2004	(132,879)
GBP	567,988	USD	1,000,000	1/16/2004	(12,654)
JPY	988,667,288	USD	9,037,178	1/16/2004	(195,641)
USD	82,282	ARS	238,000	2/6/2004	(1,571)
USD	80,000	BRL	237,360	2/6/2004	(615)
EUR	1,245,000	USD	1,451,023	1/29/2004	(116,357)
MXP	173,000	USD	15,268	1/29/2004	(65)
MXP	1,030,000	USD	90,849	1/29/2004	(440)
RUB	2,536,000	USD	79,748	10/27/2004	(4,811)
					(1,088,483)

SVS Janus Growth and Income Portfolio Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	164,778	CHF	225,000	4/16/2004	17,544
USD	204,894	EUR	180,000	3/26/2004	21,367
USD	319,059	EUR	260,000	3/26/2004	7,763
					46,674
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) (US$)
CHF	1,100,000	USD	817,176	3/26/2004	(73,752)
CHF	800,000	USD	605,121	4/16/2004	(43,135)
EUR	1,100,000	USD	1,255,419	3/26/2004	(127,289)
EUR	250,000	USD	290,928	3/26/2004	(23,324)
EUR	200,000	USD	235,477	3/26/2004	(15,924)
					(283,424)

Currency Abbreviations:

ARS	Argentine Pesos
BRL	Brazilian Real
CHF	Swiss Francs
EUR	Euro
GBP	British Pounds
JPY	Japanese Yen
MXP	Mexican Pesos
RUB	Russian Ruble
USD	United States Dollar
TRL	Turkish Lira

H. Ownership of the Portfolios

At December 31, 2003, the beneficial ownership in the portfolios was as follows:

Scudder Aggressive Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 64% and 35%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 92%.

Scudder Blue Chip Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 55% and 42%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 93%.

Scudder Contrarian Value Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 42%, 39% and 18% respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 90%.

Scudder Fixed Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 49% and 42%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 94%.

Scudder Global Blue Chip Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 57% and 42%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 92%.

Scudder Government Securities Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 47%, 29% and 19%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 96%.

Scudder Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 50%, 27% and 21%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 91%.

Scudder High Income Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 41%, 29% and 28%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 90%.

Scudder International Select Equity Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 34%, 33% and 32%, respectively. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 87% and 10%, respectively.

Scudder Money Market Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 41%, 38% and 19%, respectively. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 75% and 23%, respectively.

Scudder Small Cap Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 38%, 31% and 29%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 94%.

Scudder Strategic Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 49% and 45%, respectively. One participating Insurance Company was the owner of record of 10% or more of the outstanding Class B shares of the Portfolio, owning 87%.

Scudder Technology Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 57% and 38%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 91%.

Scudder Total Return Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 49%, 33% and 17%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 95%.

SVS Davis Venture Value Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 73% and 26%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 92%.

SVS Dreman Financial Services Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 51% and 46%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 94%.

SVS Dreman High Return Equity Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 65% and 31%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 96%.

SVS Dreman Small Cap Value Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 52%, 34% and 12%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 94%.

SVS Eagle Focused Large Cap Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 71% and 28%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 93%.

SVS Focus Value+Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 54%, 31% and 14%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 98%.

SVS Index 500 Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 66% and 33%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 97%.

SVS INVESCO Dynamic Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 76% and 20%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 93%.

SVS Janus Growth and Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 68% and 31%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 92%.

SVS Janus Growth Opportunities Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 68% and 31%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 97%.

SVS MFS Strategic Value Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 61% and 37%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 92%.

SVS Oak Strategic Equity Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 80% and 19%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 95%.

SVS Turner Mid Cap Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 78% and 22%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 95%.

I. Line of Credit

The Trust and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The facility borrowing limit for each portfolio is as follows:

Portfolio	Facility Borrowing Limit
Scudder Aggressive Growth Portfolio	33%
Scudder Blue Chip Portfolio	33%
Scudder Contrarian Value Portfolio	33%
Scudder Fixed Income Portfolio	33%
Scudder Global Blue Chip Portfolio	33%
Scudder Government Securities Portfolio	33%
Scudder Growth Portfolio	33%
Scudder High Income Portfolio	33%
Scudder International Select Equity Portfolio	33%
Scudder Money Market Portfolio	33%
Scudder Small Cap Growth Portfolio	33%
Scudder Strategic Income Portfolio	33%
Scudder Technology Growth Portfolio	5%
Scudder Total Return Portfolio	33%
SVS Davis Venture Value Portfolio	33%
SVS Dreman Financial Services Portfolio	33%
SVS Dreman High Return Equity Portfolio	33%
SVS Dreman Small Cap Value Portfolio	33%
SVS Eagle Focused Large Cap Growth Portfolio	33%
SVS Focus Value+Growth Portfolio	33%
SVS Index 500 Portfolio	33%
SVS INVESCO Dynamic Growth Portfolio	33%
SVS Janus Growth and Income Portfolio	33%
SVS Janus Growth Opportunities Portfolio	33%
SVS MFS Strategic Value Portfolio	33%
SVS Oak Strategic Equity Portfolio	33%
SVS Turner Mid Cap Growth Portfolio	33%

J. Acquisition of Assets

On November 3, 2002, the Scudder International Select Equity Portfolio ("Acquiring Portfolio") acquired all the net assets of the Scudder New Europe Portfolio ("Acquired Portfolio") pursuant to a plan of reorganization approved by the shareholders. The acquisition was accomplished by a tax-free exchange of 5,317,510 shares of the Acquiring Portfolio for 3,442,318 shares of the Acquired Portfolio outstanding on November 3, 2002. The Acquired Portfolio's net assets at that date ($27,341,143), including 1,093,847 of net unrealized depreciation, were combined with those of Acquiring Portfolio. The aggregate net assets of Acquiring Portfolio immediately before the acquisition were $93,636,672. The combined net assets of the Acquiring Portfolio immediately following the acquisition were $120,977,815.

K. Restatement

The annual financial statements as of and for the year ended December 31, 2002 for the SVS Janus Growth and Income Portfolio have been restated to reflect an adjustment to the value of a security held at December 31, 2002. The effect of this adjustment was to increase the net assets by $885,456 or $0.03 per share at December 31, 2002. The net asset value per share was adjusted from $7.15 to $7.18 for Class A and from $7.14 to $7.17 for Class B. In accordance with this adjustment, the one year total return was adjusted from -20.56% to -20.22% for Class A. The total return for Class B for the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002 was also adjusted from -10.30% to -9.92%.

Report of Ernst & Young LLP, Independent Auditors

The Trustees and the Shareholders of Scudder Variable Series II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Scudder Variable Series II (the "Trust") comprising the Scudder Aggressive Growth, Scudder Blue Chip, Scudder Contrarian Value, Scudder Fixed Income (formerly, Scudder Investment Grade Bond), Scudder Global Blue Chip, Scudder Government Securities, Scudder Growth, Scudder High Income, Scudder International Select Equity, Scudder Money Market, Scudder Small Cap Growth, Scudder Strategic Income, Scudder Technology Growth, Scudder Total Return, SVS Davis Venture Value, SVS Dreman Financial Services, SVS Dreman High Return Equity, SVS Dreman Small Cap Value, SVS Eagle Focused Large Cap Growth, SVS Focus Value+Growth, SVS Index 500, SVS INVESCO Dynamic Growth, SVS Janus Growth and Income, SVS Janus Growth Opportunities, SVS MFS Strategic Value, SVS Oak Strategic Equity, and SVS Turner Mid Cap Growth Portfolios (collectively, the "portfolios") as of December 31, 2003, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Scudder Variable Series II at December 31, 2003, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts
February 13, 2004

Tax Information (Unaudited)

The following portfolios paid distributions from net long-term capital gains during the year ended December 31, 2003 as follows:

Portfolio	Distribution Per Share ($)	% Representing 20% Rate Gains
Scudder Government Securities Portfolio	.02	100
Scudder Strategic Income Portfolio	.01	100
SVS Dreman Small Cap Value Portfolio	.20	100

The following portfolios designated as capital gain dividends for its year ended December 31, 2003:

Portfolio	Capital Gain ($)	% Representing 20% Rate Gains
Scudder Fixed Income Portfolio	1,794,000	27
Scudder Strategic Income Portfolio	830,000	100
SVS MFS Strategic Value Portfolio	25,000	100

For corporate shareholders, the following percentage of income dividends paid during the following portfolios' fiscal year ended December 31, 2003 qualified for the dividends received deduction:

Portfolio	%
Scudder Blue Chip Portfolio	100
Scudder Contrarian Value Portfolio	100
Scudder Global Blue Chip Portfolio	100
Scudder Growth Portfolio	100
Scudder Total Return Portfolio	23
SVS Davis Venture Value Portfolio	100
SVS Dreman Financial Services Portfolio	100
SVS Dreman High Return Equity Portfolio	100
SVS Dreman Small Cap Value Portfolio	100
SVS Focus Value+Growth Portfolio	100
SVS Janus Growth and Income Portfolio	100
SVS Index 500 Portfolio	100
SVS MFS Strategic Value Portfolio	100

Scudder International Select Equity Portfolio paid foreign taxes of $331,366 and earned $1,900,875 of foreign source income during the year ended December 31, 2003. Pursuant to Section 853 of the Internal Revenue Code, Scudder International Select Equity Portfolio designates $0.02 per share as foreign taxes paid and $0.12 per share as income earned from foreign sources for the year ended December 31, 2003.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the Trust as of December 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company); Prisma Energy International (owner and operator of Enron's international energy infrastructure business).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (67) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (62) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); Trustee, Bryn Mawr College; AK Steel (steel production).	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Trustee, 1979-January 1, 2004	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons[4] (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Philip J. Collora (58) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present Chief Legal Officer, 2003-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo[4] (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (38) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (58) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-778-1482.

About the Fund's Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
1-800-778-1482

[Scudder Investments Logo]

A member of Deutsche Asset Management

[Deutsche Asset Management Logo]

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Printed on recycled paper.
SVS2-2 (2/29/04) 27894
Form A
Printed in the U.S.A.

ITEM 2.         CODE OF ETHICS.

As of the end of the period, December 31, 2003, Scudder Variable Series has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                           SCUDDER VARIABLE SERIES II
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit  Committee  approved  in  advance  all audit  services  and  non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

----------- ------------------ ------------------- ------------------- ------------------
Fiscal Year                                                                   All
   Ended     Audit Fees Billed    Audit-Related     Tax Fees Billed to Other Fees Billed
December 31       to Fund      Fees Billed to Fund         Fund             to Fund
----------- ------------------ ------------------- ------------------- ------------------
2003              $999,220              $0               $162,821            $9,828
----------- ------------------ ------------------- ------------------- ------------------
2002              $707,325              $0               $124,820              $0
----------- ------------------ ------------------- ------------------- ------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

----------- --------------------- ---------------------- -------------------
               Audit-Related                                      All
               Fees Billed to      Tax Fees Billed to     Other Fees Billed
Fiscal Year     Adviser and            Adviser and         to Adviser and
   Ended      Affiliated Fund        Affiliated Fund      Affiliated Fund
December 31  Service Providers      Service Providers    Service Providers
----------- --------------------- ---------------------- -------------------
2003              $112,900                 $0                    $0
----------- --------------------- ---------------------- -------------------
2002              $212,800                 $0                    $0
----------- --------------------- ---------------------- -------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's last two fiscal years for non-audit  services.  For  engagements  entered into on or after May 6, 2003,  the Audit  Committee  pre-approved  all non-audit services that E&Y  provided to the Adviser and any  Affiliated  Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee  requested and received  information  from E&Y about any non-audit  services that E&Y  rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee  considered this information in evaluating E&Y's independence.

----------- --------------- ----------------------- -------------------- -------------------
                             Total Non-Audit Fees
                             billed to Adviser and
                               Affiliated Fund
                              Service Providers     Total Non-Audit Fees
                             (engagements related     billed to Adviser
                               directly to the       and Affiliated Fund
                 Total          operations and        Service Providers
             Non-Audit Fees   financial reporting         (all other
Fiscal Year  Billed to Fund      of the Fund)           engagements)     Total of (A), (B)
   Ended
December 31        (A)               (B)                     (C)             and (C)
----------- --------------- ----------------------- -------------------- -------------------
2003            $172,649              $0                 $3,742,000        $3,914,649
----------- --------------- ----------------------- -------------------- -------------------
2002            $124,820              $0                  $963,492         $1,088,312
----------- --------------- ----------------------- -------------------- -------------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Variable Series II

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Variable Series II

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               February 27, 2004
                                    ---------------------------